Exhibit 4.119

EXECUTION VERSION
ADDENDUM NO. 1
to MOA dated
29 June 2018 in respect of Hull No. 8242
This addendum no. 1 (the “Addendum”) is made on 12 March 2019 by and among:
1.	Cargill International SA, a company incorporated under the laws of Switzerland and having its registered office at 14 chemin de-Normandie, 1206 Geneva, Switzerland (the “Buyer”);
2.
PCH Dreaming Inc., a corporation duly incorporated and validly existing under the laws of the Republic of the Marshall Islands and having its registered address at Trust Company Complex, Ajeltake Road, Ajeltake Island, Majuro, Republic of the Marshall Islands, MH 96960 (the “Seller”); and

3.
Top Ships Inc., a company duly incorporated and validly existing under the laws of the Republic of the Marshall Islands and having its registered address at Trust Company Complex, Ajeltake Road, Ajeltake Island, Majuro, Republic of the Marshall Islands, MH 96960 (the “Guarantor”),

(the Buyer, the Seller and the Guarantor, each a “Party” and together, the “Parties”).
WHEREAS:
(A)
By a shipbuilding contract dated 9 January 2018 between the Seller and Hyundai Mipo Dockyard Co., Ltd. (“Builder”), the Builder agreed to construct, or procure the construction of, the product / chemical tanker named or, as the case may be, to be named, “ECO MARINA DEL REY”, constructed, or, as the case may be, under construction, by the Builder with Builder’s Hull No. 8242 and with IMO number 9798349 (“Vessel”) and the Seller agreed to buy the Vessel (as amended, supplemented or otherwise modified from time to time, including by an agreement dated 28 March 2018 and an Addendum No.1 dated 14 May 2018, the “Shipbuilding Contract”).

(B)
By a memorandum of agreement dated 29 June 2018 (“MOA”) and entered into among the Buyer, the Seller and the Guarantor in respect of the Vessel, the Buyer agreed to buy, and the Seller agreed to sell, the Vessel.

(C)	The Parties now wish to make various amendments to the MOA, such amendments in the terms set out in this Addendum.

NOW THEREFORE for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged and agreed by the Parties, the Parties AGREE AS FOLLOWS:
1.
Unless otherwise specified, capitalised terms and the interpretation of other terms used in this Addendum (including in its recitals) shall have the meanings and interpretations specified in the MOA and such terms shall apply, mutatis mutandis, to this Addendum, as if set out in full herein.

2.	As and with effect from the date of this Addendum:
2.1	The following new definitions shall be added to the ‘Definitions’ section of the MOA:
2.1.1	“‘Alpha Bank’ means Alpha Bank A.E., with its registered address at 40 Stadiou Street, Athens, Greece.”;
2.1.2
“‘CISA Payment Undertaking’ means an undertaking in the form and substance of the undertaking at Appendix K to be provided by the Buyer to Alpha Bank to pay to Alpha Bank an amount equal to the Net Sales Proceeds upon receipt by the Buyer of a fully executed copy of the Notice of Re-Assignment and the Vessel having been delivered to, and accepted by, the Delivery Entity under this Agreement or at such other time as provided for in the undertaking.”;

2.1.3
“‘Deed of Assignment’ means the deed of assignment entered into between the Seller and Alpha Bank dated 12 July 2018 pursuant to which the Seller agreed to, inter alia, assign its rights under the Shipbuilding Contract to Alpha Bank.”; and

2.1.4
“‘Notice of Re-Assignment’ means a notice of re-assignment entered into, or, as the case may be, to be entered into by Alpha Bank as regards the re-assignment to the Seller by Alpha Bank of, inter alia, the rights assigned to Alpha Bank under the Deed of Assignment, in a form and on terms acceptable to Alpha Bank and the Delivery Entity.”

2.2	The following definitions in the ‘Definitions’ section of the MOA shall be deleted in their entirety:
2.2.1
“‘Seller’s Account’ means the following account at the Seller’s Bank: NL20 ABNA 0627 7819 69 (or such other account as the Seller may nominate and the Buyer may approve (the Buyer’s approval always at the Buyer’s sole discretion) prior to the Time of Delivery).”

2.2.2
“‘Seller’s Bank’ means ABN AMRO BANK, BIC/SWIFT: ABNANL2A or such other bank or financial institution as the Seller may nominate and the Buyer may approve in writing (the Buyer’s approval always at the Buyer’s sole discretion) prior to the Time of Delivery.”;

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2.3
The definition of “Shipbuilding Contract Payment Amount” in the ‘Definitions’ section of the MOA shall be deleted in its entirety and be replaced with “‘Shipbuilding Contract Payment Amount’ means an amount equal to United States Dollars Twenty Two Million Two Hundred and Sixty Six Thousand Five Hundred (US$22,266,500).”;

2.4	The definition of “Transaction Fees Amount” in the ‘Definitions’ section of the MOA shall be deleted in its entirety and be replaced by:
“‘Transaction Fees Amount’ means an amount equal to United States Dollars Five Hundred and Fourteen Thousand Seven Hundred and Twenty (US$271,720) representing the aggregate of:
(A) an amount equal to United States Dollars Fifty Thousand (US$50,000) representing the legal fees payable by the Buyer to the Financier pursuant to the Agreement to Acquire in connection with, inter alia, the preparation, negotiation, execution and delivery of the Agreement to Acquire;
(B) an amount equal to United States Dollars One Hundred and Twenty Nine Thousand Six Hundred (US$129,600), representing the Upfront Fee payable by the Buyer to the Financier pursuant to the Agreement to Acquire;
(C) an amount equal to United States Dollars Forty Two Thousand One Hundred and Twenty (US$42,120), representing the Commitment Fee payable by the Buyer to the Financier pursuant to the Agreement to Acquire;
(D) an amount equal to United States Dollars Fifty Thousand (US$50,000), representing the Buyer’s legal fees in connection with, inter alia, the preparation, negotiation, execution and delivery of this Agreement.”;
2.5
The words “United States Dollars thirty-two million four hundred thousand only (US$32,400,000)” in Clause 1 of the MOA shall be deleted in their entirety and replaced by “United States Dollars thirty-two million three hundred and eighty six thousand five hundred only (US$32,386,500)”;

2.6	Clause 2.7 of the MOA shall be deleted in its entirety and be replaced by:
“2.7 Save as otherwise agreed by the Buyer (such agreement in the Buyer’s sole discretion), and subject always to the terms and conditions of this Agreement, at the Time of Delivery, the Buyer shall:
2.7.1 deliver to the Seller a dated original Release Instruction executed by the Buyer; and
2.7.2 release to Alpha Bank a fully executed copy of the CISA Payment Undertaking.”;
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2.7	Clause 2.8 of the MOA shall be deleted in its entirety and be replaced by:
“2.8 Save as otherwise agreed by the Buyer (such agreement in the Buyer’s sole discretion), delivery to the Seller of a dated original Release Instruction executed by the Buyer pursuant to Clause 2.7.1 and release to Alpha Bank of the fully executed copy of the CISA Payment Undertaking pursuant to Clause 2.7.2 shall constitute the full performance of the Buyer’s obligation to pay the Purchase Price under this Agreement.”;
2.8	Clause 2.9 of the MOA shall be deleted in its entirety and be replaced by:
“2.9 Notwithstanding Clause 2.2, any costs and/or expenses (including, without limitation, any fees or charges of the Builder’s Bank) incurred by the Buyer by reason of:
2.9.1 the remittance of the Shipbuilding Contract Payment Amount to the Builder’s Bank pursuant to Clause 2.5 (or pursuant to such other mechanism as the Buyer may agree (such agreement in the Buyer’s sole discretion)); and / or
2.9.2 the payment by the Buyer of the Net Sales Proceeds pursuant to the CISA Payment Undertaking, shall be for the Seller’s account.”;
2.9
Clause 6.1.13 of the MOA shall be deleted in its entirety and be replaced by: “6.1.13 Two (2) originals of the Builder Protocol of Delivery and Acceptance duly executed by an authorised signatory of the Builder and the Delivery Entity as the Seller’s nominee under the Shipbuilding Contract”;

2.10	Clause 6.1.15 (c) of the MOA shall be deleted in its entirety and be replaced by “the Protocol of Stores of Consumable Nature issued by the Builder”;
2.11
Clause 6.1.23 of the MOA shall be deleted in its entirety and be replaced by “6.1.23 Any such additional documents which may be required by the Delivery Entity to register the Vessel under the flag of the Buyer’s Nominated Flag State and/or to transfer ownership of and title to the Vessel to the Delivery Entity; and”

2.12
A new Clause 6.1.24 shall be added to the MOA: “6.1.24 a copy of the dated Notice of Re-Assignment duly executed by Alpha Bank, and which Notice of Re-Assignment shall be fully effective at the time at which it is provided to the Buyer.”

2.13
The following words in Clause 6.4 of the MOA shall be deleted in their entirety “ten (10) Banking Days prior to the intended date of delivery of the Vessel to the Delivery Entity under this Agreement as notified by the Seller pursuant to Clause 4.1, (failing which the Buyer may cancel this Agreement with immediate effect upon written notice to the Seller and without liability whatsoever on the part of the Buyer)” and be replaced by “one (1) Banking Day prior to the Definite Delivery Date as notified by the Seller pursuant to

4

Clause 4.1, (failing which the Buyer may cancel this Agreement with immediate effect upon written notice to the Seller and without liability whatsoever on the part of the Buyer):”
2.14	Clause 6.4.13 of the MOA shall be deleted in its entirety and be replaced by:
“6.4.13 (A) an original of a letter signed by an authorised signatory of the Seller setting out the details of the Seller’s account at Alpha Bank to which the payment of the Net Sales Proceeds is to be made (such payment subject always to Clause 2 and to the terms of the CISA Payment Undertaking) and confirming the contact details of an individual (for example a named individual from the Seller’s accounting department) duly authorised by the Seller, who can be contacted by the Buyer by telephone to confirm the details of such account, in a form and on terms satisfactory to the Buyer (such satisfaction always at the Buyer’s sole discretion); and (B) an original of a letter signed by an authorised signatory of Alpha Bank setting out the details of the account at Alpha Bank to which the payment of the Net Sales Proceeds is to be made (such payment subject always to Clause 2 and to the terms of the CISA Payment Undertaking) and confirming the contact details of an individual duly authorised by Alpha Bank, who can be contacted by the Buyer by telephone to confirm the details of such account, in a form and on terms satisfactory to the Buyer (such satisfaction always at the Buyer’s sole discretion); and”
2.15	Clause 6.4.14 of the MOA shall be deleted in its entirety and Clause 6.4.15 of the MOA shall be renumbered to be Clause 6.4.14 of the MOA;
2.16
Clause 6.7.1 of the MOA shall be deleted in its entirety and be replaced by: “6.7.1 any additional documents required by the Buyer to enable payment of the Net Sales Proceeds to the account set out in the CISA Payment Undertaking (such payment subject always to the provisions of Clause 2 and to the terms of the CISA Payment Undertaking); and”;

2.17
Clause 6.8 of the MOA shall be deleted in its entirety and be replaced by: “6.8 The Buyer shall notify the Seller of any such additional documents required by the Buyer, or, as the case may be, the Financier pursuant to Clause 6.7 no later than one (1) Banking Day prior to the Definite Delivery Date (as determined by the five (5) Banking Day definite notice of the Definite Delivery Date as notified by the Seller pursuant to Clause 4.1)”;

2.18
the copy of the Sub-Bareboat Charter attached at Appendix B to the MOA shall be deleted and replaced in its entirety by the document at Annex 1 to this Addendum and all references in the MOA to the Sub-Bareboat Charter shall be read and construed accordingly;

2.19
the copy of the Vessel specifications attached at Appendix F to the MOA shall be deleted and replaced in their entirety by the documents at Annex 2 to this Addendum and all references in the MOA to the Specifications shall be read and construed accordingly; and

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2.20	the document at Annex 3 to this Addendum shall be appended to the MOA in a new Appendix K.
3.
This Addendum shall be an integral part of the MOA and shall be an amendment and supplement thereto and as and with effect from the date of this Addendum, the MOA shall be read and construed subject to and in accordance with the terms of this Addendum. Save those altered and changed pursuant to this Addendum, all other terms and/or conditions of the MOA, including Clause 25 (Guarantee) of the MOA, shall remain unaltered and are, and shall remain, in full force and effect.

4.
Each Party hereby represents and warrants to the other Parties that its execution of this Addendum has been duly authorised and this Addendum constitutes its legal and valid obligations binding on it in accordance with the terms of this Addendum.

5.
This Addendum may be executed in any number of counterparts each of which when executed shall constitute an original of this Addendum, but all the counterparts shall together constitute the same agreement. No counterpart shall be effective until each Party has executed at least one counterpart. A signed copy received in .pdf format shall be deemed to be an original.

6.
This Addendum and any non-contractual obligations arising out of, or in connection with, it shall be governed by, and construed in accordance with, English law. Any disputes arising out of, or in connection with, this Addendum shall be settled in accordance with Clause 27 of the MOA which shall apply, mutatis mutandis, to this Addendum, as if set out in full herein.

IN WITNESS WHEREOF the Parties have caused this Addendum to be duly executed by their duly authorised officers and to be effective on the date and year first above written.
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Annex 1 – Sub-Bareboat Charter
ANNEX 1 TO MOA ADDENDUM NO.1
BAREBOAT CHARTER AGREEMENT HULL NO. 8242
Dated as of [●] 2019
Between
CARGILL INTERNATIONAL SA
as Owner,
and
PCH DREAMING INC.
as Charterer

EXECUTION VERSION
ADDENDUM NO. 1
to MOA dated
29 June 2018 in respect of Hull No. 8242
This addendum no. 1 (the “Addendum”) is made on 12 March 2019 by and among:
1.	Cargill International SA, a company incorporated under the laws of Switzerland and having its registered office at 14 chemin de-Normandie, 1206 Geneva, Switzerland (the “Buyer”);
2.
PCH Dreaming Inc., a corporation duly incorporated and validly existing under the laws of the Republic of the Marshall Islands and having its registered address at Trust Company Complex, Ajeltake Road, Ajeltake Island, Majuro, Republic of the Marshall Islands, MH 96960 (the “Seller”); and

3.
Top Ships Inc., a company duly incorporated and validly existing under the laws of the Republic of the Marshall Islands and having its registered address at Trust Company Complex, Ajeltake Road, Ajeltake Island, Majuro, Republic of the Marshall Islands, MH 96960 (the “Guarantor”),

(the Buyer, the Seller and the Guarantor, each a “Party” and together, the “Parties”).
WHEREAS:
(A)
By a shipbuilding contract dated 9 January 2018 between the Seller and Hyundai Mipo Dockyard Co., Ltd. (“Builder”), the Builder agreed to construct, or procure the construction of, the product / chemical tanker named or, as the case may be, to be named, “ECO MARINA DEL REY”, constructed, or, as the case may be, under construction, by the Builder with Builder’s Hull No. 8242 and with IMO number 9798349 (“Vessel”) and the Seller agreed to buy the Vessel (as amended, supplemented or otherwise modified from time to time, including by an agreement dated 28 March 2018 and an Addendum No.1 dated 14 May 2018, the “Shipbuilding Contract”).

(B)
By a memorandum of agreement dated 29 June 2018 (“MOA”) and entered into among the Buyer, the Seller and the Guarantor in respect of the Vessel, the Buyer agreed to buy, and the Seller agreed to sell, the Vessel.

(C)	The Parties now wish to make various amendments to the MOA, such amendments in the terms set out in this Addendum.

NOW THEREFORE for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged and agreed by the Parties, the Parties AGREE AS FOLLOWS:
1.
Unless otherwise specified, capitalised terms and the interpretation of other terms used in this Addendum (including in its recitals) shall have the meanings and interpretations specified in the MOA and such terms shall apply, mutatis mutandis, to this Addendum, as if set out in full herein.

2.	As and with effect from the date of this Addendum:
2.1	The following new definitions shall be added to the ‘Definitions’ section of the MOA:
2.1.1	“‘Alpha Bank’ means Alpha Bank A.E., with its registered address at 40 Stadiou Street, Athens, Greece.”;
2.1.2
“‘CISA Payment Undertaking’ means an undertaking in the form and substance of the undertaking at Appendix K to be provided by the Buyer to Alpha Bank to pay to Alpha Bank an amount equal to the Net Sales Proceeds upon receipt by the Buyer of a fully executed copy of the Notice of Re-Assignment and the Vessel having been delivered to, and accepted by, the Delivery Entity under this Agreement or at such other time as provided for in the undertaking.”;

2.1.3
“‘Deed of Assignment’ means the deed of assignment entered into between the Seller and Alpha Bank dated 12 July 2018 pursuant to which the Seller agreed to, inter alia, assign its rights under the Shipbuilding Contract to Alpha Bank.”; and

2.1.4
“‘Notice of Re-Assignment’ means a notice of re-assignment entered into, or, as the case may be, to be entered into by Alpha Bank as regards the re-assignment to the Seller by Alpha Bank of, inter alia, the rights assigned to Alpha Bank under the Deed of Assignment, in a form and on terms acceptable to Alpha Bank and the Delivery Entity.”

2.2	The following definitions in the ‘Definitions’ section of the MOA shall be deleted in their entirety:
2.2.1
“‘Seller’s Account’ means the following account at the Seller’s Bank: NL20 ABNA 0627 7819 69 (or such other account as the Seller may nominate and the Buyer may approve (the Buyer’s approval always at the Buyer’s sole discretion) prior to the Time of Delivery).”

2.2.2
“‘Seller’s Bank’ means ABN AMRO BANK, BIC/SWIFT: ABNANL2A or such other bank or financial institution as the Seller may nominate and the Buyer may approve in writing (the Buyer’s approval always at the Buyer’s sole discretion) prior to the Time of Delivery.”;

2

2.3
The definition of “Shipbuilding Contract Payment Amount” in the ‘Definitions’ section of the MOA shall be deleted in its entirety and be replaced with “‘Shipbuilding Contract Payment Amount’ means an amount equal to United States Dollars Twenty Two Million Two Hundred and Sixty Six Thousand Five Hundred (US$22,266,500).”;

2.4	The definition of “Transaction Fees Amount” in the ‘Definitions’ section of the MOA shall be deleted in its entirety and be replaced by:
“‘Transaction Fees Amount’ means an amount equal to United States Dollars Five Hundred and Fourteen Thousand Seven Hundred and Twenty (US$271,720) representing the aggregate of:
(A) an amount equal to United States Dollars Fifty Thousand (US$50,000) representing the legal fees payable by the Buyer to the Financier pursuant to the Agreement to Acquire in connection with, inter alia, the preparation, negotiation, execution and delivery of the Agreement to Acquire;
(B) an amount equal to United States Dollars One Hundred and Twenty Nine Thousand Six Hundred (US$129,600), representing the Upfront Fee payable by the Buyer to the Financier pursuant to the Agreement to Acquire;
(C) an amount equal to United States Dollars Forty Two Thousand One Hundred and Twenty (US$42,120), representing the Commitment Fee payable by the Buyer to the Financier pursuant to the Agreement to Acquire;
(D) an amount equal to United States Dollars Fifty Thousand (US$50,000), representing the Buyer’s legal fees in connection with, inter alia, the preparation, negotiation, execution and delivery of this Agreement.”;
2.5
The words “United States Dollars thirty-two million four hundred thousand only (US$32,400,000)” in Clause 1 of the MOA shall be deleted in their entirety and replaced by “United States Dollars thirty-two million three hundred and eighty six thousand five hundred only (US$32,386,500)”;

2.6	Clause 2.7 of the MOA shall be deleted in its entirety and be replaced by:
“2.7 Save as otherwise agreed by the Buyer (such agreement in the Buyer’s sole discretion), and subject always to the terms and conditions of this Agreement, at the Time of Delivery, the Buyer shall:
2.7.1 deliver to the Seller a dated original Release Instruction executed by the Buyer; and
2.7.2 release to Alpha Bank a fully executed copy of the CISA Payment Undertaking.”;

3

2.7	Clause 2.8 of the MOA shall be deleted in its entirety and be replaced by:
“2.8 Save as otherwise agreed by the Buyer (such agreement in the Buyer’s sole discretion), delivery to the Seller of a dated original Release Instruction executed by the Buyer pursuant to Clause 2.7.1 and release to Alpha Bank of the fully executed copy of the CISA Payment Undertaking pursuant to Clause 2.7.2 shall constitute the full performance of the Buyer’s obligation to pay the Purchase Price under this Agreement.”;
2.8	Clause 2.9 of the MOA shall be deleted in its entirety and be replaced by:
“2.9 Notwithstanding Clause 2.2, any costs and/or expenses (including, without limitation, any fees or charges of the Builder’s Bank) incurred by the Buyer by reason of:
2.9.1 the remittance of the Shipbuilding Contract Payment Amount to the Builder’s Bank pursuant to Clause 2.5 (or pursuant to such other mechanism as the Buyer may agree (such agreement in the Buyer’s sole discretion)); and / or
2.9.2 the payment by the Buyer of the Net Sales Proceeds pursuant to the CISA Payment Undertaking, shall be for the Seller’s account.”;
2.9
Clause 6.1.13 of the MOA shall be deleted in its entirety and be replaced by: “6.1.13 Two (2) originals of the Builder Protocol of Delivery and Acceptance duly executed by an authorised signatory of the Builder and the Delivery Entity as the Seller’s nominee under the Shipbuilding Contract”;

2.10	Clause 6.1.15 (c) of the MOA shall be deleted in its entirety and be replaced by “the Protocol of Stores of Consumable Nature issued by the Builder”;
2.11
Clause 6.1.23 of the MOA shall be deleted in its entirety and be replaced by “6.1.23 Any such additional documents which may be required by the Delivery Entity to register the Vessel under the flag of the Buyer’s Nominated Flag State and/or to transfer ownership of and title to the Vessel to the Delivery Entity; and”

2.12
A new Clause 6.1.24 shall be added to the MOA: “6.1.24 a copy of the dated Notice of Re-Assignment duly executed by Alpha Bank, and which Notice of Re-Assignment shall be fully effective at the time at which it is provided to the Buyer.”

2.13
The following words in Clause 6.4 of the MOA shall be deleted in their entirety “ten (10) Banking Days prior to the intended date of delivery of the Vessel to the Delivery Entity under this Agreement as notified by the Seller pursuant to Clause 4.1, (failing which the Buyer may cancel this Agreement with immediate effect upon written notice to the Seller and without liability whatsoever on the part of the Buyer)” and be replaced by “one (1) Banking Day prior to the Definite Delivery Date as notified by the Seller pursuant to

4

Clause 4.1, (failing which the Buyer may cancel this Agreement with immediate effect upon written notice to the Seller and without liability whatsoever on the part of the Buyer):”
2.14	Clause 6.4.13 of the MOA shall be deleted in its entirety and be replaced by:
“6.4.13 (A) an original of a letter signed by an authorised signatory of the Seller setting out the details of the Seller’s account at Alpha Bank to which the payment of the Net Sales Proceeds is to be made (such payment subject always to Clause 2 and to the terms of the CISA Payment Undertaking) and confirming the contact details of an individual (for example a named individual from the Seller’s accounting department) duly authorised by the Seller, who can be contacted by the Buyer by telephone to confirm the details of such account, in a form and on terms satisfactory to the Buyer (such satisfaction always at the Buyer’s sole discretion); and (B) an original of a letter signed by an authorised signatory of Alpha Bank setting out the details of the account at Alpha Bank to which the payment of the Net Sales Proceeds is to be made (such payment subject always to Clause 2 and to the terms of the CISA Payment Undertaking) and confirming the contact details of an individual duly authorised by Alpha Bank, who can be contacted by the Buyer by telephone to confirm the details of such account, in a form and on terms satisfactory to the Buyer (such satisfaction always at the Buyer’s sole discretion); and”
2.15	Clause 6.4.14 of the MOA shall be deleted in its entirety and Clause 6.4.15 of the MOA shall be renumbered to be Clause 6.4.14 of the MOA;
2.16
Clause 6.7.1 of the MOA shall be deleted in its entirety and be replaced by: “6.7.1 any additional documents required by the Buyer to enable payment of the Net Sales Proceeds to the account set out in the CISA Payment Undertaking (such payment subject always to the provisions of Clause 2 and to the terms of the CISA Payment Undertaking); and”;

2.17
Clause 6.8 of the MOA shall be deleted in its entirety and be replaced by: “6.8 The Buyer shall notify the Seller of any such additional documents required by the Buyer, or, as the case may be, the Financier pursuant to Clause 6.7 no later than one (1) Banking Day prior to the Definite Delivery Date (as determined by the five (5) Banking Day definite notice of the Definite Delivery Date as notified by the Seller pursuant to Clause 4.1)”;

2.18
the copy of the Sub-Bareboat Charter attached at Appendix B to the MOA shall be deleted and replaced in its entirety by the document at Annex 1 to this Addendum and all references in the MOA to the Sub-Bareboat Charter shall be read and construed accordingly;

2.19
the copy of the Vessel specifications attached at Appendix F to the MOA shall be deleted and replaced in their entirety by the documents at Annex 2 to this Addendum and all references in the MOA to the Specifications shall be read and construed accordingly; and

5

2.20	the document at Annex 3 to this Addendum shall be appended to the MOA in a new Appendix K.
3.
This Addendum shall be an integral part of the MOA and shall be an amendment and supplement thereto and as and with effect from the date of this Addendum, the MOA shall be read and construed subject to and in accordance with the terms of this Addendum. Save those altered and changed pursuant to this Addendum, all other terms and/or conditions of the MOA, including Clause 25 (Guarantee) of the MOA, shall remain unaltered and are, and shall remain, in full force and effect.

4.
Each Party hereby represents and warrants to the other Parties that its execution of this Addendum has been duly authorised and this Addendum constitutes its legal and valid obligations binding on it in accordance with the terms of this Addendum.

5.
This Addendum may be executed in any number of counterparts each of which when executed shall constitute an original of this Addendum, but all the counterparts shall together constitute the same agreement. No counterpart shall be effective until each Party has executed at least one counterpart. A signed copy received in .pdf format shall be deemed to be an original.

6.
This Addendum and any non-contractual obligations arising out of, or in connection with, it shall be governed by, and construed in accordance with, English law. Any disputes arising out of, or in connection with, this Addendum shall be settled in accordance with Clause 27 of the MOA which shall apply, mutatis mutandis, to this Addendum, as if set out in full herein.

IN WITNESS WHEREOF the Parties have caused this Addendum to be duly executed by their duly authorised officers and to be effective on the date and year first above written.
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6

Annex 1 – Sub-Bareboat Charter

7

ANNEX 1 TO MOA ADDENDUM NO.1
BAREBOAT CHARTER AGREEMENT HULL NO. 8242
Dated as of [●] 2019
Between
CARGILL INTERNATIONAL SA
as Owner,
and
PCH DREAMING INC.
as Charterer

11.	MORTGAGES; FINANCING; SUBORDINATION	24

12.	END OF CHARTER AND OTHER OPTIONS	25

13.	REPRESENTATIONS AND WARRANTIES; OWNER COVENANTS	29

	(a) Charterer’s Representations	29
	(b) Owner’s Representations and Covenants	29

14.	ASSIGNMENT; SUB-BAREBOAT CHARTER	30

15.	LOGO AND VESSEL NAMES	30

16.	NOTICES	30

17.	DEFAULTS; REMEDIES	31
	(a) Events of Default	31
	(b) Remedies	34

18.	INDEMNIFICATION, WITHHOLDING AND CERTAIN AGREEMENTS	36
	(a) Owner’s Indemnification of the Charterer	36
	(b) Charterer’s Indemnification of the Owner	37
	(c) Charterer’s Withholding	37
	(d) Survival	38
	(e) No Limitation	38
	(f) Consequential Damages	38

19.	INCOME TAX	40

20.	LAW AND JURISDICTION	40
	(a) Governing Law	40
	(b) Venue	40
	(c) Jury Trial Waiver	40
	(d) Service of Process	40

21.	SALVAGE	41

22.	WAR	41

23.	ASSIGNMENT OF INSURANCES	42
	(a) Collateral	42
	(b) No Obligation to Perform	42

24.	CHANGE OF THE OWNERSHIP	42

25.	WAIVER	42

26.	NO REMEDY EXCLUSIVE	43

27.	ENTIRE AGREEMENT; AMENDMENT	43

28.	COUNTERPARTS	43

29.	SEVERABILITY	43

30.	CAPTIONS	43

31.	BINDING EFFECT	43

Exhibits
Exhibit A - Basic Charter Hire
Exhibit A-1 - Loss Value, Purchase Price and Profit Share Price Schedule
Exhibit B – Notice of Assignment of Insurances
Exhibit C – Agreed form of Time Charter

BAREBOAT CHARTER AGREEMENT HULL NO. 8242
This Bareboat Charter Agreement “Hull No. 8242” (the “Charter”) is made the [●] day of [●], 2019 by and between Cargill International SA, a company incorporated pursuant to the laws of Switzerland (the “Owner”), and PCH Dreaming Inc., a company incorporated in the Republic of the Marshall Islands (the “Charterer”).
(The Owner and the Charterer, each a “Party” and together, the “Parties”) RECITALS
WHEREAS, Hyundai Mipo Dockyard Co., Ltd. (as builder, “Builder”) and the Seller (as defined below) (as buyer) have entered into a shipbuilding contract dated 9 January 2018 (as amended by the agreement dated 28 March 2018 relating to the installation of a scrubber and by an Amendment No. 1 dated 14 May 2018 and as otherwise amended, modified and supplemented from time to time, the “Shipbuilding Contract”) whereby the Builder has agreed to construct and the Seller has agreed to purchase one (1) 50,000 dwt MR product/chemical tanker Hull No. 8242 named, or, as the case may be, to be named M/T “ECO MARINA DEL REY” with IMO number 9798349 (the “Vessel”) from the Builder under the terms and conditions set forth therein [and pursuant to which the Seller has nominated CFT Investments 1 LLC (the “Head Owner”) (as the nominee of the Seller) pursuant to a [nomination notice] dated [●] 201[9] to acquire title to, and take delivery of, the Vessel thereunder]1.
WHEREAS, inter alios, the Charterer (as seller, the “Seller”) and the Owner (as buyer) have entered into a memorandum of agreement dated [●] 2018 (as amended, modified and supplemented from time to time, the “MOA”) whereby the Owner has agreed to purchase the Vessel from the Seller under the terms and conditions set forth therein and pursuant to which the Owner has nominated the Head Owner (as the nominee of the Owner) pursuant to a nomination notice dated [●] 2019 to acquire title to, and take delivery of, the Vessel thereunder.
WHEREAS, the Owner, Sumitomo Mitsui Banking Corporation and the Head Owner, have entered into an Agreement to Acquire and Charter “Hull No. 8242” dated as of [●] 2018 (as amended, supplemented or otherwise modified from time to time, the “Agreement to Acquire”) whereby the Head Owner has agreed to acquire the Vessel and bareboat charter the Vessel to the Owner and the Owner has agreed to cause title to the Vessel to be transferred directly to the Head Owner.
WHEREAS, the Owner, the Head Owner, the Time Charterer (as defined below) and the Charterer have entered into a multipartite agreement dated as of [●] 2019 (as amended, supplemented or otherwise modified from time to time, the “Multipartite Agreement”) whereby, inter alia, the Charterer agrees this Charter shall be subordinated to the Head Owner’s interests under the Bareboat Charter (as defined below).
WHEREAS, immediately subsequent to delivery of the Vessel under this Charter, the Vessel will be duly documented in the name of the Head Owner as owner thereof under the

1 TBC by Owner

laws and flag of the Republic of the Marshall Islands (the “Flag State”) under Official No. 8150.
WHEREAS, the Head Owner has agreed to bareboat charter the Vessel to the Owner after its delivery on terms agreed between them (the “Bareboat Charter”) on the date of this Charter.
WHEREAS, upon delivery of the Vessel to the Owner under the Bareboat Charter, the Owner and the Charterer desire for the Owner to sub-bareboat charter the Vessel to the Charterer to be used to carry oil and oil and chemical products.
WHEREAS, the Owner and the Charterer desire for the Charterer to let the Vessel out on hire under a time charter dated as of [●] 2019 in the form appended at Exhibit C hereto (as amended, supplemented or otherwise modified from time to time, the “Time Charter”) to the Owner as time charterer (in such capacity, the “Time Charterer”) upon taking delivery of the Vessel hereunder, the Time Charter to be of equal duration to this Charter.
WHEREAS, as security for the due and punctual performance of, inter alia, the Charterer’s obligations under this Charter, Top Ships Inc. a company incorporated in the Republic of the Marshall Islands (the “Guarantor”), has guaranteed, inter alia, the obligations of the Charterer under this Charter pursuant to a guarantee dated [●] 2019 in favour of the Owner (as may be amended, supplemented or otherwise modified from time to time, the “Guarantee”). The Guarantee and any Additional Security (as defined in Section 17(b)(viii)) together, the “Charter Security”). This Charter, the Multipartite Agreement and the Guarantee, together the “Transaction Documents”.
NOW THEREFORE, in consideration of the mutual promises, covenants and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Owner and the Charterer agree as follows:
1.	Condition Precedent
It shall be a condition precedent to this Charter that the Head Owner shall have accepted and taken delivery of the Vessel under the MOA, and that the Owner shall have accepted and taken delivery of the Vessel under the Bareboat Charter failing which any and all obligations hereunder of either Party toward the other shall be null and void and of no effect.
2.	Time Charter.
It is hereby agreed between the Parties that, upon the Owner’s confirmation to the Charterer of the delivery of the Vessel to the Owner under the Bareboat Charter, and the delivery of the Vessel hereunder, the Charterer and the Owner automatically without further action by either the Charterer or the Owner shall be deemed to have entered into the Time Charter.
3.	Charter Term.
(a)
Subject to the terms and conditions of this Charter, the Owner hereby charters and demises to the Charterer and the Charterer hereby hires, and takes on demise, from the Owner, the Vessel. Except as otherwise provided in this Charter, the term of this Charter (the “Charter Term”) shall continue from (x) the date of delivery of the Vessel to the Head Owner as nominee of the Owner by the Builder and delivery by the Owner to the Charterer hereunder in accordance with the terms of Section 4(a) (the date of such occurrence being herein called the “Delivery Date”) up to and through (y) the date falling sixty (60) months following the Delivery Date.
(b)	There shall be no extension of this Charter beyond the initial sixty (60) month term described in Section 3(a).
4.	Delivery; Redelivery.
(a)	Delivery.
(i) Delivery of the Vessel under this Charter will take place simultaneously with delivery of the Vessel by the Head Owner to the Owner under the Bareboat Charter. Delivery of the Vessel to the Owner by the Head Owner under the Bareboat Charter shall be deemed to constitute (i) full performance by the Owner of its obligations to deliver the Vessel to the Charterer hereunder (including, without limitation, in relation to the condition and/or class of the Vessel at delivery) and (ii) acceptance by the Charterer of the same. The Vessel shall be delivered to the Charterer with all documentation relating to the operation of the Vessel and its equipment that the Owner receives from the Seller pursuant to the MOA and/or the Builder pursuant to the Shipbuilding Contract and/or from the Head Owner pursuant to the Bareboat Charter, including, to the extent received by the Owner, technical and operating manuals, construction drawings, specifications, repair records, sea trial reports, classification reports, regulatory inspection records and approvals (collectively, the “Technical Documents”). During the Charter Term, the Charterer shall be entitled to possession of the Technical Documents; provided, however, that the Owner and its designees shall be allowed reasonable access to and may make copies of the Technical Documents.
(ii) The Owner has been assigned all of the rights and interests (but not title) of the Owner (as buyer) with respect to the Vessel under the MOA (the “Owner’s Assigned Interests”). In addition, the Owner has been assigned all of the Seller’s rights and interests (but not title) from time to time arising under the Shipbuilding Contract (the “Seller’s Assigned Interests”) (the Owner’s Assigned Interests and the Seller’s Assigned Interests, together, the “Assigned Interests”). The Owner hereby assigns to the Charterer such rights and interests (but not title) as the Owner may have in the Assigned Interests and such assignment shall be co-extensive with the Charter Term. The Charterer shall use due diligence to assert and enforce all such rights and interests. Upon termination or expiration of this Charter (unless the Charterer acquires the Vessel pursuant to the terms and conditions of Section 12 of this Charter or, as the case may be, the Charterer (or, as the case may further be, the Charterer’s nominee) acquires the Vessel pursuant to the terms and conditions of clause 5.1 of the Multipartite Agreement), the Charterer shall be deemed to have automatically re-assigned all its rights, title and interest in the Assigned Interests to the Owner. The Charterer hereby re-assigns to the Owner any amounts payable to the Charterer by or for the account of the Seller as a result of the assignment made in the third sentence of this Section 4(a) (ii), all of which amounts shall be paid to the Owner, provided that any sums the Charterer shall have paid or agreed to pay third parties for correcting damage, defects or deficiencies in the Vessel shall be excluded from such reassignment and such sums shall be paid to the Charterer.
(iii) Without prejudice to Section 4(c), on the Delivery Date, the Vessel shall, or be deemed to, be in class without conditions or recommendations (other than as noted in the confirmation of class (or equivalent) delivered to the Owner and the Head Owner on the Delivery Date (for the avoidance of doubt, the Charterer agrees and acknowledges that such confirmation of class (or equivalent) shall be the same declaration of class or class maintenance certificate as delivered by the Seller to the Head Owner pursuant to clause 6.1.19 of the MOA) and notwithstanding any such conditions or recommendations of class that may exist on the Delivery Date) and shall be classed with DNV GL (“Classification Society”). During the Charter Term, the Vessel shall remain classed with the Classification Society or, with the prior written consent of the Owner, which consent shall not be withheld unreasonably, another classification society that is a member of the International Association of Class Societies, and in the event that the Owner gives such written consent, as from the date of the change in classification society all references to ‘Classification Society’ in this Charter shall be read and construed as meaning the Vessel’s new classification society as consented to by the Owner in such written consent.
(iv) THE OWNER HEREBY EXPRESSLY DISCLAIMS ANY AND ALL WARRANTIES, EXPRESS, IMPLIED OR STATUTORY, INCLUDING, BUT NOT LIMITED TO, TITLE OR THE DESIGN, CONDITION, MERCHANTABILITY, SEAWORTHINESS OF OR THE QUALITY OF THE MATERIAL, EQUIPMENT, OR WORKMANSHIP IN THE VESSEL, AS TO ITS FITNESS FOR A PARTICULAR PURPOSE OR ANY PARTICULAR TRADE, OR AS TO THE ABSENCE OF LATENT OR OTHER DEFECTS, WHETHER OR NOT DISCOVERABLE, AND THE OWNER FURTHER DISCLAIMS ALL OTHER LIABILITIES (AT COMMON LAW OR IN CONTRACT OR IN ADMIRALTY OR TORT OR OTHERWISE, INCLUDING, WITHOUT LIMITATION, STRICT LIABILITY OR NEGLIGENCE IN ANY DEGREE). THE VESSEL IS DELIVERED BY THE OWNER TO THE CHARTERER “AS IS, WHERE IS” AND WITH ALL FAULTS.
(b)
Redelivery. The provisions respecting redelivery of the Vessel as set forth in Sections 4 (b), 4 (c)(ii), 4 (d), 4 (e), 4 (f) and 4 (g) shall not be applicable in the event that the Charterer acquires the Vessel pursuant to the terms and conditions of Section 12 (a) or 12 (b), as the case may be, and/or clause 5 of the Multipartite Agreement.

The Charterer shall, at its own cost and expense, following the termination of this Charter in accordance with Section 17(b)(i), redeliver the Vessel to the Owner at a location designated by the Owner. Such location shall be an easily accessible location recognised as a safe port within the following ranges, dropping last outward sea pilot USAC, USG, Caribbean, UK/Continent, Mediterranean, AG-Japan with such location never to be within a Prohibited Country and always within International Navigation Limits. The Charterer shall redeliver all Technical Documents to the Owner with the Vessel. The

Charterer shall also provide to the Owner prior to redelivery evidence of the most recent drydocking, inspection and related repairs required by this Charter, together with written confirmation by the Charterer that to the best of its knowledge and belief there has been no subsequent damage, grounding, collision or other similar material event subsequent to such drydocking (or providing the details of any of such events that may have occurred).
Commencing upon a determination pursuant to Section 17 that the Vessel will be redelivered, and through the completion of redelivery, the Charterer will (x) keep the Owner regularly apprised of the movements of the Vessel and its scheduled ports of call, and (y) allow for and assist in making the Vessel available for inspection at ports of call thereafter by potentially interested purchasers or charterers of the Vessel, as requested by the Owner. Any such inspection shall be without interference with or delay of the Vessel’s operations and without interference with the Vessel’s crew.
(c)	Survey, Inventory and Inspection.
(i) On, or in the Owner’s option, prior to, the Delivery Date, the Charterer shall do a survey, at its own cost and expense, of the Vessel and its inventory. The Owner agrees to accept such survey (the “On-hire Survey”) as the benchmark for the condition of the Vessel and the amount of inventory on the Vessel at the commencement of the Charter Term. The Charterer hereby unconditionally agrees that the Vessel’s condition will be acceptable to it in all respects and in accordance with the terms of this Charter and the Charterer will have no claim against the Owner whatsoever in respect of any defects, damage or deficiencies and/or other items and/or matters resulting in and/or which are the subject of any recommendation or condition of class (“Deficiencies”) on the Delivery Date or otherwise identified during any UWI (as defined in Section 4 (c)(iv)) (which, for the purposes of the On-hire Survey, the Parties shall ignore) during and/or after the Charter Term and/or following purchase of the Vessel by the Charterer. If requested by the Owner, and at the Charterer’s expense, an underwater survey may be performed as part of the On-hire Survey. Purchase of bunkers and fuel oil on board the Vessel at the time of delivery will be made in accordance with the terms of the Time Charter.
(ii) Following the termination of this Charter in accordance with Section 17(b)(i), the Owner shall appoint an independent marine surveyor, who is reasonably acceptable to the Charterer, for the purpose of determining and agreeing in writing the condition of the Vessel at the time of redelivery hereunder (the “Off-hire Survey”) as well as a plan to implement any correction of any deficiencies construed by the surveyor to exceed normal wear and tear. The expenses for the independent surveyor for such survey shall be paid by the Charterer. Such survey will include, but not be limited to, an inventory of all consumables, stores, spare parts and equipment on board the Vessel and ashore; a monetary valuation of such inventory; a general condition survey of the Vessel including photographic or videotape records; an inspection of class records; and an inspection of maintenance records. If requested by the Owner, and at the Charterer’s own cost and expense, an underwater survey may be performed as part of the Off-hire Survey.

(iii) The On-hire Survey report and the Off-hire Survey report (if any), when agreed, shall be deemed to be incorporated into this Charter by reference.
(iv) At the request of the Owner, the Charterer shall at its own cost and expense arrange for an underwater inspection of the Vessel (the “UWI”) to be performed by a diver approved by the Classification Society prior to the Delivery Date at a place at which conditions are suitable for such underwater inspection (as determined by the Owner or the Classification Society). The UWI shall be carried out in the presence of a Classification Society surveyor arranged for by the Charterer and paid for by the Charterer. The Owner’s and the Head Owner’s representative(s) shall have the right to be present at the UWI as observer(s) only without interfering with the work or decisions of the Classification Society surveyor. The extent of the UWI and the conditions under which it is performed shall be to the satisfaction of the Classification Society. Any Deficiencies discovered during the UWI shall be rectified by the Charterer pursuant to Section 7(b). If the Vessel’s rudder, propeller, bottom or other underwater parts are found broken, damaged or defective (but excluding any fouling or marine growth) during the UWI and such breakage, damage or defects do not constitute Deficiencies, the Charterer shall at the Charterer’s own cost and expense promptly remedy such breakage, damage or defect to the Owner’s and the Head Owner’s satisfaction (such satisfaction at the Owner’s and the Head Owner’s sole discretion) but without unreasonably interfering with the Time Charterer’s use or operation of the Vessel. If any fouling of and/or marine growth on the Vessel’s rudder, propeller, bottom or other underwater parts is discovered during the UWI, and the extent of such fouling and/or marine growth is greater than would reasonably be expected to have accumulated on a hull of similar type, size and age to the Vessel’s hull up to the date of the UWI, the Charterer shall, at the Charterer’s own cost and expense but without unreasonably interfering with the Time Charterer’s use or operation of the Vessel, promptly (and in all events at the next drydocking of the Vessel or such earlier date as required by the Classification Society and/or United States Coast Guard (as applicable and as the case may be)) clean such fouling and/or marine growth to the Owner’s and the Head Owner’s satisfaction (such satisfaction at the Owner’s and the Head Owner’s sole discretion).
(v) During the Charter Term and without prejudice to Section 6, the Charterer shall take all prudent and necessary steps and actions to procure the Vessel’s, the Charterer’s and the Vessel manager’s compliance with the Oil Companies International Marine Forum (“OCIMF”) SIRE and CDI (where applicable) inspection requirements and “Tanker Management Self-Assessment” program as well as the SIGTTO guidelines. The Charterer shall at all times provide for and allow the Owner access to Q88 information for the Vessel (allowing the Owner to review SIRE reports of OCIMF in relation to it) and the SIRE report for the Vessel.
(d)	Redelivery – Condition.
(i) The Charterer agrees that on redelivery of the Vessel, the Vessel, its tackle, apparel, equipment and other appurtenances shall be clean, suitable, and in the same or as good order and condition and in class as when delivered, fair wear and tear excepted, not affecting class excepted, and in all respects shall be seaworthy. For the avoidance of doubt, any Deficiencies shall be rectified and made good in all respects by the Charterer as required by the Classification Society and in any event prior to the date of redelivery of the Vessel by the Charterer to the Owner and the Vessel shall be redelivered to the Owner in class without any recommendation or condition affecting class. The Charterer further agrees that on redelivery of the Vessel (A) the Vessel will be re-delivered cargo free with tanks and storage places cargo-free, clean, gas-free and ready to load cargo, (B) the Vessel shall be capable of carrying the highest possible quality cargo according to class and Vessel specifications, (C) all food storage and preparation areas will be cleaned, sanitized, dry and ready for immediate operation, and (D) the Vessel shall be capable of operating for its intended use as a vessel of its type, size and age and subject to any subsequent alterations as provided by Section 8.
(ii) The Charterer agrees that upon redelivery of the Vessel (A) the Vessel shall have all valid trading, class and class related certificates in place and up to date, which shall have a minimum of eighteen (18) months’ remaining validity (B) there shall be not less than eighteen (18) months remaining prior to the next special survey and dry dockings of the Vessel as required by the Classification Society, such eighteen (18) month period being without any consideration to any extension granted by the Classification Society, (C) the Vessel shall have installed thereon all spares required by the Classification Society and by all regulatory authorities having jurisdiction over the Vessel, (D) the Vessel shall be accepted by each of the Oil Majors (as defined below) and be in compliance with all vetting requirements and (E) the Vessel shall be in full compliance with OCIMF SIRE and CDI (where applicable) inspection requirements and “Tanker Management Self-Assessment” program as well as the SIGTTO guidelines. The Charterer further agrees that in the event of the redelivery of the Vessel by the Charterer to the Owner, it is understood and agreed that the Vessel shall be redelivered after having successfully completed a five (5) year special survey prior to such redelivery and with her ballast water treatment system and scrubber installed and maintained in full compliance with the requirements of the Flag State, the Classification Society, any other applicable classification societies and/or certifying authorities, and/or any regulatory or governmental agencies or authorities having jurisdiction over the Vessel and its equipment (or the area where the Vessel is operating from time to time), including, if applicable, the United States Coast Guard. The Charterer further agrees that upon redelivery, the Vessel shall be in full compliance with all applicable International Maritime Organization rules and regulations, including all applicable sulfur emissions standards, with which the Vessel is required to comply at the time of redelivery.
(iii) Without prejudice to the remedies available to the Owner pursuant to Section 17(b), the Charterer further agrees that upon redelivery of the Vessel by the Charterer to the Owner following the termination of this Charter in accordance with Section 17(b)(i), the Charterer shall fully indemnify the Owner against, and reimburse the Owner for, and the Charterer shall pay no later than fourteen (14) days after the Owner’s demand, the Owner for any and all costs incurred by the Owner (including, if applicable, the resolution of any Deficiencies) in connection with: (A) the Vessel’s five (5) year special survey; and (B) the Vessel’s ballast water treatment system and scrubber to the extent that either or both does not comply with the requirements specified under Section 4(d)(ii) above.
(iv) The Charterer agrees that upon re-delivery, the functional and operating integrity of all machinery and equipment of the Vessel shall be verified and approved by an independent marine surveyor designated by the Owner.
(e)	Redelivery – Certificates. The Charterer agrees that upon redelivery the Vessel will meet the complete requirements of, and be certificated at, RightShip 3-star level or any replacement thereof.
(f)
Redelivery – Access. Following the termination of this Charter in accordance with Section 17(b)(i), the Charterer shall permit access to the Vessel at reasonable times to the Owner and to persons designated by the Owner, and shall permit the inspection of the Vessel by such persons.

(g)
Redelivery Inventory. The Charterer shall redeliver the Vessel with the same amount of unbroached provisions, paints, oils, ropes, spare parts and equipment, and other unused consumable stores as are on board and ashore at the commencement of the Charter Term as determined pursuant to the inventory conducted as part of the On-hire Survey. In the event consumable stores are greater at redelivery than at delivery, the Charterer may remove the excess. Notwithstanding any term or condition of the Time Charter, all bunkers and fuel oil onboard the Vessel at the time of redelivery shall remain the property of the Owner. Title to lubricants on board the Vessel at the time of redelivery shall be deemed to transfer to the Owner at the time of redelivery and the Owner shall not be obliged to pay for such lubricants.

(h)
Documentation. The Parties agree that on the Delivery Date, the Vessel shall be duly documented in the name of the Head Owner as owner thereof under the laws and flag of the Flag State. The Owner shall be responsible for such registration and the Charterer shall promptly provide all assistance required by the Owner for the purposes of such registration. The Charterer shall be responsible for naming the Vessel and for paying for initial Flag State documentation and maintaining such due documentation throughout the Charter Term, at the Charterer’s own cost and expense, provided, the Owner agrees that the Owner will reasonably cooperate with the Charterer in establishing and maintaining such Flag State documentation. The Charterer shall also pay all the Flag State fees associated with initial documentation and any annual Flag State fees required to maintain documentation or the Head Owner’s foreign maritime entity status. The Charterer shall not suffer or permit anything to be done which might injuriously affect the entitlement of the Vessel to be documented under the laws and regulations of the Flag State.

5.	Charter Hire.
(a)	Charter Hire.

(i) Basic Charter Hire. The Charterer shall pay to the Owner charter hire for the Vessel during the Charter Term (“Basic Charter Hire”) at the applicable rate per day set forth in Exhibit A hereto (“Daily Charter Hire Rate”) on (y) each Charter Hire Payment Date; and (z) any other date as provided for under this Charter.
(ii) Additional Hire. All amounts (other than Basic Charter Hire) to be paid by the Charterer to the Owner under this Charter, and all indemnities, fees, costs and other expenses whatsoever incurred by: (A) the Owner under, or in connection with, the Transaction Documents and the transactions contemplated thereby; and (B) by the Head Owner under, or in connection with, this Charter, the Bareboat Charter, the Multipartite Agreement and the transactions contemplated thereby, shall be deemed “Additional Hire”. Basic Charter Hire and Additional Hire are collectively called “Charter Hire”.
(iii) Partial Months. If the Charterer is required by the terms of this Charter to pay Charter Hire to the Owner on a date other than a Charter Hire Payment Date defined in Section 5(a)(iv) below, the Charter Hire payable for the period from the immediately preceding Charter Hire Payment Date through such date shall be payable at a daily rate equal to the Daily Charter Hire Rate multiplied by the actual number of days for which Charter Hire is payable.
(iv) Charter Hire Payments. Payments of Charter Hire shall be paid in United States currency to such account and in such manner as may be designated in writing by the Owner from time to time. Basic Charter Hire shall be paid monthly in arrears on the day numerically corresponding to the day of the Delivery Date occurring in each month during the Charter Term following the month in which the Delivery Date occurs (each, a “Charter Hire Payment Date”); and provided further that if the Charter Hire Payment Date does not fall on a day on which banks are open for business in London, New York, Geneva and Athens (a “Business Day”), the applicable Charter Hire Payment Date shall be the next following Business Day (unless that day would be in the next calendar month in which case it shall fall on the preceding Business Day).
(v) Default Interest. In the event that any Basic Charter Hire or Additional Hire payable by the Charterer is not paid on the due date thereof, interest shall accrue on such unpaid amount from and including the due date thereof to and excluding the date of payment thereof at the Default Rate (as defined below). Any such accrued interest shall be Additional Hire and shall be payable upon demand.
(b)
Hell or High Water Charter Obligation. This Charter may not be cancelled or terminated, except in accordance with the express provisions of this Charter and the Multipartite Agreement, for any reason whatsoever. The Charterer shall have no right to be released, relieved or discharged from any obligation or liability hereunder except as set forth in explicit provisions of this Charter. Except as hereinafter provided, the Charterer's obligation to pay Charter Hire hereunder shall be absolute during the term of this Charter irrespective of any contingency whatsoever, including, but not limited to (i) any set-off, counterclaim, recoupment, defense or other right which either Party may have against the other; (ii) any failure of the Vessel to meet the required condition of delivery under the MOA and/or the Shipbuilding Contract or any failure of the Vessel to meet any operational standards set forth in the MOA and/or the Shipbuilding Contract; (iii) any damage to, destruction or taking of the Vessel, any requisition of use, any inability of the Vessel to trade in any particular trade, any temporary unavailability of the Vessel by reason of any damage to the Vessel, any lay-up of the Vessel, any failure of the Vessel to be duly documented in the Flag State, or any defect in the Owner's title to the Vessel; (iv) any failure on the part of any Party, whether with or without fault on its part, in performing or complying with any of the terms or covenants hereunder; (v) any insolvency, bankruptcy, reorganization, arrangement, readjustment of debt, dissolution, liquidation or similar proceeding by or against the Charterer or the Guarantor or any other person; (vi) any invalidity or unenforceability, or lack of due authorization of or defect in the execution, of this Charter; (vii) any War Risks; (viii) any event of force majeure or frustration, and (ix) any other reason whatsoever. Nothing contained in this Section 5(b) shall be deemed to hinder or prevent the Charterer from pursuing any claim the Charterer may have against the Owner for damages for the Owner's breach of its express obligations under this Charter.
For the purposes of this Charter:
“Default Rate” shall mean, for any day, a rate of interest per annum equal to the lesser of (i) LIBOR in effect on such day plus eight and one-half percent (8.5%) and (ii) the maximum rate permitted by applicable law.
“LIBOR” shall mean, as of any day, (i) the applicable 30-day London interbank offered rate per annum for deposits in U.S. Dollars appearing on Bloomberg LIBO Page as of 11:00 a.m., London time on such day for deposits in U.S. dollars or (ii) if such Bloomberg LIBO Page rate is not available at such time for any reason, or if the Bloomberg LIBO Page is not available, the applicable 30-day London interbank offered rate per annum for deposits in U.S. Dollars appearing on pages LIBOR01 or LIBOR02 of the Thomson Reuters screen (or any replacement Thomson Reuters page which displays that rate on the appropriate page of such other information service which publishes that rate from time to time in place of Thomson Reuters) as of 11:00 a.m., London time on such day for deposits in U.S. dollars. If such Thomson Reuters page or service ceases to be available or if such rate ceases to be available, the Owner may specify another page or service displaying the relevant rate or, as the case may be, a replacement rate after consultation with the Charterer. If LIBOR for any day determined pursuant to the preceding sentences is less than zero, LIBOR for that day shall be deemed to be zero.
6.	Use; Operations
(a)
Subject to the provisions of Section 6(m), the Charterer may operate the Vessel worldwide, provided: (i) the Charterer shall only use the Vessel in the territorial waters of nations which recognize the rights of vessels registered in the Flag State; (ii) the Vessel shall be used only in locations where the Vessel’s operating specifications allow it to operate safely; (iii) the Vessel shall be employed only in lawful activities under the laws of the United States and any authority having jurisdiction over the Vessel; and (iv) the Vessel shall always be operated within its technical capacities and certification, manufacturer’s warranties, and within the limits of its insurance coverage.
(b)
The Charterer shall comply with and satisfy (and to the extent required, have on board certificates evidencing its compliance with) all provisions of any applicable law, treaty, convention, regulation, proclamation, rule or order applicable to the Vessel, its use, operation, maintenance, repair or condition, including, but not limited to, any financial responsibilities imposed on the Charterer or the Vessel with respect to pollution by any state or nation or political subdivision thereof and shall maintain all certificates or other evidence of financial responsibility and a vessel spill response plan required under United States law approved by the relevant authority and evidence of their approval by the appropriate United States government entity (including, but not limited to, the United States Coast Guard) as may otherwise be required by any such law, treaty, convention, regulation, proclamation, rule or order with respect to the operations and trading in which the Vessel is from time to time engaged.

(c)
The Charterer (including by its Vessel managers) shall have sole responsibility as owner and as technical and commercial operator under all Environmental Laws, and under certificates of financial responsibility and vessel spill response plans.

(d)
Without prejudice to the generality of Section 6(b) above, the Charterer and the Vessel shall comply with all Environmental Laws including but not limited to all requirements of the United States Coast Guard (as amended from time to time).

(e)
If at any time during the Charter Term the Vessel is rejected by any Oil Major, the Charterer shall inform the Owner immediately in writing, and the Charterer shall have forty-five (45) days in which to restore the Vessel’s Acceptability provided that the Vessel’s trading patterns and the relevant Oil Major’s rules permit a re-inspection (if required).

(f)	The Charterer shall use its best endeavours for the Vessel at all times to comply with each of the Oil Majors’ crew matrix requirements.
(g)	As at the Delivery Date the Charterer shall have:
(i)    completed the BP new build questionnaire on line;
(ii)  made its best efforts to obtain a three (3) month approval Acceptability letter from BP Shipping;
(iii) subject to Shell or Statoil (as the case may be) agreeing to inspect the Vessel and the availability of a SIRE inspector, made its best efforts to arrange for Shell or Statoil to inspect the Vessel at the Vessel’s first (first in time after the Delivery Date) load port; and
(iv) ensured there is no unreasonable delay in answering and addressing any SIRE inspector’s comments and requested from the inspecting entity under (iii) above that its report will be entered into the SIRE system promptly.
(h)
The Charterer shall procure that a valid SIRE report will be registered on the SIRE system at all times throughout the Charter Term, provided that it is agreed and understood that a full OCIMF SIRE inspection cannot be undertaken until the Vessel reaches her first (first in time after the Delivery Date) discharge port. Accordingly, and subject to the suitability of the Vessel’s first (first in time after the Delivery Date) discharge port for carrying out OCIMF SIRE inspections and the availability of SIRE inspectors at such port, the Charterer shall, unless the Owner otherwise requests that the OCIMF SIRE inspection be carried out at the Vessel’s first (first in time after the Delivery Date) loading port (and in the event of such request, the Charterer agrees to use best efforts to procure that such inspection be carried out at such loading port), procure that an OCIMF SIRE inspection of the Vessel is completed at the Vessel’s first (first in time after the Delivery Date) discharge port. For the purposes of this Charter, a SIRE report will be deemed to be valid if:

(i)
the SIRE report does not contain any finding or observation that BP Shipping would require one of its inspectors to report the Vessel as being “BP High risk”, including but not limited to, the observations contained in the BP Shipping Vessel Vetting Service “High Risk” Observations List issued on 21 June 2007 (and as the same may be updated from time to time);

(i)   the SIRE report is no more than six (6) months old;
(ii)  the Vessel’s “Technical Manager” listed in the SIRE report must not have changed;
(iii) none of the “Certification and Documentation” listed in chapter 2 of the SIRE report will be/ have become out of date; and
(iv) no Oil Major has rejected or not accepted the Vessel since the OCIMF SIRE inspection leading to the report, unless the Oil Major rejecting or not accepting the Vessel inspects the Vessel or otherwise rejects it or does not accept it for reasons other than detailed in the latest report held on the SIRE system.
The Charterer will arrange and pay for the cost of only one (1) OCIMF SIRE inspection every six (6) months. In case the Owner requires more than one (1) OCIMF SIRE inspection in each six (6) month period, then the Charterer will arrange such OCIMF SIRE inspection and the Owner will reimburse the Charterer’s costs for the cost of the inspection.
(v)  The Charterer shall further procure that:
(vi) subject to Section 6 (j), the Vessel shall from the date falling six (6) months after the Delivery Date (or such later date as the Owner may agree if trading patterns and availability of OCIMF SIRE inspectors have not permitted at least one OCIMF SIRE inspection to have taken place within such six (6) month period) and at all times thereafter throughout the Charter Term have Acceptability from at least three (3) Oil Majors; and
(vii) No later than the date falling six (6) months after the Delivery Date, the Vessel has effective eligibility to be vetted by the remaining Oil Majors and subject to Section 6 (j), shall maintain the same throughout the Charter Term;
(j)
If the Charterer becomes aware that the Vessel is unacceptable to any Oil Major or becomes aware of any information that could or does make the Vessel unacceptable to any Oil Major including without limitation any incidents/accidents/casualties/structural problems/fleet holds, the Charterer shall advise the Owner immediately in writing. If the Charterer has become aware that the Vessel is unacceptable to any Oil Major, or has become aware of any information as referred to above in this Section 6 (j) the Charterer must reinstate or ensure the Acceptability of the Vessel within forty-five (45) days from the date on which the Charterer became aware of such unacceptability or information, as the case may be, provided that the Vessel’s trading patterns and/or the Oil Major’s rules permit a re-inspection, if required.

(k)
If, in order to obtain any Acceptability, it is necessary for an Oil Major to carry out an inspection of the Vessel, the cost of such an inspection plus any time lost in order to effect, and as a result of, such inspection shall, for the avoidance of doubt, be for the Charterer’s account.

(l)
In the event of any disagreement between the Owner and the Charterer as to whether the Vessel has an Acceptability from any entity, the Charterer shall immediately provide the Owner on its request with all correspondence exchanged with such entity, provided such entity agrees to the same. Any communication from such entity shall be deemed not to be an Acceptability if the relevant entity issuing it states in writing that it needs to carry out its own physical inspection of the Vessel for it to give an Acceptability, unless the Vessel is conditionally accepted and the Charterer has demonstrated that such conditions have been met. A communication by the relevant entity that it will refer to the registered valid SIRE report is, if such communication is in writing, evidence that such a physical inspection is not required but is not evidence that the Vessel is acceptable to the relevant entity. However, is it not evidence that the Vessel is unacceptable to such entity either.

An Acceptability shall be considered no longer effective after the expiry of any period stated in it or in any communication as to the Acceptability from the relevant entity or the passing of any date stated in any communication as the date when the entity issuing the communication would need to make further enquiries with regard to the Vessel.
An Acceptability shall not be deemed effective if following the date of the Acceptability or any communication as to the Acceptability (or the date of any physical inspection by the entity issuing the communication upon which the Acceptability was based) the technical management or Class of the Vessel has changed (any such change in Class subject always to the terms of this Charter), or the Vessel has been involved in any collision, or any accident causing damage requiring to be reported to Class, or general average is declared for any reason ,or had any condition of Class imposed upon her that even if lifted would require the Vessel to be re-inspected, or been detained by any Port State Control.
(m)
The Charterer covenants and agrees that the Vessel will not (i) be chartered (or sub-chartered) to a Prohibited Person unless authorized under a specific license issued by the U.S. Treasury Department Office of Foreign Assets Control (“OFAC”), (ii) make voyages to or from any Prohibited Country unless authorized under a specific license issued by OFAC, or (iii) be allowed to carry any cargo from or destined to a Prohibited Country unless authorized under a specific license issued by OFAC.

(n)
The Charterer covenants and agrees that it will conduct its businesses and manage its properties (including, but not limited to its operation of the Vessel) in compliance with all applicable anti-money laundering laws, rules and regulations.

For the purposes of this Charter:
“Acceptability” means a communication from an Oil Major (or other oil company, or terminal operator, or other major user of tonnage similar to the Vessel) which is reasonably understood to indicate that the Vessel is not unacceptable to the relevant entity issuing the communication;
"Environmental Claim" means (a) enforcement, clean-up, removal or other governmental or regulatory action or orders or claims instituted or made pursuant to any Environmental Laws or resulting from a Spill; or (b) any claim, proceeding, formal notice or investigation by any other person in respect of any Environmental Law or relating to a Spill;
"Environmental Incident" means any Spill from any vessel in circumstances where (a) the Vessel or its owner, operator or manager may be liable for Environmental Claims arising from the Spill (other than Environmental Claims arising and fully satisfied before the date of this Charter); or (b) the Vessel may be arrested or attached in connection with any such Environmental Claim;
"Environmental Law" means all laws, regulations and conventions concerning pollution or protection of human health or the environment (including without limitation, International Convention on Civil Liability for Oil Pollution Damage, the United States Oil Pollution Act of 1990, United States Comprehensive Environmental Responses, Compensation and Liability Act and any comparable United States federal laws or laws of the individual States of the United States of America);
“Oil Major” means BP, Chevron, Exxon Mobil, Statoil, Shell and Total.
“Prohibited Country” means (a) any state, country or jurisdiction which is subject to any United Nations Security Council Resolution, European Union Decision, United States or United Kingdom or other applicable law which would have the effect of prohibiting the sale, lease, charter, or voyage of the Vessel to or from such country or otherwise cause the Head Owner, the Owner or the Charterer, to be in contravention of any applicable law to which such party is subject; (b) any country to which voyages are not covered under the insurances required to be maintained by the Charterer herein; or (c) any country which the Owner determines now or in the future due to a change in law or circumstances that voyages to such country would materially prejudice the Owner’s ability to repossess the Vessel, or enforce the remedies or realize the benefit of the liens and rights established under this Charter. The Owner hereby designates Cuba, Iran, Syria, Sudan and North Korea as Prohibited Countries, as of the date of this Charter.
“Prohibited Person” means any individual or entity: (a) with whom the Head Owner or the Owner is prohibited or restricted in engaging in transactions or exporting goods or services to under applicable law; (b) who is a resident of, or organized under the laws of or doing business in any Prohibited Country; (c) who is designated on any United Nations Security Council Resolution or any European Union or United States or United Kingdom list, order, or other published designation of terrorists, narcotics traffickers, proliferators of weapons of mass destruction or other lists of barred or restricted entities or individuals including without limitation the U.S. Treasury Specially Designated Nationals List.
“Rejection” means a nomination of the Vessel to an Oil Major by the Charterer or any sub-charterer and the Oil Major reviewing the Vessel by either a physical inspection or a report on the SIRE system or otherwise and rejecting the Vessel, and references to a company "not accepting" the Vessel shall be interpreted similarly.
“Spill” means the leakage, spillage or discharge of oil or cargo.
7.	Maintenance and Operation.
(a)
Charterer’s Control and Expenses. During the Charter Term, the Charterer shall have exclusive control of the Vessel and shall be solely responsible for the maintenance and operation of the Vessel and, subject to the terms of this Charter, will operate, navigate, man and victual the Vessel at its own cost and expense. The Charterer shall pay all charges and expenses of every kind and nature whatsoever incident to the use and operation of the Vessel under this Charter throughout the Charter Term. Such costs and expenses shall include, but not be limited to, those relating to (w) customs duties, bonds, work permits, fees, licenses, clearances, pilotage fees, wharfage fees, canal fees and costs, or similar charges incurred in connection with the importation, exportation, operation or navigation of the Vessel by the Charterer, (x) maintaining all the Vessel’s trading certificates necessary for its operations and all other certificates required by the Flag State (or other governmental agencies or regulatory authorities having jurisdiction over the Vessel (or the area where the Vessel is operating from time to time) including, if applicable, the United States Coast Guard), (y) maintaining the Vessel, the Vessel’s machinery, appurtenances and spare parts in the condition required under Section 7(b) and the requirements of any applicable classification societies and other regulatory agencies having authority over the Vessel, and (z) supervision, management, victualing (including catering), supplies, parts service companies, port charges, dockage and wharfage, fuelling and lubrication.

(b)
Maintenance and Repairs. During the Charter Term, the Charterer, at its own cost and expense, will maintain the Vessel as necessary to keep the Vessel in class, clean, painted and in good running order, repair and condition in accordance with good commercial practices, and in any event, in a manner that a prudent ship owner of vessels similar in age, type and trade to the Vessel would do, so that the Vessel shall be, insofar as due diligence can make it so, tight, staunch, strong and well and sufficiently tackled, apparelled, furnished, equipped and in every respect seaworthy and in as good condition as when delivered hereunder, ordinary wear and tear excepted. In addition, the Charterer shall, at the earlier of the next dry docking of the Vessel or such earlier date as required by the Classification Society and / or the United States Coast Guard (as applicable and as the case may be) and at its own cost and expense, take all actions necessary to correct any Deficiencies. For the avoidance of doubt and notwithstanding any other term of this Charter, any and all costs and/or expenses whatsoever associated with satisfying and/or remedying any conditions or recommendations of class shall always be for the Charterer’s account. During the Charter Term, the Charterer will provide and pay for all such repairs, replacement parts, labor and materials as shall be necessary to keep and maintain the Vessel in such condition. The Charterer additionally will maintain the Vessel’s machinery in compliance with the requirements of any classification societies or regulatory agencies having authority over the Vessel and its equipment. Upon the written request of the Owner, the Charterer will inform the Owner of the location of the maintenance records for the Vessel which are not kept on the Vessel. The Charterer will notify the Owner and the Head Owner immediately of any accident involving the Vessel estimated to require repairs the cost of which will exceed United States Dollars Two Hundred and Fifty Thousand (US$250,000). The Charterer shall also notify the Owner in advance of any drydocking of the Vessel required by any classification society or regulatory agency having jurisdiction over the Vessel. The Owner may, at its sole risk and expense (but at the Charterer’s sole risk and expense if an Event of Default shall have occurred and be continuing) designate up to two persons to be present at any such drydocking, and the Charterer shall cooperate with the Owner to provide such persons reasonable access to the Vessel while in drydock. The Charterer agrees to deliver to the Owner and the Head Owner annually at the Charterer’s own cost and expense a certificate issued by the Classification Society confirming the Vessel remains in class.
(c)
Reports and Rights of Inspections. The Charterer will keep proper books of record and account in which full and correct entries will be made of all dealings or transactions of, or in relation to, the business and affairs of the Charterer respecting the Vessel in accordance with US GAAP consistently applied on a consistent basis, and will furnish to the Owner or cause to be furnished to the Owner:

(i) Financial Statements of the Guarantor and the Charterer. The Charterer will cause the Guarantor to deliver the consolidated profit and loss statements, reconciliation of retained earnings statements and consolidated statements of funds flow of the Guarantor and its consolidated subsidiaries, including the Charterer. The Charterer agrees to furnish to the Owner (x) within one hundred and twenty (120) days after the close of each fiscal year, beginning with the close of the fiscal year 2017, the year-end audited consolidated financial statements of the Guarantor including balance sheet and related profit and loss and surplus statements certified by its auditors; (y) within ninety (90) days after the close of each fiscal half year, the unaudited semi-annual financial statements of the Guarantor containing profit and loss statements and a balance sheet and certified by the Responsible Officer, subject to year-end audits for the Guarantor by the Guarantor’s auditors and for the Charterer by the Charterer’s auditors; and (z) such other financial or other information as the Owner may from time to time reasonably request relating to the financial condition of the Guarantor and the Charterer. Such financial statements shall be prepared in accordance with US GAAP, consistently applied on a consistent basis. For the purposes of this Section 7(c)(i), "Responsible Officer" shall mean an officer, the chief financial officer, treasurer, assistant treasurer or controller of the Guarantor.
For the purposes of this Charter, “US GAAP” shall mean U.S. Generally Accepted Accounting Principles.
(ii) Inspection Rights – Vessel. The Owner or any persons designated by the Owner shall have the right at any reasonable time, but will be under no obligation, to inspect (and make extracts from) all records maintained by the Classification Society respecting the Vessel and to inspect the Vessel to ascertain its condition, to satisfy itself that the Vessel is being properly maintained and repaired, and to otherwise confirm that the Charterer is in compliance with this Charter; provided, that prior to any such inspection the persons inspecting the Vessel shall execute a release of the Charterer, releasing the Charterer from liability for any personal claims arising during such inspection of the Vessel. The cost of such inspection shall be borne by the Owner if no Event of Default shall have occurred and be continuing, and otherwise such cost shall be borne by the Charterer.
(iii) Inspection Rights – Generally. The Charterer will, upon request, furnish to the Owner such information as the Owner may reasonably request with respect to the condition, maintenance or insurance of the Vessel or its employment, position, use or operation and copies of any certificates or other documents relating to the Vessel or its condition or operation required to be in force under any applicable law or regulation, including, but not limited to copies of classification certificates and any certificates issued by the Flag State, and will permit the Owner or its representative at any reasonable time or times during normal business hours to inspect, audit and examine the books or records of the Vessel or of the Charterer relating to the condition, maintenance or insurance of the Vessel and to take extracts therefrom. The cost of any such inspection, audit, examination or copying shall be borne by the Owner if no Event of Default shall have occurred and be continuing, and otherwise such cost shall be borne by the Charterer.
(d)
Lay-up. The Charterer shall be responsible for laying the Vessel up in a safe and acceptable condition and location during such a time as the Vessel is not employed or seeking employment. During any such lay-up period, the Charterer shall ensure that the Vessel is adequately supervised and manned at all times. The costs and expenses in any way related to such lay-up or any reactivation shall be paid by the Charterer.

8.	Alterations.
(a)	Structural Modifications. The Charterer will not make any material structural or other changes in the Vessel (a “Modification”) without the prior written consent of the Head Owner and the Owner, which consent of the Head Owner and the Owner shall not be unreasonably withheld; provided that such Modification does not in the Owner’s reasonable opinion diminish (i) the fair market value of the Vessel or (ii) the useful economic life of the Vessel. No repairs or maintenance to the Vessel required by Section 7(b) above or 8(d) below shall constitute a Modification for the purposes of this Section 8. For the avoidance of doubt, all Modifications will be made at the expense of the Charterer.
(b)
Alterations and Restoration. Subject to the maintenance provisions of this Charter, the Charterer may at any time alter or remove items of equipment, or may fit additional items of equipment required to render the Vessel available for a customer’s purpose; provided the Charterer absorbs the cost and time of such alterations and the Charterer restores prior to redelivery of the Vessel any items so altered or removed as the case may be. Such changes shall not be made without the appropriate approval of the Classification Society and certifying authorities.

(c)
Replacements. The Charterer shall from time to time during the Charter Term, at its own cost and expense, replace such items of equipment on the Vessel as shall be so damaged or worn as to be unfit for use. Any replacement items of equipment, to the extent they replace items of equipment owned by the Owner or the Head Owner, shall without further action become property of the Owner or the Head Owner, as the case may be.

(d)
Required Modifications. Subject to Section 8(g) below, the Charterer, at its own cost and expense, shall make all Modifications required by any applicable law or required by any governmental agency having jurisdiction over the Vessel, including, if applicable, the United States Coast Guard, or required by the Classification Society.

(e)	Title to Modifications. Title to each Modification shall vest as follows:
(i) in the case of each Modification which cannot be readily removed from the Vessel without causing material diminishment to the value, utility or remaining useful life of the Vessel (a “Nonseverable Modification”) whether or not the Owner shall have provided or arranged financing (in whole or in part) of the cost of such Modification, the Head Owner shall, without further act, effective on the date such Modification shall have been incorporated into the Vessel, acquire title to such Nonseverable Modification;
(ii) in the case of each Modification which can be readily removed from the Vessel without causing material diminishment to the value, utility or remaining useful life of the Vessel (a “Severable Modification”) that is not required by applicable law or required by any governmental agency having jurisdiction over the Vessel or required by the Classification Society, the Charterer shall retain title to such Severable Modification;
(iii) in the case of Severable Modifications required by applicable law or required by any governmental agency having jurisdiction over the Vessel or required by the Classification Society, title to such Modifications shall immediately vest in the Head Owner at no cost to the Head Owner and without further action by the Charterer; provided, however, that the Charterer shall take such actions as may be reasonably required by the Owner and/or the Head Owner to evidence the transfer of title.
Immediately upon title to a Modification vesting in the Head Owner pursuant to subparagraphs (i) or (iii) of this Section 8(e), such Modification shall, without further act, become subject to this Charter and be deemed part of the Vessel for all purposes of this Charter. Modifications, title to which remains in the Charterer pursuant to subparagraph (ii) of this Section 8(e), shall not be deemed a part of the Vessel.
(f)
Removal of Property. Subject to compliance, in all material respects, with applicable law and so long as no Event of Default shall have occurred and be continuing, the Charterer may remove any Severable Modification to which the Head Owner does not have title, and any other property to which the Charterer shall have title as provided in this Section 8, provided that the Charterer, at its own cost and expense and prior to the end of the Charter Term, shall repair any damage to the Vessel (or any part thereof) caused by such removal.

(g)
Contest of Requirements of Law. If, with respect to requirement of applicable law or governmental agency having jurisdiction over the Vessel or requirement of the Classification Society (i) the Charterer is contesting diligently and in good faith by appropriate proceedings such requirement or (ii) compliance with such requirement shall have been excused or exempted by a valid non-conforming use permit, waiver, extension or forbearance exempting the Charterer from such requirement or (iii) the Charterer shall be making a good faith effort and shall be diligently taking the appropriate steps to comply with such requirement, then the failure by the Charterer to comply with such requirement shall not constitute an Event of Default hereunder; provided, however, that such contest or non-compliance does not involve (A) any danger of criminal liability being imposed on the Head Owner or the Owner or (B) any material risk of (1) the imminent arrest or sale of, or the creation of any lien (other than a Permitted Lien) on, the Vessel or (2) material civil liability being imposed on the Owner or the Head Owner. The Charterer agrees to give prompt written notice to the Owner in detail sufficient to enable the Owner and the Head Owner to ascertain whether such contest may have any material adverse effect of the type described in the above proviso.

9.	Insurance-General.
Subject to Section 23, below, the Charterer shall, at its own cost and expense, keep the Vessel insured against hull and machinery risks, protection and indemnity risks, pollution risks and war risks, in the forms and in the amounts (including deductibles) and with underwriters, companies or clubs, as are reasonably acceptable to the Owner and the Head Owner during the Charter Term or, where applicable, in such minimum amounts (including deductibles) as specified in this Charter. The Vessel hull and machinery insurance will be in an amount not less than the greater of (x) the full commercial value of the Vessel and (y) the Loss Value (as set forth in Exhibit A-1 hereto) then in effect. The Charterer shall also keep the Vessel entered into a Protection and Indemnity Club (“P&I Club”) that is a member of the International Association of Protection and Indemnity Clubs under standard P&I Club rules.

Pollution liability coverage shall be not less than United States Dollars One Billion (US$1,000,000,000). The Owner, Sumitomo Mitsui Banking Corporation (“Sumitomo”) and the Head Owner shall also be joint members of the P&I Club in respect of the Vessel, and the Charterer agrees to pay or reimburse the Owner, Sumitomo and the Head Owner, respectively, the costs of such entry, including any premium, club calls or assessments in connection therewith. In addition, the Charterer shall, at its own cost and expense, place innocent owner’s insurance , in form and in amount (including deductibles) and with underwriters, companies or clubs, as are reasonably acceptable to the Owner and/or the Head Owner (for the avoidance of doubt, such innocent owner’s insurance to name both the Owner and the Head Owner) during the Charter Term and, if the Charterer is unable to place such innocent owner’s insurance because insurance industry practice requires that the Owner or the Head Owner do so, the Owner or the Head Owner may place innocent owner’s insurance, in form and in amount (including deductibles) and with underwriters, companies or clubs, as are reasonably acceptable to the Owner or the Head Owner during the Charter Term. If the Owner or the Head Owner places innocent owner’s insurance in accordance with the foregoing, the Charterer agrees to pay or reimburse the Owner or the Head Owner, as applicable, the costs thereof, upon receipt of a demand accompanied by copies of the relevant invoices or other similar evidence of such costs.
(a)
Form of Insurance; Indemnity. All insurance required under this Section shall be in such form and with such underwriters, companies or clubs as the Owner and the Head Owner shall reasonably approve. All insurance contracts shall (i) provide that the insurer’s right of subrogation against the Owner and/or Sumitomo and/or the Head Owner shall be waived; (ii) provide that such insurance shall be primary and without right of contribution from any other insurance which is carried by the Owner and/or Sumitomo and/or the Head Owner; and (iii) be issued by underwriters or insurers with an A.M. Best Co. insurance rating upon issuance of the policy of “A-” (or higher), which underwriters or insurers may not be an affiliate of the Owner or Charterer or any sub-bareboat charterer. The Owner (and if applicable, the Owner’s bank as mortgagee of the Vessel), Sumitomo and the Head Owner (and if applicable the Head Owner’s bank as mortgagee of the Vessel), in the case of protection and indemnity coverage, shall be named as named assureds on all insurance required under this Section, but where commercially available without liability for premiums; and the Owner (and if applicable, the Owner’s bank as mortgagee of the Vessel) and the Head Owner (and if applicable the Head Owner’s bank as mortgagee of the Vessel) in respect of hull and machinery insurance, shall be named as additional named assured and the loss payee(s); provided, however, that unless an Event of Default shall have occurred and be continuing, the underwriters may pay any claims under such hull and machinery insurance not in excess of United States Dollars Five Hundred Thousand (US$500,000) directly to the Charterer for the repair of the Vessel.

All policies shall provide that the Owner (and if applicable, the Owner’s bank as mortgagee of the Vessel) and the Head Owner (and if applicable the Head Owner’s bank as mortgagee of the Vessel) and the Charterer will be given at least fourteen (14) days’ notice of cancellation, non-renewal or material alteration, or such shorter notice period (if any) as may be available under relevant market or standard insurance practice and/or terms, where such practice and/or terms do not provide for cancellation with such minimum fourteen (14) days’ notice, or such shorter notice period (if any) as may be available under relevant market or standard insurance practice and/or terms, where such practice and/or terms do not provide for cancellation with such minimum fourteen (14) days’ notice. Deductibles up to a maximum of United States Dollars Two Hundred and Fifty Thousand (US$250,000) are permitted without the prior written consent of the Owner. Any deductibles (save for deductibles in respect of innocent owner’s insurance) under such policies shall always be for the account of the Charterer. The Charterer agrees to indemnify and hold harmless the Owner and / or Sumitomo and/or the Head Owner (and if applicable the Head Owner’s bank as mortgagee of the Vessel) from and against any liability imposed on or incurred by the Owner, Sumitomo and/or the Head Owner (and if applicable the Head Owner’s bank as mortgagee of the Vessel) for any premiums, club calls or assessments with respect to any insurance required under this Section. For the avoidance of doubt, the Charterer’s indemnification obligations under Section 18 shall, subject to Section 18, include (i) all Claims (as defined below) and (ii) any Claim made against the Head Owner, the Owner and/or Sumitomo by the underwriters of the insurance required hereunder pursuant to rights of subrogation.
(b)
Proof of Insurance. The Charterer shall furnish the Owner and the Head Owner on the Delivery Date and, at such other times on request, and in any event at least annually, with copies of certificates of insurance (certificates of entry for Protection and Indemnity) evidencing all insurance policies and showing the Owner, Sumitomo and the Head Owner as Joint Members on the Protection and Indemnity Insurance and the Owner and the Head Owner as loss payees (as set forth in the Attachments to Exhibit B hereto) on the Hull & Machinery Coverage and cover notes or other documents evidencing the creation, renewal, amount and payment of the insurance maintained on the Vessel and for which period the insurance premiums are paid.

(c)
Forced Insurance. In the event the Charterer fails to procure and maintain insurance in accordance with this Section 9, the Owner and/or the Head Owner may, but shall not be obligated to, effect and maintain the insurance or entries in a P&I Club (including on behalf of Sumitomo) as required herein and to pay the premiums therefor and, upon the Owner’s giving written notice to the Charterer of the amounts of premiums and costs so incurred by either the Owner and/or the Head Owner, the Charterer shall reimburse the Owner and/or the Head Owner, as applicable, for such amounts, together with interest thereon from the date of payment by the Owner and/or the Head Owner to the date of reimbursement, at the Default Rate, not later than fifteen (15) days after such notice.

(d)
Termination Due To Loss. This Charter shall be terminated due to a total or constructive total loss of the Vessel as determined by underwriters (“Total Loss”), and Charter Hire pursuant to Section 5 shall be payable until the date on which underwriters make a determination that the event occurred which gave rise to the Total Loss (the “Loss Termination Date”). Termination shall occur only upon payment of all amounts due under Section 9(e) below.

(e)	Payments in Event of Total Loss. In the event of Total Loss of the Vessel, the Owner, in lieu of any and all other claims and damages, shall receive from the

Charterer, and the Charterer shall pay to the Owner, an amount equal to the sum of (i) any accrued and unpaid Charter Hire payable in accordance with Section 5 calculated through and, if applicable, including, the Loss Termination Date; (ii) the Loss Value of the Vessel as of the date on Exhibit A-1 hereto that immediately precedes the Loss Termination Date (or, if the Loss Termination Date is a Charter Hire Payment Date, the Loss Value of the Vessel as of such Loss Termination Date as set out in Exhibit A-1); provided,  however, if the event that gives rise to a Total Loss of the Vessel occurs prior to the first date listed on Exhibit A-1, the Loss Value shall be the amount listed for the first date on such Exhibit A-1, (iii) interest on the amount referred to in Section 9(e)(ii) above from the Loss Termination Date until the date such amount is actually paid to, and received by, the Owner at the Default Rate, and (iv) any Additional Hire then due and owing. The Charterer’s obligation to pay amounts set forth in (i), (ii), (iii) and (iv) above shall be absolute and shall be due to the Owner upon the earlier of the Charterer’s receipt of insurance proceeds and one hundred and ten (110) days following the Loss Termination Date. The Owner may, subject to the Charterer’s consent, which consent shall not be unreasonably withheld, and at the Owner’s own expense, place additional total loss only coverage. Any proceeds paid under such additional total loss only insurance shall be paid directly by insurers to the Owner and shall not be included in the calculation set forth above. The Charterer, subject to the Owner's consent, may place, at the Charterer’s own cost and expense and as a separate policy from any insurances otherwise placed (or to be placed) in accordance with this Charter, Increased Value insurance (subject to the Owner's prior consent, and subject to such Increased Value insurance in no way prejudicing in any way whatsoever the recovery by the Head Owner and/or the Owner of any amount that would otherwise be payable under any other insurances placed in accordance with this Charter), the proceeds of which shall be paid directly by insurers to the Charterer and shall not be included in the calculation set forth above.
(f)
Limitation of Liability. Nothing in this Charter shall be construed or held to deprive the Owner, Sumitomo, the Charterer or the Vessel of any right to claim limitation of liability against third parties (other than the Head Owner) provided by any applicable statute of any jurisdiction.

(g)
Wreck Removal. In the event the Vessel becomes a wreck or obstruction to navigation, the Charterer shall, if required by applicable law, remove such wreck or obstruction and shall indemnify the Owner and the Head Owner against any sums whatsoever which the Owner and the Head Owner shall become liable to pay or shall pay in consequence of the Vessel becoming a wreck or obstruction to navigation.

(h)
Requisition. In the event that the Vessel shall be requisitioned for hire, or otherwise taken by any governmental agency on the basis of a bareboat or time charter (other than a requisition of title or a taking which constitutes a Total Loss), during the Charter Term, the Charterer will continue to pay Charter Hire and will collect and retain the compensation, reimbursements or awards for such requisition, or other taking of the Vessel received. If the Owner receives the compensation, reimbursements or awards, then, provided no Event of Default shall have occurred and be continuing, the Owner agrees that it will turn over forthwith to the Charterer all compensation, reimbursements or awards for such requisition or other taking of the Vessel received by the Owner. For the avoidance of doubt, if the Owner receives the compensation, reimbursements or awards and an Event of Default shall have occurred and be continuing, then the compensation, reimbursements or awards shall be applied in accordance with Section 17.
10.	Liens.
(a)
Neither the Charterer nor any of its employees shall have any right, power or authority to create, incur or permit to be imposed upon the Vessel any lien whatsoever during the Charter Term, except for (i) crew’s wages (including the master of the Vessel), or wages of stevedores when employed directly by the Charterer, any sub-charterer or the master or agent of the Vessel, (ii) damages arising out of maritime tort, (iii) general average and salvage (including contract salvage), (iv) liens for taxes not yet due (provided that the Charterer has established appropriate reserves for the payment of such taxes), (v) other maritime liens arising in the ordinary course of the Charterer’s business provided, such other maritime liens shall be permitted only to the extent such amounts are not more than twenty five (25) days past due unless such amounts are being contested in good faith by appropriate legal proceedings diligently pursued and for which appropriate reserves are established, and (vi) any mortgage executed by the Owner and/or the Head Owner (collectively, “Permitted Liens”). The Charterer shall carry a copy of this Charter with the Vessel’s papers, and on demand will exhibit the same to any person having business with the Vessel which might give rise to any lien thereon, other than liens for crew’s wages, general average and salvage. The Charterer will place and keep prominently displayed in the chart room and the captain’s cabin on the Vessel in a conspicuous place, a notice, framed under glass, printed in plain type of such size that the paragraph of reading material shall cover a reasonable space acceptable to the Owner reading as follows:

“THIS VESSEL IS OWNED BY CFT INVESTMENTS 1 LLC AND IS UNDER CHARTER TO CARGILL INTERNATIONAL SA PURSUANT TO THE TERMS OF THE BAREBOAT CHARTER AGREEMENT DATED [●] 2019 (THE “CHARTER”) AND IS UNDER SUB-CHARTER TO PCH DREAMING INC. PURSUANT TO THE TERMS OF THE SUB-BAREBOAT CHARTER DATED [●] 2019 (THE “SUB-CHARTER”). UNDER THE TERMS OF THE CHARTER, WHICH IS A FINANCING CHARTER PURSUANT TO A SUPPLEMENT TO BAREBOAT CHARTER AGREEMENT DATED AS OF [●] 2019 (NEW YORK TIME) UNDER THE MARITIME LAWS OF THE REPUBLIC OF THE MARSHALL ISLANDS, AND THE SUB-CHARTER, NEITHER THE HEAD CHARTERER, THE SUB-CHARTERER NOR ANY OTHER SUB-CHARTERER, NOR THE MASTER, NOR ANY OTHER PERSON HAS THE RIGHT, POWER OR AUTHORITY TO CREATE, INCUR OR PERMIT TO BE PLACED OR IMPOSED UPON THIS VESSEL ANY LIEN WHATSOEVER OTHER THAN PERMITTED LIENS AS DEFINED IN THE CHARTER.”
(b)
With respect to any claims and demands made by any person against the Owner or the Head Owner or the Vessel, except if the claim or demand has been brought about as a result of an action or omission of the Owner or the Head Owner (as the case may be), the Charterer hereby agrees as follows:

(i) the Charterer shall warrant and defend title to and possession of the Vessel and every part thereof;
(ii) the Charterer shall pay and discharge, and forthwith remove or cause to be removed, any lien (other than a Permitted Lien) which shall be filed against or otherwise attach to the Vessel; provided, however, that, subject to subsection (c) of this Section, the Charterer need not pay and discharge or remove any lien that is being contested by the Charterer in good faith by appropriate legal proceedings being diligently pursued, and with respect to which the Charterer has posted an appropriate bond with a good and sufficient surety, or has deposited in escrow with the Owner cash in the amount claimed by the holder of such lien, to secure the payment thereof.
(c)
Notwithstanding the foregoing provisions of this Section 10, if a libel shall be filed against the Vessel, or if the Vessel shall be seized, arrested, levied upon and taken into custody or detained in any proceeding in any court or tribunal or by any government or under colour of authority, the Charterer shall forthwith give notice of such arrest and taking or detention to the Owner and (except in connection with any taking or requisition of the title or use of the Vessel by any governmental authority or as a result of any action or omission of the Owner) cause the Vessel to be released therefrom within twenty five (25) days from the date of such seizure, arrest or detention, or within such lesser time as may be necessary to avoid prejudice to the interests of the Owner with respect to the Vessel. Without limiting the Charterer’s obligations under Section 18 of this Charter, the Charterer shall hold harmless, defend and indemnify the Owner, the Head Owner and the Vessel from and against any and all liabilities, obligations, losses, damages, penalties, claims, actions, suits, judgments, costs and expenses, including attorneys’ fees, of whatsoever kind and nature, imposed on, incurred by or claimed against the Owner, the Head Owner or the Vessel, in any way relating to or arising out of the assertion of a lien against the Vessel, including, without limitation, a Permitted Lien (but excluding any lien claimed by any person claiming the same by, through or under the Owner or as a result of any action or omission of the Owner).

11.	Mortgages; Financing; Subordination.
(a)
The Charterer hereby agrees that should the Owner and/or the Head Owner wish to mortgage the Vessel or assign this Charter in connection with any financing arrangements of the Owner and/or the Head Owner, the Charterer shall agree to post notices of the mortgage and the Charter as reasonably required, execute such documents reasonably acknowledging the terms and existence of the mortgage, and the assignment of charter, and otherwise cooperate reasonably with the Owner and/or the Head Owner and any mortgagee in respect of such financing. Any such mortgage shall provide that the Charterer shall have the right of quiet enjoyment in its use of the Vessel so long as no Event of Default has occurred and is continuing under this Charter and further that such mortgage shall not impede (if applicable) any purchase option of the Charterer under the Multipartite Agreement (which will be confirmed in a separate letter of quiet enjoyment in favour of the Charterer), and that notice of any event of default under such mortgage shall be promptly given to the Charterer. Any reasonable costs and expenses associated with such activity will be borne by the Owner. Any mortgagee of the Vessel shall be qualified under applicable law and regulations to hold a mortgage on the Vessel without jeopardizing the Vessel’s registration with the Flag State. Any additional insurance costs arising from or related to any mortgage placed on the Vessel by the Owner and/or the Head Owner shall be the responsibility of the Owner.
(b)
The Charterer hereby agrees that its right to use the Vessel and other rights related thereto, shall, in all respects, be subject, subordinate and junior to the lien of any preferred mortgage or other security agreement created by the Owner and/or the Head Owner, and to the rights of the holder thereof, whether executed heretofore or hereafter (subject to the Charterer’s rights of quiet enjoyment under this Section 11 and its further rights set forth in Sections 12 and 14). After notice of default in payment or performance under any such mortgage or security agreement, subject always to the Charterer’s continued right of quiet enjoyment in its use of the Vessel, the Charterer may perform or pay Charter Hire for the Vessel to the holder of such security, and the same, to the extent of such payment, shall constitute payment of Charter Hire as if it had been made to the Owner.

(c)
The Owner agrees and confirms that, so long as no Event of Default hereunder has occurred and is continuing, the Charterer shall have exclusive possession, control, and quiet enjoyment in its use of the Vessel during the Charter Term, subject to the conditions of this Charter, without hindrance or molestation by the Owner, or any other person claiming by, through or under the Owner.

12.	End of Charter and Other Options.
(a)
On the last day of the Charter Term, unless an Event of Default or a failure to pay the whole or part of any Charter Hire on the due date thereof shall have occurred and be continuing, the Charterer shall purchase the Vessel for the respective Purchase Price as set forth below in Section 12(d) plus (w) Basic Charter Hire due through and including the date of purchase, (x) any applicable taxes (other than any taxes based upon or measured by the income of the Owner), (y) expenses of sale (including the Owner’s and the Head Owner’s reasonable counsel fees), and (z) any Additional Hire then due hereunder;

(b)
Subject to the terms and conditions of this Section 12, upon written notice from the Charterer to the Owner (with a copy to the Head Owner) setting forth the Charter Hire Payment Date on which the Charterer wishes to purchase the Vessel and pay to the Owner the Early Purchase Amount (as such term is defined below) (the “Purchase Option Notice”) (such Purchase Option Notice to be given not less than one hundred and thirty (130) days prior to the Charter Hire Payment Date during the Charter Term on which the Charterer wishes to purchase the Vessel), the Charterer shall have the option to, unless an Event of Default or a failure to pay the whole or part of any Charter Hire on the due date thereof shall have occurred and be continuing, purchase the Vessel on the Charter Hire Payment Date set forth in the Purchase Option Notice for (v) the respective Purchase Price set forth below in Section 12(d) plus (w) Charter Hire due through and including the date of purchase (x) any applicable taxes (other than any taxes based upon or measured by the net income (however denominated) of the Owner) (y) expenses of sale (including the Owner’s and the Head Owner’s reasonable counsel fees) and (z) either (i) plus any Arrangements Credit (as defined in Section 12(j)), or (ii) less any Arrangements Debit (as defined in Section 12(j)) and (zz) the amount due under clause 108 of the Time Charter (the aggregate total of (v), (w), (x), (y), (z) and (zz), the “Early Purchase Amount”).
(c)
Not less than one hundred and seventy (170) days prior to the end of the Charter Term, the Charterer shall provide the Owner with irrevocable written confirmation of its purchase of the Vessel pursuant to Section 12(b). Should the Charterer fail to provide such confirmation or a notice pursuant to Section 12(b), the Charterer shall be obliged to purchase the Vessel in accordance with Section 12(a).

(d)	If the Charterer:
(i)  is obliged under this Charter to purchase the Vessel at the end of the Charter Term pursuant to Section 12(a); or
(ii) elects to purchase the Vessel pursuant to Section 12(b), the purchase price of the Vessel at the relevant time (the "Purchase Price") shall be as is set forth in the “Purchase Price” column of Exhibit A-1 of this Charter for the relevant time.
(e)
ANY SALE OF THE VESSEL TO THE CHARTERER (OR AS THE CHARTERER MAY DIRECT, A NOMINEE) PURSUANT TO THIS SECTION 12 SHALL BE MADE WITHOUT ANY WARRANTIES BY THE OWNER OR THE HEAD OWNER WHATSOEVER, EITHER EXPRESS OR IMPLIED, EXCEPT THAT THE OWNER, OR, AS THE CASE MAY BE, THE HEAD OWNER, SHALL WARRANT THAT THE VESSEL IS FREE AND CLEAR OF ANY LIENS OR ENCUMBRANCES CREATED BY OR THROUGH THE OWNER, OR, AS THE CASE MAY BE, THE HEAD OWNER AND ITS PREDECESSORS IN TITLE EXCEPT FOR THE BUILDER, THE SELLER OR THE CHARTERER (OR ANY SUBSIDIARY OR AFFILIATE THEREOF) AND THAT THE OWNER, OR, AS THE CASE MAY BE, THE HEAD OWNER, IS TRANSFERRING WHATEVER TITLE IT ORIGINALLY RECEIVED. WITHOUT LIMITING THE FOREGOING, ANY SUCH SALE SHALL BE ON AN “AS IS, WHERE IS” BASIS WITH NO WARRANTIES, EITHER EXPRESS OR IMPLIED, AS TO TITLE (EXCEPT AS SET FORTH IN THE PREVIOUS SENTENCE) OR THE DESIGN, MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, SEAWORTHINESS OR CONDITION OF THE VESSEL, OR ELIGIBILITY OF THE VESSEL TO ENGAGE IN ANY PARTICULAR TRADE. ALL SUCH WARRANTIES SHALL BE EXPRESSLY WAIVED BY THE CHARTERER AT THE TIME OF SUCH SALE. ALL SALES, USE AND OTHER TAXES WHICH MAY BECOME DUE AS A RESULT OF THE SALE SHALL BE FOR THE SOLE ACCOUNT OF THE CHARTERER. UPON ITS RECEIPT IN GOOD COLLECTED FUNDS OF THE AMOUNT PAYABLE PURSUANT TO SECTION 12(A) OR, AS THE CASE MAY BE, SECTION 12(B), THE OWNER AGREES TO EXECUTE AND DELIVER (OR, AS THE CASE MAY BE, PROCURE THAT THE HEAD OWNER EXECUTES AND DELIVERS) TO THE CHARTERER OR THE CHARTERER'S NOMINEE ANY AND ALL DOCUMENTS REQUIRED BY THE LAW OF THE FLAG STATE FOR THE PURPOSE OF RE-REGISTERING THE VESSEL IN

THE NAME OF THE CHARTERER (OR AS THE CHARTERER MAY DIRECT), INCLUDING, WITHOUT LIMITATION, A BILL OF SALE COVERING THE VESSEL IN FAVOR OF THE CHARTERER (OR AS THE CHARTERER MAY DIRECT, A NOMINEE) TRANSFERRING WHATEVER TITLE THE OWNER, OR AS THE CASE MAY BE, THE HEAD OWNER, HAS, WITHOUT ANY REPRESENTATION OR WARRANTY WHATSOEVER EXCEPT AS SET OUT IN THIS SECTION 12(E).
(f)	For the purposes of establishing the Market Value (as such term is defined in Section 12(g) below) of the Vessel:
(A) if the Charterer does not exercise its early purchase option under Section 12(b), then no later than ninety (90) days prior to the last day of the Charter Term; or
(B) if the Charterer exercises its early purchase option under Section 12(b), then no later than five (5) days after the date of the Purchase Option Notice, the Charterer and the Owner shall appoint a “Panel of Approved Brokers” in accordance with this Section 12(f):
(i)   Each of the Charterer and the Owner shall appoint an Approved Broker (as such term is defined below) to be included on the Panel of Approved Brokers, and the Approved Brokers so appointed by the Charterer and the Owner (each an “Appointed Broker”) shall jointly select a third Approved Broker (the “Third Broker”).
(ii)  In the event that either the Charterer or the Owner fails to appoint an Approved Broker on or before the date: in the case of (A) above, seventy (70) days prior to the last day of the Charter Term; or, in the case of (B) above, ten (10) days following the date on which the Purchase Option Notice is served, the Panel of Approved Brokers shall be comprised solely of the Approved Broker appointed by the Charterer or the Owner (as the case may be).
(iii) Subject to Section 12(f)(iv), each of the Charterer and the Owner shall bear the cost and expense of their respective Appointed Broker, and the costs and expenses of the Third Broker shall be borne equally by the Charterer and the Owner.
(iv) In the event that that Panel of Approved Brokers is constituted of a single Approved Broker in accordance with Section 12(f)(ii) above, the costs and expenses of the valuation made by such Approved Broker shall be shared equally between the Charterer and the Owner.
(g)
Subject to Section 12(f)(ii), each of the Charterer and the Owner shall instruct their respective Appointed Broker, and shall jointly instruct the Third Broker, to consider the market value of the Vessel:

(A) if the Panel of Approved Brokers has been appointed pursuant to Section 12 (f)(A) on the date thirty (30) days prior to the last day of the Charter Term based on the then actual condition of the Vessel, on an arm’s length basis and free of charters, and the average of the said valuations shall be the “Market Value” (as such term is used in this Section 12); and
(B) if the Panel of Approved Brokers has been appointed pursuant to Section 12(f)(B) on the date twenty (20) days after the date of the Purchase Option Notice, based on the then actual condition of the Vessel, on an arm’s length basis and free of charters, and the average of the said valuations shall be the “Market Value” (as such term is used in this Section 12).
(h)
In the event that the Market Value is greater than the Purchase Price, the Charterer shall pay to the Owner an amount equal to twenty five per cent (25%) of the difference between the Market Value and the Profit Share Price (the “Profit Share Amount”). Any amount payable by the Charterer to the Owner pursuant to this Section 12(h) shall become due and be paid concurrently with the amounts payable by the Charterer to the Owner pursuant to Section 12(a) or, as the case may be, Section 12(b), above, including, but not limited to, the Purchase Price. For the avoidance of doubt, the Profit Share Amount shall be calculated without regard to any Arrangements Credit or Arrangements Debit or to any amount due under clause 108 of the Time Charter.

For the purposes of this Section 12, the “Profit Share Price” shall mean the value as is set forth in the “Profit Share Price” column of Exhibit A-1 hereto applicable for the date on which the Panel of Approved Brokers considers the market value of the Vessel in accordance with Section 12 (g)(A), or, as the case may be, 12 (g)(B).
(i)	For the purposes of this Section 12, the “Approved Brokers” shall be deemed to mean:
(1) Arrow Shipbroking Group;
(2) Braemar ACM Shipbroking;
(3) Clarksons Platou;
(4) Howe Robinson & Co. Ltd.;
(5) Galbraith’s Limited;
(6) Fearnleys AS; and
(7) such other internationally recognised shipbrokers as may be mutually agreeable to both the Charterer and the Owner,
(and each of the Approved Brokers, an “Approved Broker”).
(j)
If the Charterer exercises its early purchase option under Section 12(b) or if the Owner, by written notice to the Charterer, declares the Charterer in default hereunder pursuant to Section 17 and the Event of Default in question is an Event of Default under the Bareboat Charter, and the Charterer is entitled to purchase the Vessel pursuant to the terms of clause 5 of the Multipartite Agreement and the Vessel is to be acquired by the Charterer pursuant to such terms, no later than three (3) Business Days before the date of transfer of ownership of the Vessel to the Charterer, the Owner shall notify the Charterer of such amount as the Owner certifies that, as a result of the exercise by the Charterer of its early purchase option under Section 12(b) or the exercise by the Charterer of its option in accordance with clause 5 of the Multipartite Agreement, the Owner shall either be: (i) in credit (“Arrangements Credit”) or (ii) in debit (“Arrangements Debit”), as a result (including all the Owner’s losses, damages, liabilities, expenses and costs incurred by the Owner in association therewith) of terminating, reversing or unwinding any interest rate swap arrangements from or with other persons (including, but not limited to, the Head Owner).
(k)
Unless and until all the applicable foregoing payments and performance set forth in this Section 12 have been made and/or performed in full by the Charterer, the Charterer's obligations under this Charter, including, without limitation, the obligation to pay Charter Hire for the Vessel, shall continue in full force and effect.

13.	Representations and Warranties; Owner Covenants.
(a)
Charterer’s Representations. The Charterer represents, warrants, covenants, and agrees to and with the Owner that: (i) the Charterer is a limited liability company duly organized, validly existing, and in good standing under the laws of the Republic of the Marshall Islands, has the power to own its property and assets, and is duly qualified in each jurisdiction where the nature of its operations requires such qualification, (ii) the execution, delivery, and performance of this Charter are within the Charterer’s power, have been duly authorized by all necessary limited liability company action, do not contravene the Charterer’s certificate of organization or regulations, or similar documents, or violate any judgment, order or decree applicable to the Charterer, and do not contravene any law, any order of any court or other agency of government, or any agreement or instrument or contractual restriction binding on or affecting any of its property, or constitute a default thereunder, and (iii) this Charter constitutes the legal, valid and binding obligation of the Charterer enforceable against the Charterer in accordance with its terms.

(b)
Owner’s Representations and Covenants. The Owner represents, warrants, covenants, and agrees to and with the Charterer that (i) the Owner is a company organized, existing, and in good standing under the laws of the Switzerland, (ii) the Owner has the requisite limited liability company power and authority to hold title to the Vessel and to enter into and carry out the transactions contemplated and to execute, deliver and perform under this Charter; (iii) the execution, delivery, and performance of this Charter do not contravene the provisions of the certificate of organization or regulations, or similar documents, of the Owner, or violate any judgment, order or decree applicable to the Owner or result in any violation of, or conflict with, or constitute a default under, or subject the Vessel to any lien of, any indenture, contract, agreement or other instrument applicable to the Owner, (iv) this Charter constitutes the legal, valid and binding obligation of the Owner enforceable against the Owner in accordance with its terms, and (v) the Owner will not create or permit to exist, any lien or encumbrance on or against the Vessel that arises out of the express action or omission of the Owner, other than a mortgage permitted under Section 11 (and the Owner will have sole responsibility for any such Mortgage).
14.	Assignment; Sub-bareboat Charter.
(a)
The Charterer does not have the right to, and shall not, assign, pledge, or hypothecate this Charter (by operation of law or otherwise), in whole or in part, or any interest herein, or any right, duty or obligation hereunder (collectively, an “u”) without the prior written consent of the Owner, which consent is subject to the consent of the Head Owner, in their absolute discretion, and any purported Assignment without the Owner’s and the Head Owner’s prior written consent shall be void and unenforceable against the Owner and the Head Owner. The Owner will exercise reasonable endeavours to obtain such consent from the Head Owner. The Charterer shall remain primarily liable under this Charter and the Guarantor will remain primarily liable under the Guarantee in the event of any permitted Assignment, which will in no event be considered a novation of this Charter unless the Owner expressly agrees to the contrary in writing.

(b)
Notwithstanding the foregoing, the Charterer agrees that it shall not further sub-bareboat or sub-time charter or otherwise let or charter the Vessel to any person without the prior written consent of the Owner and the Head Owner, except under the Time Charter. In the case of any permitted sub-bareboat charter of the Vessel, such sub-bareboat charter (i) shall state it is subject and subordinate to the rights of the Owner and the Head Owner hereunder, (ii) shall not contain any terms and conditions which would prevent the Charterer from fulfilling its obligations under this Charter, (iii) shall include an express prohibition against any further sub-bareboat charters without the prior written consent of the Owner and the Head Owner, and (iv) shall contain an acknowledgement by the sub-bareboat charterer stating that it acknowledges the existence of this Charter and the Bareboat Charter and their priority over all of the terms of the sub-bareboat charter.

15.	Logo and Vessel Names.
The Owner agrees that the Charterer may display the Charterer’s logo and the Charterer’s designated name on the Vessel during the Charter Term. If the Owner retains ownership of the Vessel after the Charter Term, it agrees to change the Vessel’s name and not to display the Charterer’s logo. If the Owner sells the Vessel after the Charter Term it will require the purchaser to agree not to use the Charterer’s name or logo in connection with the Vessel.
16.	Notices.
All notices and other communications required under this Charter shall be by email, by personal delivery or by international courier service, to each Party at its address stated below or such other address as it may declare from time to time pursuant to this notice provision. Any such notice or communication shall be deemed effective on the date of delivery, if by personal delivery, or on the second Business Day after deposit with an international courier service (all delivery fees prepaid) if sent by international courier service. If sent by email or other electronic means, notices shall be effective upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return email or other written acknowledgement), provided, that if such notice or communication is not sent during the normal business hours of the recipient, such notice or communication shall be deemed to have been sent at the opening of business on the next Business Day for the recipient.
All notices and other communications to be sent to the Owner shall be sent by the Charterer as follows, unless the Owner shall give notice to the contrary:
Address:

Cargill International SA
14 chemin de Normandie
1206 Geneva, Switzerland

Tel: +41-22-703-2111

Email:George_wells@cargill.com
Ann_shazell@cargill.com
Bernd_Bachmann@cargill.com
Keith_dawe@cargill.com
olivier_josse@cargill.com
james_ryder@cargill.com

All notices and other communications to be sent to the Charterer shall be sent by the Owner as follows, unless the Charterer shall give notice to the contrary:
Address: PCH Dreaming Inc. c/o Top Ships Inc,

1 Vass Sofias, Marousi, 151 24 Greece

Tel: +30 2108128180/ +30210 8128180

Email: atsirikos@topships.org

louka@loukapartners.com

17.	Defaults; Remedies.
(a)	Events of Default. Any one or more of the following is an Event of Default (“Event of Default”) by the Charterer:
(i)   the Charterer shall fail to pay the whole or part of any Basic Charter Hire specified in Section 5 on the due date thereof and such failure shall continue for five (5) Business Days following the due date thereof;
(ii)  the Charterer shall fail to pay when due the whole or any part of the Loss Value of the Vessel in accordance with the terms and conditions of this Charter;
(iii) the Charterer shall fail to carry and maintain insurance on or with respect to the Vessel in accordance with the provisions of Section 9;

(iv) the Charterer shall fail to perform or comply with the covenants contained in Sections 4(h), 6(a) (with the exception of Section 6(a)(ii)), 10 (c) (except in connection with any seizure, arrest, or detention of the Vessel that arises solely as a result of any express act or omission on the part of the Owner and / or the Head Owner (as the case may be)) or 14(a);
(v) the Charterer shall fail to perform or comply in any material respect with any other covenant, condition, or agreement to be performed or observed by it hereunder or under the Multipartite Agreement, and the Charterer shall fail to cure such failure to perform or comply within ten (10) Business Days after the Owner shall have demanded in writing the cure thereof;
(vi) any material representation or warranty made by the Charterer herein or under the Multipartite Agreement or by the Guarantor in the Guarantee shall prove to have been incorrect in any material respect as of the date on which made, or any material statement, report, schedule, notice, certificate or other writing furnished by the Charterer or, as the case may be, the Guarantor to the Owner in connection with this Charter or under the Multipartite Agreement or the Guarantee, as the case may be, shall prove to have been incorrect in any material respect as of the date on which the facts set forth therein are stated or certified, and, if in the reasonable opinion of the Owner such is capable of being cured, the Charterer or the Guarantor shall fail to cure such defect within ten (10) Business Days after the Owner shall have demanded in writing the cure thereof;
(vii) the Charterer or the Guarantor shall become insolvent or bankrupt or shall cease paying or providing for the payment of its debts generally; the Charterer or the Guarantor, shall be dissolved, shall be adjudged a bankrupt by a court of competent jurisdiction, shall make a general assignment of all or substantially all of its assets for the benefit of its creditors, or shall lose its charter by forfeiture or otherwise; or a petition for an arrangement or for reorganization of the Charterer or the Guarantor under the bankruptcy laws of the relevant jurisdiction shall be filed by the Charterer or the Guarantor, or such petition shall be filed by creditors and the same shall be approved by a court of competent jurisdiction;
(viii) an arrangement or reorganization of the Charterer or the Guarantor under the bankruptcy laws of the relevant jurisdiction shall be approved by a court, whether proposed by a creditor, a stockholder or any other party or person whatsoever; or a receiver or receivers of any kind whatsoever, whether appointed in admiralty, bankruptcy, common law or equity proceedings, shall be appointed by a decree of a court of competent jurisdiction with respect to the Vessel or all or substantially all of the property of the Charterer or the Guarantor;
(ix) (A) the Guarantor shall fail to pay when due the whole or any part of any amount payable by it under the Guarantee; or (B) the Guarantor shall fail to perform or comply in any material respect with any other covenant, condition or agreement to be performed or observed by it under the Guarantee; or (C) the Guarantor shall repudiate the Guarantee; or (D) a breach by the Guarantor of the Guarantee shall occur;

(x)    the Charterer shall (A) enter into any transaction of merger or consolidation (unless the Charterer is the surviving entity thereof), (B) sell or transfer all, substantially all or any substantial portion of its assets to any other person or enter into a leveraged buyout, (C) dissolve, liquidate or cease or suspend the conduct of business, or cease to maintain its existence, or (D) change the form of organization of its business and such change either adversely affects the rights of the Owner or has the effect of modifying, lessening, impairing or altering in any away adverse to the Owner the duties and obligations of the Charterer hereunder;
(xi)   a default shall occur with respect to any Debt owed by the Charterer or the Guarantor (as the case may be) to the Owner or any of its affiliates or to any third person in excess of United States Dollars Two Million Five Hundred Thousand (US$2,500,000), for which the Charterer or the Guarantor (as the case may be) fails to make any payment when due exceeding United States Dollars Five Hundred Thousand (US$500,000) or to perform any obligation thereunder, which default is not cured within any applicable grace period, and in any event within no more than twenty (20) Business Days;
(xii)  without prejudice to Section 14(a) of this Charter, the Charterer shall assign and/or purport to assign any and/or all of its rights and/or interests in or arising under this Charter without having first received the prior written consent of the Owner in accordance with Section 14(a) of this Charter;
(xiii) the Charterer or the Guarantor (as the case may be) shall fail to pay for more than thirty (30) days after it is due, any final, non-appealable judgment in excess of United States Dollars One Million (US$1,000,000) entered against the Charterer or the Guarantor (as the case may be) by any court having jurisdiction over the Charterer or the Guarantor (as the case may be) or the property of the Charterer or the Guarantor (as the case may be);
(xiv)  the Charterer fails to pay to the Owner any amount due under clause 108 of the Time Charter;
(xv)   the Charterer fails to provide Additional Security (as defined in Section 17(b)(viii) below) within five (5) days of the Owner’s request;
(xvi)  any Charter Security and/or Additional Security ceases to be in full force and effect or ceases to be legal, valid, binding, enforceable, or effective or is alleged by a party to it (other than the Owner) to be ineffective;
For the purposes of this Section 17(a), “Debt” means as to any person at any time (without duplication): (i) all obligations of such person for borrowed money, (ii) all obligations of such person evidenced by bonds, notes, debentures, or other similar instruments, (iii) all obligations of such person to pay the deferred purchase price of property or services, except trade accounts payable of such person arising in the ordinary course of business which are not past due by more than ninety (90) days, (iv) all obligations of such person under any lease which, in conformity with US GAAP, is required to be capitalized for balance sheet purposes, (v) all obligations of such person under guaranties, endorsements (other than for collection or deposit in the ordinary course of business), assumptions or other contingent obligations, in respect of, or to purchase or otherwise acquire, any obligation or indebtedness of any other person, or any other obligation, contingent or otherwise, of such person directly or indirectly protecting the holder of any obligation or indebtedness of any other person against loss (whether by partnership arrangements, agreements to keep-well, to purchase assets, goods, securities, or services, to take-or-pay or otherwise), (vi) all obligations secured by a lien existing on property owned by such person, whether or not the obligations secured thereby have been assumed by such person or are non-recourse to the credit of such person, (vii) all reimbursement obligations of such person (whether contingent or otherwise) in respect of letters of credit, bankers’ acceptances, surety or other bonds and similar instruments, (viii) all liabilities of such person in respect of unfunded vested benefits under any employee benefit plan, and (ix) any other liability of such person that is classified as debt under US GAAP.
(b)
Remedies. At any time that an Event of Default has occurred and is continuing, the Owner, by written notice to the Charterer, may declare the Charterer in default hereunder, in which case the Owner shall be entitled to pursue all remedies available at law or in equity or in admiralty, including, without limitation, the following remedies:

(i) By notice to the Charterer, the Owner may terminate this Charter, whereupon the Charterer will redeliver the Vessel to the Owner within ten (10) Business Days of receipt of such notice in accordance with the provisions of Sections 4(b)-4(g) above.
(ii) The Owner or the Head Owner may re-take the Vessel wherever found, whether upon the high seas or at any port, harbour or other place and irrespective of whether the Charterer, any sub-charterer or any other person is in possession of the Vessel, all without prior demand and without legal process, the Charterer HEREBY WAIVING ANY AND ALL RIGHTS TO PRIOR NOTICE AND A JUDICIAL HEARING WITH RESPECT TO THE REPOSSESSION OF THE VESSEL BY THE OWNER, and for that purpose the Owner or the Head Owner or their respective agents may enter upon any dock, pier or other premises where the Vessel is and may take possession thereof, without the Owner or its agent incurring any liability by reason of such re-taking, whether for the restoration of damage to property caused by such re-taking or for damages of any kind for any reason to the Charterer or any person claiming under the Charterer.
(iii) Recover from the Charterer, in addition to any Basic Charter Hire or Additional Hire due up to the date of default, the Loss Value amount calculated as of the Charter Hire Payment Date preceding the date that the event which resulted in the Event of Default occurred, as liquidated damages for loss of a bargain and not as a penalty.
(iv) The Owner or the Head Owner may sell or otherwise dispose of the Vessel at public auction or by private sale, without prior notice to the Charterer, at such time or times and upon such terms as the Owner or the Head Owner (as applicable) may determine, for cash or credit, at such price as the Owner or the Head Owner shall deem fair, with the Vessel in its then condition or following any commercially reasonable preparation, or otherwise dispose of, hold, use, lay-up, operate, charter to others the Vessel, in a commercially reasonable manner, all free and clear of any rights of the

Charterer, including any right of redemption, and without any duty to account to the Charterer with respect to such action or inaction or for any proceeds with respect hereto; any disposition or holding of the Vessel shall not be deemed a retention by the Owner in satisfaction of the Charterer’s obligations under this Charter. Nothing contained herein shall require the Owner to sell or charter the Vessel at any time or take any action in mitigation of the Owner’s damages.
(v) The Owner may, but shall not be required to, proceed by appropriate action for collection from the Charterer of all costs and expenses, including attorneys’ fees, court costs, and other expenses, incurred by the Owner in connection with the enforcement of this Charter and the exercise of remedies hereunder. Further, in addition to any other amounts to which the Owner may be entitled, the Charterer shall be liable for all costs and expenses incurred by the Owner, which shall include all insurance premiums, all demurrage, dockage, and anchorage charges, all legal fees, and all other costs and expenses whatsoever incurred by the Owner by reason of the occurrence of an Event of Default or by reason of the exercise by the Owner of any remedy hereunder, including, without limitation, any cost or expense incurred by the Owner in connection with any re-taking of the Vessel or putting the Vessel in the condition required herein.
(vi) The proceeds of any sale, charter or other disposition of the Vessel received by the Owner, if any, pursuant to this Section 17(b) shall be applied in the following order of priority:
(1)	to pay all of the Owner’s and the Head Owner’s costs, charges and expenses incurred in taking, moving, laying-up, holding, repairing, selling, chartering or otherwise disposing of the Vessel;
(2)	to the extent not previously paid by the Charterer, to pay the Owner all sums (including the Loss Value as provided in Section 17(b)(iii) above) due by the Charterer under this Charter;
(3)	to reimburse the Charterer for any Loss Value previously paid by the Charterer to the Owner in accordance with Section 17(b)(iii) above; and
(4)	any sums remaining shall be retained by the Owner.
The Charterer shall pay to the Owner any deficiency in (1) and (2) above.
(vii) The Owner may recover from the Charterer any amount due under clause 108 of the Time Charter.
(viii) If an Event of Default occurs in relation to the Charter Security or part thereof (as more particularly described at Section 17(a)(ix), (xv) and/or (xvi) above), the Owner may (but shall not be obliged to) request the Charterer to provide, and in which case the Charterer shall be obliged to provide, such other additional security in form and substance reasonably satisfactory to the Owner which (in the opinion of the Owner) has a net realisable value (on an aggregate basis) equal to or greater than the applicable shortfall or deficiency in the Charter Security including, without limitation, a deposit of cash to such account as the Owner may nominate in an amount equivalent to the amount of any shortfall or deficiency in respect of the Charter Security (“Additional Security”).
No remedy referred to in this Section 17(b) is intended to be exclusive, but each remedy shall be cumulative and in addition to, and may be exercised concurrently with, any other remedy which is referred to herein or which may otherwise be available to the Owner at law, in equity or in admiralty.
(c)
Multipartite Agreement. If the Owner, by written notice to the Charterer, declares the Charterer in default under this Charter pursuant to this Section 17 and the Event of Default in question is a Relevant Event of Default (as defined below), and the Charterer is entitled to purchase the Vessel pursuant to the terms of clause 5 of the Multipartite Agreement and the Vessel is to be acquired by the Charterer pursuant to such terms, then prior to the Charterer’s purchase of the Vessel pursuant to the terms of clause 5 of the Multipartite Agreement the Charterer shall pay to the Owner (v) Charter Hire due through and including the date of purchase, (w) any applicable taxes (other than any taxes based upon or measured by the net income (however denominated) of the Owner), (x) expenses of sale (including the Owner’s and the Head Owner’s reasonable counsel fees), (y) the amount due under clause 108 of the Time Charter and (z) either (i) plus any Arrangements Credit (as defined in Section 12(j)), or (ii) less any Arrangements Debit (as defined in Section 12(j)). For the purposes of this Charter, a “Relevant Event of Default” means an Event of Default under the Bareboat Charter which was caused in whole or in part by the act or omission of the Charterer.

(d)
Notwithstanding any other provision of this Charter, in the event that this Charter is terminated pursuant to the terms of clause 4.6 of the Multipartite Agreement, the Parties unconditionally and irrevocably agree that the following Sections shall survive (or as the case may be shall be deemed to survive) such termination of this Charter and are expressly made for the benefit of, and shall be enforceable by, the Owner, its successors and assigns: Section 16 (Notices); Section 17 (Defaults; Remedies); Section 19 (Income Tax); Section 20 (Law and Jurisdiction); Section 25 (Waiver); and Section 26 (No Remedy Exclusive).

18.	Indemnification, Withholding and Certain Agreements.
(a)
Owner’s Indemnification of the Charterer. The Owner agrees to indemnify, defend, and hold harmless the Charterer from all damages or costs arising as a result of (i) the Owner’s violation of any law or regulation of the jurisdiction in which the Owner is organized or maintains its principal office (other than a violation that would not have occurred but for the use, operation or presence of the Vessel or any part thereof in the relevant jurisdiction or the failure of the Charterer to perform its obligations under this Charter or any act or omission of the Charterer), (ii) the gross negligence or wilful misconduct of the Owner unless such gross negligence or wilful misconduct is imputed to the

Owner as a result of any act or omission of the Charterer or any failure of the Charterer to perform its obligations under this Charter, or (iii) the failure of the Owner to pay any taxes which the Owner is required by law to pay.
(b)
Charterer’s Indemnification of the Owner and the Head Owner. The Charterer hereby assumes liability for, and shall defend, indemnify and hold harmless the Indemnified Parties (for the purposes of this Section 18, “Indemnified Parties” means: the Owner, the Head Owner and any of their affiliates and any mortgagee of the Vessel, whose identity the Owner has notified the Charterer of, and each of their respective successors and assigns, and the directors, officers, employees, representatives, agents and servants of any of the foregoing, and each an “Indemnified Party”) from and against any and all Claims (as hereinafter defined) which may be imposed on, incurred by or asserted against any of the Indemnified Parties or the Vessel (whether or not also indemnified against pursuant to any other agreement or by any other person), regardless of when asserted (whether after or during the Charter Term) and in any way relating to or arising out of any of the following: the documentation, registry, possession, use, operation, lay-up, chartering, subchartering, condition, maintenance, repair, each Acceptability, inspection, compliance with Environmental Laws and return of the Vessel. Notwithstanding the foregoing, the Charterer shall not be obligated to indemnify any Indemnified Party in respect of any act or omission constituting gross negligence by such Indemnified Party, or its agents or representatives. The Charterer agrees to further indemnify, defend and hold harmless each Indemnified Party and the Vessel from and against all liens created and imposed on the Vessel other than those caused by Owner's or, as the case may be, the Head Owner’s own actions, and in the event of the seizure of the Vessel under legal process to enforce such lien or asserted lien, the Charterer shall secure the prompt release of the Vessel by payment of same or otherwise as may be appropriate. The Owner's right to Charter Hire as provided for in Section 5 of this Charter shall not be suspended during any time when the Vessel is under seizure by legal process as a result of such liens or asserted liens. As used herein, "Claims" shall mean any and all liabilities, obligations, losses, damages, penalties, claims, actions, suits, costs, expenses, fines, penalties and disbursements (including, without limitation, reasonable attorneys' fees, litigation expenses and investigatory fees and disbursements) of whatsoever kind and nature, including, without limitation, (i) claims or penalties arising from any violation of the laws or regulations of any authority or country or political subdivision thereof, (ii) claims as the result of latent, patent or other defects, whether or not discoverable by the Owner, the Head Owner or the Charterer, (iii) Environmental Claims, and (iv) tort claims of any kind, including, without limitation, claims for injury or damage caused by leakage, discharge or spillage of oil or cargo, refuse or any hazardous substance, but excluding Taxes (as such term is defined in Section 18 (c) below).

(c)
Charterer’s Withholding. Notwithstanding anything herein or in the Bareboat Charter to the contrary, the Charterer hereby covenants and agrees that it shall make all payments of Charter Hire and other amounts payable by the Charterer under this Charter to the Owner or any Indemnified Party or any Tax Indemnitee (for the purposes of this Section 18, “Tax Indemnitee” means any of: the Owner and each of its affiliates that is included with the Owner in a consolidated, combined, unitary or other group Tax return) free and clear from, and without deduction or withholding of or by reason of, any taxes (including income, gross receipts, sales or use taxes), money transfer fees or other charges or withholdings of any nature whatsoever except to the extent that deduction or withholding of any Tax (for the purposes of this Section 18, “Tax” means all taxes (including income taxes, gross receipts taxes, sales taxes, use taxes, value added taxes, ad valorem taxes and other taxes), fees, duties, charges, assessments, and withholdings of whatever nature, imposed, assessed, levied or asserted by any governmental authority or other taxing authority (and any and all penalties, fines, interest and other charges relating thereto)) is required by law, in which event the Charterer shall (i) notify the person entitled to receive the payment (the “Payee”) of such requirement, (ii) make such deduction or withholding, (iii) if such Tax is an Indemnified Tax (as defined in Section 18(g)), pay on an after-Tax basis pursuant to Section 18(f) such additional amount as is necessary so that the Payee receives, after such deduction or withholding (including any deduction or withholding with respect to such additional amount) an amount equal to the amount that the Payee would have received if such deduction or withholding had not been made, (iv) pay the full amount deducted or withheld to the appropriate taxing authority in accordance with applicable law, and (v) deliver to the Payee promptly after making such payment an original receipt (or certified copy thereof) or other evidence reasonably satisfactory to the Payee evidencing payment of the tax withheld to the appropriate taxing authority.
(d)
Survival. The obligations of the Owner and the Charterer under this Section 18 shall survive the expiration or earlier termination or cancellation of this Charter and are expressly made for the benefit of, and shall be enforceable by, the party to which the obligations are owed, and its successors and assigns.

(e)
No Limitation. Except as otherwise limited herein, it is the intent of the Parties that all indemnity obligations or liabilities assumed by the Parties under this Charter be without limit and without regard to the cause or causes thereof (including pre-existing conditions), the unseaworthiness of any vessel, strict liability or the negligence of any party or parties, whether such negligence be sole, joint or concurrent, active or passive.

(f)
Consequential Damages. Neither Party shall be liable to the other Party for any consequential or special damages, arising out of, resulting from or relating in any way to this Charter, irrespective of the negligence or fault of any party.

Each payment or indemnity payable by the Charterer to or for the benefit of an Indemnified Party or a Tax Indemnitee pursuant to this Section 18 shall be paid on an after-Tax basis, which means that the Charterer must pay, in addition to such payment or indemnity, such additional amount or amounts as will, in the reasonable good faith determination of such Indemnified Party or Tax Indemnitee, leave such Indemnified Party or Tax Indemnitee and its affiliates (if any) in the same economic position as they would be in if such payment or indemnity were not subject to taxation, taking into account any Tax costs resulting from the such Indemnified Party’s or Tax Indemnitee’s actual or constructive receipt or accrual of the Charterer’s payment or indemnity and any Tax saving realized by such Indemnified Party or Tax

Indemnitee and its affiliates (if any) as a result of the allowance of any Tax credit, deduction or other Tax benefit for the Tax, liability or expense incurred by such Indemnified Party or Tax Indemnitee that gave rise to the Charterer’s obligation to pay such payment or indemnity pursuant to this Section 18.
(g)
For the purposes of this Section 18, an “Indemnified Tax” means all Taxes, regardless of how or when such Taxes are imposed, incurred or asserted (whether imposed on, incurred by or asserted against the Vessel or the Owner or the Charterer or otherwise) arising out of, in connection with or otherwise relating to the Vessel or this Charter or any of the transactions contemplated in or done pursuant to this Charter (including the Owner’s chartering of the Vessel from the Head Owner, and chartering of the Vessel during the term of this Charter), provided that the Charterer shall have no obligation under this Section 18 to indemnify a Tax Indemnitee for the following Taxes (“Excluded Taxes”):

(i)   any Tax imposed on or calculated by reference to the overall net income, overall gross income, overall profits, overall gains, capital or net worth of such Tax Indemnitee, provided that the exclusion in this Section 18 (g) (i) shall not apply to any Tax to the extent such Tax would not have been payable in the absence of the documentation, registry, delivery, use, presence or other connection of the Vessel or any part thereof or with, or any act or omission or other connection of the Charterer or any affiliate, agent, representative or contractor of the Charterer or any other person (other than the Owner, unless an Event of Default is continuing) using or having possession, custody or control of the Vessel or any part thereof in or with, the jurisdiction imposing such Tax;
(ii)  any ad valorem Tax assessed on or with respect to the Vessel arising from the presence of the Vessel in the jurisdiction imposing the Tax after the Charterer has redelivered the Vessel to the Owner in accordance with the provisions of this Charter and has performed all of its obligations under the Charter, unless the Vessel is redelivered as a result of the occurrence of an Event of Default;
(iii) any Tax imposed on or with respect to any sale or other transfer by the Owner of any of the Owner’s interest in the Vessel or the Charter to any person other than the Charterer, provided that the exclusion in this Section 18 (g)(iii) shall not apply to any such sale or transfer that occurs (1) in connection with or as a result of an Event of Default, an Event of Loss, or any maintenance, repair, overhaul, pooling, interchange, exchange, removal, replacement, substitution, modification, improvement, or alteration of the Vessel or any part thereof or (2) at the Charterer’s request or (3) pursuant to a requirement in this Charter;
(iv) any Tax to the extent resulting from any act or event occurring after the Charterer has returned the Vessel and all Technical Documents to the Owner in compliance with the terms of this Charter and has performed all its obligations under this Charter (the “Return Compliance Time”), provided that the exclusion in this Section 18 (g) (iv) shall not apply to any Tax that (1) arises from any act, event or circumstance (or relates to any period of time)

occurring at or before the Return Compliance Time or (2) is imposed with respect to any payment by the Charterer pursuant to Charter or (3) is incurred in connection with the exercise of any rights or remedies of the Owner after the occurrence of an Event of Default;
(v) any Tax if and to the extent that such Tax would be payable by such Tax Indemnitee in the absence of the transactions contemplated in this Charter;
(vi) any Tax if and to the extent that such Tax is caused by, and would not be payable but for, (1) any gross negligence or willful misconduct of such Tax Indemnitee or (2) the inaccuracy or breach of any representation, warranty or covenant of the Owner in this Charter.
19.	Income Tax
The Charterer agrees to take no tax position inconsistent with the fact that the Owner is the owner of the Vessel for tax purposes.
20.	Law and Jurisdiction
(a)
Governing Law. This Charter is governed by and interpreted in accordance with the general maritime laws of the United States and, to the extent they are not applicable, the internal laws of the State of New York (without regard to New York’s conflict of laws provisions).

(b)
Venue. All judicial actions by any Party to enforce any provision of this Charter shall, if requested by the Owner, be brought in the United States District Court for the Southern District of New York or the state court of general jurisdiction sitting in the County of New York in the State of New York. Each Party consents to the jurisdiction of such courts and hereby irrevocably waives any objection, including any objection to the laying of venue or based on the grounds of forum non-conveniens, which it may now or hereafter have to the bringing of any such action or proceedings in such court.

(c)	JURY TRIAL WAIVER. EACH PARTY HEREBY WAIVES ANY RIGHT IT MAY HAVE TO TRIAL BY JURY TO EVERY ACTION, SUIT, PROCEEDING OR COUNTERCLAIM OF ANY KIND ARISING OUT OF OR RELATED TO THIS CHARTER.
(d)
Service of Process. Service of process may be made on the Charterer or the Guarantor by mailing or delivering a copy of such process to the Charterer c/o the Guarantor at the Guarantor’s address listed below (with a copy to the Charterer at its address identified in or in accordance with Section 16), or to any new address of the Guarantor of which the Owner has been notified by the Charterer. The Charterer hereby irrevocably authorises and directs the Guarantor to accept such service on its behalf at such address. As an alternative method of service, the Charterer also irrevocably consents to the service of any and all process, postage prepaid, in any such action or proceeding by mailing a copy of such process to the Guarantor with a copy to the Charterer at its address identified in or in accordance with Section 16.

Nothing herein shall affect the right to effect service of process in any other manner permitted by law.
Guarantor’s address:
Address:	Top Ships Inc. 1. Vass. Sofias, Marousi 15124 Greece

Attention:	Alexandros Tsirikos
Tel. No:	0030 210 8128180
E-Mail:	atsirikos@topships.org

Service of process may be made on the Owner by mailing or delivering a copy of such process to the Owner at the Owner’s address identified in or in accordance with Section 16.
21.	Salvage.
All salvage and towage performed by the Vessel shall be for the Charterer’s benefit and the cost of repairing damage occasioned thereby shall be borne by the Charterer.
22.	War.
(a)
For the purpose of this Charter, the words “War Risks” shall include any war (whether actual or threatened), act of war, civil war, hostilities, revolution, rebellion, civil commotion, warlike operations, the laying of mines (whether actual or reported), acts of piracy, acts of terrorists, acts of hostility or malicious damage, blockades (whether imposed against all vessels or imposed selectively against vessels of certain flags or ownership, or against certain cargoes or crews or otherwise howsoever), by any person, body, terrorist, pirate or political group, or the government of any state whatsoever, which may be dangerous or are likely to be or to become dangerous to the Vessel, her cargo, crew or other persons on board the Vessel.

(b)	The Charterer shall have the liberty:
(i)   to comply with all orders, directions, recommendations or advice as to departure, arrival routes, sailing in convoy, ports of call, stoppages, destinations, discharge of cargo, delivery, or in any other way whatsoever, which are given by the government of the Flag State, or any other government, body or group whatsoever acting with the power to compel compliance with their orders or directions;
(ii)  to comply with the orders, directions or recommendations of any war risks underwriters who have the authority to give the same under the terms of the war risks insurance;
(iii) to comply with the terms of any resolution of the Security Council of the United Nations, any directives of the European Union, the effective orders of any other supranational body which has the right to issue and given the same, and with national laws aimed at enforcing the same to which the Owner or the Charterer are subject, and to obey the orders and directions of those who are charged with their enforcement.
23.	Assignment of Insurances.
(a)
Collateral. In order to secure all obligations of the Charterer owing to the Owner under this Charter, the Charterer hereby assigns to the Head Owner with first priority and to the Owner with second priority, all of the Charterer’s right, title and interest in and to all policies and contracts of insurance, including, without limitation, all entries in any protection and indemnity or war risks association or club, which are from time to time taken out in respect of the Vessel, her hull, machinery, freight, disbursements, profits or otherwise, and all the benefits thereof, including, without limitation, all claims of whatsoever nature arising under such policies, as well as all amounts due from underwriters under any such insurance whether as payment of losses, or as return premiums, or otherwise (collectively, the “Insurances”), and any proceeds of any of the foregoing. No later than the Delivery Date the Charterer shall give each underwriter notice of the assignment of insurances contained herein in the form and terms attached as Exhibit B to this Charter (or in such other form and terms as the Owner may reasonably require) and procure that the loss payable clauses as attached to Exhibit B to this Charter (or loss payable clauses otherwise in a form and terms satisfactory to the Owner and the Head Owner) shall have been duly endorsed on the insurances.

(b)
No Obligation to Perform. The Charterer hereby agrees and covenants that, notwithstanding the provisions of this Section 23, neither the Owner nor the Head Owner shall have any of the Charterer’s obligations under any Insurances.

24.	Change of Ownership.
The Charterer acknowledges and agrees that the Head Owner may transfer its ownership of the Vessel to another entity during the term of this Charter.
Following the receipt by the Charterer of a notice from the Owner stating that the Head Owner intends to transfer the ownership of the Vessel to another entity (the “Transferee”) as of the date of the transfer set forth in such notice, (i) reference to ‘the Head Owner’ in Section 9 and Section 23 of this Charter shall be deemed to refer to the Transferee (ii) as of such date of transfer, the Charterer shall procure that the insurances over the Vessel are updated to reflect the Transferee’s ownership of the Vessel and (iii) as of such date of transfer, the Charterer shall provide updated notices of assignment of insurances and loss payable clauses to each underwriter substantially in the form attached at Exhibit B to this Charter (or otherwise in a form and terms satisfactory to the Owner and the Transferee) logically amended to show the Transferee as the ‘the Owner’.
25.
Waiver. No waiver by either Party of any breach by the other of any obligation, agreement or covenant hereunder shall be deemed to be a waiver of that or any subsequent breach of the same or any other covenant, agreement or obligation nor shall any forbearance by any Party to seek a remedy for any breach by the other Party may be deemed a waiver by such Party of its rights or remedies with respect to such breach, unless such waiver is in each case in writing duly executed by such Party.
26.
No Remedy Exclusive. Each and every right, power and remedy given to the Owner in this Charter shall be cumulative and in addition to every other right, power and remedy herein or therein given now or hereafter existing at law, in equity, in admiralty, by statute or otherwise. Each and every right, power and remedy whether given therein or otherwise existing may be exercised from time to time as often and in such order as may be determined by the Owner, and neither the failure or delay in exercising any power or right nor the exercise or partial exercise of any right, power or remedy shall be construed to be a waiver of or acquiescence in any default therein; nor shall the acceptance of any security or of any payment of or on account of any loan, promissory note, advance, obligation, expense, interest or fees maturing after an Event of Default or of any payment on account of any past default shall be construed to be a waiver of any right to take advantage of any future default or of any past default not completely cured thereby.

27.
Entire Agreement; Amendment. This Charter and its exhibits and schedules constitute the entire agreement between the Parties relating to the subject matter of this Charter and supersedes all prior agreements and undertakings of the Parties, whether oral or written, in connection herewith. No amendment of this Charter shall be valid unless made in writing and signed by each of the Parties and consented to by the Head Owner.

28.
Counterparts. This Charter may be executed in one or more counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument. It is the express intent of the Parties to be bound by the exchange of signatures on this Charter via Portable Document Format (PDF), which the Parties agree shall constitute an original writing for all legal purposes.

29.
Severability. The Owner and the Charterer agree that with respect to any specific provision of this Charter that is held by any court or other constituted legal authority to be void or otherwise unenforceable in any particular manner, the Parties consider and permit this Charter to be amended in such manner as may be required in order to cause said provision and all other terms of this Charter to remain binding and enforceable against the Owner and the Charterer.

30.	Captions. The captions in this Charter are for convenience and reference only and shall not define or limit any of the terms or provisions, or otherwise affect the construction, of this Charter.
31.	Binding Effect. Subject to Section 14, this Charter shall be binding upon, inure to the benefit of, and be enforceable by the Parties and their respective successors and assigns.
32.	Interpretation. References to “Sections” in this Charter are sections of this Charter. The words “include(s)” and “including” shall be construed as being followed by the words “without limitation”.

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IN WITNESS WHEREOF, the Parties have executed this Charter as of the date first written above.
OWNER

CARGILL INTERNATIONAL SA

By:
Name:
Title:

CHARTERER

PCH DREAMING INC.

By:
Name:
Title:

[Signature Page – Sub-Bareboat Charter “Hull No. 8242”]

EXHIBIT A
Basic Charter Hire

Basic Charter Hire (payable monthly in arrears)
Basic Charter Hire	US$8,600 per day

EXHIBIT A-1

Loss Value, Purchase Price and Profit Share Price Schedule

Original Vessel Cost: US$32,386,500

Payment Number	Payment Date / Relevant Purchase Price Date	Loss Value $	Loss Value as a % of Original Vessel Cost	Purchase Price $	Profit Share Price $
0					36,000,000
1					35,825,000
2					35,650,000
3					35,475,000
4					35,300,000
5					35,125,000
6					34,950,000
7					34,775,000
8					34,600,000
9					34,425,000
10					34,250,000
11					34,075,000
12					33,900,000
13					33,725,000
14					33,550,000
15					33,375,000
16					33,200,000
17					33,025,000
18					32,850,000
19					32,675,000
20					32,500,000
21					32,325,000
22					32,150,000
23					31,975,000
24					31,800,000
25					31,625,000
26					31,450,000
27					31,275,000
28					31,100,000
29					30,925,000
30					30,750,000
31					30,575,000
32					30,400,000
33					30,225,000
34					30,050,000
35					29,875,000

36	29,700,000
37	29,525,000
38	29,350,000
39	29,175,000
40	29,000,000
41	28,825,000
42	28,650,000
43	28,475,000
44	28,300,000
45	28,125,000
46	27,950,000
47	27,775,000
48	27,600,000
49	27,425,000
50	27,250,000
51	27,075,000
52	26,900,000
53	26,725,000
54	26,550,000
55	26,375,000
56	26,200,000
57	26,025,000
58	25,850,000
59	25,675,000
60	25,500,000

Stipulated loss values are due in addition to any advance or arrears rent due on the same date.

EXHIBIT B
NOTICE OF ASSIGNMENT OF INSURANCE
TO:
PLEASE TAKE NOTICE:
(1) That by an assignment of Insurances contained in a Sub-Bareboat Charter Agreement dated as of [●] 2019 made by PCH DREAMING INC. (the “Sub-Charterer”) to CARGILL INTERNATIONAL SA, (together with its successors and assigns, “Head Charterer”), the Sub-Charterer has collaterally assigned to the registered owner of the Vessel (as defined below), CFT INVESTMENTS 1 LLC and its successors and assigns (the “Owner”) as first priority and to the Head Charterer as second priority all of the Sub-Charterer’s rights, title and interests in, to and under all policies and contracts of insurance, including the Sub-Charterer’s rights under all entries in any protection and indemnity or war risk association or club, which are from time to time taken out by the Sub-Charterer in respect of M/T “ECO MARINA DEL REY” (Hull No. 8242) with IMO 9798349 (the “Vessel”), her hull, machinery, freight, disbursements, profits or otherwise, and all the benefits thereof, including, without limitation, all claims of whatsoever nature arising under such policies, as well as all amounts due from underwriters under any such insurance whether as payment of losses, or as return premiums, or otherwise (collectively, the “Insurances”).
(2) That you are hereby irrevocably authorized and instructed to pay from the date hereof all payments under:
(a) all Insurances, except entries in protection and indemnity associations or clubs or insurances effected in lieu of such entries, relating to the Vessel in accordance with the loss payable clause in Attachment 1 to this Notice; and
(b) all entries in protection and indemnity associations or clubs or insurances effected in lieu of such entries relating to the Vessel in accordance with the loss payable clause in Attachment 2 to this Notice.
(3) That you are hereby instructed to endorse the assignment, notice of which is given to you herein, on all policies or entries relating to the Vessel.

PCH DREAMING INC.	CARGILL INTERNATIONAL SA

By:	By:
Name:	Name:
Title:	Title:

Dated as of the ____ day of [●] 2019.

ATTACHMENT 1

LOSS PAYABLE AND NOTICE OF CANCELLATION CLAUSE

(A)	Until CFT INVESTMENTS 1 LLC (together with its successors and assigns, the “Owner”) shall have notified underwriters to the contrary,
(1)
Except as provided in subsection (2) of this Clause (A), any claim under the insurance policy in respect of the M/T “ECO MARINA DEL REY” (Hull No. 8242) with IMO No. 9798349 (the “Vessel”) (other than in respect of a total loss), up to and including the amount of United States Dollars Five Hundred Thousand (US$500,000) shall be paid:

i.	directly for the repair, salvage or other charges involved; or
ii.
if Cargill International SA (the “Charterer”) shall have first fully repaired the damage or paid all of the salvage or other charges, to the Charterer as reimbursement therefor as its interests may appear; or

iii.
if PCH Dreaming Inc. (the “Sub-Charterer”) shall have first fully repaired the damage or paid all of the salvage or other charges, to the Sub-Charterer as reimbursement therefor as its interests may appear, save that, without prejudice to subsection (2) of this Clause (A), if the Charterer and/or the Owner has provided the insurers with notice of an Event of Default by the Sub-Charterer under the sub-bareboat charter agreement (between the Charterer and the Sub- Charterer) with respect to the Vessel, no payment shall be made to the Sub-Charterer under subsection (1)(iii) of this Clause (A), but instead shall be paid in accordance with subsection (1)(i) of this Clause (A) or subsection (1)(ii) of this Clause (A) only.
(2)
Any claim in respect of a total loss, and any claim of any nature (whether on account of the loss of or damage to the Vessel, on account of return premiums, or otherwise) in excess of United States Dollars Five Hundred Thousand (US$500,000) or during the continuance of an Event of Default:

i.
by the Charterer under the bareboat charter agreement (between the Owner and the Charterer) with respect to the Vessel (notice of which Event of Default shall be provided by the Owner to the insurers); and/or

ii.
by the Sub-Charterer under the sub-bareboat charter agreement (between the Charterer and the Sub- Charterer) with respect to the Vessel (notice of which Event of Default shall be provided by the Owner and/or the Charterer to the insurers), shall be paid directly to the Owner or otherwise as the Owner may consent.
(B)	The underwriters agree to advise the Owner and the Charterer:
(1)	If any insurer cancels or gives notice of cancellation of any insurance (other than war risks) or entry at least fourteen (14) days before such cancellation is to take effect, unless the insurer cancels such insurance because of nonpayment of premium, in which case the insurer shall give Owner and the Charterer at least ten (10) days’ notice before such cancellation is to take effect; and
(2)	Of any material change in the terms and conditions of the aforesaid insurance policies or non-renewal at least fourteen (14) days before such change or non-renewal is to take effect.
The foregoing shall not apply to war risk insurance.

ATTACHMENT 2
FORM OF LOSS PAYABLE ENDORSEMENT
PROTECTION & INDEMNITY
--------------
M/T “ECO MARINA DEL REY” (Hull No. 8242) IMO No. 9798349
Payment of any recovery to which PCH Dreaming Inc. (the “Sub-Bareboat Charterer”), is entitled to make out of the funds of the Association in respect of any liability, costs or expenses incurred by the Sub-Bareboat Charterer, shall be made to the Sub-Bareboat Charterer or to its order, unless and until the Association receives:
i) subject always to paragraph ii), below, notice from CFT Investments 1 LLC (the “Owner”) and/or Cargill International SA (“Bareboat Charterer”) that the Sub-Bareboat Charterer is in default under the Sub-Bareboat Charter Agreement dated [●] 2019 between the Bareboat Charterer and the Sub-Bareboat Charterer respecting the Vessel, in which event all recoveries shall thereafter be paid to the Bareboat Charterer or to its order; provided that no liability whatsoever shall attach to the Association, its Managers or their agents for failure to comply with the latter obligation until and after the expiry of two (2) clear business days from the receipt of such notice;
ii) notice from the Owner that the Bareboat Charterer is in default under the Bareboat Charter Agreement dated [●] 2019 between the Owner and the Bareboat Charterer respecting the Vessel, in which event all recoveries shall thereafter be paid to the Owner or to its order; provided that no liability whatsoever shall attach to the Association, its Managers or their agents for failure to comply with the latter obligation until and after the expiry of two (2) clear business days from the receipt of such notice.
The Association undertakes:
(a) to inform the Owner and the Bareboat Charterer if the Association gives the Sub-Bareboat Charterer of the above ship notice that his insurance in the Association in respect of such ship is to cease at the end of the then current Policy Year; and
(b) to give the Owner and the Bareboat Charterer fourteen (14) days’ notice of the Association’s intention to cancel the insurance of the Sub-Bareboat Charterer by reason of this failure to pay, when due and demanded any sum due from Sub-Bareboat Charterer to the Association.
All notices to the Owner shall be made to the following address:
CFT Investments 1 LLC
c/o SMBC Leasing and Finance, Inc.
277 Park Avenue
New York, New York 10172
Attn: Carl Marcantonio

Tel: (212) 224-5278
Email:
cmarcantonio@smbc-lf.com
Amickens@smbc-lf.com
Morgan_Feuerhake@smbcgroup.com
smbclfleaseaccountinggroup@smbclf.com

All notices to the Bareboat Charterer shall be made to the following address:

Cargill International SA
14 chemin de Normandie
1206 Geneva, Switzerland
Tel: +41-22-703-2111

Email: George_wells@cargill.com
   Ann_shazell@cargill.com
   Bernd_Bachmann@cargill.com
   Keith_Dawe@cargill.com

EXHIBIT C

Agreed form of Time Charter

C-1

Annex 2 - Specifications

8

REF. NO. : TK-17207-F-R1
ISSUED DATE : October 31, 2017

TECHNICAL SPECIFICATIONS FOR 50,000 DWT CLASS PRODUCT/CHEMICAL TANKER (Hull No. 8218)

FOR AND ON BEHALF OF
THE BUYER

K. Tatis

FOR AND ON BEHALF OF
THE BUILDER

S.H. JEON
Senior Vice President

CAUTION

THIS DRAWING OR DOCUMENT IS THE PROPERTY OF HYUNDAI MIPO DOCKYARD CO., LTD. AND IT MUST NOT BE PARTIALLY OR WHOLLY COPIED OR USED FOR ANY OTHER PURPOSE WITHOUT PRIOR WRITTEN PERMISSION OF HYUNDAI MIPO DOCKYARD(H.M.D)

HYUNDAI
MIPO DOCKYARD CO.,LTD.

TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT/CHEMICAL TANKER

SECTION PAGE

SECTION		PAGE
0.	**GENERAL**	
0.1	General Provision	0-1
0.2	General Description of vessel	0-3
0.3	Main Dimension	0-4
0.4	Deadweight and Capacity	0-5
0.4.1	Deadweight	0-5
0.4.2	Capacity	0-6
0.5	Main Engine, Speed, Fuel Oil Consumption and Endurance	0-7
0.5.1	Main Engine	0-7
0.5.2	Speed	0-7
0.5.3	Fuel Oil Consumption	0-7
0.5.4	Duration of Cruise	0-7
0.5.5	Cruising Range	0-7
0.6	Classification, Rules and Regulations, Guidelines and Recommendations	0-8
0.6.1	Classification	0-8
0.6.2	Rules and Regulations	0-8
0.6.3	Guidelines and Recommendations	0-10
0.7	Certificate	0-13
0.8	Trim and Stability	0-15
0.9	Vibration and Noise Levels	0-17
0.9.1	Vibration	0-17
0.9.2	Noise Levels	0-18
0.10	Material and Workmanship	0-20
0.10.1	Material	0-20
0.10.2	Workmanship	0-20
0.11	Inspection, Test and Trial	0-21
0.11.1	Model Test	0-22
0.11.2	Inclining Experiment and Deadweight Measurement	0-22
0.11.3	Shop Tests	0-23
0.11.4	Dock Side Trial	0-23
0.11.5	Official Sea Trial	0-25
0.11.6	Onboard Test	0-28
0.12	Plans for Approval	0-29

HMD

TK-17207-F-R1 HYUNDAI MIPO DOCKYARD

TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT/CHEMICAL TANKER

SECTION		PAGE
0.13	Final Plan and Instruction Book	0-30
0.13.1	Final Plan	0-30
0.13.2	Instruction Book	0-30
0.13.3	Dry docking	0-31
0.14	Spare Parts, Tools and Accessories	0-31
0.15	Buyer's Supply	0-32
0.15.1	Items to be installed	0-32
0.15.2	Items to be stowed	0-32
0.15.3	Additional items	0-33
0.16	Exhibition Model	0-33
0.17	ISPS Code	0-33
0.18	CITADEL	0-34

HMD

TK-17207-F-R1 HYUNDAI MIPO DOCKYARD

TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT/CHEMICAL TANKER

SECTION PAGE

1 **HULL**

1.1 General 1-1
1.1.1 Material and Scantling 1-1
1.1.2 Workmanship 1-4
1.1.3 Construction General 1-6
1.1.4 Shell and Appendage 1-7

1.2 Aft Body Construction 1-10
1.2.1 Stern Frame 1-10
1.2.2 Aft Peak Bulkhead and Aft Peak Tank 1-10
1.2.3 Rudder and Its Assembly 1-11

1.3 Engine Room Area 1-12
1.3.1 Double Bottom 1-12
1.3.2 Decks, Side Shell and Engine Casing 1-12
1.3.3 Tank 1-13
1.3.4 Funnel 1-13

1.4 Cargo Area 1-14
1.4.1 General 1-14
1.4.2 Bottom and Side Construction 1-14
1.4.3 Bulkhead Construction 1-15
1.4.4 Upper Deck Construction 1-16
1.4.5 Deck Store 1-16

1.5 Fore Body 1-17
1.5.1 Structural General 1-17
1.5.2 Forecastle 1-17
1.5.3 Fore Peak Tank 1-17
1.5.4 Chain Lockers 1-18
1.5.5 Hawse Pipes 1-19

1.6 Deckhouse 1-20

2 **MATERIAL PROTECTION**

2.1 Painting 2-1
2.1.1 General 2-1
2.1.2 Treatment of Steel Surface 2-3
2.1.3 Application of Painting 2-6
2.1.4 Painting Schedule 2-9
2.1.5 Cathodic protection 2-15
2.1.6 Galvanized Pipes and Galvanized Outfitting 2-16

TK-17207-F-R1 HYUNDAI MIPO DOCKYARD

TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT/CHEMICAL TANKER

SECTION		PAGE
3.	**HULL OUTFITTING**	
3.1	Manoeuvring System	3-1
3.1.1	Steering Gear	3-1
3.2	Anchoring and Mooring Equipment	3-3
3.2.1	Deck Machinery	3-3
3.2.2	Anchor and Anchor Chain	3-6
3.2.3	Mooring Rope and Fitting	3-8
3.3	Deck Outfitting	3-12
3.3.1	Ship's Service Handling Gear	3-12
3.3.2	Accommodation Ladder	3-15
3.3.3	Access Hatch, Manhole and Door	3-17
3.3.4	Ladder, Platform and Step	3-22
3.3.5	Rail and Stanchion	3-25
3.3.6	Mast and Post	3-27
3.4	Ventilation System	3-29
3.4.1	General	3-29
3.5	Life Saving Equipment	3-32
3.5.1	Lifeboat and Davit	3-32
3.5.2	Life Raft, Buoy and Jacket	3-33
3.6	Miscellaneous	3-37
3.6.1	Marking	3-37
3.6.2	Ancillary Outfitting	3-38
3.6.3	Deck Inventory	3-40

HMD

TK-17207-F-R1 HYUNDAI MIPO DOCKYARD

TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT/CHEMICAL TANKER

SECTION		PAGE
4	**ACCOMMODATION**	

4.1	General	4-1
4.1.1	Layout	4-1
4.1.2	Clear Height	4-2
4.1.3	Grade and Allocation	4-2
4.2	Insulation	4-3
4.2.1	Insulation Material	4-3
4.2.2	Heat Insulation	4-4
4.2.3	Sound Insulation	4-4
4.2.4	Fire Insulation	4-4
4.2.5	Thermal insulation of pipe	4-5
4.2.6	Sweat Protection	4-5
4.3	Partition, Ceiling, Lining, Door, Window, Etc	4-6
4.3.1	General	4-6
4.3.2	Partition, Lining and Ceiling	4-6
4.3.3	Door and Fittings	4-8
4.3.4	Window and Side Scuttle	4-11
4.4	Deck Covering	4-13
4.4.1	Deck Covering	4-13
4.4.2	Floor Covering for Wet Space	4-13
4.5	Stairway and Storm Rail	4-14
4.5.1	Interior Stairway	4-14
4.5.2	Storm Rail	4-14
4.6	Furniture and Fittings of Living, Public, Office, Navigation and Control Space	4-15
4.6.1	General	4-17
4.6.2	Furniture Application for Living Space	4-17
4.6.3	Furniture Application for Public Space	4-20
4.6.4	Furniture Application for Navigation and Radio Space	4-21
4.6.5	Furniture Application for Control Space	4-22
4.6.6	Curtain	4-23
4.7	Furnishings and Fittings of Sanitary Space	4-24
4.7.1	General	4-24
4.7.2	Furnishings of Toilet and Changing Room	4-25
4.7.3	Furnishings of Laundry	4-26
4.8	Furnishings of Catering, Provisions and Sundry Space	4-27
4.8.1	Catering Space	4-27
4.8.2	Dry Provision Store	4-28
4.8.3	Sundry Space	4-28

TK-17207-F-R1 HYUNDAI MIPO DOCKYARD

TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT/CHEMICAL TANKER

SECTION		PAGE
4.9	Refrigerated Provisions Chamber	4-29
4.9.1	Refrigerating System	4-29
4.9.2	Piping System	4-30
4.9.3	Insulation	4-31
4.10	Ventilation and Air Conditioning System	4-32
4.10.1	General	4-32
4.10.2	Air Conditioning Plant	4-35
4.10.3	Mechanical Ventilation	4-37
4.10.4	Natural Ventilation	4-38
4.11	Accommodation Layout	4-39

HMD

TK-17207-F-R1 HYUNDAI MIPO DOCKYARD

TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT/CHEMICAL TANKER

SECTION		PAGE
5	**HULL PIPING**	
5.1	General	5-1
5.2	Piping Materials and Work	5-1
5.2.1	Pipe	5-1
5.2.2	Valves	5-2
5.2.3	Pipe Jointings	5-4
5.2.4	Bulkhead and Deck Penetrations	5-6
5.2.5	Branches, Bends and Other Fittings	5-6
5.2.6	Suction Bell mouth	5-7
5.2.6.1	Reach rod	5-7
5.2.7	Gasket and Packing	5-7
5.2.8	Pipe Supports	5-8
5.2.9	Pipe Protection	5-9
5.2.10	Surface Treatment and Cleaning	5-9
5.2.11	Inspection and test	5-11
5.3	Material Specification for Piping	5-12
5.3.1	Abbreviation in the Table	5-12
5.3.2	Pipe Thickness Table	5-13
5.4	Application of Pipes and Valves	5-17
5.5	Thermal Insulation Pipe	5-21
5.5.1	Thermal Insulation	5-21
5.5.2	Sweat protection	5-21
5.6	Water Ballast System	5-22
5.6.1	Water Ballast Pump	5-22
5.6.2	Ballast Line	5-23
5.6.3	Ballast Water Treatment System(BWTS)	5-24
	Piping Diagram of Ballast System	5-25
5.7	Bilge System	5-26
5.8	Fuel Oil and Lubricating Oil System	5-27
5.8.1	Fuel Oil Filling System	5-27
5.8.2	Lubricating Oil Filling	5-28
5.8.3	Fuel Oil Tank Heating System	5-28
5.9	Compressed Air System	5-29
5.10	Steam System	5-29
5.11	Air Escape and Sounding Pipes	5-30
5.11.1	Air Escape Pipe	5-30
5.11.2	Sounding Pipe	5-31

TK-17207-F-R1 HYUNDAI MIPO DOCKYARD

TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT/CHEMICAL TANKER

SECTION		PAGE
5.11.3	Tank Level and Draft Gauge	5-32
5.12	Ballast/Cargo Valve Control and Power Unit	5-32
5.13	Fire Extinguishing System	5-34
5.13.1	Fire Fighting Equipment	5-34
5.13.2	Fire and Wash Deck System	5-34
5.13.3	Fire Hose and Hydrants	5-35
5.13.4	Emergency Fire Pump	5-36
5.13.5	CO_2 Fire Extinguishing System	5-36
5.13.6	Fixed Local Fire Extinguishing System	5-37
5.13.7	Deck Foam Fire Extinguishing System	5-37
5.13.8	Personnel Protection Equipment	5-38
5.13.9	Fire Control Station	5-39
5.13.10	Miscellaneous Fire Fighting Outfits	5-40
5.14	Domestic Water Service System	5-40
5.14.1	Fresh Water Filling System	5-40
5.15	Drain and Sanitary Discharging System	5-40
5.15.1	Weather Deck Scupper	5-40
5.15.2	Gutter way	5-40
5.15.3	Oil Coaming	5-41
5.15.4	Indoor Scupper	5-41
5.15.5	Waste Water and Soil Discharge System	5-41
5.15.6	Color Scheme of Equipment	5-42

TK-17207-F-R1 HYUNDAI MIPO DOCKYARD

TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT/CHEMICAL TANKER

SECTION		PAGE
6.	**CARGO EQUIPMENT AND SYSTEM**	
6.1	Cargo Loading and Unloading System	6-1
6.1.1	Cargo Pumps	6-1
6.1.2	Cargo Line	6-3
	Piping Diagram of Cargo Oil System	6-7
6.2	Application of Pipes and Valves	6-8
6.3	Hydraulic Power Pack, Pipe Line and Control System	6-10
6.3.1	Hydraulic Power Pack	6-10
6.3.2	Hydraulic Pipe Line	6-11
6.3.3	Control System	6-11
6.4	Cargo Heating System	6-12
6.5	Cargo Tank Venting/VECS and Inert Gas System	6-13
6.5.1	Cargo Tank Venting	6-13
6.5.2	Vapour Emission Control System	6-14
6.5.3	Inert Gas System	6-14
6.5.4	Ventilation/Gas Measurement for Ballast Tanks	6-16
6.6	Cargo Tank Cleaning System	6-17
6.6.1	Sea Water Cleaning System	6-17
6.6.2	Tank Cleaning System	6-18
6.7	Oil Discharge Monitor	6-19
6.8	Ullage, Interface and Temperature Gauge	6-20
6.9	Control, Supervision and Instrumentation	6-20
6.9.1	Control for Cargo/Ballast and Tank Cleaning Pump	6-20
6.9.2	Cargo/Ballast Control and Monitoring	6-22
6.10	Cargo Tank Monitoring	6-22
6.10.1	Inert gas system (Control and instrumentation)	6-23
6.11	Tests and Trials for Cargo System	6-25
6.11.1	General	6-25
6.11.2	Shop Test	6-25
6.11.3	Inspection and Test of Pipe Lines	6-25
6.11.4	On Board Test	6-25

TK-17207-F-R1 HYUNDAI MIPO DOCKYARD

TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT/CHEMICAL TANKER

SECTION		PAGE
7	**MACHINERY**	
7.1	General	7-1
7.2	Machinery Particulars	7-4
7.2.1	Main Engine	7-4
7.2.2	Shafting	7-5
7.2.3	Propeller	7-5
7.2.4	Steam Generating Plant	7-6
7.2.5	Prime Mover for Electric Generator	7-7
7.2.6	Pump	7-8
7.2.7	Fuel Oil Supply Unit	7-9
7.2.8	Air Compressor and Reservoir	7-10
7.2.9	Oil Purifier	7-10
7.2.10	Heat Exchanger	7-11
7.2.11	Fresh Water Service System	7-12
7.2.12	Workshop Equipment	7-12
7.2.13	Ventilation Fan	7-13
7.2.14	Miscellaneous	7-13
7.2.15	Filter and Strainer	7-14
7.2.16	Tank	7-15
7.3	Test and Inspection	7-17
7.3.1	Shop Test and Inspection	7-17
7.3.2	Open Inspection at Shop	7-19
7.3.3	On Board Test	7-19
7.3.4	Inspection	7-20
7.4	Main Engine	7-21
7.4.1	General	7-21
7.4.2	Fuel Oil and Lubricating Oil	7-21
7.4.3	Accessories and Fittings	7-22
7.5	Shafting and Propeller	7-23
7.5.1	General	7-23
7.5.2	Intermediate Shaft	7-23
7.5.3	Propeller Shaft	7-24
7.5.4	Intermediate Shaft Bearing	7-24
7.5.5	Stern Tube and Bush	7-24
7.5.6	Coupling Bolt and Nut	7-25
7.5.7	Stern Tube Seal	7-25
7.5.8	Propeller	7-26
7.6	Steam Plant	7-27
7.6.1	General	7-27
7.6.2	Auxiliary Boiler and Composite boiler	7-27

TK-17207-F-R1 HYUNDAI MIPO DOCKYARD

TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT/CHEMICAL TANKER

SECTION PAGE

SECTION		PAGE
7.7	Electric Power Plant	7-28
7.7.1	Aux. Diesel Generator Engine	7-28
7.7.2	Emergency Diesel Generator Engine	7-28
7.8	Auxiliary Machinery	7-29
7.8.1	Air Compressor	7-29
7.8.2	Air Reservoir	7-30
7.8.3	Motor Driven Centrifugal Pump	7-31
7.8.4	Positive Displacement Pump	7-32
7.8.5	Other Pumps	7-32
7.8.6	Oil Purifier	7-33
7.8.7	Engine Room Ventilation Fan	7-33
7.8.8	Heat Exchanger	7-34
7.8.9	Fresh Water Generator	7-36
7.8.10	Incinerator	7-36
7.8.11	F.W supply unit	7-37
7.8.12	Marine Growth Preventing System	7-38
7.8.13	Sewage Treatment Plant	7-38
7.8.14	Oily Bilge Separator	7-38
7.9	Miscellaneous	7-39
7.9.1	Floors, Gratings and Ladders	7-39
7.9.2	Sea Chests	7-40
7.9.3	Sea Overboard	7-40
7.9.4	Uptakes and Funnel	7-40
7.9.5	Ventilation	7-42
7.9.6	Workshop	7-42
7.9.7	Welding Area	7-43
7.9.8	Store Room	7-43
7.9.9	Purifier Room	7-43
7.9.10	Tanks	7-44
7.9.11	Lifting Gear	7-44
7.9.12	Colour Scheme of Equipment	7-46
7.10	Insulation	7-46
7.11	Spare Parts, Accessories and Tools	7-49
7.11.1	Spare Parts and Accessories	7-49
7.11.2	Tools	7-49
7.11.3	Engineer's General Tools and Equipments	7-50
7.12	Pipe and Fittings	7-60
7.12.1	General	7-60
7.12.2	Piping Materials and Application	7-61

HMD

TK-17207-F-R1 HYUNDAI MIPO DOCKYARD

TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT/CHEMICAL TANKER

SECTION		PAGE
7.13	Piping System	7-66
7.13.1	Central Cooling System	7-68
7.13.2	Uni-Fuel Oil System	7-69
7.13.3	Main Engine L.O. Service System	7-70
7.13.4	Stern Tube L.O. System	7-71
7.13.5	Steam, Drain & Feed water System	7-72
7.13.6	Auxiliary F.O. Service System	7-73
7.13.7	F.O. filling and Transfer System	7-74
7.13.8	F.O. Purifying System	7-75
7.13.9	F.O. Drain System	7-76
7.13.10	L.O. Filling and Transfer System	7-77
7.13.11	L.O. Purifying System	7-78
7.13.12	L.O. Drain System	7-79
7.13.13	Bilge and Fire System	7-80
7.13.14	Compressed Air System	7-81
7.13.15	F.W. Service System	7-82

HMD

TK-17207-F-R1 HYUNDAI MIPO DOCKYARD

TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT/CHEMICAL TANKER

SECTION		PAGE
8	**AUTOMATION AND CONTROL SYSTEM**	

8.1	General	8-1
8.1.1	Instrument	8-2
8.1.2	Control Valve	8-2
8.2	Control Station Layout	8-3
8.2.1	Engine Control Room	8-3
8.2.2	Wheelhouse	8-3
8.3	Schedule of Automation and Remote Control	8-4
8.3.1	Main Engine Control	8-4
8.3.2	Steam Generating Plant	8-7
8.3.3	Electric Generating Plant	8-8
8.3.4	Auxiliary System in Engine Room	8-10
8.4	Instrumentation	8-13
8.4.1	Engine Telegraph	8-13
8.4.2	Propeller Shaft Revolution Indicator	8-14
8.4.3	Rudder Angle Indicator	8-14
8.4.4	E/R Oil Mist Detection System	8-14
8.5	Fire Detection System	8-15
8.6	Control Station	8-16
8.6.1	Engine Room Control Console	8-16
8.7	Control and Supervising Panel in Navigation Space	8-17
8.7.1	Navigation and Manoeuvring Workstation	8-17
8.7.2	Measuring Instrument Panel	8-18
8.7.3	Wheelhouse Group Panel	8-18
8.7.4	Chart Table	8-18
8.7.5	Radio Equipment	8-18
8.8	Alarm and Monitoring System for Machinery Space	8-19
8.8.1	Alarm and Monitoring System	8-19
8.8.2	Remote Indication and Alarm	8-22

HMD

TK-17207-F-R1 HYUNDAI MIPO DOCKYARD

TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT/CHEMICAL TANKER

SECTION PAGE

9 ELECTRICAL EQUIPMENT AND SYSTEM

9.1	General	9-1
9.1.1	Operating Condition	9-2
9.1.2	Inspection and Test	9-3
9.1.3	Application of Electric Equipment	9-5
9.1.4	Color Scheme and Painting	9-6
9.1.5	Name Plate	9-6
9.2	Electric Power Supply Equipment	9-7
9.2.1	Main Generator	9-7
9.2.2	Emergency Generator	9-9
9.2.3	Transformer	9-10
9.2.4	Shore Connection Box	9-10
9.2.5	Storage Battery	9-11
9.3	Distribution and Equipment	9-12
9.3.1	General	9-12
9.3.2	Main Switchboard	9-13
9.3.3	Emergency Switchboard	9-17
9.3.4	D.C. 24V Switchboard	9-18
9.3.5	Distribution Board, Connection Box and Branch Box	9-19
9.3.6	Socket Outlet	9-20
9.3.7	Lighting Switch	9-21
9.4	Electric Motor and Control Gear	9-22
9.4.1	General	9-22
9.4.2	Motor	9-22
9.4.3	Control Gear	9-23
9.4.4	Special Control Provision	9-24
9.5	Lighting	9-25
9.5.1	General	9-25
9.5.2	Lighting Fixture	9-25
9.5.3	Lighting Control	9-26
9.5.4	General Light	9-27
9.5.5	Transient Emergency Light	9-29
9.5.6	Flood Light	9-30
9.5.7	Portable Light	9-30
9.5.8	Navigation Light and Signal Light	9-30
9.6	Interior Communication and Alarm Equipment	9-32
9.6.1	Interior Communication System	9-32
9.6.2	Public Address, Talk Back/Entertainment System	9-33
9.6.3	Calling Alarm System	9-35
9.6.4	Ship's Alarm System	9-35

TK-17207-F-R1 HYUNDAI MIPO DOCKYARD

TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT/CHEMICAL TANKER

SECTION		PAGE
9.7	Navigation Equipment	9-39
9.7.1	Navigation Aids	9-39
9.7.2	Searching Equipment	9-41
9.7.3	Navigator	9-43
9.8	Wireless Equipment	9-46
9.8.1	Satellite Communication Equipment	9-46
9.8.2	MF/HF Radio Equipment	9-46
9.8.3	VHF Radio Equipment	9-46
9.8.4	Portable VHF Transceiver	9-47
9.8.5	Portable UHF Transceiver	9-47
9.8.6	Satellite EPIRB	9-47
9.8.7	Navtex Receiver	9-47
9.8.8	Radar transponder (SART)	9-47
9.8.9	Ship Security Alert System (SSAS)	9-48
9.8.10	Long Range Identification and Tracking System (LRIT)	9-48
9.8.11	Iridium Telephone System for Citadel	9-48
9.9	Cable and Cable Installation	9-49
9.9.1	Electric Cable	9-49
9.9.2	Cable Installation	9-50
9.10	Tools	9-51
9.10.1	Electric Welder	9-51

HMD

TK-17207-F-R1 HYUNDAI MIPO DOCKYARD

TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT/CHEMICAL TANKER

0- GENERAL

0.1 GENERAL PROVISION

It is the intent of this Specification and accompanying Plan(s) to describe and set forth the details of technical matters such as performance, capacity, construction, equipment and material, etc. required for building a vessel suitable for carrying the following cargoes except those not compatible with the design and provision within the scope of this Specification and/or General Arrangement Plan(s) attached hereto.

- Petroleum products
- Chemical cargoes compatible with ship type 2 & ship type 3
- ***Crude oil***
- ***Caustic soda (Sodium Hydroxide Solution) (S.G.=1.55)***
- ***Toxic products***

<Note>
Toxic products not to be loaded in slop tanks according to IBC Code 15.12.

Cargo tanks that are used for carrying aviation grade kerosene MUST be free of copper, zinc, cadmium and their alloys.

The vessel to be designed, constructed, equipped, tested and delivered to the Buyer by the Builder in accordance with the Contract, this Specification and Plan(s) for worldwide service as approved by the Classification Society within the allowable scope and design of this Specification.

The Builder to furnish the vessel mandatory items required by the Rules and Regulations as specified in section 0.6, CLASSIFICATION, RULES AND REGULATIONS, GUIDELINES AND RECOMMENDATIONS, except those items specifically stated herein as to be supplied by the Buyer.

The details which are not mentioned in this Specification but which are essential for a vessel of this class to be furnished in accordance with the current Builder's practice.

Any requirement of the Buyer which is in excess of the requirements of the Rules and Regulations as specified in section 0.6, CLASSIFICATION, RULES AND REGULATIONS, GUIDELINES AND RECOMMENDATIONS, or the contents of this Specification to be subject to the adjustment of the contract price, deadweight, delivery date and/or any other items, if any, as the case may be.

If any item(s) is mentioned twice or more in this Specification, it is to be understood that this item(s) will be supplied and/or equipped only once.

If any inconsistency is found between the Contract and this Specification, and/or this Specification and Plan(s), the former is to prevail and govern unless otherwise specifically agreed.

TK-17207-F-R1 HYUNDAI MIPO DOCKYARD 0-1

TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT/CHEMICAL TANKER

In the event of conflict or inconsistency between the parts in this Specification, the HULL section to prevail in respect of hull items, the MACHINERY section in respect of machinery items and the ELECTRICAL section in respect of electrical items, the CARGO EQUIPMENT AND SYSTEM section in respect of cargo plant items.

Any amendment or change in the Rules and Regulations as specified in section 0.6, CLASSIFICATION, RULES AND REGULATIONS, GUIDELINES AND RECOMMENDATIONS, coming into effect after signing the Contract, is to be incorporated subject to adjustment of the contract price, deadweight, delivery date or any other items, if any, as the case may be.

Any amendment or change in this Specification and/or Plan(s) to be treated as above.

If the Buyer desires to apply the said amendment and/or change to the vessel, the Builder will submit a written document, their effect on the contract price, deadweight, delivery date or any other items, if any, as the case may be.

Amendment and change to come into effect after agreement has been reached between the Buyer and the Builder and a written consent has been signed by both parties.

Amendment and change to be recorded in a memorandum or a written document signed by the Buyer and the Builder will be supplements to this Specification.

Metric system to be adopted for design and construction of hull, machinery and equipment unless otherwise specifically stated in this Specification.

Plans, booklets, name plates, caution / identification plates and documents required for implementation of this Specification to be in English.

If any other language than English is required by any reason whatsoever, the text of translation to be provided by the Buyer and the cost incurred therefrom to be borne by the Buyer.

The vessel to be built as per the Classification Society and Flag Administration rules and regulations, the Japanese Industrial Standards (JIS), Korean Industrial Standards and Makers standards unless otherwise described in the Specification.

The vessel to be built according to "Hyundai Mipo Dockyard Quality Standard".

The Plan(s) listed below to form an integral part of this Specification.
The Plan(s) attached :

- General Arrangement
  Drawing No. : 1A000B101-***C1***
  Issued date : ***Oct. 31***, 2017
  Maker List

TK-17207-F-R1 HYUNDAI MIPO DOCKYARD 0-2

TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT/CHEMICAL TANKER

0.2 GENERAL DESCRIPTION OF VESSEL

The vessel to be an ocean going Product & Chemical tanker with bulbous bow, transom stern, flush deck with forecastle, open water type stern frame, single rudder and single screw propeller driven by a slow speed engine.

The propulsion machinery and living quarters including navigation bridge to be located aft.

The vessel to have continuous deck from stem to stern, transverse bulkheads and three (3) longitudinal bulkheads in way of the cargo space as shown on the General Arrangement Plan.

The vessel to have the following subdivisions as shown on the General Arrangement Plan ;

- Fore peak tank, void space, chain lockers and bosun store.
- The cargo space to be divided into six (6) pairs of cargo oil tanks, one (1) pair of slop tanks and six (6) pairs of water ballast tanks.
- ***One (1) residual oil tank inside of the slop tank at the starboard side.***
- Engine room.
- ***Four (4)*** heavy fuel oil storage tanks to be arranged between cargo space and engine room and in engine room with double hull structure.
  One (1) of those tanks may be used for low sulphur heavy fuel oil tank.
- Marine gas oil storage tanks to be arranged in steering gear room with double hull structure.
- Aft peak tank, steering gear room, fresh water tanks and stern tube cooling water tank.

Other miscellaneous tanks and compartments to be arranged as the Builder's design development according to this Specification.

TK-17207-F-R1 HYUNDAI MIPO DOCKYARD 0-3

TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT/CHEMICAL TANKER

0.3 MAIN DIMENSION

Length, overall	abt. 183 m
Length, between perpendiculars	175.15 m
Breadth, moulded	32.2 m
Depth, moulded	19.1 m
Design draught, moulded	11.0 m
Scantling draught, moulded	13.3 m

Deck height at center line	
Upper deck to " A " deck	3.00 m
" A " deck to " B " deck	2.85 m
" B " deck to " C " deck	2.85 m
" C " deck to Nav. bridge deck	2.85 m
Nav. bridge deck to Compass deck	2.90 m
Upper deck to Forecastle deck	2.55 m at aft end rising to 2.75 m at F.P.

Camber	
Upper deck	Straight, abt. 650 mm high
Forecastle deck	Nil
Navigation bridge deck	Straight, abt. 100 mm high
Compass deck	Straight, abt. 50 mm high
Other decks in deckhouse	Nil

Sheer	
Upper deck	Due to camber only
Forecastle deck	200 mm high
Deckhouse	Nil

Freeboard	
Type	"A" type
Freeboard deck	Upper deck

HMD

TK-17207-F-R1 HYUNDAI MIPO DOCKYARD 0-4

TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT/CHEMICAL TANKER

0.4 DEADWEIGHT AND CAPACITY

0.4.1 DEADWEIGHT

The deadweight in sea water (specific gravity of 1.025) to be about ***37,767*** metric tons at the design draught moulded and about ***49,967*** metric tons at the scantling draught moulded.

Above figures to be "all told" figure unless otherwise specifically stated.

When the vessel is substantially completed prior to delivery, the lightweight measurement to be carried out at the Builder's quay in the presence of the Buyer's supervisor, surveyor of the Classification Society and/or the Authority concerned.

The lightweight measurement to be carried out by reading the draught of the vessel at aft, midship and forward on both port and starboard sides and measuring the specific gravity of sea water.

Displacement of the vessel at this lightweight measurement to be determined from the hydrostatic tables including shell and appendages.

The corrections of displacement for trim, heel and deflection of the vessel and the specific gravity of sea water at the lightweight measurement to be also made. If any superfluous weights are onboard the vessel or any items belonging to the lightweight are not onboard the vessel at the time of the lightweight measurement, such weight to be corrected as if not being onboard or being onboard respectively.

The deadweight to be adjusted for any alteration due to the Buyer's requirements beyond the scope of this Specification described herein.

The lightweight and deadweight to be calculated by the Builder and checked by the Buyer's representative and shall also be submitted to the Authority concerned for approval.

The lightweight, i.e. the weight of :

- Hull, machinery and electrical weight including equipment and fittings required by the Rules and this Specification
- Spare parts and inventories according to the requirements of the Classification Society and other contractual Regulatory Bodies
- Oil and water inside the machinery, tanks, vessels, heat exchangers, pipes and valves in the engine room directly related to main engine based on the minimum quantity necessary for main engine starting
- Mediums onboard for the fixed fire-fighting systems

TK-17207-F-R1 HYUNDAI MIPO DOCKYARD 0-5

TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT/CHEMICAL TANKER

0.5 MAIN ENGINE, SPEED, FUEL OIL CONSUMPTION AND ENDURANCE

0.5.1 MAIN ENGINE

Type	: One (1), HYUNDAI-MAN B&W 6G50ME-C9.5(Tier II)
Engine Optimization	: Part Load tuning by Exhaust Gas Bypass (EGB)
Nominal Rating	: 10,320 kW x 100.0 RPM
MCR	: 7,180 kW x 86.9 RPM
NCR	: 5,500 kW x 79.5 RPM

0.5.2 SPEED

Service speed at the design draught and at the normal continuous rating of main engine with 15% sea margin at the condition of clean bottom in calm and deep sea to be about 14.4 knots.

0.5.3 FUEL OIL CONSUMPTION (TIER II)

Daily fuel oil consumption at the normal continuous rating of main engine to be about 20.7 metric tons based on marine diesel oil of 10,200 kcal/kg in lower calorific value at shop test under ISO reference condition.

0.5.4 DURATION OF CRUISE (TIER II)

Duration of cruise at the normal continuous rating of main engine and on the condition of fuel oil consumption only for main engine using full bunker (based on heavy fuel oil : specific gravity of 0.99, 9,700 kcal/kg in lower calorific value, filling ratio of 98%) to be about 57 days plus three (3) days margin.

0.5.5 CRUISING RANGE (TIER II)

Cruising range on the condition of above mentioned duration of cruise and service speed to be about 19,800 nautical miles excluding three (3) days margin.

TK-17207-F-R1 HYUNDAI MIPO DOCKYARD 0-7

TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT/CHEMICAL TANKER

0.6 CLASSIFICATION, RULES AND REGULATIONS, GUIDELINES AND RECOMMENDATIONS

0.6.1 CLASSIFICATION

The vessel including its hull, machinery and equipment to be constructed in accordance with the Rules (editions and amendments thereto being in force at the date of signing the Contract) of the Classification Society.

The vessels to be dual classed with main and secondary Classification Societies.

The main Classification Society to be ***DNV GL*** and to be classed as,

+1A, Tanker for Oil & Chemicals, ESP, CSR, Ship Type 2 & 3, E0, BIS, TMON, CMON, ERS, LCS, SPM, COAT-PSPC(B), Inert, BWM(E(s),T), VCS(2B), CLEAN, Recyclable, ECA(SOx-A), ETC

The secondary Classification Society to be Korean Register of Shipping and to be classed as,

+KRS1 - Oil/Chemical Tanker(Double Hull) 'ESP' (FBC)(CSR)
Crude/Product/II&III 2G/1.025SG (IBC) ***SeaTrust(HCM)*** IWS IHM CLEAN1 PSPC LI EQ-SPM
+KRM1 - UMA STCM BWT ***IGS VECL COW***

Note ;
1. For the application of "Ship Type 2", the quantity of a cargo required to be carried should not exceed 3,000 m3 in any one cargo tank.

2. Mixed loading in cargo tanks with "Cargoes of Ship type 2 & 3" not to be considered.

3. The Builder to provide necessary plans and drawings only to the Buyer for ***ERS(Emergency Response Service) of DNV GL*** and the application of ***ERS*** to be carried out by the Buyer.

0.6.2 RULES AND REGULATIONS

The vessel to be registered in a port of ***Marshall Islands*** and to be built in compliance with the following Rules and Regulations (except for NOx Tier III) which are in force at the date of signing the Contract.

- National Maritime Regulations of Country of Registry.
- International Convention for the Safety of Life at Sea, 1974 including the Protocol of 1988 and Amendments.
- International Convention on Load Lines, 1966 including the Protocol of 1988 and Amendments.
- International Convention on Tonnage Measurement of Ships, 1969.

TK-17207-F-R1 HYUNDAI MIPO DOCKYARD 0-8

TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT/CHEMICAL TANKER

- International Convention for the Prevention of Pollution from Ships, 1973 (ANNEX I, II, IV, V & VI) and the Protocol of 1978 and Amendments.
  (NOx regulation(IMO NOx Tier III) not to be included and SOx regulation to be complied with by fuel oil operation having appropriate sulphur contents).
- Convention on the International Regulations for Preventing Collisions at Sea, 1972 and Amendments.
- International Telecommunication Union (ITU) - Radio Regulations, ***2016*** and Amendments.
- Suez Canal Navigation Regulations including Tonnage Measurement.
- Panama Canal Navigation Regulations including Tonnage Measurement ***and Advisory No.A-28-2012 for Panama Canal Transiting New Locks***.
- Maritime Labour Convention (MLC), 2006 (Title 3, Regulation 3.1, Standard A3.1).
- U. S. Coast Guard's Regulations for Foreign Flag Vessels Operating in the Navigable Waters of the United States(CFR Title 33 – part 155, 159 and 164, CFR Title 46 – part 39) with Letter of Compliance.
- International Code for the Construction and Equipment of Ship's Carrying Dangerous Chemical in Bulk.
- International Code on Intact Stability, 2008 (except Part A, Ch.1.2 Dynamic Stability Phenomena in Waves) and Amendments.
- "The Code on Noise Levels on Board Ships" adopted by Res.MSC.337(91) (for mandatory requirements only).
- International Convention on the Control of Harmful Anti-fouling Systems on Ships as amended by Resolution A.895(21).
- International Convention for the Control and Management of Ship's Ballast Water and Sediment, 2004.
- ILO Convention concerning Crew Accommodation on Board Ship No.92, 133 ,140, 141 and 147 and compliance with structural requirements of the new ILO convention including the requirements for noise, vibration and air condition.
- Chapter II-1 SOLAS 74/Reg.3-2 as amended by IMO Res. MSC.215(82) for PSPC application in ballast water tanks.
- International Maritime Pilots' Association regarding Pilot Boarding Arrangement.
- Res. MSC.272 (85) "LSA code".
- Emergency Towing Requirements as per SOLAS Regulation and MSC.256 (84).
- Res. MSC.269 (85) "Protection of openings in fire-resisting divisions".
- Res. MSC.206 (81) "Fixed Gas fire-extinguishing system".
- Res. MSC.201 (81) "Chapter III-Solas Life Saving appliances and arrangements".
- Maritime Traffic Safety Law of Japan for foreign flag vessel visiting Japanese Seaway.
- International code for application of Fire Test Procedures (FTP Code)
- IMO Circular 601 (Annex 1): Fire protection in machinery spaces
- MSC.137(76) "Standards for Ship maneuverability" (To be evaluated by computer simulation program).

TK-17207-F-R1 HYUNDAI MIPO DOCKYARD 0-9

TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT/CHEMICAL TANKER

- IMO A.330(IX) Safe access to and Working in Ballast Spaces (except inclined ladder).
- Res. A.1021(26) Code on alerts and Indicators, 2009

Above Rules and Regulations are applied without inspection or survey by the third parties unless certificate is required by section 0.7, CERTIFICATE, and/or other sections.

A necessary Certificate or Statement of Compliance (SOC) to be supplied in accordance with above Rules and Regulations.

0.6.3 GUIDELINES AND RECOMMENDATIONS

The vessel to be built in compliance with the following Guidelines and Recommendations.

- O.C.I.M.F., Recommendations for Oil Tanker Manifolds and Associated Equipment, 1991.
- O.C.I.M.F., Recommendations for Equipment Employed in the bow mooring of Conventional Tankers at Single Point Moorings, 2007 (fixed fitting only).
- O.C.I.M.F., Recommendations for ship's fittings for use with Tugs with particular reference to Escorting and other high load operations (Refer to this Specification section 3.2.3.3.).
- ISO 6954:2000(E) "Mechanical Vibration-Guidelines for the Measurement, Reporting and Evaluation of Vibration with regard to Habitability on Passenger and Merchant Ships".
- ISO 15016:2015(E) "Ships and marine technology – Guidelines for the assessment of speed and power performance by analysis of speed trial data".
- Hong Kong International Convention for the Safe and Environmentally Sound Recycling of Ships, 2009.
  (Inventory of Hazardous Materials (IHM) only to be provided.).
- International Electrotechnical Commission(IEC) 60092 – Electrical installations in Ships where required by the Classification Society.
- Marine Environmental, Safety and Quality Assurance Criteria for International Ocean/Seagoing Tanker Vessels in EXXONMOBIL Affiliate Service, ***2017*** Edition except Additional Criteria for Term Chartered Tonnage ("MUST" and ***"STRONGLY PREFERRED"*** items only to be applied ***except hull tanks in the Engine Room double bottom mentioned in F.20.***).
- IMO Resolution A.601(15) "Provision and Display of Maneuvering Information on Board Ships" (All maneuvering information except for trials mentioned in Specification 0.11.5 to be prepared by computer simulation program)
- Effective mooring 3rd Edition 2008 O.C.I.M.F., as described in this Spec. Sec.3.2 and shown on the General Arrangement.
- IACS UR S26 (Strength and securing of small hatches on the exposed fore deck).
- IACS UR S27 (Strength requirements for fore deck fittings and equipment).
- ISO 10816-1(1995) Mechanical Vibration Evaluation of Machine Vibration on Non-Rotating Parts.

TK-17207-F-R1 HYUNDAI MIPO DOCKYARD 0-10

TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT/CHEMICAL TANKER

- ISO 4406 Hydraulic System Flushing (17/14) to be applied.
- ISO 8573-1 (2001) Compressed air – Part 1: Contaminants and purity classes. (Contaminants and purity classes to be determined in accordance with the selected maker's standard)
- ISO 7547 "Air Conditioning and ventilation" (Section 5 Calculations of heat gains and losses only)
- ISO 8861-1998 Engine Room Ventilation in Diesel Engine Ships.
- IMO Res.MSC.191(79) Performance standard for the presentation of navigation-related information on ship borne navigational displays.
- IMO Res.MSC.192(79) Adoption of the revised performance standards for radar equipment.
- IMO Res.MSC.269(85) for regulation 9 of Chapter II-2 SOLAS 74 Containment of fire- Ventilation systems (ventilation duct to be of steel or equivalent).
- IMO Res.MSC.272(85)- par. 4.4 and 5.1- General requirements for lifeboats and rescue boats.
- IMO Res. MSC.282(86) for Chapter V-SOLAS (BNWAS).
- Council Directive 96/98/EC of December 1996 on Marine Equipment and Amendment.
- ***IMO MSC/Circ. 982 "Ergonomic Bridge Criteria" (As guidelines only for the equipment mentioned in this Specification.).***
- ***EU Directive 2005/33/EC and US California Air Recourses Board.***
- ***Permanent Means of Access complying with Res.MSC.151(78) & 158(78).***
- ***ICS, Guide to Helicopter/Ship Operation, 4th Edition, 2008 (following provision only to be applied)***
  - Wind sock
  - One (1) set of portable foam applicator.
  - Two (2) sets of portable dry power (25kg) extinguishers
  - Four (4) sets of CO_2 (5kg) fire extinguishers
  - Two (2) sets of fire hydrants
  - Two (2) sets of fireman's outfits
  - Emergency tools/equipment such as large axe, fire resistant blanket, etc.
  -"WINCH ONLY" mark on upper deck forward as HN.S427
- ***O.C.I.M.F., Ship to Ship Transfer Guide (Petroleum), 4th Edition, 2005 (the following fixed fittings to be provided on both side (port & starboard).***
  - ***Bollard : 400 mm dia. x 2 sets***
  - ***Closed chock : 500 x 400 x 2 sets***
- ***O.C.I.M.F., Mooring Equipment Guidelines 3rd edition, 2008 to be applied as followings.***
  - Min rated winch pull (30 % of the line's MBL)
  - Min rated speed (0.2m/sec)
  - Winch brake (80 % of the mooring line's MBL)
  - All strength for winch structure, brake and deck support to be based on the line's MBL
  - Winch to be marked with line's MBL
  - SWL to be marked on mooring fittings
  - Mooring fittings SWL to be same or higher than mooring line's MBL

TK-17207-F-R1 HYUNDAI MIPO DOCKYARD 0-11

TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT/CHEMICAL TANKER

- *ISGOTT 5th Edition 2006 (Fixed Mooring Fittings Only).*
- *International Marine Pilot Association Recommendations for Pilot Ladders.*
- *International Labor Organization, No.152 for Hose Handling Crane, Provision Crane and E/R Crane.*
- *Local fire fighting system in engine room to comply with IMO MSC/Circ. 913, 1082 and 1120.*
- *Res.MEPC.182(59) "2009 Guidelines for the Sampling of Fuel Oil for Determination of compliance with the revised MARPOL Annex VI".*
- *IMO Sub Committee session 44th proposals; Access to and within spaces in the cargo area of oil tanker.*
- *IMO Res.A.1021(26) "Code on Alerts and Indicators, 2009".*

HMD

TK-17207-F-R1 HYUNDAI MIPO DOCKYARD 0-12

TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT/CHEMICAL TANKER

0.7 CERTIFICATE

The Builder to obtain the following certificates and deliver to the Buyer at the delivery of the vessel.

- Classification Certificate for Hull and Machinery (Issued by the Classification Society)
- Cargo Ship Safety Construction Certificate (Issued by N.A.)
- Cargo Ship Safety Equipment Certificate (Issued by N.A.)
- Cargo Ship Safety Radio Certificate (Issued by N.A.)
- International Load Line Certificate ***at Scantling Draught and Additional Three (3) Load Line*** (Issued by N.A.)
- International Tonnage Certificate (Issued by N.A.)
- Suez Canal Tonnage Certificate (Issued by N.A.)
- Panama Canal Tonnage Certificate
  (The Builder shall provide the documents and drawings for the vessel's canal transit in accordance with the Panama Canal Universal Measurement System (PC/UMS) instead of tonnage certificate, as required by the Panama Canal Authority)
- Deadweight Certificate (Issued by the Builder)
- Builder's Certificate (Issued by the Builder)
- Ship Sanitation Control Exemption Certificate (Issued by relevant authority duly authorized by Korean Government)
- Certificates for Anchors, Chains, Machinery and Equipment (Issued by the Maker under authority of Classification Society)
- Certificate of mooring ropes (Issued by the Builder)
- Certificate for Lifeboat and Life Saving Equipment (Issued by N.A.)
- Certificate for Navigation Lights and Special Signal Lights (Issued by N.A.)
- International Oil Pollution Prevention Certificate (Issued by N.A.)
- International Sewage Pollution Prevention Certificate (Issued by N.A.)
- International Air Pollution Prevention Certificate (Issued by N.A.)
- International Energy Efficiency Certificate (Issued by N.A.) (Ship Energy Efficiency Management Plan (SEEMP) to be prepared by the Buyer.)
- Certificate of Compass Adjustment (Issued by the Maker)
- Certificate for Provision Crane, Hose Handling Crane and Engine Room Crane (Issued by N.A.) and all other lifting appliances, including loose gear(Issued by the Builder)
- International Certificate of fitness for the carriage of Dangerous Chemicals in Bulk (incl. MARPOL Annex II) (Issued by N.A.)
- Statement of compliance for MLC 2006, Title 3, Regulation 3.1, Standard A3.1 (Issued by N.A.)
- Certificate for the International Convention on the Control of Harmful Anti-fouling Systems on Ships (Issued by N.A.)
- Statement of Compliance for Inventory of Hazardous Materials (IHM) according to Hong Kong International Convention (Issued by the Classification Society)
- International Ballast Water Management Certificate (Issued by N.A.)
- Type Approval Certificate for Sewage Treatment Plant (Issued by N.A.)
- Test Certificate of Windlass, Anchor, Anchor Chain and Mooring Ropes (Issued by the Classification Society)
- International Garbage Pollution Certificate (Issued by N.A)
- Cargo and Ballast Piping Test Report (issued by the Builder)

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TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT/CHEMICAL TANKER

- Type Approval Certificate for Emergency Towing equipment (Issued by the Classification Society)
- Certificate for Bow Chain stopper (Issued by the Classification Society)
- Life boat davit Certificate (issued by the Classification Society)
- Magnetic Compass Adjustment Certificate (issued by the Builder)
- Certificate of Asbestos Free (Issued by the Builder)
- ***Statement of Fact with Low Sulphur Emission (Issued by the Classification Society)***
- ***Statement of Fact for O.C.I.M.F., Ship to Ship Transfer Guide (Petroleum), Fourth Edition 2005 (Issued by the Classification Society)***
- ***Statement of Fact for O.C.I.M.F., Mooring Equipment Guidelines, 2008 (Issued by the Classification Society)***
- ***Statement of Fact for O.C.I.M.F., Recommendations for Equipment Employed in the bow mooring of Conventional Tankers at Single Point Moorings, 2007 (fixed fitting only) (Issued by the Classification Society)***
- ***Certificate for International Labor Organization, No.152 for Hose Handling Crane, Provision Crane and E/R Crane (Issued by the Classification Society)***
- ***Statement of Fact for Res.MSC.337(91) (Issued by the Classification Society)***
- ***Statement of Compliance for Inert Gas System (Issued by the Classification Society)***
- ***Statement of Compliance for Crude Oil Washing System (Issued by the Classification Society)***
- ***MED Certificate for Navigation equipment (Issued by the Classification Society)***
- ***Certificate for following Reservoirs and Compressors (Issued by the Classification Society)***
  - Main air compressor, Emergency air compressor
  - Main air reservoir, Aux. air reservoir, Working air reservoir
- ***Certificate for Vapour Locks and Remote Measuring System Calibration (Issued by the Maker)***
- ***Certificate for Manifold Test / Strength / Material (Issued by the Builder)***
- ***Statement of Fact for O.C.I.M.F., Recommendations for Ship's Fittings to Use with Tugs with Particular Reference to Escorting and other High Loading Operation (Issued by the Classification Society)***

N.A. : National Authority (or his nominee) or Classification Society when applicable

The Builder to pay the charges for official measurements, certification stated above and Classification Society but the registration of the vessel to be of the Buyer's responsibility.

One (1) original (Booklet) and two (2) copies (Compact Disc) of each certificate to be provided.

Should any of such certificates be not available at the time of the delivery of the vessel, the Builder to obtain and furnish to the Buyer such temporary certificates, which to be replaced by formal certificates in due course.

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TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT/CHEMICAL TANKER

0.8 TRIM AND STABILITY

The preliminary trim and stability calculation to be submitted to the Buyer as soon as possible for the Buyer's consideration for the following loading conditions.

1) Lightship
2) Docking condition with arrival bunker
3) Segregated ballast condition in accordance with MARPOL Annex I, Reg.18
4) Liquid transfer operation condition for MARPOL Annex I, Reg.27
5) Normal ballast condition, departure and arrival
6) Heavy ballast condition, departure and arrival
7) Homogeneously loaded condition at the design draught, departure and arrival
8) Homogeneously loaded condition at the scantling draught, departure and arrival
9) Following group loading conditions with same cargo S.G. of above 8) condition, departure and arrival
   - No. 1 Cargo group
   - No. 2 Cargo group
   - No. 3 Cargo group
   - No. 1+2 Cargo group
   - No. 1+3 Cargo group
   - No. 2+3 Cargo group

   Note : No.1 Cargo group : No.1 & No.4 cargo tanks (P&S)
   No.2 Cargo group : No.2 & No.5 cargo tanks (P&S)
   No.3 Cargo group : No.3 & No.6 cargo & slop tanks (P&S)
10) ***Homogeneously partial loaded condition of Caustic Soda (S.G.=1.55) (filling height: within 66% of tank height) at the scantling draught, departure and arrival.***

For each calculation, bunker and other consumable supplies are presumed as follows :

- At departure : Full supplies
- At half : Approx. 50% supplies of each type for departure consumable supplies
- At arrival : Approx. 10% supplies of each type for departure consumable supplies

Trim by bow to be allowed for the above 8) conditions.

Ballast exchange conditions by sequential method at calm sea based on normal ballast condition with half bunker considering longitudinal strength, shear force, intact stability and the bottom forward slamming draught for heavy weather except the forward visibility, trim and propeller immersion, etc.

For the adjustment of trim, stability, visibility, bending moment and shear force at the above loading conditions, ballast water may be partially and/or fully loaded, if necessary.

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TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT/CHEMICAL TANKER

Should other loading conditions be envisaged, they might be considered within the allowable range of trim and stability, propeller immersions and structural soundness, etc.

Apart from the above conditions, single group (each one pair of cargo tank) loading conditions (with same s.g. of homogeneously loaded condition at scantling draught) with departure, half and arrival bunker for the following conditions to be submitted for reference and separately from above Trim & Stability booklet.

(a) No. 1,3 and 5 cargo tanks loaded condition (with same s.g. of homogeneously loaded condition at scantling draught) with half bunker.

(b) No. 1,3,4,6 and slop tanks loaded condition (with same s.g. of homogeneously loaded condition at scantling draught) with half bunker

(c) No. 1 cargo tank loaded condition (with same s.g. of homogeneously loaded condition at scantling draught) with half bunker

For above reference conditions, stability, visibility, bending moment and shear force and excessive trim and propeller immersion not to be considered in vessel's design, but notice to be informed.

Preliminary trim and stability calculation to be submitted to the Buyer for reference and final trim and stability calculation for various service conditions, mutually agreed and defined in early design stage between the Buyer and the Builder to be furnished.

If the final trim and stability booklet is under the approval stage by the Classification Society or Authority at the delivery time of the Vessel, the provisional one to be onboard for provisional use.

The Builder to deliver the final trim and stability booklet to the Buyer before expiry of provisional one.

Damage stability calculation complying with IBC code and MARPOL to be submitted to the Buyer for reference after Classification Society's approval.

The heeling angle for each condition to be incorporated into the provisional and final Trim & Stability Booklet.

The specific gravities of water and oil to be used for the trim and stability calculation as follows;

Kind of liquid	Specific gravity	Filling ratio (%)
Sea water	1.025	100
Fresh water	1.0	100
H.F.O.	0.99	98
M.G.O.	0.85	98
Lub. Oil	0.9	98

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TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT/CHEMICAL TANKER

0.9 VIBRATION AND NOISE LEVELS

0.9.1 VIBRATION

The vibration levels in accommodation area to be limited below "Values above which adverse comments are probable" in 'B' zone (r.m.s. 6mm/s), as defined by ISO 6954:2000(E) "Mechanical Vibration-Guidelines for the Measurement, Reporting and Evaluation of Vibration with regard to Habitability on Passenger and Merchant Ships" with the vessel in the sea trial condition with normal continuous rating of main engine.

The measurement locations shall be selected in accordance with the following criteria,

(i) Select potential worst case locations based on their proximity to vibration emitting sources such as propulsion or other rotating machinery or where vibration is likely to be transmitted to manned spaces, accommodations and recreation areas via the vessel's structure. Measurements shall be taken in all identified worst cast locations (e.g a control room) according to the Builder's practice .

(ii)Where a single instance of one (1) type of manned exists within the vessel (e.g bridge, officers, recreational room, gymnasium etc.), that locations shall be selected for measurement.

(iii)Select a representative sample of seafarer cabins throughout the vessel. This sample shall include measurements, in at least forty (40) percent of seafarer cabins on each level of the accommodation area. An additional sample of at least ten (10) percent of all manned spaces not covered by physical measurements shall be subject to a walkthrough verification inspection.

A vibration test report including at least the following shall be prepared and submitted to the Buyer:

1. Reference to applicable standards,
2. Date and place of the test,
3. Identification of persons performing the test
4. Principle vessel design characteristics,
5. Conditions of vessel and environment experienced during the test,
6. Measurement locations and period per location
7. Note equipment operating in proximity to the measurement position,
8. Vibration measurement report including comparison tables between criteria and measured values to be submitted to the Buyer

If vibration level exceeds the defined criteria, the Builder to make necessary improvement to a practical extent agreed between the Buyer and the Builder.

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TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT/CHEMICAL TANKER

0.9.2 NOISE LEVELS

Sound insulation and isolation treatment to be provided as necessary to keep noise levels as below according to the mandatory requirement of IMO Res.MSC.337(91) :

1) Work spaces	dB(A)
- Engine room	110
- Engine control room	75
- Non-specified work spaces	85
- Workshop	85
2) Navigation spaces	dB(A)
- Navigation bridge and chart room	65
- Radio space (with radio equipment operating but not producing audio signals)	60
3) Accommodation and recreation spaces	dB(A)
- Cabins and hospital	55
- Mess room	60
- Recreation room	60
- Outdoor recreation areas	75
4) Service and office spaces	dB(A)
- Galley without food processing equipment operating	75
- Service and pantries	75
- Offices	60
- Alleyways in accommodation block	75(for reference)
5) Normally unoccupied spaces	dB(A)
- Spaces not specified	90

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TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT/CHEMICAL TANKER

The noise level measurements to be carried out when the vessel is running ahead steadily at 80% MCR of main engine during sea trial under the following conditions and including all these referred to of Res. MSC. 337(91).

- Machinery unnecessary for normal navigation to be stopped.
- Mechanical ventilation and air-conditioning equipment to be in normal operation.
- Doors and windows of the room to be closed.
  The noise level measurement for navigation bridge to be carried out twice (one is for lee side door open condition for reference, the other is for door closed condition) for reference.
- No intermittent sound and noise to be included (i.e. from air horn, sanitary flushing, laundry machine, emergency generator, telephone, speaker and foot-step noise in stair and corridor space).
- The measurement to be taken at a height of 1.2 m to 1.6 m above deck in the center of each room.
- Mean value of graduations on the meter to be taken as the noise level.

If the noise level exceeds above the specified value, the Builder to make necessary improvement to a practical extent mutually agreed between the Buyer and the Builder.

A noise survey report to be prepared by the Builder in accordance with Appendix 1 of IMO Res.MSC.337(91) and furnished to the Buyer.

Warning notice to be provided on entrance to such spaces where the noise level is higher than 85 dB(A). A test report shall be submitted to the Buyers to determine whether the noise levels are below the limits.

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TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT/CHEMICAL TANKER

0.10 MATERIAL AND WORKMANSHIP

0.10.1 MATERIAL

Material, machinery, equipment, appurtenance and outfit to be of normal shipbuilding and marine engineering quality, tested, inspected and certified when required by the Classification Society and the Regulatory Bodies concerned.

Physical dimension and chemical composition of material, equipment and machinery, etc. to be in accordance with KS/JIS or American National Standard Institute (ANSI) with Builder's choice, the Builder's standard and/or the Maker's standard as long as the standards are not inconsistent with the requirements of the Classification Society and the Regulatory Bodies concerned.

Maker's standard type, size and material of machinery, equipment and fittings to be adopted in a way satisfying the requirements of this Specification.

If any materials, apparatus and equipment described in this Specification can not be obtained under certain circumstance, the Builder to substitute the suitable equivalents meeting the requirements of the Classification Society and of the Rules and Regulations with the Buyer's acceptance.

Whenever the Builder's Specifications states differently from the specification of selected and agreed Maker, such part of this Specification shall be changed accordingly to follow that of Maker, with prior notice to the Buyer and subject to the approval of the Buyer.

Name plates of exposed part for cabins-machinery-valves-tanks etc. to be in the English language and to be engraved of black letter with stainless steel SUS316 and heat treated 1.0mm thickness for screw fitting.

Grease nipples to be ball type (JIS B 1575 A-PT 1/8" or equivalent type, material : brass) ***and to have protective cap (plastic).***

Stainless steel described without grade notation means SUS 304.

Stainless steel on weather deck to be of SUS316.

0.10.2 WORKMANSHIP

The vessel to be built in accordance with the Builder's standard practice subject to the requirements of the Classification Society.

In case the Builder manufactures block outside of Hyundai Mipo Dockyard, the Buyer to be advised in advance and blocks will be made available for inspection in the same manner as per those constructed in Hyundai Mipo Dockyard.

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TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT/CHEMICAL TANKER

The Builder makes the machinery arrangement considering access and maintenance space within practical extent.

All materials, constructions, machinery and equipment furnished by the builder shall be unused and un-deteriorated and of a grade suitable for the intended service.

The vessel will be built free from Halon, CFC, and Asbestos.

0.11 INSPECTION, TEST AND TRIAL

The inspection, test and trial during construction of the vessel to be carried out by the Builder and/or the Maker at the Maker's shop or onboard in accordance with the requirements of the Classification Society and/or the Regulatory Bodies concerned to demonstrate workmanship, suitability for the purpose intended and compliance with this Specification in the presence of the surveyor of the Regulatory Bodies as far as they are concerned.

Inspection and Test Plan (ITP) included in Hyundai Mipo Dockyard Quality Standard (HMQS) to be submitted to the Buyer for reference. Inspection items to be in full accordance with the ITP and the testing schedules to be set up by the Builder to suit its building schedule.

The Buyer's representative to attend the inspections and tests according to the Builder's application schedule and to be informed when and where tests to be carried out.

The Buyer to advise the Builder as soon as possible of the inspections, tests and trials which they wish to attend.

The Buyer and the Builder shall also determine the scope of tests or inspections which the Buyer shall accept on the basis of subsequent reports on those tests without actual attendance of those tests.

After completion of the inspection/tests, the Buyer's representative and/or the Classification surveyor to make confirmation signature on the inspection/ test record.

In case the Buyer's representative fail to be present any inspections and tests due to their own cause, the Buyer's representative to be obliged to accept the results of such inspections and tests on the basis of the written reports of the Builder's inspector and the surveyor of the Classification Society and the Regulatory Bodies concerned.

After the completion of trials, the results of these inspections, tests and trials to be submitted to the Buyer.

As to the details of inspection and test of machinery and electric equipment and installations, refer to relevant part.

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TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT/CHEMICAL TANKER

0.11.1 MODEL TEST

The model test shall consist of following items.

- Resistance test at the ballast, design and scantling draughts (3 draughts)
- Self-propulsion test at the ballast, design and scantling draughts (3 draughts)
- Wake measurement at the design draught on service speed
- Flow line paint test for bilge keel at design draught on service speed
- Propeller open water test with design propeller
- Cavitation test at design draught on service speed

The above model tests not to be carried out if the Builder has the results of model test for the proven vessel, of which the test results to be submitted to the Buyer for reference.

Reference data for the latest vessel's trim optimization result to be provided.

0.11.2 INCLINING EXPERIMENT

The inclining experiment to be carried out to ascertain the position of center of gravity and the weight of the vessel in lightship condition at Builder's quay in the presence of the Buyer's representative, surveyor of the Classification Society and/or the Regulatory Bodies concerned in accordance with the procedure approved by the Authority concerned.

For subsequent vessel of this series, the inclining experiment except deadweight measurement not to be carried out and the results of the first vessel shall be referred to, on the condition that the difference in light weight doesn't exceed that permitted by the Classification Society.

The results to be submitted for approval to the Classification Society.

The deadweight measurement shall be carried out by reading the draft of the Vessel, by measuring the specific gravity of sea water and by investigating the weights to be added or to be deducted in the presence of the Buyer's Representative and the Classification Society's surveyor or other assigned Authority's surveyor.

The "lightweight" shall be the displacement at the time of the deadweight measurement minus the weights of the temporarily loaded items on board and plus the weights of the items belonging to the lightweight but not yet loaded at the time of the deadweight measurement.

The displacement of the Vessel shall be determined from the hydrostatic tables based on the measured drafts with due corrections for trim, heel, deflection of the Vessel and specific gravity of sea water according to the Builder's practice.

The calculation of the "lightweight" and the resulting "deadweight" shall be made by the Builder and submitted to the Buyer.

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TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT/CHEMICAL TANKER

0.11.3 SHOP TESTS

Main engine, major machineries and equipment to be tested or inspected in the Maker's factories in accordance with Maker's practices and the requirements of this Specification, the Classification Society and the Regulatory Bodies concerned.

The list of all shop test items shall be submitted to the Buyer for review.

Test results of major machinery and equipment to be furnished to the Buyer in triplicate.

The Buyer shall be informed of the shop test schedule at least seven (7) days for domestic suppliers and fourteen (14) days for foreign suppliers (outside Korea) in advance of the expected date of the shop tests and the Buyer's attendance shall be confirmed to the Builder four (4) days in advance of the expected date of the shop test.

For the details of tests for the following machinery and equipment, the relevant sections to be referred to:

- Cargo Pumps
- Main Engine
- Auxiliary Engine
- Auxiliary Boiler
- Inert Gas System.
- Main switchboard

Other machineries and equipment not mentioned here to be tested in accordance with the manufacturer's standards and the requirements of the Classification Society, the Rules and Regulation, unless otherwise specified.

0.11.4 DOCK SIDE TRIAL

Mooring trials shall be executed prior to the sea trial to check whether the main engine, auxiliary engines and the other propulsive auxiliary machinery are capable of satisfactory running at the sea trial.

The boiler combustion control, lighting up equipment, safety gear and alarms shall be checked.

Following test shall be executed in accordance with builder's standard onboard test procedure.

- Electric generators test at 25% 50%,75% and 100% load.
- Regarding other alarm system and automatic remote control equipment test, onboard test procedure to be submitted for the Buyer's approval.

Major equipment such as windlasses, winches, hose handling crane, water ballast pumps shall be tested on board according to the Builder's practice.

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TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT/CHEMICAL TANKER

Brake function / load test of one (1) mooring winch and function (running) test of other mooring winches shall be carried out. The brake test to be performed for all winches and at the same time adjustment of brakes should be carried out at 60% of mooring wire MBL.

Load and operation test of the hose handling crane and the provision cranes shall be performed according the requirement of the Classification Society.

Following tests for air conditioning plant shall be carried out:

a. Air volume test for each room and air-handling unit
b. Cooling test shall be carried out, when the outside temperature is 30℃and above. If the outside temperature is below 30℃, compressor running test and control device test shall be carried out.
c. Heating test shall be carried out, when the outside temperature is below 10℃. If the outside temperature is 10℃ and above, steam passing test shall be carried out.

The refrigerating plant for provision store shall be run until the compartments have been cooled down to the specified temperature, then the machines shall be stopped for six (6) hours to check the insulation effectiveness.

Load and operation test of the lifeboat and rescue boat davit shall be carried out in accordance with the requirements of the Classification Society.

Equipment and related piping systems shall be demonstrated according to HMD quality System

Operation test or demonstration test shall be carried out for such items as galley equipment, accommodation ladder, ventilation fans, etc to confirm their satisfactory operation.

Marine Diesel oil to be used during mooring trials.

The following test and trial shall be carried out to demonstrate the satisfactory performance of required functions of the equipment and devices as per rules, regulations and supplier's requirement.

The test schedule and items shall be set up by the Builder to suit into building schedule and shall be submitted to the Buyer.

a. Mechanical ventilation and air conditioning system
b. Provision refrigeration system
c. Stripping and ballast valve test before official sea trials
d. F.W. circulating test before at least 4 days official sea trials
e. All ballast tank and cofferdam final inspection before official sea trials
f. Leak and strength test for ballast tanks to cargo hold space
g. Air test for cofferdams
h. Load test for intermediate shaft bearing and three aft most bearings of main engine, except forward bearing.
i. Cargo Pumps tests, cargo stripping tests, cargo tanks coatings condition inspection and IGS plant test.

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TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT/CHEMICAL TANKER

0.11.5 OFFICIAL SEA TRIAL

When the vessel is substantially completed, the official sea trial to be carried out by the Builder in accordance with the Builder's practice and the procedure of sea trial submitted to the Buyer for approval.

Sea trials to be carried out after all navigation equipment, engine room equipment, pump room equipment and pipes are installed and ballast tanks are fully painted.

The speed at the sea trial to be measured by Differential Global Positioning System (D.G.P.S.) with correction to calm and deep sea condition.

Main engine power to be measured by torsion meter or equivalent as per Maker's recommendation.

The speed trial results to be extrapolated to the speed at design draught based on Model Test results with correction to the calm (no wind, no wave) and deep sea condition in accordance with ISO 15016:2015.

The speed and power curves and a complete report of the trials to be furnished to the Buyer before delivery of the vessel.

Endurance test to include fuel oil consumption measurement for main engine only at NCR(1 hour) for reference purposes.

Steering gear test to include emergency operation test.

If the test results of vibration and noise level measurement of the first vessel don't meet the specified limit on the Specification, these measurements to be carried out for the subsequent vessel.

The result of sea trials to be furnished to the Buyer.

Up to ten (10) persons from the Buyer's side may attend the sea trial.

The official sea trial to consist of the following tests and trials at the scantling draught as well as other items required by the Classification Society and/or the Regulatory Bodies concerned.

The speed for the EEDI condition to be obtained in accordance with IMO Resolution MEPC.254(67) "2014 Guidelines on Survey and Certification of the Energy Efficiency Design Index (EEDI)" and Amendments.

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TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT/CHEMICAL TANKER

Trial	Engine load	Remarks
Progressive speed trial	#65% of MCR @# NCR 90% of MCR # MCR	Each speed to be the mean of one (1) consecutive run alternating in direction, one (1) up and one (1) down on the test course. "Iterative method" of ISO 15016:2015 to be applied.
Crash stop astern trial	From more than 90% of the speed corresponding to 85% MCR to full astern	Until ahead speed becomes zero
Turning trial	More than 90% of the speed corresponding to 85% MCR	One right and one left for rudder hardover
Zig-zag test	More than 90% of the speed corresponding to 85% MCR	Port and starboard to each of 10° / 10°and 20° / 20°test
# Lowest revolution test of Main Engine		Engine to be run as slowly as possible
# Endurance test	NCR / MCR	To Classification Society requirement (2 hours in NCR and 4 hours in MCR)
# Unmanned(E/R) operation test		To Classification Society requirement During endurance test
# Anchoring test		To Classification Society requirement
# Steering gear test		To Classification Society requirement
Torsional vibration measurement	At intervals of 5 rpm	To Classification Society requirement
# Noise level measurement	80% of MCR	During endurance test
Local vibration measurement	NCR	During endurance test
	MCR	For reference

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TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT/CHEMICAL TANKER

Trial	Engine load	Remarks
Global Vibration measurement	35% of MCR ~ NCR	5 rpm intervals in range
	NCR ~ MCR	3 rpm intervals in range
# Electrical load measurement (during endurance trial)		
# Operation test of navigation equipment		
# Confirmation of gyro compass and adjustment of magnetic compass		
# Black out test		
# Fire detection and alarm test		
F.O. consumption test	65% of MCR, NCR, 90% of MCR and MCR	During Progressive speed trial for reference
# Fuel oil and diesel oil transfer test		During mooring trial
# L.O. transfer test		During mooring trial
# Speed/brake function tests of each cable lifter		
# The determination of the capacity of each ballast pump shall be demonstrated by deballasting two(2) ballast tanks		
# FW generator capacity test		
# Exgas economizer evaporation test		
# Aux. Boiler accumulation test		
Crank shaft axial vibration measurement at NCR and MCR		
Load test for intermediate shaft bearing and three aft bearings of main engine, except forward bearing at first vessel after sea trial.		

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TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT/CHEMICAL TANKER

Note: 1. Speed trial shall not be carried at weather condition exceeding Beaufort Scale 5.
2. For the first vessel, progressive speed trial around EEDI Power ("@" marked) to be carried out with two (2) double runs.
3. For subsequent vessel(s), "#" marked tests only to be carried out. Consequently, the remaining trials and tests not to be performed but the results achieved from the first vessel to be provided.

Crash stop astern trial for subsequent vessel(s) to be carried out for the machinery part only.

Low sulpur marine gas oil, marine diesel oil and heavy fuel oil of available viscosity in domestic commercial market will be used for sea trial at the discretion of the Builder.

Fuel consumption measurement to be carried out also at economical speed during 15 minutes and result to be submitted to Buyer for reference. Economical Speed means the load of the stopping point of the auxiliary blower of the main engine load.

Main engine to be tested during sea trials for one (1) hour without operation of fresh water generator in order to confirm that the jacket cooler capacity is sufficient for dissipating of main engine heat produced.

After sea trials a complete cylinder unit one (1) generator engine to be inspected. If damage is found all generator engines to be inspected; Same procedure will apply for main engine.

One (1) piston overhaul inspection for main engine including crosshead bearing, main bearing and crank shaft bearing and retightening of main engine tie bolt and foundation bolt for loose part only to be done after checking.

The Builder to calculate fuel oil consumption on ballast and design draft by calculation and scantling draft based on sea trial when the vessel run on heavy fuel oil with lower calorific value. These calculations to be provided for reference.

0.11.6 ONBOARD TEST

The installations and tests of equipment onboard the vessel to be performed in accordance with the Builder's and the Maker's practices and the requirements of the Classification Society and/or Regulatory Bodies concerned.

Individual trials of main engine, auxiliary engines, deck machinery, steering gear, lifeboat with davits, accommodation ladder, safety system, controls, communication and signal equipment, light installation, domestic machinery arrangement for water and oil to be carried out to demonstrate workmanship and working order.

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TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT/CHEMICAL TANKER

0.12 PLANS FOR APPROVAL

"LIST OF DRAWING FOR APPROVAL" to be submitted to the Buyer in early design stage after the Contract.

Three (3) copies of plans for approval to be submitted to the Buyer, ***Buyer's comment and*** one (1) copy of each plan with the Buyer's approved signature to be returned to the Builder within ***ten (10) and twenty one (21)*** calendar days including mailing time after receipt thereof ***respectively.***

In the event that the Buyer shall fail to return the plans within the time limit as hereinabove provided, the Builder shall give a notice to the Buyer and require return of the plans, nevertheless, if the Buyer does not reply to the Builder within two (2) days, such plans shall be deemed to have been approved or confirmed without any comment.

When detailed working plans are requested by the Buyer or supervisor in addition to the list of plans, the Builder shall show these for reference.

The Builder's standard Plans and Subcontractors' or Makers' Plans may be used as working Plans or Plans for approval.

Providing that there is no revision between the first vessel of the series and the other remained vessel(s), the Plans and materials for the remained vessel(s) not to be subject to the Buyer's approval except the items required by the Classification Society or Regulatory Bodies.

Shipboard Marine Pollution Emergency Plan (SMPEP) and Panama Canal Shipboard Oil Pollution Emergency Plan (PCSOPEP) to be prepared by the Buyer and relevant necessary drawings to be provided to the Buyer by the Builder.

In case of Korean Register of Shipping, Cargo Operation Manual (COM) to be prepared by the Buyer and relevant necessary drawings to be provided to the Buyer by the Builder.

Ballast water management plan including sequential and treatment methods and Crude Oil Washing (COW) & Volatile Organic Compounds (VOC) manual approved by the Classification Society to be provided by the Builder.

Energy Efficiency Design Index (EEDI) calculation to be submitted to the Buyer for reference and Attained Energy Efficiency Design Index to be satisfied with phase 2 of Required Energy Efficiency Design Index.

Upon the Buyer's specific request regarding approval of key plans and main documents, correspondence between the Builder and the Classification Society shall be provided to the Buyer subject to Builder's acceptance which shall not be unreasonably withheld.

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TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT/CHEMICAL TANKER

0.13 FINAL PLAN AND INSTRUCTION BOOK

0.13.1 FINAL PLAN

At the time of delivery of the vessel, three (3) copies of the final plans to be furnished onboard the vessel in accordance with "FINAL DRAWING & MANUAL LIST".

In addition, one (1) each of the following plans to be furnished in metal photo frame and placed onboard the vessel.

1) General Arrangement Plan
2) Capacity Plan and Deadweight Scale
3) Safety Plan (Fire Control Plan + Life Saving Plan) ***(8 copies) (other than the external ones P&S on main deck and engine room)***
4) Cargo Piping diagram
5) Manoeuvring Characteristics Plan
6) Ships Principal Particulars for wheelhouse and C.C.R.
7) Fuel Oil Transfer Procedure (according to USCG) One in each entrance in upper deck plus engine control room
8) Engine System diagram for main engine services of F.O., L.O and F.W

One (1) set of the final plans to be furnished to the Buyer as readable "pdf" format with security password in compact disc in accordance with "FINAL DRAWING & MANUAL LIST" for the first vessel.

The following piping diagrams shall be coated with vinyl and furnished in engine room
- Bilge, ballast, fire and wash deck system
- S.W. cooling system
- Centralized F.W. cooling system
- L.O. transfer and purifying system
- F.O. transfer and purifying system
- M/E and G/E F.O. service system
- Boiler and incinerator F.O. service system
- Piping diagram in cargo system in CCR
- Fuel oil transfer procedure (according to USCG)

0.13.2 INSTRUCTION BOOK

Three (3) copies of instruction books of the vessel's major machinery, equipment and system to be furnished onboard the vessel in accordance with "FINAL DRAWING & MANUAL LIST".

Before machinery installation, one (1) set of working drawing (including instruction for installation) of the vessel's machinery to be furnished to the site office in accordance with "FINAL DRAWING & MANUAL LIST".

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TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT/CHEMICAL TANKER

One (1) set of instruction books to be furnished to the Buyers in electronic format (CD-Rom) as par as practicable.

The Builder also to prepare three (3) sets of data booklets for the hull, machinery and electric equipment giving the name/address of Makers and references to such information as maintenance instruction books and/or spare parts list.

0.13.3 DRYDOCKING

Being the vessel built and partly outfitted in the drydock, no further docking prior to delivery to be done unless there have been warranted reason to be docked and/or the period between launching and delivery extends more than full five (5) months.

0.14 SPARE PARTS, TOOLS AND ACCESSORIES

The spare parts, tools and accessories to be furnished in accordance with the requirements of the Classification Society and the Regulatory Bodies concerned and in accordance with the Maker's normal standard or as listed throughout this Specification, whichever is greater.

The spare parts, tools and accessories to be protected and stored in a way which guides easy access and control depending on its type and size.

The steel cabinets, shelves and drawers to be used for storing spare parts in accordance with the Builder's practice and the recommendations of the Makers and the Buyer's consent.

During the tests and trials, the Builder may use some of the supplied spare parts, tools and accessories to the vessel, if necessary and the Builder to furnish them within the period mutually agreed between the Buyer and the Builder.

Spare parts & inventory list and data booklets(Machinery particular list) to be provided by hard copy.

The Builder shall provide the Buyer with a list of Spare Parts / Consumables for the one years of operation recommended by the manufacturers.

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TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT/CHEMICAL TANKER

0.15 BUYER'S SUPPLY

The Buyer, at its cost and expense, to supply all the Buyer's supplies as specified in 0.15.1 and/or 0.15.2 of the Specification to the Builder's yard in perfect condition ready for installation and in accordance with the time schedule to be furnished by the Builder to meet the building schedule of the vessel(s).

The Buyer to furnish the necessary plans, instruction books, test reports, test certificates in English and dispatch service engineers as required by the Builder, which to form an integral part of the Buyer's supplies.

The supervision fees related to final adjustment, inspection and certifications of the Buyer's supplies to be paid by the Buyer.

0.15.1 ITEMS TO BE INSTALLED

The Builder shall install onboard the following items supplied by the Buyer.

- Entertainment equipment
- Copy machine and personal computer
- Ship network system

HMD

0.15.2 ITEMS TO BE STOWED

The Builder shall assist for the Buyer to take the following items onboard the vessel by providing crane lift services. The Buyer shall arrange the following items at a proper place on board.

- Hoses, steel wires, mooring ropes other than those mentioned in this Specification
- Charts, nautical and radio station books, house flag and national flag
- Consumable stores required for her maiden voyage
- Medicine and medical equipment (including medical first aid guide equipment)
- Chandlery (soaps, etc.)
- Bedding and linen (blankets, sheets and covers, etc.)
- Napery (serviettes and table clothes, etc.)
- Cooks and steward's utensils (crockery, cutlery, silverware, earthenware, glasses, pots and pans, etc.)
- Lubricants, grease/hydraulic oil, working oil and other consumable liquid necessary for her maiden voyage
- Portable tank cleaning machine and portable gas freeing fan
- Portable gas detector (two (2) sets of oxygen, two (2) sets of hydro-carbon, two (2) sets of toxic, two (2) sets of hydro-carbon measuring device operation with IGS)
- Suez canal search light

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TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT/CHEMICAL TANKER

0.15.3 ADDITIONAL ITEMS

In case the Buyer requires to store and/or install any additional stowage and/or equipment in addition to the items listed above (i.e. 0.15.1 and/or 0.15.2), the cost required for placing them onboard and/or the cost of foundation(s), seat(s) and lashing facilitie(s) for them to be borne by the Buyer.

0.16 EXHIBITION MODEL

One (1) set of exhibition model per vessel made of FRP and other materials with a scale of 1/200 in the transparent case, to be supplied onboard the vessel upon delivery by the Builder.

0.17 ISPS CODE

Concerning the ISPS code of SOLAS Chapter XI-2, the following to be provided by the Builder:

- Automatic Identification System (AIS)
- Ship Security Alert System (SSAS)
- Ship's IMO number
- Door locking for entrance inside ship as follows.
  1) Pad eyes and pad locks for steering gear room, bosun store and CO_2 room.
  2) Inside lock devices for accommodation entrance doors on upper deck and A-deck.
  3) Cylindrical locks for accommodation entrance on B-deck and above.
- The side scuttles on upper deck to be fitted with deadlight
- Metal protection in the fire door, which separates steering gear room from engine control room.

However, the application of security certificate (ISSC) and preparation of ship security plan (SSP) covering the requirements of ISPS code to be carried out by the Buyer.

In the course of the application of security certificate (ISSC), if the additional items, e.g. CCTV, automatic intrusion detection devices and additional lighting & door locking beyond this Specification are required by the relevant Authority and/or Recognized Security Organization (RSO), those to be beyond the Builder's responsibility and to be dealt with as "Extra items".

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TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT/CHEMICAL TANKER

0.18 CITADEL

The following citadel's facilities to be provided in the steering gear room having the function of a citadel by the Builder

- ***Weather tight steel door with minimum 13mm steel plate thickness for steering gear room entrance from weather.***
- ***Hidden forced draft fan ventilation.***
- ***7mm+7mm anti-piracy fire retarding door between steering gear and E/R (three (3) hinges, three (3) securing lugs with locking device).***
- ***Locking device for hatches and ventilators operated only from the inside.***
- ***Steel cabinet for Citadel's inventory.***
- ***One (1) VHF radio telephone with 5KVA UPS***
- ***One (1) Iridium telephone with UPS and one (1) repeater in Captain day room.***
- ***One (1) Independent LRIT.***
- ***Portable toilet (folding-type toilet).***
- ***Washing tub in the Steering gear.***

The Buyer to supply the following items in the citadel's space (steering gear room).

- ***Portable lantern.***
- ***Food rations, fresh water and first-aid outfit.***

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TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT/CHEMICAL TANKER

1 - HULL

1.1 GENERAL

1.1.1 MATERIAL AND SCANTLING

1.1.1.1 MATERIAL

The structural members of the ship to be of approved steel by the Classification Society.

Higher tensile steel (315N/mm^2 and/or 355N/mm^2 minimum yield stress) to be used for the parts where the Builder considers to be necessary. (with the Design Target of about 55% of total steel weight)

The steel used for the hull construction to be made by the process approved by the Classification Society and the quality and mechanical properties of the steel to be confirmed and to be certified by the Classification Society.

Steel grades to be marked with different marking after shop priming.

Special strengthening and quality of material exceeding the requirement of the Classification Society unless otherwise specified in the Specifications and on the Plans submitted to the Buyer for approval to be applied on the Buyer's account so long as the works will not disturb the Builder's working schedule.

The steel for the part not specified by the Classification Society may be ordinary commercial quality steel.

Frames, beams and stiffeners used for hull construction to be of rolled section, flat bar and/or built-up section and comply with the fatigue requirements of CSR.

The latest Builder's Quality Standard shall be submitted to the Buyer for reference.

The correspondence on the structural key plans between the Classification Society and the Builder shall be provided to the Buyer for their information.

Flat bars not to be used as longitudinal stiffeners except for upper stool.

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TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT/CHEMICAL TANKER

1.1.1.2 SCANTLING

Scantlings to be based on the ship's scantling draught and in accordance with the Common Structural Rules for Bulk Carriers and Oil Tankers and the requirements of the Classification Society.

The hull structure to be designed and constructed as strengthened scantling for loading of specific gravity 1.025 cargo in cargo and slop tanks respectively in accordance with actual cargo loading conditions within Trim & Stability Booklets.

Each cargo tank to be strengthened by unrestricted partial filling within allowable longitudinal and local strength up to specific gravity 1.025.

Specific Gravity 1.55 cargo to be partially loaded in cargo and slop tanks without restriction up to its filling limitation with consideration for sloshing. (Max. filling height: 66% of tank height).

Scantlings to be based on the ship's scantling draught and to the requirements of the Classification Society.

The scantling not specified by the Classification Society to be in accordance with the Builder's practice.

High stress areas along with fatigue critical details to be marked in the main structural drawings (midship section, construction profiles and deck plans) based on FEA result at plan's approval stage for Buyers reference.

3-D FEA to be carried out to verify the cargo tank structure and the analysis to be based on the requirements of the Classification Society (CSR), IACS and the Builder's Practice.

Scantling of cargo tank structure members to be in compliance with IACS Unified Requirements, CSR & Class Society Rules and sufficient to withstand stresses equal to the actual maximum values coming up with all the conditions included in the trim and stability booklet.

Detailed fatigue calculation/analysis report to be submitted to the Buyer for reference at the Plan Approval stage.

Fatigue strength to be based on the requirements of CSR Rules.

Construction drawing with renewal thickness to be submitted to the Classification Society for approval and to the Buyer for reference.

The plate thickness of cargo pump suction bilge well to be increased by 2mm above class rule requirement.

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TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT/CHEMICAL TANKER

Design still water bending moment to have a margin of at least 5% above the envelope of maximum value in "Preliminary Trim and Stability Booklet.

Part of FEA and Scantling report where the Buyer want to see to be submitted to the Buyer for reference during the plan approval stage.

Upper deck plate from aft end to fore end to be at least 12mm.

Sea chest plating to be 3 mm above class rule requirement.

HMD

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TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT/CHEMICAL TANKER

1.1.2 WORKMANSHIP

1.1.2.1 ELECTRIC WELDING AND STRESS RELIEVING

Welding to be executed in accordance with the Builder's practice approved by the Classification Society complying with CSR.

Welding to be performed for the entire hull structure by manual, gravity, electro-slag or other automatic welding including one-side welding.

Non-destructive examination to be carried out to the satisfaction of the Classification Society NDT plan approved by Classification Society to be submitted to the Buyer for reference.

The stress relieving of the hull structure not to be executed except cast steel parts of the stern frame and rudder which shall be annealed at the casting shop.

Welding to be double continuous except in dry space and wet space covered with wall panel or insulation of the deck house where intermittent welding is adopted.

Mis-cut holes, the lack of alignment of joints and excessive gaps between surface of edges to be corrected in accordance with the Builder's standard and corrective measures to be approved by the Classification Society and the Buyer in line with IACS requirement and Construction Monitoring Notation of the Classification Society.

Excessive distortion of hull structure after fabrication due to welding to be corrected by means of line or spot heating and water cooling and/or as approved by the Buyer's representative on site.

Loose mill scale and excessive rust to be removed from the steel surface where welding is applied.

1.1.2.2 ACCESS OPENING AND TEMPORARY PIECES

Provisional access may be opened where required for access, communication and/or ventilation for the Builder's workers during the construction and to be closed by full penetration welding after completion of the building work.

Staging pieces, lifting lugs and their reinforcements considered not inconvenient for future service may remain according to the Builder's practice unless they are inconvenient for normal operation and maintenance of the vessel.

Staging pieces, lifting lugs and their reinforcements may remain subject to Buyer's approval.

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TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT/CHEMICAL TANKER

Weld and edge of remained legs/pieces in water ballast tanks after removing to be ground smoothly to the same standard as the remaining space.

The tank top and lower strake of the hopper and stool to have all attachments removed and ground smoothly and shall be MPI examined to ensure that no defects exists.

Temporary openings to be shown on the relevant structure drawings which will be submitted in due course.

A suitable NDT method to be used for examining the soundness of the welds in way of the temporary opening while for water tight boundaries vacuum testing shall be carried out.

Where access openings are cut in shell plating or watertight divisions the opening to be 100% examined by NDE means.

1.1.2.3 LEAK AND STRENGTH TEST FOR HULL TANKS

The testing schedule to be determined by the Builder on the basis of the building schedule and in line with the requirements of the Classification Society and submitted to the Buyer's representative for notification.

Structural testing shall not be carried out in lieu of leak testing of tank boundaries.

Leak testing shall be completed before application of the coating system.

Leak testing to be completed for fillet joints at block stage, pre-erection stage and erection stage as applicable.

In general, the leak test to be carried out by air using detective reagent soapy water on the building berth or fabrication stage except shop fillet joints and erection butt joints where air compression test and vacuum test can be done respectively at on-block stage before application of shop primer.

The structural strength test to be carried out for tanks selected by the Classification Society by filling with water during the construction or afloat at the Builder's convenience to ensure integrity of tank boundary. Tank Testing Plan and leak testing plan to be submitted to the Buyer.

The tank coatings to be completed and accepted on both sides of the tested boundaries before strength test, provided leak test carried out before coating.

Upon completion of structural testing in cargo tanks, all areas to be fresh water washed and cleaned as per Builder's standard.

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TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT/CHEMICAL TANKER

Structural testing for subsequent vessels not to be carried but only for selected tanks, subject to successful structural testing on the first vessel and the approval of the Classification Society.

1.1.3 CONSTRUCTION GENERAL

The structural details in general to be in accordance with the Builder's practice following the CSR and to be approved by the Classification Society.

Adequate drain holes and air courses to be provided in tanks in the internal structural members to ensure free movement of contents to suctions and of air to vents in accordance with the Builder's practices under the approval of the Classification Society and the approval of the Buyer except the standard of type of openings.

Connections of frames, beams, bulkhead stiffeners to brackets to be carefully managed to keep continuous welding.

The reinforcement for docking to be carried out according to the requirements of the Classification Society.

Docking plan should be submitted to the Buyer for approval. Heavy loads to be clearly identified on the construction drawings submitted for approval.

The decks under machinery and other heavy concentrated loads to be reinforced by the carling or welded doubler in accordance with the Builder's practice approved by the Classification Society.

The sharp free edges of all openings and stiffeners caused by gas cutting or other method leaving burr in water ballast tanks and cargo oil tanks and exposed decks to be treated with to the same standard as the surrounding space and complete removal of burr.

Edges in dedicated sea water ballast tanks, including peak tanks to be treated to a round radius of minimum 2mm, or subjected to three pass grinding or at least equivalent processes before painting in line with the requirements of IMO MSC.215 (82).

Edges in cargo oil tanks and slop tanks, including cargo residue tanks to be treated to a round radius of minimum 2 mm, or subjected to three pass grinding or at least equivalent processes if that is required from the paint manufacturer before painting in line with the requirements of paint manufacturer.

Stiffeners on WBT/HFO, where and if applicable, boundaries shall be located in the HFO side.

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TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT/CHEMICAL TANKER

All welding of coaming shall be continuous, except where noted to the drawing submitted for approval to the Buyer.

Small openings on upper deck exceeding 300 mm in diameter shall be properly reinforced and smoothly grinded with doubler plates or rings as necessary and in line with the Builder's practice.

At transition from longitudinal to transverse framing due attention to be paid to avoid hard points.

1.1.4 SHELL AND APPENDAGE

1.1.4.1 SHELL PLATING

The shell plate to be gradually tapered in thickness from midship to ends.

Where the thickness of the shell plate is different from adjacent plate, the edge of the thicker plate to be tapered at a suitable taper on the outside in accordance with the requirement of the Classification Society.

The bottom forward to be strengthened for rough sea based on the sea going on the normal ballast departure condition ***including ballast exchange condition by sequential method*** against bottom slamming in compliance with the requirements of the Classification Society and IACS Unified Requirements.

Flat plate keel to be fitted throughout the length of the vessel as far as practicable and sufficient reinforcement in way of docking brackets to be provided.

Shell plating to be increased by 3mm in thickness in way of hawse pipes and at the anchor rubbing areas according to the Builder's practice in compliance with the CSR requirement.

Adequate strengthening and external marking to be provided for shell structures for tug pushing areas.

At each tug pushing point, the vertical extent of reinforcement should take into account the full range of drafts with sufficient longitudinal extent to minimize accidental contact outside the reinforced area.

The extend of the load area shall extend vertically from the one(1)m below the normal ballast draft to four(4)m above the scantling draft and transversely at least one frame space forward and aft of the marked push point.

The location of the reinforced areas shall be clearly marked on the side shell by means of intermittent permanent welds and painted with white color on the surrounding shell plating.

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TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT/CHEMICAL TANKER

1.1.4.2 BILGE KEEL

Non-continuous type bilge keel to be fitted on bilge strake port and starboard through about 25% of the ship length in way of amidship.

Fore and aft ends of the bilge keel to be gradually tapered.

The bilge keel to be fitted on a ***continuous ground bar (double plate)*** and not directly on shell plating.

1.1.4.3 BOTTOM PLUG

Bottom plug to be provided and fitted for all double bottom ballast tanks, cofferdams, void spaces, peak tanks and cooling water tanks.

Two (2) bottom stainless steel SUS316L plugs to be provided in ballast tanks except for peat tanks, one (1) forward, and one (1) aft. In case of peak tanks, one (1) bottom plug to be provided at lowest location as practicable.

The location of each bottom plug along with its number shall be permanently marked by means of welding bead on the bottom plating.

Arrangement, marking and location of each bottom plug shall be in line with the requirement of the Classification Society for underwater inspection in lieu of dry docking. Relevant drawing (bulkhead and bottom marking) shall be prepared and submitted to both the Buyer and Classification Society for approval.

Bottom plug not to be provided for oil tanks.

Bottom plug material to be stainless steel (SUS 316L) and the size and detail design to be the Builder's standard.

Bottom plugs to be fitted as close as possible to the lowest point of each tank and to be kept clear of points where the keel block is laid beneath in dry dock.

Two(2) sets of spanner wrenches to be supplied for opening/closing of bottom plugs.

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TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT/CHEMICAL TANKER

1.1.4.4 BULWARK

The bulwarks of steel plate, suitably stiffened and fitted with stays at moderate space to be fitted on forward part of the forecastle deck and at front/side of the bridge wing.

The bulwark plating to be increased in thickness or to be reinforced by doubling in way of opening for the fairleads, mooring pipes in accordance with the Builder's practice approved by the Classification Society.

The upper edge of bulwarks to be reinforced with rolled sections or equivalent.

HMD

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TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT/CHEMICAL TANKER

1.2 AFT BODY CONSTRUCTION

The stern to be of open water type and to be designed to obtain adequate clearance for the propeller and to support the rudder.

Half round bars to be fitted to the aft of side shell in way of mooring fittings to prevent damage of mooring rope in accordance with the Builder's practice.

Steering gear room, marine gas oil storage tanks, fresh water tanks, aft peak tank and stern tube cooling water tank to be arranged as shown on the General Arrangement Plan.

Rope stowage space to be a part of the steering gear room.

Necessary eye plates for lifting of rudder and propeller to be provided on shell plate.

1.2.1 STERN FRAME

The stern frame to be fabricated with rolled steel and weldable cast steel partly.

The stern frame to be well connected to the shell plate by electric welding.

Stern tube of steel fabricated type with aft casting is to be welded in between the stern frame bossing-piece and the aft peak bulkhead.

Full penetration welds to be applied for connections of cast steel and shell plating for all such joints.

Stern tube cooling water tank to be arranged at lower part of the aft peak tank.

1.2.2 AFT PEAK BULKHEAD AND AFT PEAK TANK

The aft peak bulkhead to be of plane type with adequate stiffeners.

The aft peak tank to be designated as water ballast tank.

Stern tube cooling water tank to be arranged at lower part of the aft peak tank.

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TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT/CHEMICAL TANKER

1.2.3 RUDDER AND ITS ASSEMBLY

1.2.3.1 RUDDER AND PINTLE

The rudder to be of semi-balanced spade hanging type and streamline type and fabricated with rolled steel plate and weldable cast steel for securing the pintle and rudder stock.

Drain plugs to be fitted, one in top and the other in bottom.

The rudder to have a pintle made of forged steel with welded stainless steel sleeve(SUS 316L) by shrunk-on fitting.

Rudder bearing to be of phenolic resin or equivalent and no special lubricating device to be provided. The shrinkage fitting to be used for installation of the bushes into bearings.

Strength of the rudder and rudder pintle to be in accordance with the requirements of the Classification Society.

Welded jumping stopper piece to be provided below rudder horn and the clearance to be about 2 mm.

Watertight portable cover to be provided in rudder for inspection of the lower end of the rudder stock and pintle.

For rudder support, a cast steel or rolled steel with cast steel rudder horn to house the pintle to be arranged.

1.2.3.2 RUDDER STOCK

The rudder stock to be of straight type and one piece of forged steel with welded stainless steel sleeve(SUS 316L) in way of stuffing box by shrunk-on fitting.

Lower end of the rudder stock to be connected to the rudder by conical couplings.

Rudder trunk to be arranged below the steering gear deck with access through manhole in steering gear room.

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TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT/CHEMICAL TANKER

1.3 ENGINE ROOM AREA

1.3.1 DOUBLE BOTTOM

The double bottom in the engine room to be built on transverse framing system with solid floor with adequate number of openings for enabling proper access for inspection purposes within the engine room double bottom space.

Continuous longitudinal girders to be provided in the double bottom so that the main engine including thrust block can be set directly on the double bottom.

Main engine foundation to be strengthened in accordance with the maker's recommendation.

Necessary tanks and bilge wells to be properly arranged at suitable place in the double bottom.

Lubricating oil sump tank to be surrounded by the void space or cofferdam at sides and bottom.

Doubler plates to be fitted beneath each suction bell mouth for tanks touching the vessel's bottom shell.

Holes for drainage and air escape to be arranged at the lower and upper part of the side shell plate.

1.3.2 DECKS, SIDE SHELL AND ENGINE CASING

Upper deck to be longitudinally stiffened and side shell transversely or longitudinally stiffened.

Platform decks to be arranged in the engine room and suitable reinforcement shall be provided under heavy concentrated loads with brackets or carlings where necessary. The platform decks to extend from side to side with opening around main engine.

Openings in the platform decks of the engine room to be fitted with steel coaming.

Coamings around openings and machinery equipment shall be of flat bar with a height of at least 50mm.

Bulkheads and casing to be constructed of steel plate with vertical stiffeners and welded to the decks.

Deep beam and pillars to be arranged as required by the layout of machinery paying special care to minimize transmission of machinery vibration.

TK-17207-F-R1 HYUNDAI MIPO DOCKYARD 1-12

TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT/CHEMICAL TANKER

Pillars to be of the welded construction and not to be directly welded on decks but doubler plates to be used.

Lifting lugs for machinery equipment above 100 kgs to be fitted on top of each such machinery within the engine room, steering gear room, bosun store spaces.

Primary structural members to be arranged as required by the layout of machinery paying special care to minimize transmission of machinery vibration.

Proper reinforcement such as deep beams and/or pillars may be provided underneath heavy concentrated loads (carlings & brackets where necessary) reinforcing platforms and decks against vibrations.

1.3.3 TANK

Storage tanks, settling and service tanks for fuel oil and lubricating oil to be suitably arranged in the engine room.

Large tanks to be of the type integrated to the hull.

1.3.4 FUNNEL

The funnel to be of steel construction and fitted with vertical stiffeners and horizontal webs inside.

Funnel to be of squared type construction.

The funnel top plate to be sloped aft in order to assist drainage.

The thickness of the funnel top plating to be 3 mm above the minimum Class Requirements.

Funnel to have top roof with coamings around pipes and uptakes with suitable gravity drains to prevent water ingress in the engine room.

Flame screens to be provided for all funnel exhaust pipes.

Height of the exhaust pipe needs to be designed to avoid down draft soot.

TK-17207-F-R1 HYUNDAI MIPO DOCKYARD 1-13

321265/10.150.229.137/2017-10-31 08:28:51

TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT/CHEMICAL TANKER

1.4 CARGO AREA

1.4.1 GENERAL

The ship to have six (6) pairs of cargo tanks, one (1) pair of slop tanks, ***one (1) residual oil tank in slop tank starboard and*** six (6) pairs of water ballast tanks as shown on the General Arrangement Plan.

Transverse deck webs and deck longitudinals in way of cargo tanks to be fitted above deck. Deck stiffeners in ballast tanks outboard of longitudinal double skin bulkhead to be below deck.

Fatigue analysis report to be prepared from the Builder documenting fatigue life as per the Common Structural Rules requirements and submitted to the Classification Society for review and approval.

Critical details of the structure such as the following but not limited to be evaluated and included in the report:
-Side Shell longitudinal stiffeners connection to transverse members
-Hopper knuckle connection to Inner Bottom.
-Upper deck longitudinal members

Representative details outside the 0.4 L to be included.

The report to be submitted to the Buyer for review during the drawings approval stage.

1.4.2 BOTTOM AND SIDE CONSTRUCTION

1.4.2.1 BOTTOM SHELL AND INNER BOTTOM

Double bottom used for water ballast tanks to be arranged throughout cargo tanks as shown on the General Arrangement Plan.

Double bottom under the cargo tanks and slop tanks to be built with longitudinal framing supported by solid floors fitted at moderate space.

Tank top in way of cargo area to be of flat type except No.1 cargo hold. Tank top of No.1 cargo hold to have longitudinal slope as shown on the General Arrangement Plan.

Longitudinal girders to be arranged at moderate space.

Pump suction wells to be recessed into the bottom of cargo tanks.

TK-17207-F-R1 HYUNDAI MIPO DOCKYARD 1-14

TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT/CHEMICAL TANKER

Fit up inspections to be carried out for all lower hopper joints according to the Builder's practice and schedule and to be informed to the Buyer's representative and Class Surveyor for their attendance.

Double plate (10mm) to be provided under each suction bell mouth in ballast tank except peak tanks.

Connecting welds between the lower hopper plate and inner bottom in way of transverse webs (+/- 150mm from the transverse web) within the cargo area, except for the forward and aft transverse webs of transverse bulkheads to be of the partial penetration or full penetration type, as required from the Classification Society, and smoothly grinded.

1.4.2.2 SIDE CONSTRUCTION

The ship side throughout cargo tanks and slop tanks to be double skinned with longitudinal framing.

Tug-push area to be strengthened in accordance with the Builder's practice.

Longitudinal stiffeners on side shell end on outboard longitudinal bulkhead to be supported by vertical webs fitted at moderate space.

These vertical webs to be supported by horizontal stringers arranged throughout the cargo area.

1.4.3 BULKHEAD CONSTRUCTION

The oil-tight or watertight bulkheads to be arranged as shown on the General Arrangement Plan.

A longitudinal centerline bulkhead of the corrugated type with upper and lower stools to be arranged within cargo tanks and slop tanks area.

A longitudinal centerline corrugation bulkhead to be fitted without slant plates on the top of lower stool.

Two(2) side longitudinal bulkheads to be arranged to form the boundaries of the cargo tanks and slop tanks and the side longitudinal bulkheads to be supported by vertical webs and stiffeners fitted on side ballast tanks.

The transverse bulkheads to be of vertically corrugated type with upper and lower stools within the cargo tanks and slop tanks area and to be of the flat plate type with stiffeners within the water ballast tanks area.

TK-17207-F-R1 HYUNDAI MIPO DOCKYARD 1-15

TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT/CHEMICAL TANKER

Lower stool to be used as a water ballast tank.

The transverse corrugation bulkheads to be fitted without slant plates on the lower stool top.

The collision bulkhead, engine room front bulkhead and the aft peak bulkhead to be of plane type.

Details of the construction as required from CSR to be incorporated into the fatigue analysis mentioned further above in these specifications.

1.4.4 UPPER DECK CONSTRUCTION

The upper deck with a camber of about 650 mm in cargo area to be connected to the shell plating by the square gunwale.

Upper deck to be of welded construction and longitudinal framing system and stiffeners to be located outside of the cargo tanks and slop tanks.

The upper edges of the shear strake plating to be smoothly grinded as the Builder's practice.

Deck stiffeners in ballast tanks outboard of longitudinal double skin bulkhead to be below deck.

Deck transverse to be arranged above deck at moderate space as primary members.

Proper number of hatch openings, manhole openings and tank cleaning holes to be provided to cargo oil and ballast tanks.

The thickness of upper deck plate to be gradually tapered from midship to ends in accordance with the requirements of the Classification Society.

Gutter bar to be provided in accordance with the Builder's standard.

Ballast water treatment room to be provided as shown on the General Arrangement Plan.

The access hatch for cargo tank to be located aft or fore of the tank considering the arrangement of equipment on upper deck.

1.4.5 DECK STORE

Deck store to be provided as shown on the General Arrangement Plan.

TK-17207-F-R1 HYUNDAI MIPO DOCKYARD 1-16

TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT/CHEMICAL TANKER

1.5 FORE BODY

1.5.1 STRUCTURAL GENERAL

The fore body to consist of forecastle store spaces, fore peak tank, void space and chain lockers as shown on the General Arrangement Plan.

Framing at forward end to have deep floors, deep web frames and to be reinforced with side stringers, breast hooks and panting beams as required by the Classification Society.

The side frame in the forepeak tank to be arranged longitudinally or transversely.

The collision bulkhead to be of flat type stiffened by horizontal or vertical stiffeners supported by vertical webs or horizontal stringers fitted at suitable space.

1.5.2. FORECASTLE

The forecastle to be arranged as shown on the General Arrangement Plan.

The forecastle deck to be locally strengthened with carlings or doublers under the deck in way of deck machinery and mooring fittings as necessary.

1.5.3 FORE PEAK TANK

The fore peak tank to be designated as water ballast tank.

The tank to be arranged under the void space as shown General Arrangement Plan.

TK-17207-F-R1 HYUNDAI MIPO DOCKYARD 1-17

TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT/CHEMICAL TANKER

1.5.4 CHAIN LOCKERS

Self stowing chain lockers with bilge well under false bottom to be located as shown on the General Arrangement Plan.

The lockers to be of watertight construction and fitted with a perforated false bottom grating with one removable steel cover approximately 700 - 800 mm above the bottom of locker.

Ceiling and sparring not to be provided.

One (1) bolted type access manhole and platform to be arranged on the chain locker wall in way of bosun store for the inspection of locker and cables.

The chain cables to be secured by cable clench in bosun store.

The structure to be adequately stiffened for cable clench and provided with all necessary fittings.

The smooth operation of the chain and anchor to be fully proven by means of mock up test attended from the Buyer's representative for acceptance.

Bitter end in line with the requirements of the Classification Society to be provided for each locker. The quick release hook/end to be easily accessible within the bosun store space.

Chain locker plating (bottom and sides up to upper deck) to be determined based on the Builder's practice.

The thickness of the chain locker wall to be minimum 17mm and that of the false bottom minimum 20mm.

Suitable holes to be provided on false bottom plating to allow good drainage of mud and water.

TK-17207-F-R1 HYUNDAI MIPO DOCKYARD 1-18

TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT/CHEMICAL TANKER

1.5.5 HAWSE PIPES

The hawse pipes with adequate size bell mouth to be fitted in such a way that free anchor fall is secured.

The hawse pipes to be of diameter and length to easily house the anchor shank and shackle.

Hawse pipes are to be securely attached to thick, doubling or insert plates, by continuous welds.

Washing outfittings with three (3) jetting nozzles to be provided in each hawse pipe.

Castings to be of good quality and projections to be trimmed off and ground smooth.

Location	Part	Material
Bow side	Pipe	Fabricated steel
	Deck flange	Fabricated steel
	Bell mouth	Cast steel

Anchor to be stowed on the bell mouth.

The position of the bell mouth to be designed to have the clearance of min. 900mm between bow shell and anchor flukes lying inboard under the ship's upright condition on even keel.

The anchor not to strike the side shell while being lowered at a trim of 2% by the stern and heel of 1 degree.

Ship side bell mouth to be designed with no rubbing of anchor to side shell to vertical hanging condition.

Safety rail to be provided around hawse pipe opening on the f'cle deck.

Galvanized steel cover to be provided for chain pipe and hawse pipe.

TK-17207-F-R1 HYUNDAI MIPO DOCKYARD 1-19

TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT/CHEMICAL TANKER

1.6 DECKHOUSE

Exterior boundary walls to be of plane construction with vertical stiffeners.

Decks to be transversely and/or longitudinally stiffened.

Inside division bulkheads to be of vertically stiffened flat type or swaged type where suitable.

The edge of deck plating to be protruded outside boundary walls by about 15 mm and to be ground smooth.

The arrangement of internal webs, pillars and steel bulkheads to be specially considered to minimize vibration.

House walls except navigation bridge deck forward to be vertical.

Bridge wings to be extended to the full beam of the vessel and to be of open type construction with suitable supports as shown on General Arrangement.

Wind deflector to be provided on the front bulwark of bridge wing at side of the wheelhouse.

Painting lugs to be provided outside the bulwark top of bridge wings.

Deck house external passage ways and compass deck to be designed to avoid water accumulation from panel's buckling as per Builder's practice.

Nonferrous material shall be used only where specifically required by the Classification Society or Regulatory body.

Steel walls in deck house shall be welded to other members and shall be of watertight, gastight or non-watertight according to their respective function.

TK-17207-F-R1 HYUNDAI MIPO DOCKYARD 1-20

TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT / CHEMICAL TANKER

2 - MATERIAL PROTECTION

2.1 PAINTING

2.1.1 GENERAL

Descaling, shop priming, derusting and painting works to be carried out as outlined below and in accordance with the Paint manufacturer's agreed recommendation and the current Builder's practice. However, painting works for dedicated seawater ballast tanks to be carried out in accordance with Resolution of MSC.215(82), PSPC (Performance Standard for Protective Coatings) and IACS requirements for the PSPC implementation and requirements.

A detailed painting schedule specification to be prepared from the Builder and the Paint Manufacturer and submitted to the Buyer for approval, as far as water ballast tanks.

Inspection procedure for surface preparation and painting to be mutually agreed among the Buyer, the Builder and the Paint maker prior to beginning of works.

Inspection of surface preparation and coating processes for PSPC shall be agreed upon between the Buyer, the Builder and the Paint manufacturer and presented to the Classification Society for review.

The finish colour for hull to be in accordance with the Buyer's colour scheme.

The steel structure surfaces including welded beads to be painted before leak test, in general. However, fillet welding joint and erection seams/butts forming tank boundary to be painted after the joint has been examined either by compressed air test, vacuum test or tank air test as appropriate.

Pre-erection joints of hull blocks forming tank boundaries (butt and fillet) to be leak examined before the application of the coating system.

The adhesive tape may be used to protect the fillet joint and erection seams/butts waiting for leak test from contamination by surrounding painting. However this practice not to be applied for dedicated sea water ballast tanks.

The surface of materials other than steel and permanently enclosed space not to be painted unless otherwise specified.

Machinery, electrical equipment, fittings, valves, navigation equipment and furniture to be painted in accordance with the maker's standards unless otherwise specified.

The damaged parts of above machinery, equipment and outfitting after installation to be touched up with ***the proper painting system according to maker's standard.***

TK-17207-F-R1 HYUNDAI MIPO DOCKYARD 2-1

TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT / CHEMICAL TANKER

In general, the steel outfittings including pipes to be painted with one(1) coat of the Builder's standard epoxy primer (exposed part : 125 micr. and enclosed part : 75 micr.) and one(1) coat of finish paint same as surroundings and the steel outfitting including pipes for immersion area such as water ballast tank, fresh water and oil tank to be painted same as surrounding unless otherwise specified in these Specifications.

The inside of radar mast to be painted with one (1) coat of Builder's standard epoxy primer (125 Micr.) if not permanently enclosed.

The inside of vent ducts to be painted with one (1) coat of modified epoxy (150 Micr.) and one meter intake from outside to be painted with two (2) coats (300 Micr.)

All paints to be used for enclosed spaces and hull spaces/tanks shall be compatible with the shop primer applied.

In block fabrication stage, damaged parts due to welding where exposed to weather shall be touched up with the Builder's standard touch-up primer for the prevention of rusting during the construction as per the Builder's Practice.

The paint not to be applied during the periods of rain, snow, fog or mist in the open air and also not to be applied when the weather conditions may cause condensation i.e., when the relative humidity is above 85% and the steel temperature is lower than 3 °C above dew point except the case that paint maker has confirmed that a particular paint can be applied at such weather conditions.

The use of heater and dehumidifier to be maintained throughout the curing process of the coating system and during the application of paint to achieve suitable condition if necessary as the Maker's recommendation and the Builder's practice. Such to be declared to the Buyer's representative.

In case of the application of epoxy paint during the winter season, the Builder may use the winter type paint recommended by the paint maker.

The rubber channel of hatch covers, ventilator covers, weather tight doors and the likes shall be blasted to SA2.5 and applied with the full painting scheme prior to the installation of the rubber. Subcontractors to be informed accordingly.

All contractors used by the Builder for corrosion prevention system applications must be pre-qualified and approved by the Buyer and approved from the Official Inspector as per PSPC.

TK-17207-F-R1 HYUNDAI MIPO DOCKYARD 2-2

TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT / CHEMICAL TANKER

2.1.2 TREATMENT OF STEEL SURFACE

2.1.2.1 PRIMARY SURFACE PREPARATION

Steel plates shall be clean and free from defects such as, but not limited to, mill-roller inclusions, de-lamination, projections, etc. Any defects to be corrected before the plate enters the pre-construction priming process. Further, the steel plate shall not be corroded beyond ISO 8501-1:1988 rust grade B, and be free from pitting.

Steel plates shall be free from water soluble contamination (WB tank and underwater hull : 50mg/m^2, other areas : 100mg/m^2 as NaCl, grease, oil and other foreign material. Any grease or oil contamination to be removed using an approved detergent.

The hull structural steel of 6.0 mm thickness and above to be shot-blasted to SIS Sa 2 1/2 by ISO 8501-1 to a profile depth range of 30-75 microns, ISO 8503-1 and 2, or as recommended by the coating manufacturer, and immediately coated with one(1) coat of 15 microns inorganic zinc silicate type shop primer, compatible with the paints specified and approved from the paint supplier.

The Builder's standard shop primer shall be applied.

Grit-blasting to SIS Sa 2 1/2 may be applied instead of the shot-blasting for the hull structural steel when the shot-blasting is considered impracticable, provided that the produced profile is in compliance with ISO 8501-1 to a profile depth range of 30-75 microns, ISO 8503-1 and 2, or as recommended by the coating manufacturer.

The hull structural steel below 6.0 mm thickness to be grit-blasted to SIS Sa 2 1/2.

The steel surface of fittings such as pipes, masts, pipe supports, grating supports and auxiliary machinery seats to be generally power tool cleaned with the wire brush or disc sander or pickled prior to main coating in accordance with the Builder's practice.

All edge preparation and grinding to be completed at block stage. After completing construction of the pre-fabricated block, inspection of the block shall take place and all corrections made to ensure construction and workmanship.

Inspection shall ensure that all edges e.g. flame cut edges, stiffeners and openings such as slots, scallops, drain holes, air holes and any other sharp edges are broken and/or rounder to the required standard.

All weld spatters and slag shall be removed at block stage and in accordance with PSPC requirement.

TK-17207-F-R1 HYUNDAI MIPO DOCKYARD 2-3

TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT / CHEMICAL TANKER

2.1.2.2 SECONDARY SURFACE PREPARATION

Before the first coat is applied, damaged area of shop primer due to welding, burning, rubbing, etc., and the rusted steel surface to be treated in accordance with the following table.

Area		Block Stage	Pre-Erection/ Dock/Quay Stage
Underwater hull		SIS St 3 or Sa 2 1/2 (#1)	SIS St 3
Topside		SIS St 3 or Sa 2 1/2 (#1)	SIS St 3
Weather deck		SIS St 3	SIS St 3
Deckhouse	Exterior	SIS St 3	SIS St 3
	Interior	SIS St 2	SIS St 2
E/R interior		SIS St 2	SIS St 2
Water ballast tanks		SIS Sa 2 1/2	SIS St 3 or Sa 2 1/2 (#2)
Fresh water tanks		SIS Sa 2 1/2	SIS St 3
Cargo and slop tank		-	SIS Sa 2 1/2
Other tanks	F.O., G.O. and L.O. tanks	Builder's practice (Dry and cleaning)	Builder's practice (Dry and cleaning)
	The others	SIS St 3	SIS St 3
Others		SIS St 2	SIS St 2

Note to (#1): In general, blast cleaning to Sa 2 1/2 to be applied, but power tool cleaning to St 3 may be applied according to the Builder's workload

Note to (#2): Blasting to be applied in accordance with PSPC requirement.

The visible zinc salt on intact shopprimed surface to be treated in accordance with the Builder's practice.

Flame cut edges of structural members in water ballast tanks and fresh water tanks to be ground off to three (3) pass grinding or equivalent according to PSPC requirement.

The prepared surface is to be checked at random base for salt contamination after blast cleaning and prior to coating (Water ballast Tanks : 50mg/m2, Cargo Tanks and underwater hull : 70 mg/m2, other areas 100 mg/m2 as NaCl as per ISO 8502-9) or stricter if such is required from the paint manufacturer. However salt measurement for water ballast tank to be made in accordance with the requirement of IMO MSC.215 (82).

TK-17207-F-R1 HYUNDAI MIPO DOCKYARD 2-4

TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT / CHEMICAL TANKER

Dust to be removed as follows:

- Other area than water ballast tank : in accordance with paint maker's recommendation.
- Water ballast tank ; in accordance with PSPC requirement.

According to the PSPC rule requirement, Dust quantity rating "1" to be applied for duct size class "3", "4" or "5" according to the IMO PSPC. Lower duct size classes to be removed if visible on the surface to be coated without magnification. Lower duct size classes less than "3" are invisible on the steel surface unless they are accumulated in large quantity.

2.1.2.3 SURFACE CLEANING BEFORE OVERCOATING

The surfaces to be cleaned of oil, moisture, dust and other foreign materials with thinner, fresh water, wire brush or compressed air prior to coating.

For dedicated water ballast tanks, inspection from the Official Inspector and Buyer's representative shall be carried out after surface preparation, first coat and final coat.

TK-17207-F-R1 HYUNDAI MIPO DOCKYARD 2-5

TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT / CHEMICAL TANKER

2.1.3 APPLICATION OF PAINTING

Painting work to be carried out by airless spray generally. However the brush or roller to be used where it is impracticable and/or difficult to use spray.

Mixing and thinning of the paint material and interval of painting to be in accordance with the maker's recommendation.

A detailed painting schedule, paint type, number of coats and any other relevant information shall be included in the list of drawings to be submitted to the Buyer for approval.

The painting schedule specified hereunder may have alteration in number of coats and the dry film thickness in accordance with the recommendation of the paint maker selected. And the painting specification to be submitted to the Buyer for approval

Stripe coating for welding to be applied as per Builder's Practice for other area than salt water ballast tank and PSPC requirements for dedicated seawater ballast tank.

In the edges of small holes such as slots, scallops, drain holes, air holes, and corners of flame burnt free edge of structural members, the dry film thickness may not always be the specified. However one (1) stripe coat to be applied after first coat on such edges for underwater hull and exposed weather part by roller or brush according to the Builder's practice, and stripe coats. For water ballast tanks and fresh water tanks, one stripe coat after each coat (total two (2) stripe coats) to be applied according to the IMO MSC. 215(82) PSPC requirement.

For cargo tanks and slop tanks, the stripe coat to be applied after 1st and 2nd coat with contrast color and final stripe coat to be of the same color as the final coating (total three(3) stripe coats).

The painting of the exposed structural steel surface such as shell plating, deck house, funnel, etc and of living space and passages in living quarters to be free from sags and obvious color changes including rough surface conditions.

In particular disc sanding to be used to remove impurities and feather back the edge to proper coating but always paint manufacturer's instruction.

After the specified coating is applied, the damaged parts of paint film to be repaired at proper time. When such a damage reaches to the steel surface and rust occurs, the surface to be cleaned by the wire brush and/or disc sander and to be coated same as surrounding hull.

When such a damage does not reach to the steel surface, the surface to be touched up with same as surrounding hull to the specified film thickness.

TK-17207-F-R1 HYUNDAI MIPO DOCKYARD 2-6

TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT / CHEMICAL TANKER

The damaged parts of galvanized steel surface to be touched up with one(1) coat of Builder's standard zinc-rich primer, unless otherwise specified in these Specifications. However, in case of the galvanized steel specified to be coated in these specifications, the damaged parts to be touched up with same as surrounding.

Galvanized pipes and handrails to be painted as follows,

- On weather exposed deck ; to be painted with suitable primer and finish paint as per Builder's practice
- In water ballast tanks and cargo tanks ; to be painted with same finish paint as surrounding according to the Builder's practice, for cosmetic purpose.

The dry film thickness specified in Section 2.1.4 Painting Schedule to be attained on at least 85% of the measuring points and at least 85% thickness of specified one to be attained on remaining 15% measuring points.

Dry film thickness to be measured after completion of anti-corrosive coating or final coating in accordance with the Builder's practice But 90/10 rule to be applied to water ballast tank as per IMO MSC.215 (82) and cargo oil tanks.

Sample Dry film thickness to be measured after completion of each coat for water ballast tanks and cargo tanks while for other areas to be measured after completion of the application of the anti-corrosive coating, in accordance with the Builder's practice.

For water ballast tanks and cargo tanks, maximum dry film thickness to be in accordance with the selected paint manufacturer's recommendation. The Paint Manufacturer's recommendation to be included in the painting specification.

No measurement of dry film thickness to be made for machinery, equipment, outfitting, pipes with nominal diameter of 200 mm and below, pipe supports, machinery seats, small fittings and plate edges.

Small outfitting and fittings may be galvanized instead of painting as per the Builder's own discretion.

TK-17207-F-R1 HYUNDAI MIPO DOCKYARD 2-7

TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT / CHEMICAL TANKER

Application of Non-slip paint to be as follows:
Non-slip painting shall be applied to the following areas exposed to weather:

- Walk-way on upper deck as required by SOLAS
- Working areas around the mooring equipment such as anchor chain, compressors, bollards, remote control stand
- Suez search light platform
- Both end areas of cross-over way
- Entrance areas of door
- Pilot access route
- Upper and lower end areas of inclined ladder
- Safe Access to the Bow
- Mooring winch in way of warping heads
- Forward mooring deck, aft sunken mooring deck, cargo manifold area and compressor room floor
- Steering gear room floor

Abnormal and excessive film formation to be treated properly in accordance with the paint manufacturer recommendation.

Regarding Inspection of Water ballast tanks

- The Qualified Coating Inspectors as officially verified and accepted from the Administration prior to the commencement to the construction to perform in line with Sections 6 and 7 of MSC.215.

- The Qualified Coating Inspectors to inspect surface preparation and coating application during the coating progress by carrying out as a minimum those inspection items identified in section 6.2 of MSC.215 to ensure compliance with IMO MSC.215(82).

- Representative structural members to be non-destructively examined for coating thickness. The inspector to verify that appropriate collective measures have been carried out.

TK-17207-F-R1 HYUNDAI MIPO DOCKYARD 2-8

TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT / CHEMICAL TANKER

2.1.4 PAINTING SCHEDULE

Location	Coat(s)	Total D.F.T.(micr.)

2.1.4.1 BOTTOM

1) Flat bottom (up to bilge keel level)

Epoxy primer	1	150
Epoxy tie coat	1	100
Tin free S.P.C. A/F	(*)	(**)

2) Side bottom (up to scantling draft)

Epoxy primer	1	150
Epoxy tie coat	1	100
Tin free S.P.C. A/F	(*)	(**)

Note > (*) & (**) : Number of coats & Dry film thickness of Tin free SPC A/F paint to be decided in accordance with the paint maker's recommendation based on five (5) year service lifetime.

The performance guarantee for coating including extended guarantee through paint manufacturer to be as follows;
- Anti-fouling paint : five (5) years

For above coating guarantee, the Builder will guarantee for one (1) year from the delivery of vessel, then the Paint maker will guarantee for extended period from one (1) year after the delivery of the vessel.

2.1.4.2 TOPSIDE

Epoxy primer	1	***200***
Polyurethane finish	1	65
Polyurethane finish	1	***60***
	Total	***325***

TK-17207-F-R1 HYUNDAI MIPO DOCKYARD 2-9

TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT / CHEMICAL TANKER

2.1.4.3 EXPOSED AREA

1) Weather deck

Epoxy primer	1	100
Epoxy finish	1	100
	Total	200

2) Deckhouse

(1) Wall and overhead

Epoxy primer	1	100
Polyurethane finish	1	65
Polyurethane finish	1	60
	Total	225

(2) Deck

Epoxy primer	1	100
Epoxy finish	1	100
	Total	200

3) Funnel

(1) Outside

Epoxy primer	1	100
Polyurethane finish	1	65
Polyurethane finish	1	60
	Total	225

(2) Inside

Heat resistant type epoxy	1	125

4) Platform, mooring fitting, deck machinery, handrail, stanchion and outside of pipe / ventilator / mast / post (bare steel)

Builder's standard epoxy primer	1	***150***
Same as surrounding finish coat		

5) Inside of ventilator

Builder's standard epoxy primer	***2***	***200***
	Total	***200***

TK-17207-F-R1 HYUNDAI MIPO DOCKYARD 2-10

TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT / CHEMICAL TANKER

2.1.4.4 ACCOMMODATION AREAS

1) Accommodation and Store

(1) Wall, overhead and deck (Bare steel)

Alkyd primer	1	70
Alkyd finish	1	50
	Total	120

(2) Behind Lining

(A) Inside of weather exposed part and up to 300 mm inside thereof

Ceramic zinc primer	1	25

(B) Remaining part

No paint

(The shop primer damaged parts caused by welding and burning to be touched up with zinc shop primer according to the Builder's practice.)

(3) Behind Sprayed type insulation

No paint

(The shop primer damaged parts caused by welding and burning to be touched up with zinc shop primer according to the Builder's practice.)

(4) Steel decks below the deck covering

(A) Wet space and cementing area

Tar free epoxy	***1***	***75***

(B) Other area (Latex, etc.)

No paint

2) Refrigerated provision chamber / Gutter way

Epoxy primer	1	125
Epoxy primer	***1***	***125***
	Total	***250***

3) Battery room

Modified epoxy	***1***	***125***
Modified epoxy	***1***	***125***
	Total	***250***

TK-17207-F-R1 HYUNDAI MIPO DOCKYARD 2-11

TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT / CHEMICAL TANKER

2.1.4.5 ENGINE ROOM AND STEERING GEAR ROOM

1) Wall, overhead and deck

Alkyd primer	1	70
Alkyd finish	1	50
	Total	120

2) Tank top (below lowest stringer)

Tar free epoxy	1	100
Tar free epoxy	1	100
	Total	200

3) Behind lining / insulation

Alkyd primer	1	70

4) Behind insulation (E/Room ceiling part only)

Ceramic zinc primer	1	25

5) Oil / Water coaming compartment

Tar free epoxy	1	200

2.1.4.6 CARGO, SLOP *AND RESIDUAL OIL* TANKS

Phenolic epoxy	3	300
	Total	300

TK-17207-F-R1 HYUNDAI MIPO DOCKYARD 2-12

TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT / CHEMICAL TANKER

2.1.4.7 TANKS

1) Water ballast tanks

Modified epoxy	2	320
	Total	320

Coating (paint material, number of coat and DFT) of Permanent Means of Access arrangements to comply with the PSPC requirement.
All coated outfitting in ballast tanks to be coated with same paint material, number of coats and dry film thickness as surrounding according to PSPC requirement.

2) Fresh water tanks

Holding primer	1	50
Solvent free epoxy	1	300
(Paint maker ; Builder's standard maker)	Total	350

3) Fuel oil, Gas oil and Lub. oil tanks

Anti-rust oil

4) Bilge tanks in Engine room

Tar free epoxy	1	125
Tar free epoxy	1	125
	Total	250

5) Stern tube cooling water tank

Tar free epoxy	2	300
	Total	300

6) Main Engine L.O Sump tanks

Modified Epoxy	1	100
Modified Epoxy	1	100
	Total	200

2.1.4.8 MACHINERY AND EQUIPMENT

- Engine room machinery and Electric equipment ;
  According to the maker's standard,

TK-17207-F-R1 HYUNDAI MIPO DOCKYARD 2-13

TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT / CHEMICAL TANKER

2.1.4.9 MISCELLANEOUS

1) Void space and cofferdam

Tar free epoxy	1	150

2) Chain locker

Tar free epoxy	2	300
	Total	300

3) Rudder

(1) Outside
Same coating system as Bottom

(2) Inside
Volatile corrosion inhibitors powder

4) Rudder trunk

Epoxy primer	1	150
Epoxy tie coat	1	100
Tin free S.P.C. A/F	(*)	(**)

5) Sea chest inside

Same coating system as surrounding hull

6) Other store and workshop

Alkyd primer	1	70
Alkyd finish	1	50
	Total	120

7) Anchor and anchor chain

According to the maker's standard.

8) Draught mark and Freeboard mark on side shell above scantling draft

Same as surroundings and additional same as surrounding final coat (1 x 40micr.)

TK-17207-F-R1 HYUNDAI MIPO DOCKYARD 2-14

TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT / CHEMICAL TANKER

9) Mark on side shell below scantling draft

Same as surroundings and final coat (1) of vinyl long life A/F (100micr.)

10) Ship's name, Funnel mark, etc

Same as surroundings and additional same as surrounding final coat (1 x 40micr.)

2.1.4.10 STRUCTURES AND OUTFIT ON EXPOSED WEATHER DECK

1) Bulwark inside

Same as exposed deck

2) Bulwark outside

Same as topside

3) Deck Machinery and CRANES

Maker's standard

2.1.5 CATHODIC PROTECTION

ICCP(Impressed current cathodic protection) system to be provided for underwater hull according to the Builder's practice and/or maker's standard as following design condition.

- Surface mounted type
- Mean current density ;
  underwater hull : $35mA/m^2$
  propeller : $600mA/m^2$

TK-17207-F-R1 HYUNDAI MIPO DOCKYARD 2-15

TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT / CHEMICAL TANKER

2.1.6 GALVANIZED PIPES AND GALVANIZED OUTFITTING

Galvanizing to be applied for items which are to be galvanized as described throughout these specifications.

The galvanizing to be done by hot dip method to the thickness of about 55 microns except bolts, nuts, screws etc which may be either electroplated or hot dip galvanized as per the Builder's practice.

Damaged area of galvanizing part cause by the electric welding mechanical damage, etc. to be touched up by one (1) coat of epoxy zinc rich primer , unless otherwise specified in these Specifications.

1) Inside the enclosed space
No paint

2) On the exposed weather deck

(1) Pipe (Including stainless steel pipe), platforms, handrails and stanchions

Epoxy primer	1	75
Same as surrounding finish coat	1	50

(2) Outfitting
No paint

TK-17207-F-R1 HYUNDAI MIPO DOCKYARD 2-16

TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT/CHEMICAL TANKER

3 - HULL OUTFITTING

3.1 MANOEUVRING SYSTEM

3.1.1 STEERING GEAR

One (1) set of electro-hydraulic, rotary vane type steering gear to be installed in the steering gear room.

The steering gear to consist of vane motor, two sets of hydraulic power unit and integrated hydraulic oil piping and instruments.

The steering gear to be designed and equipped in accordance with the requirements of the Classification Society and the Regulatory Bodies.

The steering gear to be actuated normally in conjunction with vane motor by one of the power units, while the other unit to be of stand-by.

Each power unit to consist of a fixed displacement type hydraulic oil pump, electric motor and hydraulic oil tank with low-level alarm switch.

The steering gear to be capable of putting the rudder from 35 deg. on one side to 35 deg. on the other side with the vessel running ahead with the maximum continuous rated power of the main engine.

The capacity of each power unit to be suitable for supplying the sufficient power for steering the rudder from 35 deg. on either side to 30 deg. on the other side within 28 seconds under the above condition.

The steering gear to be incorporated with auto pilot system.

In case of main power failure, electric power to be fed from emergency generator to the one of the power units automatically within 45 seconds in order to steer the rudder and be capable of putting the rudder over from 15 degrees on one side to 15 degrees on the other side in not more than 60 seconds with the ship and running ahead at one half of the maximum ahead speed or 7 knots, whichever is the greater.

In case of single failure in piping and/or power unit itself, the defected circuit to be isolated automatically in order to regain the steering capability.

A low level switch to be provided for oil tank to give audible and visual alarm on bridge and in the E.C.R.

One (1) set of storage oil tank to be provided in accordance with the requirements of the Classification Society and Regulatory Bodies.

TK-17207-F-R1 HYUNDAI MIPO DOCKYARD 3-1

TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT/CHEMICAL TANKER

The relief valves to be fitted in hydraulic system in order to avoid an undue rise in pressure above design pressure.
Hydraulic oil from relief valve to be led into the tank.

The piping between the pumps and vane motor to be of seamless steel with wide sweep at the bends and flanges.

The mechanical type rudder angle indicator to be fitted on the steering gear body.

The angular position of the rudder to be indicated as shown on the section 8.4.3.

The rudder angle indicator to be independent of the steering gear control system, and readily visible from the control position.

The rudder stopper to be fitted at the steering gear to prevent the rudder being hard over at 37 deg. on both sides.

The steering gear to be connected to the rudder stock by a keyless hydraulic method or equivalent.

The material and construction to be in accordance with the maker's standard and the requirements of the Classification Society.

TK-17207-F-R1 HYUNDAI MIPO DOCKYARD 3-2

TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT/CHEMICAL TANKER

3.2 ANCHORING AND MOORING EQUIPMENT

3.2.1 DECK MACHINERY

Hydraulic, high pressure, non auto-tension type, deck machinery to be provided as shown on the General Arrangement Plan.

Pressure rating to be in accordance with the maker's standard.

The reduction gear for cable lifter part to be of open type with the protector and other reduction gear for the mooring winch to be of enclosed type.

Each deck machinery to be fitted with two halves type hand-operated friction band brake of non-asbestos and clutch operated locally.

The brake holding force to be in accordance with the requirements of the Classification Society, OCIMF MEG 3rd edition 2008.

Material of brake drum surface of windlass and mooring winch to be stainless steel (SUS304).

The warping head to be of cast iron of smooth barrel tube type without whelp and to be directly connected to the driving shaft without clutching device.

The clutch to be arranged to permit operation of the warping head while the mooring drum remains stationary.

The control handle combined with control valve to be provided near the driving motor of windlass or mooring winch and mooring winch/windlass to be able of being operated at each machine side

Mooring winch to be designed based on the mooring rope as shown on the section 3.2.3.1.

One (1) set of brake test kit for mooring winches to be provided as per OCIMF recommendation and holes for brake tests to be provided at the flange of mooring drum.

Seat of deck machinery to be of open type steel construction with height as low as possible.

The resin chock (Philadelphia resin or equivalent) to be used for the foundation/installation of mooring winch, while steel liner chock to be used for cable lifter part of windlass.

TK-17207-F-R1 HYUNDAI MIPO DOCKYARD 3-3

TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT/CHEMICAL TANKER

The material of main parts of windlass/mooring winch to be as follows:

Cable lifter	Cast steel
Mooring drum	Mild steel
Warping head	Cast iron
Shaft	Carbon steel
Clutch for Cable lifter	SCM440
Clutch for Mooring winch	Cast steel

The construction and other material to be in accordance with the requirements of the Classification Society and the maker's standard unless otherwise specified.

Oil coaming to be provided around hydraulic motor and gear box of deck machinery 75 mm high x 6 mm thick with drain plug and mooring winch/windlass to be able of being operated at each machine side

Platforms for mooring winches and windlasses operation to be provided with (bolted type) rails such that to prevent the operators to fall back but the rails not to touch the wiring in case of SPM or other normal for the vessel mooring operation.

3.2.1.1 COMBINED WINDLASS/MOORING WINCH

Two (2) sets of separate type windlass combined with the mooring winch to be installed as shown on the General Arrangement Plan.

Each windlass to be designed to obtain a line pull according to the requirements of the Classification Society at average hoisting speed of 9 meter per minute on the cable lifter at individual operation of the cable lifter ***from a depth of 120 meter.***

The windlass to have one (1) cable lifter, two (2) mooring drums and one (1) warping head as shown on the section 3.2.1.2.

The cable lifter and mooring drum to be operated independently each other by mechanical locking clutch.

TK-17207-F-R1 HYUNDAI MIPO DOCKYARD 3-4

TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT/CHEMICAL TANKER

3.2.1.2 MOORING WINCH

The following mooring winches to be provided as shown on the General Arrangement Plan.

Location	No.	Rated capacity (ton x m/min.)	Combination	
			Mooring drum	Warping head
Forecastle deck	#2	16 x 15	2	1
Upper deck mid	2	16 x 15	3	2
Upper deck aft	3	16 x 15	2	1

The mooring winches on forecastle deck marked "#" on above table to be combined with the windlass.

The rated capacity of each mooring winch to be obtained on the first layer of the drum at operation of single drum.

The mooring drums to be of split type.

Electro-hydraulic, high pressure, non auto tension type machinery to be provided with manual spring applied friction band brake to be provided for mooring drum.

Slack rope speed to be about 45 m/min

Mooring winch and mooring fittings to be designed based on the following aspects in consideration of "Mooring Equipment Guidelines, 3rd Edition Section 7.8.1.

- Minimum rated winch pull to be about 23% of the line's MBL
- Minimum rated speed to be about 0.25 m/sec
- Minimum light line speed to be about 0.75 m/sec
- Winch brake to be capable of holding 80% of the line's MBL with provision or adjustment to 60% of the line's MBL
- Winch drum to have a minimum diameter of sixteen(16) times the rope diameter (Based on 28 mm diameter steel wire rope)
- The tension section of split drum to be wide enough for ten (10) turns of line (Based on 28 mm diameter steel wire rope)
- Winch brake to be of manual band applied type
- Winch brake test provision (testing hole at mooring drum flange and seat for test kit) to be incorporated into the winch design.
- The strength of structural winch components to be based on the mooring line's MBL
- Maximum brake holding force to be marked on the name plate

TK-17207-F-R1 HYUNDAI MIPO DOCKYARD 3-5

TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT/CHEMICAL TANKER

Vessel's mooring arrangement & equipment shall be based on the requirements applied in OCIMF MEG 3rd Edition Section 2, relating to mooring restraint and environmental criteria as far as practicable.

The mooring force calculation and winch brake test manual shall be submitted to the Owner for reference.

The brake test of all mooring winches including mooring winches of windlass shall be performed on board and adjusted to 60% of MBL.

3.2.1.3 HYDRAULIC POWER UNIT FOR DECK MACHINERY

The hydraulic power system for windlasses and mooring winches to be supplied by hydraulic power unit for cargo pumping system in accordance with the maker's recommendation.

The windlass to be designed for operating either one (1) cable lifter or one (1) mooring drum at rated capacity, while a mooring winch to be designed for operating one (1) mooring drum at rated capacity.

The forward branch hydraulic line and system to be suitable for operating one (1) cable lifter or two (2) mooring drums simultaneously at rated capacity, while the aft branch hydraulic line and system to be suitable for operating two (2) mooring drums simultaneously at rated capacity.

When two (2) cable lifters are operated simultaneously, the load and speed may be decreased according to the available power from the hydraulic power pack unit and system for cargo pumping system.

3.2.2 ANCHOR AND ANCHOR CHAIN

The anchor and chain cable to be provided in accordance with the requirements of the Classification Society.

The anchor weight and length/diameter of chain cable described hereunder to be determined in accordance with the final equipment number of the Classification Society at detail design stage.

The anchor shall not strike the side shell while being lowered at a trim of two (2) degree by the stern and heel of one(1) degree and ship side bell mouth shall be designed with no rubbing of anchor to side shell to vertical hanging condition. The clearance between the side shell and the anchor flukes lying inboard shall be approx. 800 mm at vessel at even keel.

Protective guard rails shall be provided around the hawse pipe opening on the forecastle deck consisting galvanized rails and protection cover (galvanized) of the open end of hawse pipe shall be provided as well.

TK-17207-F-R1 HYUNDAI MIPO DOCKYARD 3-6

TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT/CHEMICAL TANKER

3.2.2.1 ANCHOR

Two (2) sets of stockless HHP type bow anchor to be provided according to the requirements of the Classification Society.

The anchor shackle to be attached at the anchor ring.

The material of anchor to be of cast steel.

3.2.2.2 ANCHOR CHAIN

One (1) set of flash butt welded stud link chain cable of extra high strength steel (grade 3) to be provided.

The diameter and length of the anchor chain cable to be determined in accordance with the final equipment number of the Classification Society.

The chain cable to be connected to the anchor by forerunners with swivel and Kenter type joining shackle.

One end of each anchor chain to be fastened and/or released by a cable clench on the chain locker wall.

The chain to be marked with white paint and stainless steel band at stud in the last link of every unit length (about 27.5 m).

Accessories and spare parts for anchor chain to be supplied in accordance with the maker's standard and to be stowed in bosun's store.

2 - Spare Kenter shackle
1 - Spare anchor shackle
5 - Spare taper pin for Kenter shackle
1 - Spare taper pin for anchor shackle
1 - Shackle punch
1 - Pin punch
2 - Hammer
4 - Chain hook
1 - Disengaging tool for Kenter shackle

TK-17207-F-R1 HYUNDAI MIPO DOCKYARD 3-7

TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT/CHEMICAL TANKER

3.2.2.3 CHAIN COMPRESSOR

One (1) set of roller type chain compressor to be arranged between each hawse pipe and windlass.

The chain compressor to be of welded steel construction with a cast steel roller and bar type stopper.

Necessary turnbuckles and steel wire ropes to be provided for fastening the anchor chain.

The gap between anchor chain and stopper to be adjusted by removable steel plated maximum adjustment 100 mm.

3.2.3 MOORING ROPE AND FITTING

3.2.3.1 MOORING ROPE

The mooring ropes approved by the Classification Society to be supplied as follows:

Mooring rope - Mixed fiber rope (P.P + Polyester, B.S.: 53 tons),
55 mm dia. x 200 m x 12 sets

Each set of above mooring rope to be stowed on each mooring drum

One(1) end of the mooring rope to be fitted with eye splice.

Fire wire - Galvanized steel wire rope (6 x 36, IWRC),
28 mm dia. x 45 m x 2 sets with manual driven wire reel.

Heaving rope – Nylon rope, 8 mm dia. x 50 m , with sand gab, 6 sets

The mooring ropes other than mentioned above to be supplied by the Buyer.

TK-17207-F-R1 HYUNDAI MIPO DOCKYARD 3-8

TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT/CHEMICAL TANKER

3.2.3.2 CHAFING BAR

The chafing bar(Half round bar) to be fitted around the mooring fittings so that the mooring ropes as well as coating on the hull plate can be protected under the mooring condition.

3.2.3.3 SPM AND EMERGENCY TOWING FITTING

One (1) set of tongue type bow stopper (200 tons SWL) (with yield safety factor 2.0 SWL as per MEG Appendix E2, 200 ton SWL), bow chock and 76 mm dia. chafe chain (abt. 8.0 m long) to be provided for SPM and emergency towing in accordance with OCIMF 4th edition 2007 and SOLAS recommendation for employed in the Bow Mooring of Conventional Tankers at Single Point Moorings. (Chafe chain to be properly secured near the bow stopper or bulwark according to the Builder's practice)

The mooring drum on the combined windlass/mooring winch on port side to be capable of hoisting of the SPM pick up rope including storage capability of 220 m long of 28 mm diameter steel wire rope and 150m of 80mm dia pick up rope on one mooring drum as shown on the General Arrangement.

One (1) set of emergency towing system to be provided on upper deck aft in accordance with SOLAS consisting of pick-up gear, towing pennant, air motor driven storage drum and strong point (200 ton SWL).

For "OCIMF-Recommendations for ship's fittings to use with tugs" in EXXONMOBILE requirements, each one (1) set of enclosed chock and bitt only to be provided at stern, and the fittings to be designed for combined use with emergency towing system according to Builder's practice and OCIMF MEG 3rd Edition Section 3.4.

The following fixed fittings for harbor towing to be provided with certificate at Tug push points on each side (P&S).
Closed chock (500 x 400, SWL 92 ton) : 3sets
Bollard (500mm dia., SWL 92 ton) : 3 sets

3.2.3.4 MOORING FITTING

The mooring fittings to be arranged in accordance with the General Arrangement Plan and in full compliance with OCIMF recommendation as for recommended SWL, load position, safety factor and test load.

The mooring arrangement to be as symmetric as possible.
However, the mooring arrangement can be slightly changed during the detail design stage in accordance with the Builder's practice.

TK-17207-F-R1 HYUNDAI MIPO DOCKYARD 3-9

TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT/CHEMICAL TANKER

The mooring fittings to be designed to apply one (1) mooring rope as per normal mooring practice.

The safe working load (SWL) of mooring fitting to be based on minimum breaking load (MBL) of the mooring rope.

The moving parts to have grease nipples.

The construction, material and dimension of the mooring fittings except otherwise specified in this Specifications to be in accordance with the Builder's standard.

All the surfaces of the fittings in contact with the mooring ropes to be ground smoothly so that the mooring ropes can be protected from wearing.

The foundation for mooring fittings to be provided where necessary.

Bollard	The bollards to be of the double head type and of welded construction with steel pipe or steel plate according to the Builder's standard. Size of bollard: 400 mm dia. for mooring. 315 mm dia. for manifold
Deckstand roller	Roller on pedestal to be provided for changing the direction of mooring line. The rollers to be efficiently lubricated with grease. Material: Cast iron (roller) Mild steel (seat) Size of roller: 350 mm dia. for mooring. 350 mm dia. for S. P. M
Closed chock	Opening size to be designed according to the size of mooring rope and the requirements of Regulation concerned.(OCIMF MEG 3 2008). Special care should be paid so that the SWL of closed chock to be in conformance with SWL of bollards they serve. Material: Cast steel (chock) Mild steel (seat)
Size of chock:	***500 x 250*** Closed chock for mooring. 600 x 450 Bow chock for SPM 400 x 250 Closed chock for manifold area
Universal fairlead	***Rollers to be easily dismountable and the bearings to be lubricated with grease.*** ***Material: Steel pipe (roller)*** ***Mild steel (seat)*** ***Nominal size : 300A***

TK-17207-F-R1 HYUNDAI MIPO DOCKYARD 3-10

TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT/CHEMICAL TANKER

Single cross bitt	Size of bitt:	250 mm dia. for manifold area, (SWL 25 TONs)

Panama chock and bollard for ***New Panama Canal transit*** to be provided as follows in accordance with Panama Canal Regulations. The bollard and chock for mooring line to be used in common for Panama Canal transit as far as practicable.

Panama chock size of chock :	360 x 260 for use in mooring operation 400 x 250 for use in towing operation
Bollard size of bollard :	450 mm dia. bollard for use in mooring operation 500 mm dia. bollard for use in towing operation

The securing facilities for cargo manifold to be provided as per OCIMF recommendation.

The horizontal fixed guide with 200A pipe construction to be provided for leading the mooring ropes running athwartships, in way of cargo lines.

Total twelve (12) sets of eye plate to be fitted for fender securing at starboard side.
The location of the eye plate to be confirmed by the Buyer.

The mooring fittings to be permanently marked with its SWL.

OCIMF recommendations for ship to ship transfer guide (Petroleum) ;
The following fixed fittings to be provided on both (P&S) sides.
Bollard: ***400 mm dia. x 2 sets***
Closed chock: ***500 x 400 x 2 sets***

Eight (8) sets of universal roller fair lead to be provided as shown on the General Arrangement Plan.

Snap-back zone to be marked around mooring equipment and fittings by painting.

Total twelve (12) sets of closed chock (400 x 250) to be provided for manifold as shown on the General Arrangement plan.

Total seven (7) sets of stand roller (350 mm dia.) to be provided as shown on the General Arrangement plan.

"WINCH ONLY" mark to be provided on upper deck forward as previous 50K PC S427.

TK-17207-F-R1 HYUNDAI MIPO DOCKYARD 3-11

TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT/CHEMICAL TANKER

3.3 DECK OUTFITTING

3.3.1 SHIP'S SERVICE HANDLING GEAR

3.3.1.1 STORE AND PROVISION HANDLING CRANE

One (1) - set of S.W.L 4 tons capacity electro-hydraulically operated provision handling crane to be provided on starboard side of deckhouse aft for handling machinery spare parts in engine room as shown on the General Arrangement Plan for handling provision and light machinery parts in the engine room.

The crane to be equipped with hoisting, luffing and slewing device.
The crane to be designed to operate satisfactorily at vessel's heeling by 5 degrees and 2 degrees trim as maximum.

The crane to be controlled from the fixed control stand fitted on the crane body with protective rails without cabin.

The crane to be located so as to effectively serve engine room hatch.

Sufficient length of galvanized steel wire rope to be provided on the winch drum so that the hook can be lowered to the waterline when the vessel is in normal ballast condition.

One set of pad eye to be provided on deck for testing (SWL x 1.25)

Suitable arrangement to be provided for securing the jib safely when the crane is not in use.

<u>Principal particular</u>

Lifting capacity	4.0 metric ton S.W.L.
Hoisting speed	10 m/min, approximately
Luffing time	Maker's standard
Slewing speed	Maker's standard
Outreach	Max. 4.0 m, approximately beyond vessel's beam of parallel body
Operation	One motion each (hoisting, slewing or luffing)

Above principal particulars of the crane are to be based on the vessel at even keel and upright condition and may slightly be changed subject to the maker's standard.

The construction and material to be in accordance with the maker's standard design, unless otherwise specified.

TK-17207-F-R1 HYUNDAI MIPO DOCKYARD 3-12

TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT/CHEMICAL TANKER

Control platform with handrail to be provided on the crane body and overload limit switches for hoisting movement and max. JIB slewing angle limit switch to be provided.

3.3.1.2 MISCELLANEOUS DAVIT

Item	Q'ty	Capacity(SWL)	Driven by
Bosun's store/Suez canal searchlight handling davit	1	200 kg	manual chain block
Injured person/Sludge handling davit	1	200 kg	Portable air motor
F. O. Hose handling davit	Not to be provided		

3.3.1.3 CARGO HOSE / SUEZ MOORING BOAT / F. O. HOSE HANDLING CRANE

One (1) set of electro-hydraulic, single jib crane operated by self contained hydraulic power unit to be provided for the handling of cargo oil hose, Suez mooring boat and fuel oil hose on upper deck amidship near cargo manifold.

The crane to be equipped with hoisting, luffing and slewing device.

The crane to be designed to operate satisfactorily at vessel's heeling by 5 degrees and 2 degrees trim as maximum.

The crane to be controlled from an open control platform with handrail and protective rails on its body without cabin and overload limit switches to be provided for hoisting movement.

The galvanized steel wire rope to be provided on the winch drum and to can be lowered to the dock bottom of the dry dock when vessel is laying dry on 2m blocks

Overload protection, hook stop at upper position and fail safe systems to be provided as per OCIMF recommendation.

Suitable arrangement to be provided for securing the jib safely when the crane is not in use.

TK-17207-F-R1 HYUNDAI MIPO DOCKYARD 3-13

TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT/CHEMICAL TANKER

Principal particular

Lifting capacity	10 metric ton S.W.L
Lifting / lowering speed	10.0 m/min. approximately
Luffing time	Maker's standard
Angle of slewing	360 degrees
Slewing speed	Maker's standard, but not less than 0.5 rpm
Outreach	As per OCIMF recommendation
Operation	Each one (1) motion under full load and full speed. Two (2) motions to be possible under reduced load and reduced speed

Above principal particulars are based on the vessel at even keel and upright condition and may slightly be changed subject to the maker's standard.

The construction and material to be in accordance with the maker's standard design, unless otherwise specified.

One set of pad eye to be provided on deck for crane testing (SWL x 1.25).

Protection box for hydraulic control and lever to be provided without cabin same as previous 50K PC S418 and all hydraulic pipe connection to be protected with wax tape.

TK-17207-F-R1 HYUNDAI MIPO DOCKYARD 3-14

TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT/CHEMICAL TANKER

3.3.2 ACCOMMODATION LADDER

3.3.2.1 ACCOMMODATION LADDER

One (1) set of accommodation ladder to be provided on each side of upper deck amidship and to be one man operating type

The accommodation ladder to be of aluminum alloy construction with fixed curved steps of non-skid type, and to be stowed on the upper deck side by the self-stowing system. The ladder to be of one piece type with a swiveling type upper platform and a lower platform of manual level adjusting type.

The length of accommodation ladder to be sufficient to reach down to abt. 600 mm above water line when the vessel is in normal ballast arrival condition and when the ladder is lowered to the maximum angle of 55 degrees to the horizontal.

The width of the ladder to be abt. 600 mm and the height of the hand rail to be about 1,000 mm.

The ladder to be designed to support a uniform load equivalent to 75 kg on every step when the ladder is in horizontal position.
Individual step to be designed to withstand a central point load of 75 kg.

Gate, steps, rail and stanchions, and eyes to be efficiently provided according to the Regulations concerned.

The platform to be designed to support a uniform loading of 400 kg/m^2 and a platform to be fitted at the upper side leading to the main deck for easy and safe access onboard.

The manual lashing device to be provided for sea going condition.
One (1) life net of polypropylene ropes to be provided.

The ladder to be stowed in a manner that the steps are positioned vertically within the vessel's side line with height as low as possible and to be controlled at the accommodation ladder side.

Material	Frame, steps	-	Aluminum alloy
	Upper platform	-	Galvanized steel
	Lower platform	-	Aluminum alloy
	Top rail, stanchion	-	Aluminum alloy
	Mid rail	-	Polypropylene rope with vinyl Tube
Accessory	One (1) - Al-alloy fender of sliding type		
	One (1) - Side roller		
	Two (2) - Sheave box		

The pins of stainless steel (SUS 304) and sheaves of self lubricated type to be provided

TK-17207-F-R1 HYUNDAI MIPO DOCKYARD 3-15

TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT/CHEMICAL TANKER

Lower platform of accommodation ladder to be aluminum alloy, but upper platform to be 8mm checked plate (SS400) in accordance with Maker's standard.

3.3.2.2 ACCOMMODATION LADDER DAVIT

One (1) set of davit of fabricated steel construction to be provided on each side of the vessel and to be fitted with the necessary fittings such as chocks, eyes and sheaves.

Galvanized steel wire rope for hanging the ladder to be supplied for each davit.

One (1) set of fixed air motor driven winch to be provided for operation of each accommodation ladder.

One (1) set of air filter / lubricator to be provided for the air motor of each davit

Means of manual emergency operation to be provided.

3.3.2.3 PILOT ROPE LADDER

One (1) set of manual pilot rope ladder without reel to be provided on each side of the upper deck in accordance with the requirements of SOLAS and National Authorities.

The length of pilot rope ladder to be in accordance with the Rule and Regulations concerned.

The pilot rope ladder to be used in conjunction with accommodation ladder.

One (1) sunken eye (150 mm dia) to be provided on both ship sides for fixing the pilot rope ladder.

3.3.2.4 SHORE GANGWAY

One (1) set of aluminum alloy portable gangway of, ***about 14 meter length***, one (1) piece type, 600 mm clear breadth with hand-rope, stanchion and wheels to be provided and stowed in longitudinal direction within the outreach of the cargo hose handling crane.

The ladder can be used with maximum angle of 30 degrees to the horizontal.

The ladder to have a shore roller with neoprene tire at the shore end and hook at the other end.

TK-17207-F-R1 HYUNDAI MIPO DOCKYARD 3-16

TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT/CHEMICAL TANKER

3.3.3 ACCESS HATCH, MANHOLE AND DOOR

3.3.3.1 ACCESS HATCH FOR CARGO OIL AND SLOP TANK AND RESIDUAL OIL TANK

Oiltight hatch to be provided for access to cargo oil and slop tank and residual oil tank as shown on the General Arrangement Plan.

The access hatch to be made of mild steel with coated cargo tank painting system on inside of the hatch.

Stainless steel round bar to be welded on the coaming top of access hatch in contact with gasket.

Access hatch to be of manually operated horizontal swiveling flat type steel cover as below table.

Ladder from upper deck to tank bottom to be provided according to Regulation concerned

Each hatch to be clearly marked with the tank number by painting with welding bead outline.

Hatch opening on upper deck to be elliptical form to minimize the stress concentration. Edges to be ground smoothly.

ITEM	C.O. / Slop Tank
Type of tightness	Oiltight
No. per each tank	One (1)
Gasket	Woven Teflon with rubber(NBR) inside
Coaming inside (mm)	910
Coaming height (mm)	610

Round compression bar of stainless steel (SUS 316L) to be provided on access hatch for slop tank and cargo oil tank.

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TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT/CHEMICAL TANKER

3.3.3.2 OTHER HATCH

The following hinged or bolted type hatches to be provided.

The hinged type hatches of 1.0 m x 1.0 m size and above to be fitted with the counter balance weight for easy handling.

The material of eye bolts hinge pin, to be of SUS 304 and butterfly nuts to be of brass. The packing to be of NBR.

Location	No.	Type	Opening size Coaming height	Operated by
Upper deck aft, for engine room spare parts handling	1#	Watertight, Bolted	1.8 m x 1.5 m 0.15 m	Provision Crane
Small hatch above engine room hatch	**1**	***Weather-tight, Hinged***	***0.8 m x 0.8 m*** ***0.37 m***	***Manual***
Upper deck aft, for rope storage space	1	Weather-tight, Hinged	300 mm dia. 0.61 m	Manual
Forecastle deck, for rope storage space	1	-Do-	300 mm dia. 0.61 m	-Do-
Forecastle deck, for bosun's store	1	-Do-	1.0 m x 1.0 m 0.61 m	-Do-
Upper deck aft, for steering gear room	1	-Do-	1.2 m x 1.2 m 0.61 m	-Do-

Note :
The hatches for rope storage space to be provided with round bar at top and bottom rim of coaming so as to protect ropes from wearing.
Inside of the rope hatch cover to be provided with a rope holder.

The hatch marked "#" on above table to be fitted with caution mark stated, " TO BE KEPT CLOSED AT SEA".

The portable stanchion with rope in four corners to be provided around the engine room hatch.

All hatches to be provided with appropriate means for securing externally by padlock.

Tank cleaning hatches are referred to chapter 6.

TK-17207-F-R1 HYUNDAI MIPO DOCKYARD 3-18

TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT/CHEMICAL TANKER

3.3.3.3 MANHOLE

The manhole to be of oval type, 600 mm x 400 mm in size with bolted steel plate cover unless otherwise specified.

The manhole to be watertight, oiltight or gastight depending upon its location and purpose.

The manhole to be located as near to the transversal bulkhead partition as possible.

The ladders or steps to be fitted in way of the manhole for access to the compartment inside where necessary.

The manhole cover to be provided with hand grips and marked with the name of compartment by painting together with welding bead outline.

The gasket of the manhole to be of oil resistant rubber (NBR).

The manholes to have stainless steel (SUS 304) stud bolts and brass cap nuts on weather part and galvanized mild steel hexagonal nuts indoors.

For the location, quantity and type of the manholes of each compartment, refer to the table on next page.

One (1) sampling hatch (200mm diameter, hinged type) for each side W.B.Tank to be provided on manhole.

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TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT/CHEMICAL TANKER

Compartment	Location	No.	Type	Coaming
Fore peak tank	On void space	2	Watertight	Steel liner
Void space above fore peak tank	On upper deck	2	Watertight	Steel liner
Aft peak tank	Tank top in steering gear room	1	Watertight	Steel liner
Chain locker (P & S)	On chain locker wall in way of bosun's store	Each 1	Watertight (size:800 x 600)	Steel coaming (150 mm height)
Chain locker bilge well	In void space	Each 1	Watertight (size:800 x 600)	Steel liner
Water ballast tank in way of cargo tank area	On upper deck	Each 2	Watertight (Size:800 x600)	Steel liner
Fuel oil bunker tank	On upper deck or suitable position	Each 2	Oiltight	Steel liner
Diesel oil storage tank (in steering gear room)	On upper deck	1	Oiltight	Steel liner
Upper stool	On upper deck	6 in total	Watertight	Steel liner
Fresh water tank (P & S)	Vertical wall	Each 1	Watertight	Steel liner
Residual oil tank	***On upper deck***	***1***	***Oiltight***	***Steel liner***
Drinking water tank	Vertical wall	1	Watertight	Steel liner
Stern tube cooling water tank	Bulkhead in engine room	1	Watertight	Steel liner
Cofferdam	Suitable position	1	Watertight or Oiltight	Steel liner
Other hull structural tanks in E/R	Suitable position	Each 1	Watertight or Oiltight	Steel liner

Notes : One (1) set of rope ladder to be provided for access into each chain locker and to be secured safely.

TK-17207-F-R1 HYUNDAI MIPO DOCKYARD 3-20

TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT/CHEMICAL TANKER

3.3.3.4 STEEL DOOR

The weathertight steel doors to be fitted at the following entrance as per the requirements of the Classification Society.

-. Entrance to the enclosed spaces from upper deck

The clear height of door opening from deck covering, sill height and number of clips to be in accordance with the requirements of International Load Line Convention and the National Authority.

The number of clips to be limited to the minimum required from applicable rule.

All the steel door and openings to be rectangular with round corners

All the steel doors to have heavy hinges which are strong enough to withstand the weight of the door. The hinge pin to be of stainless steel (SUS304) and to be equipped with a grease nipple for lubrication.

The clip handles to stand at right angle to the frame when the door is closed while the clip handles to stand parallel to the frame when the door is opened. The handle movements to be limited by the spring washer.

The clip handle to be fitted on each side of the hinged door. The direction of open/shut to be marked with welding bead and paint

Adequate stoppers to be fitted for the weathertight hinged doors.

The clear height to top of door opening from deck covering to be not less than 2,000 mm, and width to be 700 mm, in general.

Outside doors to be fitted with efficient eyebrow, on the top where necessary.

The padlock to be provided on outside doors for securing externally.

As for doors in living quarter, refer to Accommodation section.

3.3.3.5 TEST FOR HATCH AND STEEL DOOR

The hose test for hatch as required by regulation concerned and the chalk test for the weathertight steel door to be carried out.

TK-17207-F-R1 HYUNDAI MIPO DOCKYARD 3-21

TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT/CHEMICAL TANKER

3.3.4 LADDER, PLATFORM AND STEP

The ladder and stair to be arranged in accordance with the General Arrange. Plan and where required in tanks, on deck and on masts.

Pad application for support of ladder and platform to be in accordance with the Builder's standard.

The ladders and stairs to be of steel. The spacing of treads and rungs to be as uniform as practicable through the whole ladders and stairs. The steps of inclined ladder except in tanks to be fillet welded to the stringer, while the steps of vertical and inclined ladder in tanks to be penetrated both sides of the stringers and welded.

If the total height of vertical ladder exceeds 6,000 mm, the intermediate platform to be provided.

Non-skid paint to be provided at foot and top of each inclined ladder in accordance with the Builder's practice.

If it is impractical to have either inclined or vertical ladder, the steps of square bar to be directly fitted on the surface.

Handrail endings to be closed in adequate way according to the Builder's practice.

Fire fighting foam monitor to be arranged on the catwalk and platform on the "A" deck of accommodation as shown on the General Arrangement Plan.

The material and size of ladders to be in accordance with the table on next page.

TK-17207-F-R1 HYUNDAI MIPO DOCKYARD 3-22

TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT/CHEMICAL TANKER

TABLE OF ACCESS LADDERS

Inclined ladder

Application	Step breadth (mm)	Side stringer (mm)	Rung or step	Top hand rail
Cargo oil tank	450	125 x 75 x10 t steel U. A.	Two (2) rungs of 19 mm steel Sq. bar (SUS 304) Pitch : abt. 250 mm Inc. to Hor. : abt. 60°	22 mm dia. steel R. B.
Around deckhouse Bosun's store, Steering gear room	600	50 X 50 x 6 t steel E. A.	180 mm width x 6 mm thick steel checkered plate. Pitch : abt.250 mm Inc. to Hor. : abt. 55° For store room Inc. to Hor.: abt 50° for around deck house	34 mm O.D. steel pipe (SPP)

Vertical ladder

Water ballast tank, Peak tank, ***Residual oil tank***	350	65 x 9 mm steel F.B.	One (1) rung of 22 mm steel Sq. bar Pitch : abt. 300	19 mm dia. Handgrip of steel R. B. where necessary
Cargo tank, Slop tank	350	65 x 9 mm steel F.B	One (1) rung of 19 mm steel Sq. bar (SUS 304) Pitch : abt. 340 mm	19 mm dia. handgrip of steel R. B. where necessary
Mast, Post	300	50 x 9 mm F.B.	One (1) rung of 19 mm steel Sq. bar Pitch : abt. 340 mm	Do.
Access trunk, Miscellaneous part	350			

Remark: Inclined/vertical ladder to be painted same as surrounding except the handrail of inclined ladder for weather deck to be galvanized and painted.

TK-17207-F-R1 HYUNDAI MIPO DOCKYARD 3-23

TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT/CHEMICAL TANKER

3.3.4.1 ACCESS LADDER FOR CARGO, SLOP AND BALLAST TANK

One (1) set of inclined ladder to be provided for access to each cargo tank.

The first part from access hatch to be vertical ladder (step : SUS 304).

One (1) set of vertical ladder to be provided for access to each slop tank.

One (1) set of vertical ladder to be provided for access to each ballast tank.

3.3.4.2 ACCESS LADDER FOR OTHER TANKS

One (1) set of vertical ladder or steps to be provided for access to tank from each manhole unless otherwise specified.

3.3.4.3 OUTSIDE LADDER

Adequate number of inclined ladders to be provided for outside of accommodation decks as shown on the General Arrangement Plan.

3.3.4.4 OTHER ACCESS LADDER

Vertical ladder or step of 300 mm width to be provided where necessary for access to mast and post.

No ladder or step to be provided for the hatches listed in section 3.3.3.2.

3.3.4.5 WALKWAY AND PLATFORM ON CARGO MANIFOLD

A catwalk (abt. 1 m width) with galvanized steel bar grating, handrail and shelters on upper deck to be provided from accommodation forward to forecastle deck aft as shown on the General Arrangement Plan.

The catwalk to be of angle frame construction with tubular supports, access ladders, galvanized steel open gratings and handrails of galvanized steel pipe on both sides.

Steel open grating for catwalk to be hot dip galvanized the same applies for all open gratings used through the vessel

A hose rest made of steel pipe to be provided on each side of upper deck at the vessel's side in way of cargo manifold.

The manifold platform to be provided with galvanized steel grating.

Oil spill tank with galvanized steel grating to be arranged in way of cargo manifold as per recommendation of OCIMF and the Builder's practice.

Removable safety chain guard shall be provided surround the oil spill tank

350 mm diameter scuttle window for forward view to be provided on shelter.

TK-17207-F-R1 HYUNDAI MIPO DOCKYARD 3-24

TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT/CHEMICAL TANKER

3.3.4.6 BRIDGE WING SHELTER

Two (2) sets of bridge wing shelter of fabricated steel frame and canvas cover to be provided in accordance with the requirements of the Panama Canal Regulations.

3.3.5 RAIL AND STANCHION

3.3.5.1 HANDRAILS

In general, the open rails and stanchions to be fitted around exposed deck and house top as shown on the General Arrangement Plan, except where the bulwarks or screens are provided and where a protection is afforded by equipment such as rescue boat.

The handrail and stanchion with stay of ship side and deckhouse and engine casing on exposed deck only to be galvanized.

The height of top rail to be abt.1,000 mm above the deck or deck covering and to be min. 900 mm above platform in tank respectively.

The material and size of top and mid rails, stanchions and stays to be as follows:

Location	Top rail	Mid rail	Stanchion	Stay
Upper deck	42.7 mm O. D. steel pipe (SPP)	19.0 mm dia. (Steel R. B.) x 2 rails	65 mm x16 mm steel F. B.	65 mm x 12 mm steel F.B.
Deckhouse on exposed deck	34.0 mm O. D. steel pipe (SPP)	Do	Do	Do
Engine casing top, Compass deck, Cargo gear locker Top	Do.	19 mm dia. steel R. B. x 1 rail	Do.	Do.
Mast/Post/Platform on exposed deck	Do.	16 mm dia. steel R. B. x 1 rail	Do.	None
Platform in cargo tank	22.0 mm dia. steel R. B	Do	65 mm x16 mm steel F. B.	None

TK-17207-F-R1 HYUNDAI MIPO DOCKYARD 3-25

TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT/CHEMICAL TANKER

The stanchions on superstructure deck to be welded to the curtain plates or deck and to be well stayed to ensure rigidity of rails.

Long railings to be provided with adequate number of expansion joints.

A gate to be arranged on port and starboard in way of accommodation ladder.

End of handrails to be closed in suitable way to protect personal and his clothings in accordance with the Builder's practice.

The stanchions to be provided, in general, at about 1,500 mm intervals and the stays at every third stanchion.

Non-magnetic material to be used in way of the compass on wheelhouse top within 4m in horizontal plane.

3.3.5.2 STORM RAIL

Galvanized storm rails of 34 mm outside diameter steel pipe (SPP) to be fitted on exposed outside wall of deckhouse where man usually walk around and positioned at about 1,000 mm above the deck covering with adequate distance from the wall.

TK-17207-F-R1 HYUNDAI MIPO DOCKYARD 3-26

TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT/CHEMICAL TANKER

3.3.6 MAST AND POST

The masts and posts with necessary blocks and fittings to be installed as shown on the General Arrangement Plan.

The hull structure under the masts or posts to be stiffened to prevent vibration.

Platform and railing, vertical ladder or step to be arranged in way of lights, radar, horn and other equipment, and to be painted.

The height of the mast and post to be determined in accordance with the Regulation concerned.

3.3.6.1 FORE MAST

A self-staying fore mast of fabricated mild steel and/or steel pipe construction forming an "O" circular section with vertical ladder to be provided as shown on the General Arrangement Plan.

The following equipment and fittings to be arranged:

-. Halyard for black ball
-. Mast headlight
-. Electric horn
-. Flood light
-. Anchor light
-. Other required equipment specified in the Specification

3.3.6.2 RADAR MAST

A combined radar and signal mast of fabricated mild steel and/or steel pipe construction forming an "O" circular section to be provided on top of wheel house at centerline as shown on the General Arrangement Plan.

The wire stays with rigging screw to be fitted to reduce vibration.

The following equipment and fittings to be arranged:

-. Masthead light
-. Radar scanner
-. Signal flag yard
-. Signal light
-. Air horn
-. Other required equipment specified in the Specification
- Eye plate to be provided for securing

Loose parts of accessories such as hook and shackle to be galvanized as per the Builder's practice.

TK-17207-F-R1 HYUNDAI MIPO DOCKYARD 3-27

TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT/CHEMICAL TANKER

3.3.6.3 ANTENNA MAST

An antenna mast with necessary accessories to be provided on around compass bridge deck according to the equipment supplier's recommendation.

Loose parts of the accessories to be galvanized as per the Builder's practice.

3.3.6.4 JACK STAFF AND ENSIGN STAFF

The jack staff and ensign staff with necessary fittings to be provided at bow and stern respectively and to be galvanized as per the Builder's practice.

3.3.6.5 LIGHTING POST

Two (2) sets of lighting post to be provided as required for good illumination.
The post to be of steel pipe construction.

3.3.6.6 SIDE LIGHT POST

Side light post to be arranged on port and starboard side in accordance with the requirements of COLREG as shown on the General Arrangement Plan.

TK-17207-F-R1 HYUNDAI MIPO DOCKYARD 3-28

TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT/CHEMICAL TANKER

3.4 VENTILATION SYSTEM

3.4.1 GENERAL

This section describes the details of ventilation system mainly for the steering gear room, paint store, emergency generator room, stores and other areas except for the living quarters and machinery space which are described separately in the Accommodation Section and Machinery Section respectively.

Gooseneck, mushroom or wall louver type ventilators to be provided as ventilation heads on the weather deck.

The ventilators to be fabricated mild steel plate with sufficient cross sectional area and to be weathertight.

The coaming height to be decided in accordance with the requirements of Rules and Regulations concerned.

The size and type of ventilators to be determined according to the Builder's standard and the requirements of Rules and Regulation concerned.

If the height of coaming exceeds 900 mm, bracket may be fitted on the coaming of mushroom vent.

3.4.1.1 VENTILATION DUCT

The trunk and duct to be of rectangular type or steel pipe and to be of painted. The thickness of rectangular duct to be of 3.2 mm for main lines and 2.3 mm for branch lines respectively. Galvanized spiral duct of the maker's standard thickness may be used for branch lines.

The duct to be well arranged to minimize the pressure drop.

The ventilation duct to be integrated to hull structure as far as possible.

Stainless steel (SUS 316) wire net (# 16 x 2 mesh) to be fitted for the ventilators.

Ventilation intakes shall, as far as possible, be designed to avoid ingress of water and protected from green sea

TK-17207-F-R1 HYUNDAI MIPO DOCKYARD 3-29

TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT/CHEMICAL TANKER

3.4.1.2 MECHANICAL VENTILATION

The mechanical ventilation system to be designed and installed in accordance with the requirements of the Classification Society and Regulatory Bodies.

Each space to be provided with either supply or exhaust fan(s) with/without duct system depending upon the characteristics of the compartment.

The number of fans and group or independent duct system to be decided considering the arrangement in each compartment and size of ventilators.

The capacity of ventilating fans to be based on the following air change rate for empty space.

Ventilation for upper stool to be done by water driven portable gas freeing fan which to be supplied by the Buyer.

Compartment	Air change rate (times/hr)	
	Supply	Exhaust
Steering gear room, rope storage space and emergency fire pump space	5	-
Paint store	-	10
CO_2 room	-	6
Cargo gear locker in way of manifold area	-	20
Bosun's Store	8	-
Battery room	-	20
BWT equipment room	30	-
BWT control room	20	-
Air lock for BWT control room	5	-

The space not specified above to be provided with natural ventilators.

3.4.1.3 NATURAL VENTILATION

Other space than mechanical ventilated space including in the section 3.4.1.2 and following spaces to be naturally ventilated with suitable ventilator.

Emergency generator room
OX/AC Bottle space
Locker

The location of ventilators to be carefully decided to ensure satisfactory ventilation.

TK-17207-F-R1 HYUNDAI MIPO DOCKYARD 3-30

TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT/CHEMICAL TANKER

3.4.1.4 VENTILATION FAN

Marine use axial flow type fans of which the impeller and electric motors are incorporated in the fan casing, to be provided.

The impeller of fan to be dynamically balanced.

Material of fan casing to be of mild steel and impeller to be of aluminum alloy or equivalent, as per maker's standards

The fan to be mounted on the coaming with mushroom ventilator.

The capacity and static pressure of fan(s) to be sufficient to cover the specified air change rate of respective compartment.

The external ventilators to be correctly and clearly identified with a name plate showing the service area.

Inspection access openings as per Class to be provided on each ventilation fan installed in engine room supply / exhaust

TK-17207-F-R1 HYUNDAI MIPO DOCKYARD 3-31

TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT/CHEMICAL TANKER

3.5 LIFE SAVING EQUIPMENT

The equipment, arrangement, installation and other provisions to be in compliance with the requirements of SOLAS and the National Authority.

The life saving appliance to be equipped for ***27 persons.***

3.5.1 LIFEBOAT AND DAVIT

3.5.1.1 LIFEBOAT

Each one (1) set of lifeboat to be provided at port and starboard side of the boat deck near accommodation area as shown on the General Arrangement Plan.

The name of vessel and port of registry to be painted at bow.

The outside surface and inside surface color to be of the maker's standard in compliance with the requirements of SOLAS and the National Authority.

No. of boat	Two (2)
Type	Fiberglass reinforced plastic totally enclosed type lifeboat. The boat to be driven by water cooled diesel engine. Starting system to be as per SOLAS. One (1) set of these boats to be used as a rescue boat in common.
Dimension	Maker's standard
Capacity	***27 persons***
Speed	Not less than 6 knots in calm water

The lifeboat to be equipped with all loose gears required by the Regulation concerned.

A suitable embarkation rope ladder of enough length required by the Regulation to be stowed on a proper seating with fixed shackles near each boat station in order to provide an access to the survival craft when afloat.

The ladder to be long enough at ballast draft.

Call sign to be marked on top of lifeboat.

Lifeboat operating and release mechanism to comply with MSc.81(70) SOLAS Chapter III/1.5 and the LSA Code 4.4.7.6

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TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT/CHEMICAL TANKER

3.5.1.2 LIFEBOAT DAVIT

Each one (1) set of hinged gravity type fixed electric motor driven lifeboat davit to be provided at port and starboard side of boat deck on accommodation as shown on the General Arrangement Plan.

The davits to be made of fabricated steel plate and to be complete with winches, blocks, falls, brakes.

Each winch to be operated by a fixed electric motor and to be equipped with handle for manual operation in case of emergency.
The winch to have a sufficient capacity for lowering fully equipped lifeboat with persons on board to the ballast draft.

The davit for lifeboat combined with rescue boat to be capable of hoisting the rescue boat at a speed of about 0.3m/sec. when loaded with 6 persons and equipment.

Falls to be of galvanized steel wire rope.

The davits to be directly welded to the deck. The moving parts to be lubricated by means of standard grease nipples.

The design of boat davit to be of the maker's standard and to fulfill the requirements of the National Authority and Regulatory Bodies concerned.

3.5.2. LIFE RAFT, BUOY AND JACKET

3.5.2.1. LIFE RAFT

The following inflatable life raft to be provided by the Buyer and installation to be provided by the Builder.

Location	No.	Capacity
A - deck	***4***	***15 persons***
Upper deck forward	1	6 persons

The handling of life raft on starboard side to be done by rescue boat handling davit in common.

Each life raft to be stowed in fiberglass reinforced plastic container and to be located where easily accessible.

The number of persons, which an inflatable life raft to be designed to

TK-17207-F-R1 HYUNDAI MIPO DOCKYARD 3-33

TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT/CHEMICAL TANKER

accommodate, to be marked on the life raft and its container in permanent characters.

The rafts except for 6 persons to be provided with the hydrostatic releasing device.

The certificate of inspection of life rafts to be valid at least 12 months from the date of vessel's delivery

The stowage of life raft to be so secured that overflowing water cannot damage or remove the raft and cannot actuate the release mechanism.

All the necessary loose equipment to be contained with life raft in accordance with the requirements of the Regulations concerned and as required by the flag administration.

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TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT/CHEMICAL TANKER

3.5.2.2. LIFE BUOY

The circular life buoys to be provided as follows.

Location	No.	Accessory
Navigation bridge deck (port and starboard)	2	Self-igniting light Self-activating smoke signal with quick releasing device
Near to lifeboat and accommodation ladder	4 2	Self-igniting light Self-igniting light with buoyant life line of about 30 m
Vessel's side (port and starboard)	6	Buoyant life line of about 30 m

The life buoy to be made of buoyant material in accordance with the requirements of regulation concerned. Each life buoy to be marked with the name and port of registry of the vessel in block letters and to be fitted with a grab line.

The self-activating smoke signals to be capable of producing smoke of a highly visible color for at least 15 minutes.

3.5.2.3. LIFE JACKET AND IMMERSION SUIT

The sufficient number of rigid type life jackets and immersion suits to be provided in accordance with the requirements of SOLAS and the Regulation concerned.

Life jacket to be provided to be provided according to rule & regulation and SOLAS with CE mark.

The life jackets and immersion suits to be stowed in each cabin and the remainder to be stowed in life jacket box as per flag administration requirement.

All the life jackets to be colored in orange and the name and port of registry of the vessel to be marked.

Embarkation ladder for life rafts to be provided.

TK-17207-F-R1 HYUNDAI MIPO DOCKYARD 3-35

TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT/CHEMICAL TANKER

3.5.2.4 OTHER LIFE SAVING APPLIANCES

The following to be provided as per the requirements of the Regulatory Bodies.

1 - 4 line throwing appliance with four (4) projectiles and life line of 230 m in length
12 - Rocket parachute flare
12 – Red hand flare

The suitable embarkation rope ladder of enough length required by the Regulation to be stowed on a proper seating with fixed shackle according to the Rule and Regulation.

In addition to above, other necessary life saving equipment to be provided in accordance with the requirements of the Regulatory Bodies and the National Authority of Registry.

3.5.2.5 EMERGENCY ESCAPE BREATHING DEVICES

Nine (9) sets of emergency escape breathing devices to be provided in compliance with the requirement of Classification Society and flag state, including two (2) spare sets and one (1) training set.

TK-17207-F-R1 HYUNDAI MIPO DOCKYARD 3-36

TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT/CHEMICAL TANKER

3.6 MISCELLANEOUS

3.6.1 MARKING

The name plates, caution plates and signs to be provided and fitted as follows.

Generally all name plates, warning signs on doors, hatches, pipes and valves, etc., to be written in English.

The external doors to have label plate, while hatches, manholes and indication of bottom plug to be marked with welding bead and painted.
The cabins and public rooms, stores and lockers to be provided with name plates.

Item	Location	Marking
Name of vessel	Bow and stern	Intermittent welding bead and painting
Port of registry	Stern	
Vessel's name board	Wheelhouse top (P&S)	F.R.P name board with illumination
Draft mark	Bow, midship (P&S) and stern (P&S)	Welding bead and painting
Freeboard mark	Midship (P&S)	6.0mm thick steel plate and painting
Additional three (3) freeboard mark	***Midship (P&S)***	***Punching and painting***
Vessel's call letter	Wheelhouse	Plastic plate
Funnel mark	Funnel (P&S)	Intermittent welding beads and painting as per Buyer's drawing
Bulbous bow mark	Bow	Intermittent welding beads and painting
Tug pushing mark	Side shell (P&S)	
Pilot boarding	Suitable location	
Tonnage and official number	Suitable location	Punching and painting
"CC" mark	Suitable location	Intermittent welding beads and painting
IMO number	Stern	Intermittent welding beads and painting
	E/R forward bhd	Punching and painting
Transverse bulkhead mark	Side shell (P &S)	Welding beads and painting
Manifold Mark	Side shell (P & S)	Welding beads and painting
Spill tank for F.O.&D.O.	Spill Tank side	intermittent welding beads and painting
"NO SMOKING	In front of accomodation	
BOTTOM PLUG	KEEL	Welding beads and painting
Paint line between boottop and topside	Side shell (P&S)	intermittent welding beads
"SAFETY FIRST"	Accommodation Front	intermittent welding beads and painting

TK-17207-F-R1 HYUNDAI MIPO DOCKYARD 3-37

TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT/CHEMICAL TANKER

3.6.2. ANCILLARY OUTFITTING

3.6.2.1 CANVAS COVER

A canvas cover to be provided for the following equipment and fittings on weather deck.

Mooring drum of deck machinery
Control stand for deck machinery
Winch drum of accommodation ladder
Pilot rope ladder
Flood light
Magnetic compass, gyro repeater
Rescue boat
Cargo Pumps
Chain pipe head
Speaker
Storage drum for emergency towing off
Exposed search light
Signal light
Search light at both wings
Winch drum of life boat

3.6.2.2. STORE OUTFITTING

Two (2) tiers of shelves to be fitted at each side of rope store and other stores for the stowage of deck gears, paint cans and lamps.

The shelves to be made of soft wood or steel fabricated.

Wooden gratings to be fitted in way of rope hatch opening steering gear room and bosun store for drying of ropes and underneath the shelves.

Compartment	Shelf		
	Tier	Material	Location
Rope storage space in way of S/Gear room	3	Wood	In way of side shell
Bosun's store	2	Wood	In way of side shell
Cargo gear locker	3	Wood	Longi-side wall
Paint & Lamp store	2	Steel	In way of side shell

General store for E/R chemicals with sufficient shelves to be provided in steering gear room and the compartment to be surrounded by expanded metal.

TK-17207-F-R1 HYUNDAI MIPO DOCKYARD 3-38

TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT/CHEMICAL TANKER

3.6.2.3 COLOUR SCHEME OF EQUIPMENT

The colour of finished coat for machinery external surface to be in accordance with the following.

1. Steering gear : Maker's standard (Finish colour : 7.5 BG 7/2)
2. Deck machinery : Black
3. Hose handling crane with pedestal : White
4. Provision crane with pedestal : Same as surrounding hull
5. Lifeboat : Maker's standard
6. Life saving equipment : Maker's standard

Electric fittings for above equipment to be in accordance with the maker's standard.

TK-17207-F-R1 HYUNDAI MIPO DOCKYARD 3-39

TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT/CHEMICAL TANKER

3.6.3 DECK INVENTORY

3.6.3.1. NAUTICAL INSTRUMENT

2 - Binocular prism, night-glass, magnification 7 times, 50 mm object glass independent focus, water-proof
1 - Aneroid barometer millibar scale
1 - Thermometer for sea water
2 - Thermometer for atmosphere outside wheelhouse P&S, into appropriate cover protection wooden boxes
1 - Hand lead, 3.2 kg, with 46 meter line stowed into appropriate metal boxes
1 - Deep sea lead, 12.7 kg, with 230 meter line with reel
1 - Chronometer, portable type (battery use)
1 - Sextant
1 - Ship's bell, 300 mm dia.
3 - Black ball, 600 mmΦ x folding type
1 - Black diamond shape, 600 mmΦ x 1,200 mm L folding type
1 - Black cylindrical shape, 600 mmΦ x 1,200 mm L folding type
1 - Gong, 460 mmΦ with beater
1 - Megaphone, fog horn, hand siren type with box
3 - Clinometer, one small clock type in wheelhouse and large pendulum type in engine room and C.C.R

Note: Other equipment than mentioned above to be provided by the Buyer.

3.6.3.2. SIGNAL FLAG AND BOOK

1 - International signal flag, medium size for both sides
1 - International signal code book

Note: Others than mentioned above to be supplied by the Buyer.

TK-17207-F-R1 HYUNDAI MIPO DOCKYARD 3-40

TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT/CHEMICAL TANKER

3.6.3.3 BOATSWAIN'S AND CAPENTER'S TOOL

Name	Size	Material	Quantity	Remarks
Bench vice	125 mm		2	
Bosun's chair with block & rope	200 x 620 x 30 t 20 dia. x 50 m	Wood Manila	2 sets	
Paint stage with block & rope	300 x 2600 x 50 t 20 dia. x 50 m	Aluminium Manila	2 sets	
Safety net	6 m x 4 m 8 dia. rope	P.P rope	2	
Grease pump with adapter	18 L		2	
Work bench	L x B=1500x700 mm H = 900 mm	Wood	1	To be installed in bosun's store

TK-17207-F-R1 HYUNDAI MIPO DOCKYARD 3-41

TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT/CHEMICAL TANKER

4 – ACCOMMODATION

4.1 GENERAL

4.1.1 LAYOUT

The living quarters such as living space, public space, office space, navigation & control space, corridor space, sanitary space, provision space, catering space and sundry space to be arranged in the aft deckhouse as shown on the attached accommodation layout.

Designation	Allocation
Living space	Private cabin and annexed similar space
Public space	Officer's mess room, Officer's recreation room, Crew's mess room, Crew's recreation room, Hospital, Gymnasium with Suez crew
Office space	Ship's office & Cargo control room,
Navigation and control space	Wheelhouse with chart & radio space, Engine control room in engine room, Foam room with fire control station
Corridor space	Passage way, Stairway
Sanitary space	Private toilet, Public toilet, Bathroom in hospital, Ship's laundry & drying room, ***Officer's laundry***
Provision space	Refrigerated provision chamber, Dry provision store
Catering space	Galley, ***Crew's pantry***
Sundry space	Air conditioning unit room, Em'cy gen.room CO_2 room, Changing room, Bonded store, Garbage locker, Electric equipment locker, Battery locker, Ox/Ac bottle space Other miscellaneous stores and lockers Linen locker, Paint store

TK-17207-F-R1 HYUNDAI MIPO DOCKYARD 4-1

TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT/CHEMICAL TANKER

4.1.2 CLEAR HEIGHT

The clear height in the living quarters to be about 2,100 mm, but sanitary space may be minimum 2,030 mm (catering space 2,050 mm) from the top of floor covering to the bottom of overhead deck or ceiling.

However, the protruding part such as ceiling lamp, ventilating louver and unavoidable corner bracket, etc. to be excluded from the measurement.

4.1.3 GRADE AND ALLOCATION

The spaces to be furnished in accordance with the following grades

Grade	Number of person	Number of room	Cabin	Lavatory
Captain class officer	2	1 – Captain 1 – Chief engineer	Dayroom and bedroom	Private toilet with shower
Senior officer	2	1 – Chief officer 1 – 2nd engineer	Dayroom and bedroom	Private toilet with shower
Junior officer	8	1 – 2nd officer 1 – 3rd engineer 1 – 3rd officer 1 – 4th engineer 1 – Electrician 1 – Owner 1 – Pilot 1 – Spare	Single room	Private toilet with shower
Crew	***15***	***15 – Crew***	Single room	Private toilet with shower
Suez crew	6	1 – Suez crew	Portable bed in gymnasium	-
Total	***27 persons plus six (6) Suez crews***			

In seafarer's sleeping rooms the floor area shall not be less than 7 square meters.

TK-17207-F-R1 HYUNDAI MIPO DOCKYARD 4-2

TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT/CHEMICAL TANKER

4.2 INSULATION

4.2.1 INSULATION MATERIAL

The insulation material and construction to be in accordance with the relevant Rule and Regulation.
Felt type insulation : Engine room and other spaces except living quarter.
Approximate bulk density of insulation material to be as follows,
Glass wool :abt.24 kg/m^3 for heat and sound insulation.
Mineral wool : abt.110~120 kg/m^3 for fire insulation.
Felt type insulation to be secured with pin and washer.

Spray type insulation : living quarter
Glass wool :abt.45 kg/m^3 for heat and sound insulation.
Mineral wool : abt.140 kg/m^3 for fire insulation.
Insulation on invisible part to be secured and sealed with waterborne two-componet binder and visible part to be secured with pin and washer.

4.2.2 HEAT INSULATION

4.2.2.1 OVERHEAD AND SIDE INSULATION

The portion of compartment facing weather exposed part to be insulated in accordance with the following table.

As for the space partially exposed, the insulation to be extended to 300 mm inside beyond the boundary as far as practical.

Following abbreviations to be used.
GW : Glass wool
AL : Glass cloth with aluminum foil on visible part
GS : Galvanized Steel Sheet (0.6 mm thick) on visible part

Compartment	Overhead in the compartment	Side in the compartment
Living space, Public space, Office space, Catering space	30mm thick GW + AL	30mm thick GW + AL
Wheelhouse with chart & radio space	30mm thick GW + AL	30mm thick GW + AL
Dry provision store, Ship's laundry & drying room, ***Officer's laundry,*** Changing room	30mm thick GW + AL	30mm thick GW + GS#-
Air conditioning unit room, Emergency generator room, Public toilet, CO_2 room, Foam room with fire control station Electric equipment room,	30mm thick GW + AL	30mm thick GW + AL#

TK-17207-F-R1 HYUNDAI MIPO DOCKYARD 4-3

TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT/CHEMICAL TANKER

Any other space that is spot or fully air conditioned. Other miscellaneous stores and lockers which have an entrance to accommodation space		
Refrigerating chamber	Refer to 4.9.3	Refer to 4.9.3

Note : 1) Beam and girder above 300mm in depth to be insulated by 300mm and remaining parts to be left bare.
2) # : Finish material of visible part to be covered from floor to 2,100mm high considering damages.

4.2.2.2 FLOOR INSULATION

The floor in the engine control room to be insulated with 50 mm thick silicate board.

4.2.3 SOUND INSULATION

The sound insulation to be provided in compliance with the noise level of the rules and regulations as mentioned in section 0.9.2 of the spec.

The sound insulation(30mm thick glass wool) to be provided at the boundaries of air conditioning unit room facing to living and public space directly.

4.2.4 FIRE INSULATION

The fire insulation to be provided according to the Rule and Regulation.

TK-17207-F-R1 HYUNDAI MIPO DOCKYARD 4-4

TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT/CHEMICAL TANKER

4.2.5 THERMAL INSULATION OF PIPE

The pipe insulation in accommodation area to be applied as follows :

Piping system	Insulation spec
Steam supply / exhaust	Mineral wool (#) + Glass cloth (0.5t) + Steel wire (SWG#18)
Hot fresh water line	(# 1)
Refrigerant (liquid)pipe line for air conditioning plant and refrigerant(liquid & gas) pipe line for provision ref. Plant	Armaflex (19t)

Note (#) : Mineral wool cover : 30t, 100 kg/ m^3
Mineral wool felt : 25t, 80 kg/ m^3

Note (#1) : In case of polyprophylene pipe, no insulation to be applied.

4.2.6 SWEAT PROTECTION

Water pipes in accommodation space over the ceiling and over the electrical equipment where sweat protection is necessary, to be covered with the glass cloth of 0.5 mm thickness.

TK-17207-F-R1 HYUNDAI MIPO DOCKYARD 4-5

TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT/CHEMICAL TANKER

4.3.2.2 LINING AND CEILING

The ceiling and lining to be applied as follows :

Compartment	Ceiling	Lining
Living space, Public space, Office space, Corridor space, Wheelhouse with chart & radio space	25 mm thick mineral wool with 0.6 mm thick baked enamel steel sheet	25 mm thick mineral wool with 0.6 mm thick galvanized steel sheets on both sides and decorative PVC film on visible side
Private toilet and bathroom(unit type)	15 mm thick mineral wool with 0.6 mm thick galvanized steel sheet and decorative PVC film on visible side	15 mm thick mineral wool with 0.6 mm thick galvanized steel sheet and decorative PVC film on visible side
Dry provision store, Changing room, Battery locker, Elec. equipment locker, Public toilet, Ship`s laundry &drying room Garbage locker, Bonded store, Foam room with fire control station, Paint store, Other stores and lockers having an area of more than 4 m^2	Paint finish in case of steel fabrication	Paint finish in case of steel fabrication
Catering space	25 mm thick mineral wool with 0.6 mm thick stainless steel sheet (hair line finished)	25 mm thick mineral wool with 0.6 mm thick stainless steel sheet (hair line finished) on visible side and 0.6mm thick galvanized steel sheet on behind side

TK-17207-F-R1 HYUNDAI MIPO DOCKYARD 4-7

TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT/CHEMICAL TANKER

4.3.3 DOOR AND FITTINGS

The door fitted on the fire insulated wall, to be insulated.

The door catcher or door hook to be provided to doors other than those with self-closing device.

Rain shade to be provided to the door facing to the weather part without having overhanging deck above.

Sill height to be in accordance with the relevant Rule and Regulation and to be provided with stainless steel top for joiner door.

Step of checkered steel plate to be provided to the entrance from the weather side on upper deck and to all other doors with a sill height of 400 mm and above.

The top of weather door to be about 1,900 mm high above the top of the deck covering in fully compliance with the requirements of flag administration.

Joiner door to have clear head height of 2,000 mm from top of deck covering to top of door opening except the refrigerating chamber, catering space and sanitary space.

The clear width of the door to have minimum 700 mm opening except for private toilet door which to be 600 mm. And for dry provision store from outside, wheelhouse from outside and emergency generator room which to be 900 mm.

All names plates for cabins to be of stainless steel (SUS316L).

Door self-closing device to be applied as follows :

- Wheelhouse entrance from corridor
- Stairway
- Catering space
- Entrance door from outside except steel single plate door
- Public toilet
- Public space
- Office space
- Engine room entrance door from accommodation space
- Engine control room
- Hospital
- Purifier room
- HPP room
- Foam & Fire Control Station

Pontoon type steel door in accommodation to be finished with PVC film for door leaf and baked enamel paint finish for door frame.

Electric magnetic door holders released from accommodation fire alarm system to be provided for main stairway doors and galley.

TK-17207-F-R1 HYUNDAI MIPO DOCKYARD 4-8

TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT/CHEMICAL TANKER

Inside lock devices for accommodation entrance doors on upper deck and A-deck and cylindrical lock for accommodation entrance doors on B-deck and above to be provided for ISPS.

All entrance doors from weather side to rooms with internal access to accommodation as corridor inside to be provided with internal locking devices which can be unlocked from the inside only.

Digital combination lock for wheelhouse to be provided in way of main stairway.

4.3.3.1 WEATHER HINGED DOOR (I)

Material	Steel plate
Construction	Pressed type with round corner steel clips and dogs
Application	Entrance to corridor on upper deck, A deck, sundry space facing to weather part and steering gear room from weather side

4.3.3.2 WEATHER HINGED DOOR (II)

Material	Stainless steel sheet
Construction	Pontoon with 250 mm diameter fixed glass
Application	Entrance to corridor on B deck and above

4.3.3.3 WEATHER HINGED DOOR (III)

Material	Stainless steel sheet
Construction	Pontoon with square fixed glass
Application	Wheelhouse side(port and starboard)

4.3.3.4 "A" CLASS DOOR

Material	Steel plate with PVC film
Construction	Pontoon
Application	Stair case, galley, wheelhouse and other space according to Rule requirement

4.3.3.5 "B" CLASS DOOR

Material	Steel plate with PVC film
Construction	Pontoon
Application	Cabin and other space facing to corridor space

TK-17207-F-R1 HYUNDAI MIPO DOCKYARD 4-9

TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT/CHEMICAL TANKER

4.3.3.6 "C" CLASS DOOR

Material	Steel plate with PVC film
Construction	Pontoon
Application	Cabin door led to bedroom and private toilet, hospital bathroom, inside door with fixed glass at corridor entrance on upper deck and A deck

4.3.3.7 STEEL TYPE DOOR

Material	SS400
Application	Oxygen and Acetylene bottle room

TK-17207-F-R1 HYUNDAI MIPO DOCKYARD 4-10

TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT/CHEMICAL TANKER

4.3.4 WINDOW AND SIDE SCUTTLE

Spray fresh water pipe connected to domestic fresh water line to be led over the wheel house front window for washing.

Frame material of all windows and side scuttles to be in compliance with rules and regulations.

Baked polyester coated steel window boxes to be provided for all windows and side scuttles except windows in wheelhouse.

Windows and side scuttles in the deck house front and in the range of 3m of such deckhouse front to be of A-60 class approved type.

Laminated hard plastic finished window boxes to be provided in the wheelhouse and engine control room windows.

Steel deck platform with handrail of about 800 mm wide to be arranged in way of front window of wheelhouse to carry out cleaning of the window.

Windows in the deckhouse front and in the range of 5m from the deckhouse front wall to be of fixed type.

Sweat drain to lead to sweat guttering, the A-60 class windows shall be provided where required by the rules and requirements

The quantity of windows and/or side scuttles for cabins and rooms to be provided according to following standard.

Location	Quantity
Captain class officer's bedroom, Senior officer's bed room, Other private cabin, Hospital	1
Captain class officer's dayroom, Senior officer's dayroom, Officer's mess room, Officer's recreation room Crew's mess room, Crew's recreation room, Gymnasium	2
Ship's office & Cargo control room	3

TK-17207-F-R1 HYUNDAI MIPO DOCKYARD 4-11

TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT/CHEMICAL TANKER

4.3.4.1 WINDOW

The rectangular window of steel frame to be provided for A deck and above, wheel house and engine control room.
Sun screen of roller type to be provided for all windows in wheelhouse.

Defrosting heating air nozzles with heater and fan to be provided for front windows in wheelhouse.

Clear size (W x H)	Position	Quantity	Remark
abt. 2,000 x 1,100 mm	Wheelhouse front	5	Fixed type.
abt. 1,600 x 1,100 mm		2	
abt. 600 x 1,100 mm		2	Fixed type.(outside)
abt. 1,900 x 1,100 mm	Wheelhouse side	4	Fixed type.
abt. 1,000 x 1,100 mm		2	
abt. 1,800 x 1,100 mm	Wheelhouse aft	2	Fixed type.
450 x 600 mm	Living space, Captain class dayroom, Senior officer's dayroom, public space and office space except below space	Refer to 4.3.4 table	Fixed type. In case openable type is required by the Authority, the type to be openable and side hinged.
500 x 800 mm	Officer's mess & recreation room, Crew's mess & recreation room, Cargo control room		
1,000 x 700 mm	Engine control room	2	Fixed type, pair glass

Note)

1. Size and quantity of wheelhouse window to be adjusted in accordance with the wheelhouse arrangement.
2. Seven (3) sets of straight line type window wiper and two (2) sets of clear view screen to be provided for wheelhouse front windows.
3. In case one window or side scuttle is installed in a room it to be of hinged except A-60 type window.
4. 350 mm Side scuttles (2 sets) to be provided for hospital.

4.3.4.2 SIDE SCUTTLE

The side scuttle to be of steel frame (350 mm diameter) and to be provided on upper deck.

The side scuttle on upper deck level to be fitted with top hinged dead light of steel.

TK-17207-F-R1 HYUNDAI MIPO DOCKYARD 4-12

TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT/CHEMICAL TANKER

4.4 DECK COVERING

Weather deck surface not to have deck covering.

The deck covering for the accommodation area on the main deck level, basically no leveling work to be made for providing horizontal plane to the cambered deck part, except for living or public space which required horizontal plane floor.

PVC skirting to be provided for boundary wall except sanitary and catering space.

4.4.1 DECK COVERING

The deck covering to be provided as follows :

Material	Application
2 mm thick vinyl sheet on 6 mm thick deck composition of latex type	Captain class officer's room, Senior officer's room, Junior officer's room, Crew's room, Public space, Office space, Corridor space
4 mm thick rubber tile studs with de-electric type (Quality statement or certificate) and non slip type on 6 mm thick deck composition of latex type	Wheelhouse with chart & radio space, Engine control room
Non-skid type rubber matting with de-electric type (Quality statement or certificate)	Around switchboard in emergency generator room, Steering gear room, Cargo control room and around all start panels in accommodation and engine room
Rubber link mat	Bridge wing (1000 mm width x 15 mm), Wheelhouse entrance
Paint only	Except as specified above

4.4.2 FLOOR COVERING FOR WET SPACE

The cement and tile to be applied as follows :

- Non-slip tile with adhesive : Private toilet and bathroom (unit type)
- Cement and non-slip tile : Galley, Laundry, Changing room, Public toilet

The cement bed or equivalent to be laid under tiles so that the total thickness of cement and tile to be average 40 mm and necessary slope to scupper to be provided.

Stainless steel gutter way and cover (perforated) to be provided for galley.
Other spaces not specified above to have paint finish only.

The bulkheads of tiled spaces with cement shall be covered with one (1) piece of the same tile along the floor edge.

TK-17207-F-R1 HYUNDAI MIPO DOCKYARD 4-13

TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT/CHEMICAL TANKER

4.5 STAIRWAY AND STORM RAIL

4.5.1 INTERIOR STAIRWAY

The steel interior stairway to be fitted as shown on the attached accommodation layout.

Clear breadth	abt.800 mm
Inclination	45°~ 50° to horizontal
Side frame	Steel, painted
Tread with riser	Steel, covered with 2 mm thick vinyl sheet (thread only)
Step guard (Non slip)	Stainless steel with tungsten non slip
Handrail	Stainless steel pipe (SUS 304)
Handrail stanchion	Stainless steel pipe (SUS 304)
Storm rail	Stainless steel pipe

4.5.2 STORM RAIL

The storm rail in living quarters to be of stainless steel pipe (34 mm outside diameter) and arranged at about 1,000 mm high above the deck according to the Builder's practice.

Clear width of the corridors where wall panels are provided to be about 1,200 mm and about 1,100 mm between storm rails

TK-17207-F-R1 HYUNDAI MIPO DOCKYARD 4-14

TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT/CHEMICAL TANKER

4.6 FURNITURE AND FITTINGS OF LIVING, PUBLIC, OFFICE, NAVIGATION AND CONTROL SPACE

4.6.1 GENERAL

The furniture and fittings to have rigid construction in harmony with decorative treatment of the space and to be in accordance with the Builder's practice.

Colour scheme catalogue to be submitted to the Buyer for approval.

Main furniture and fittings to be as described in detail on following pages and the size and number of furniture may be changed slightly by the cabin arrangement.

In general, the furniture to be constructed with the plywood/chipboard and covered with melamine film finish on visible part only. Where the solid wood for leg or frame is adopted, same pattern of wood as adjacent furniture to be applied. (cherry wood pattern to be applied)

Top of the reception table, mess table and desk and chest of drawer to be finished with the hard plastic laminate.

Round edge to be applied for the drawer of wardrobe chest of drawer and desk

The steel furniture to be of commercial stock with durable construction.

The size of steel furniture may be changed slightly to meet those of commercial stock, irrespective of the description in the Specification.

The shape of furniture to be of standard type and the fixing arrangement of furniture to the wall, deck and/or ceiling to be in accordance with the Builder's practice.

The leg of table to be fitted to suit the function as per Builder's practice.

Fastening ropes to be provided for loose chairs in public space.

Woven fabric upholstery for sofas and chairs shall have a resistant characteristic to the propagation of flame in compliance with IMO fire test procedure code.

TK-17207-F-R1 HYUNDAI MIPO DOCKYARD 4-15

TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT/CHEMICAL TANKER

4.6.1.1 HARDWARE

The hardware to be of aluminum coated or chromium coated brass in general.

Lock and key to be fitted according to the general practice.

The door handle to be of lever type.

Hat and coat hook to be fitted where necessary.

Pad lock to be fitted to steel door exposed to weather.

Two groups master key with three (3) sub-section master key to be provided.

The key in 3 sets to be provided with brass name tag.

Lock for door of public toilet and of hospital bathroom to be fitted with occupation indicator.

Door hook or holder to be provided for door which to be kept open where necessary.

Padlock with seal cover to be provided for bonded store

All entrance doors from weather side to rooms with internal access to accommodation such as corridors to be provided with internal locking devices which can be unlocked from the inside only

All private and public toilets to be equipped with appropriate toilet paper holder

TK-17207-F-R1 HYUNDAI MIPO DOCKYARD 4-16

TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT/CHEMICAL TANKER

4.6.2 FURNITURE APPLICATION FOR LIVING SPACE

Item / Ranking			Captain class officer's room (dayroom & bedroom)
Bed	Number & size		1-2,050 x 1,400 x 760 mm
	Drawer		2-Drawers
Desk	Number & size		1-1,550 x 750 x 760 mm
	Drawer		Both sides
Table	Number & size		1-1,200 x 600 x 450 mm (reception)
Wardrobe	Number & size		1-1,000 x 600 x 1,970 mm
	Mirror		1-Long
Dressing table w/mirror	Number & size		1-1,000 x 600 x 760 mm
Sofa with arm rest both side	Upholstery		Fabric
	Stuffing	Seat	Polyurethane sponge
		Back	Polyurethane sponge
	Number & type		1-3 seat type
Chair	Number & type		1-Revolving arm chair 2-Easy chair 1-Stool
	Upholstery		Fabric
	Stuffing	Seat	Polyurethane sponge
		Back	Polyurethane sponge
Mattress	Upholstery		Cotton cloth
	Stuffing		Polyurethane sponge with coil Spring
	Thickness		150 mm
Book rack	Number & size		1-600 x 350 x 330 mm
Hat and coat hook	Number		4
Miscellaneous	Number & item		1-Refrigerator (abt. 100 L, domestic type) 1-Safe (Captain only) 1-Computer table 1-Sideboard 1-Pillow

TK-17207-F-R1 HYUNDAI MIPO DOCKYARD 4-17

TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT/CHEMICAL TANKER

Item / Ranking			Senior officer's room (dayroom & bedroom)
Bed	Number & size		1-2,050 x 1,200 x 760 mm
	Drawer		2-Drawers
Desk	Number & size		1-1,550 x 600 x 760 mm
	Drawer		Both sides
Table	Number & size		1-1,000 x 600 x 450 mm (reception)
Wardrobe	Number & size		1-1,000 x 600 x 1,970 mm
	Mirror		1-Small
Dressing table w/mirror	Number & size		1-800 x 600 x 760 mm
Sofa with arm rest both sides	Upholstery		Fabric
	Stuffing	Seat	Polyurethane sponge
		Back	Polyurethane sponge
	Number & type		1-3 seat type
Chair	Number & type		1-Revolving arm chair 2-Easy chair 1-Stool
	Upholstery		Fabric
	Stuffing	Seat	Polyurethane sponge
		Back	Polyurethane sponge
Mattress	Upholstery		Cotton cloth
	Stuffing		Polyurethane sponge with coil spring
	Thickness		150 mm
Book rack	Number & size		1-600 x 350 x 330 mm
Hat and coat hook	Number		3
Miscellaneous	Number & item		1-Refrigerator (abt. 100 L, domestic type) 1-Key box (Chief officer only) 1-Computer table 1-Sideboard 1-Pillow

TK-17207-F-R1 HYUNDAI MIPO DOCKYARD 4-18

TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT/CHEMICAL TANKER

Item / Ranking			Junior officer's room	Crew's room
Bed	Number & size		1-2,000 x1,050 x 760 mm	1-2,000 x 1,050 x 760 mm
	Drawer		2-Drawers	Do.
Desk	Number & size		1-1,000 x 600 x 760 mm	Do.
	Drawer		One side	Do.
Wardrobe	Number & size		1-600 x 600 x 1,970 mm	Do.
	Mirror		1-Small	Do.
Sofa	Number & size		-	-
	Upholstery		-	-
	Stuffing	Seat	-	-
		Back	-	-
Settee	Number & type		1-3 seat type	1-2 seat type
	Upholstery		Vinyl leather	Do.
	Stuffing	Seat	Polyurethane sponge	Do.
		Back	Polyurethane sponge	Do.
Chair	Number & type		-	-
			1- Common chair	Do.
	Upholstery		Vinyl leather	Do.
	Stuffing	Seat	Polyurethane sponge	Do.
		Back	Polyurethane sponge	Do.
Hat and coat hook	Number		2	2
Mattress	Upholstery		Cotton cloth	Do.
	Stuffing		Polyurethane sponge with coil spring	Do.
	Thickness		150 mm	Do
Miscellaneous	Number & item		1-Book rack 1-Pillow	Do.

TK-17207-F-R1 HYUNDAI MIPO DOCKYARD 4-19

TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT/CHEMICAL TANKER

4.6.3 FURNITURE APPLICATION FOR PUBLIC SPACE

Item / Name of room			Officer's recreation room	Officer's mess room
Table	Number & size	Mess	-	2-2,400 x 900 x 720 mm
		Reception	1-1,000 x 600 x 450 mm	-
		Side	1- 750 x 750 x 450 mm	-
	Material	Top plate	Wood	Do.
		Pedestal	Steel fixed	Do.
Sofa	Number & type		2-3 seat type	-
	Upholstery		Fabric	-
	Stuffing	Seat	Polyurethane sponge	-
		Back	Polyurethane sponge	-
Chair	Number & type		2-Easy chair	12-Arm chair
	Upholstery		Fabric	Do.
	Stuffing	Seat	Polyurethane sponge	Do.
		Back	Polyurethane sponge	Do.
Hat and coat hook	Number		4	4
Miscellaneous	Number & size		1-Side board with book case	1-Refrigerator (abt. 200 L, domestic type) 1-Cupboard

Item / Name of room			Crew's recreation room	Crew's mess room
Table	Number & size	Mess	-	2-2,400 x 900 x 720 mm
		Reception	1-1,000 x 600 x 450 mm	-
		Side	1-750 x 750 x 450 mm	-
	Material	Top plate	Wood	Do.
		Pedestal	Steel fixed	Do.
Sofa	Number & size		2-2 seat type	-
	Upholstery		Vinyl leather	-
	Stuffing	Seat	Polyurethane sponge	-
		Back	Polyurethane sponge	-
Chair	Number & type		2- Easy chair	12-Common chair
	Upholstery		Vinyl leather	Do.
	Stuffing	Seat	Polyurethane sponge	Do.
		Back	Polyurethane sponge	Do.
Hat and coat hook	Number		4	4
Miscellaneous	Number & size		1-Side board with book case	1-Refrigerator (abt. 200 L, domestic type) 1-Cupboard

TK-17207-F-R1 HYUNDAI MIPO DOCKYARD 4-20

TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT/CHEMICAL TANKER

Item / Name of room			Hospital
Bed	Number & size		1- 2,000 x 800 mm (steel)
Wardrobe	Number & size		1- 450 x 500 x 1,790 mm (steel)
Chair	Number & type		1- Common chair
	Upholstery		Vinyl leather
	Stuffing	Seat	Polyurethane sponge
		Back	Polyurethane sponge
Hat and coat hook	Number		2
Miscellaneous	Number & item		1- Medicine locker 1- Refrigerator (abt. 200 L, domestic type) 1- Bed side table 1- Desk (1,000 x 600 x 760 mm)

Gymnasium

Four (4) - Hat and coat hook
One (1) - Bench (abt. 1,500 mm long)
One (1) - Stowage locker
Six (6) - Portable bed for Suez crew

Note) 1) All necessary equipment for gymnasium to be provided by the Buyer

4.6.4 FURNITURE APPLICATION FOR NAVIGATION AND RADIO SPACE

Item / Name of room			Wheelhouse with chart & radio space
Table	Number & size		1-Chart table with chart locker 1-Reception table (1,000 x 600 x 450 mm)
Chair	Number & type		1-Pilot chair with arm 1-Revolving arm chair
Settee	Number & size		1-3 seat type
	Upholstery		Vinyl leather
	Stuffing	Seat	Polyurethane sponge
		Back	Polyurethane sponge
Book shelf	Number & size		1-1,200 x 390 x 1,970 mm
Miscellaneous	Number & item		1-Refrigerator (abt. 100 L, domestic type) 1-Navigation equipment locker 1-Flag locker 1-Notice board 1-White board 1-Flag pigeon box 2-Binocular box 4-Hat and coat hook 1-Life jacket & immersion suit box

TK-17207-F-R1 HYUNDAI MIPO DOCKYARD 4-21

TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT/CHEMICAL TANKER

4.6.5 FURNITURE APPLICATION FOR OFFICE SPACE & E.C.R

Item / Name of room			Ship's office with cargo control space
Desk	Number & size		2-1,100 x 750 x 760 mm
	Drawer		One side
Chair	Number & type		1-Revolving arm chair 2-Arm chair
	Upholstery		Vinyl leather
	Stuffing	Seat	Polyurethane sponge
		Back	Polyurethane sponge
Book case with shelf	Number & size		1-1,200 x 390 x 1,970 mm
Hat and coat hook	Number		6
Miscellaneous	Number & item		1-Notice board 1-White board ***3-File cabinet (2-drawer)***

Item / Name of room			Engine control room
Desk	Number & size		1- 1,100 x 750 x 760 mm
	Drawer		One side
Chair	Number & type		1- Revolving arm chair 1- Common chair
	Upholstery	Seat	Vinyl leather
	Stuffing	Back	Polyurethane sponge
Book case with shelf	Number & size		1- 1,200 x 600 x 1,970 mm
Hat and coat hook	Number		4
Miscellaneous	Number & item		1- White board 1- Notice board 1- Refrigerator (abt. 100 L, domestic type) 1- Book rack ***3-File cabinet (2-drawer)***

TK-17207-F-R1 HYUNDAI MIPO DOCKYARD 4-22

TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT/CHEMICAL TANKER

4.6.6 CURTAIN

The curtain to be of fabric type or printed roller screen type and to be provided as follows.

- Fabric type window curtain with roller blind (except for window with dead light) or printed roller screen type window curtain	Window or side scuttle in deckhouse except in wheelhouse with chart & radio space, galley, engine control room
- Black partition	Between the wheelhouse and chart & radio space
- Vinyl curtain	Shower space
- Bed curtain	Hospital and 2 tier bed room

Window curtain to be of low flame spread type fabric in compliance with IMO fire test procedure code.

TK-17207-F-R1 HYUNDAI MIPO DOCKYARD 4-23

TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT/CHEMICAL TANKER

4.7 FURNISHINGS AND FITTINGS OF SANITARY SPACE

4.7.1 GENERAL

Private toilet and bathroom to be of unit type.

Furnishings and fittings to be provided according to the table of section 4.7.2

All exposed metal fixtures, taps, valves, accessories and trim to be of aluminum or chromium coated brass.

Rubber washers to be fitted between all china plumbing fixtures and metal supports.

One lamp to be provided for toilet cabinet or mirror and illumination of the toilet space.

A wash basin made of white vitreous china to be provided in engine room toilet.

4.7.1.1 WASH BASIN

Material	White vitreous china
With	Hot and cold water mixing single lever faucet, S-trap, pop-up plug.

4.7.1.2 WATER CLOSET

Type	Vacuum type
Material	White vitreous china
With	Hard plastic seat and lid

4.7.1.3 SHOWER

Shower to be composed of telephone type swivel shower head with hot/cold water thermostatic mixing valve.

4.7.1.4 TOILET CABINET

Material	Moulded plastic
With	Shelf inside
Mirror	On the hinged door

4.7.1.5 TOILET RACK

Type	Wall mount
Material	Plastics and aluminum or chromium coated brass

TK-17207-F-R1 HYUNDAI MIPO DOCKYARD 4-24

TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT/CHEMICAL TANKER

4.7.1.6 BATHTUB

Type — European style
Material — Fiber glass reinforced plastics
With — Hot and cold water faucet with thermostatic mixing valve and telephone type hand shower.

4.7.1.7 MIRROR

Type — Frameless mirror

4.7.1.8 HANGING ROPE

Type — Adjustable rope

4.7.2 FURNISHINGS OF TOILET AND CHANGING ROOM

Item / Space	Private toilet	Toilet in hospital	Public toilet	Changing room	Dry provision store
Bathtub	Captain's class room only	1	-	-	-
Shower	1	1 (Hand shower)	-	-	-
Wash basin	1	1	1	1	1 (SUS)
Toilet rack	-	1	1	1	-
Mirror	1 (In toilet cabinet)	1	1	1	1
Water closet	1	1	1	-	-
Toilet cabinet	1	-	-	-	-
Paper holder	1	1	1	-	-
Soap dish	2	2	1	1	1
Towel rail	1	1	1	1	1
Hand grip	1	2	1	-	-
Steel locker	-	-	-	20	-
Wooden bench	-	-	-	1	-

One (1) public toilet to be provided in engine room.

TK-17207-F-R1 HYUNDAI MIPO DOCKYARD 4-25

TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT/CHEMICAL TANKER

4.7.3 FURNISHINGS OF LAUNDRY

4.7.3.1 FURNISHINGS OF SHIP'S LAUNDRY

The laundry equipment for ship's laundry to be provided as follows :

Item	Quantity	Remark
Washing machine with extractor	1	abt.10kg capacity (marine type)
Washer - dryer	3	abt. 9 kg capacity (domestic type)
Washing tub	1	Stainless steel
Iron board	1	Wood with canvas cloths
Electric hand iron	1	-
Shelf	1	For soap and detergent

Note) Hanging rope and an electric heater (abt. 3 kW) to be provided in drying room and the electric heater shall be provided with thermostat for overheating protection

4.7.3.2 FURNISHINGS OF OFFICER'S LAUNDRY

Officer's laundry with following equipment only to be provided on C-deck. Drying room not to be provided due to narrow space.

Two (2) - Washing machine with extractor (abt. 7 kg, domestic type)
One (1) - Drying tumbler (abt. 5 kg, domestic type)
Drying room not to be provided due to narrow space.

TK-17207-F-R1 HYUNDAI MIPO DOCKYARD 4-26

TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT/CHEMICAL TANKER

4.8 FURNISHINGS OF CATERING, PROVISIONS AND SUNDRY SPACE

4.8.1 CATERING SPACE

In general, the metal part directly in contact with prepared food to be of stainless steel and remainder of steel painted.

Shelf and rack of stainless steel to be provided suitably.

4.8.1.1 GALLEY MACHINERY

One (1) Elect. cooking range with ***six (6) plates*** with one (1) baking oven (17.5 kW)
One(1) Elect. baking oven (2-compartment)
One(1) Elect. meat slicer (abt.250 mm blade)
One(1) Elect. universal mixer with bowl (abt.20L), meat grinder and vegetable slicer
One(1) Elect. frying pan (tilting type, abt. 5.5 kW)
One(1) Elect. refrigerator (abt. 400L)
One(1) Elect. dish washer (under count type, abt. 30 rack/H)
One(1) Elect. water boiler (abt. 10L)
One(1) Elect. waste disposer (under count type, 0.75 kW)
One(1) Elect. coffee machine (abt. 1.8L)
One(1) Elect. toaster (4-slice)
One(1) Elect. rice cooker (abt. cooked rice 8.5kg)
One(1) Galvanized steel working table with stainless steel top and drawers and knife holder
One(1) Hand wash basin (SUS304)
Two(2) Dresser with two sinks, stainless steel top
One(1) Chopping table
One (1) Portable waste bin (abt. 30 lts capacity stainless steel)

Shelves, racks and hooks to suit the room.

The capacity of above equipment to be based on the number of ship's personnel.

4.8.1.2 CREW'S PANTRY

One (1) - Dresser with one sink
One (1) - Refrigerator (abt. 100L, domestic type)
One (1) - Elect. coffee machine (abt.1.8L)
One (1) - Elect. toaster (4-slice)
One (1) - Portable waste bin (20 liter capacity stainless steel).

TK-17207-F-R1 HYUNDAI MIPO DOCKYARD 4-27

TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT/CHEMICAL TANKER

4.8.1.3 DRINKING WATER FOUNTAIN

The water dispenser with chiller and water heater for hot and cold water supply to be provided as follows :

Location	Number of unit
Wheel house	***1***
Officer's mess room	***1***
Crew's mess room	***1***
Cargo control room	***1***
Near engine control room	***1***
Total	***5***

4.8.2 DRY PROVISIONS STORE

Three (3) tier fixed type shelf of galvanized steel to be provided.

The grating of soft wood to be fitted on the floor under shelf.

One (1) Working table and hot & cold water

4.8.3 SUNDRY SPACE

The stowage space in the following table to be arranged.

The shelves to be of galvanized steel.

The grating of soft wood to be fitted on the floor under shelf

Each space to be furnished as follows :

Compartment	Shelf (tier)	Remarks
Linen locker	2-tier	-
Other locker in accommodation	Do.	-
Garbage locker	-	***6-SUS garbage bin (237L, each) with fastening rope***

One (1) garbage compactor (abt. 4 ton capacity) and FW supply for cleaning purposes to be provided in Garbage Locker.

TK-17207-F-R1 HYUNDAI MIPO DOCKYARD 4-28

TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT/CHEMICAL TANKER

4.9 REFRIGERATED PROVISIONS CHAMBER

The refrigerating chamber to be divided into the following compartment :

Compartment	Approx. Volume	Temperature
Meat room	abt. 10 m^3	- 18 °C
Fish room	abt. 10 m^3	- 18 °C
Vegetable room	abt. 20 m^3	+ 4 °C
Lobby	abt. 10 m^3	Uncooled
Total	abt. 50 m^3	

Volume to be inside gross volume.

A refrigerating plant to be designed to maintain the above temperature at cooling water temperature of 36 °C and at the outside air temperature of 35 °C.

A remote temperature indication for each chamber to be displayed on digital type indicator in galley and LCD of engine control console.

One (1) refrigerating unit to have capacity enough to maintain the specified temperature ***within 12 hours*** running per day after cooling down while the other unit to serve as stand-by.

4.9.1 REFRIGERATING SYSTEM

The cooling system to be of ***R-407c*** direct expansion and air circulating system with automatic control device and to be able to keep the temperature of the refrigerating chamber as specified in this Specification.

Valve panel including expansion valves to be located in the adjacent part of each cooler as per the maker's standard.

The electrical defrost system with timer to be provided for the meat and fish room. (for unit cooler drip pan and drain pipes)
The material and design to be as per the maker's standard unless otherwise specified.

Cooling down test for refrigerated provision chamber to be carried out after completion in accordance with Builder's practice.

TK-17207-F-R1 HYUNDAI MIPO DOCKYARD 4-29

TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT/CHEMICAL TANKER

4.9.1.1 UNIT AIR COOLER

No.	One (1) in each compartment
Type	Wall or ceiling suspension type
Material	Maker's standard

4.9.1.2 COMPRESSOR

No.	Two (2)
Type	Multi-cylinder single acting type driven by an electric motor via V-belt or directly
Material	Maker's standard

4.9.1.3 CONDENSER

No.	Two (2), each capacity of full load cooling
Type	Horizontal straight shell and tube type
Material	Maker's standard

4.9.1.4 MISCELLANEOUS

One (1) gas dryer
Automatic temperature control device
One (1) ozone generator in vegetable room

4.9.2 PIPING SYSTEM

Cooling water to be supplied by fresh water system in engine room.

The condensing units shall be provided with a short piece of pipe and a blind flange at each cooling water inlet and outlet for emergency cooling with fresh water during the dry docking

Floor scuppers to be provided in each compartment

Lobby of cold provision chamber to be cooled by return pipes from meat and fish rooms.

TK-17207-F-R1 HYUNDAI MIPO DOCKYARD 4-30

TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT/CHEMICAL TANKER

4.9.3 INSULATION

4.9.3.1 CEILING, LINING AND FLOOR

Location	Construction
Overhead and side wall	0.7 mm galvanized steel sheet + 125 mm foamed polyurethane + 0.7 mm SUS 304 sheet
Divisional wall between compartments	0.7 mm SUS 304 sheet + 100 mm foamed polyurethane + 0.7 mm SUS 304 sheet
Floor	1.0 mm galvanized steel sheet + 100 mm foamed polyurethane + 12 mm plywood + 1.0 mm thick SUS 304 sheet + PVC grating

4.9.3.2 DOORS

Type Air tight hinged pontoon

Material	Stainless steel filled with foamed polyurethane
Clear breadth	700 mm
Clear height	abt.1,700 mm
Accessory	Rubber packing 1- Door fastener with handle which can be unlocked from inside of the chamber by pushing a rod. 1 - Hand grip inside of the chamber 1 - Hook and eye for keeping door at open position.
Door frame	Stainless steel filled with foamed polyurethane.

Electric heating cable to be provided for door frame of meat and fish room.

Lobby door to be of steel pontoon type with lock and handle.

4.9.3.3 MISCELLANEOUS

Stainless steel meat rail and stainless steel hook to be fitted in the meat room.

Stainless steel shelf to be provided in each chamber except lobby.
P.V.C grating to be fitted on the floor under shelf.

TK-17207-F-R1 HYUNDAI MIPO DOCKYARD 4-31

TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT/CHEMICAL TANKER

4.10 VENTILATION AND AIR CONDITIONING SYSTEM

4.10.1 GENERAL

The living quarters to be ventilated and air conditioned as follows :

A) The following spaces to be air conditioned.
Living space
Public space
Office space
Wheelhouse with chart space and radio space

B) Catering space, electric equipment locker changing room, laundry and dry provision store to be conditioned by spot cooling and heating without consideration of the heat gain from the space.

C) Galley to be air conditioned by fan coil unit (15,000 kcal/h) with refrigerant from main air conditioning plant as previous 50K PC (S417).

The cooling load calculation to be submitted to the Byers for review during plan approval stage.

Air in air conditioned space, except hospital, to be exhausted into the passage through the door louver and into the appropriate private sanitary space, if applicable, through the door gap.
Air from hospital not to be recirculated.

In recirculation mode at cargo loading/unloading condition, proper recirculation mode will be applied according to ISGOTT Ch.24.2. as the following sequence.

1. Open the fresh air intake
2. Keep positive pressure inside accommodation areas.
3. Close the cover of natural ventilator
4. In the event of hydrocarbon vapors are present at the fresh air inlet by means of gas detector. the ventilation system must be shut down until the surrounding atmosphere is free of hydrocarbon vapors.

The details of air balancing work such as closing of air intakes, adjustments of dampers, exhaust fan controls, etc. shall be mentioned in the schematic diagram of HVAC for accommodation.

One (1) package air conditioner (at least 30,000 kcal/h capacity) with fresh water cooled type to be provided in the wheelhouse.

TK-17207-F-R1 HYUNDAI MIPO DOCKYARD 4-32

TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT/CHEMICAL TANKER

4.10.1.1 VENTILATION AND AIR CHANGE RATE

The air conditioning and mechanical ventilation system to be designed to have the following minimum rate of air change (times/hour) based on the volume of each compartment.

Compartment	Air conditioning	Mechanical	
		Supply	Exhaust
Living space	6	-	-
Public space, Office space,	8	-	-
Hospital	8	-	10
Wheelhouse with chart & radio space	15	-	-
Changing room	10		10
Laundry room	10	-	15
Public toilet, Private toilet, Drying room	-	-	15
Galley	8	20	40
Bonded store	5	-	5
Garbage store	5	-	-
CO_2 room	-	-	5
Cargo Control Room	8		
Foam room and fire control station	8		
Dry provisions store	6	-	
Locker & store with area less than $4m^2$ (inside)	-	-	5
Locker & store with area more than $4m^2$ (inside)	5	-	5

Note) Other space not specified above to be provided with natural ventilation.

TK-17207-F-R1 HYUNDAI MIPO DOCKYARD 4-33

TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT/CHEMICAL TANKER

4.10.1.2 AIR CONDITIONING SYSTEM

The air conditioning system to be of high pressure and single duct system with central heating and cooling unit.

The plant to be designed to cool or heat the supply air and to maintain the following condition when the doors, windows and side scuttles are closed.

The capacity of the air conditioning plant to be decided on the condition that about 50 % of fan intake air to be taken from outside.

This ratio may be changed to meet the fresh air rate requirement of the Regulatory Body of ship's registry.

To prevent the entry of petroleum gas to the accommodation spaces during cargo handling and other cargo tank operations, the air-conditioning system shall be designed for full re-circulation mode without consideration of design conditions /based on the following:

a. All openings exposed to weather shall be closed manually.
b. The details of air balancing work such as closing of air intakes, adjustments of dampers, exhaust fan controls, etc. shall be mentioned in the schematic diagram of HVAC for accommodation.

The plant to be dimensioned to meet following condition :

		Dry bulb temperature	Relative humidity
In summer	Out side air	35 °C	70 %
	Inside air	27 °C	50 %
	Cooling water temperature	36 °C	-
In winter	Outside air	- 20 °C	-
	Inside air	20 °C	50 %

TK-17207-F-R1 HYUNDAI MIPO DOCKYARD 4-34

TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT/CHEMICAL TANKER

4.10.1.3 TEST AND TRIAL

The central unit to be tested at the maker's shop in accordance with the maker's usual practice.
After the completion of air conditioning system, following tests to be performed in accordance with Builder's practice.

1. Air volume test.
2. Cooling or heating test

The air conditioning test to be carried out as applicable in connection with testing season. When the heating or cooling is not applicable, only the running test to be performed.

4.10.2 AIR CONDITIONING PLANT

The air conditioning plant to consist of one (1) set of 100 % central air handling unit installed in the air condition unit room and two (2) sets of ***75 % R-407c*** condensing unit in the air condition unit room or engine room.

The material and design to be as per the maker's standard unless otherwise specified.

Refrigerant recovery system with full charging cylinders for air conditioning & provision refrigerating plant and leakage detection/alarm system to be provided.

Leakage detection system should be provided for A/C system and provision refrigerating plant and alarm to be connected to E/R alarm and monitoring system

Gas detector to be provided at following places (locations)
- Air handling unit in air conditioning room
- Air condensing unit in refrigerating machine room
- Refrigerating unit in refrigerating machine room
- Valve board for refrigerated provision chamber

4.10.2.1 AIR HANDLING UNIT

The unit to consist of the following :
-Fresh air-recirculation air mixing damper (manual)
-Removable air filter
-Steam heating coil
-Hot water humidifying section
- ***R-407c*** direct expansion coil
- Ventilating fan of two (2) speed electric motor driven centrifugal type
- Steam requlating valve,
- Thermostat and thermometer
-Air condition cooling elements fins to be of copper. (Not aluminum)
-Air handling unit jalousie filter frame to be of SUS 316L

TK-17207-F-R1 HYUNDAI MIPO DOCKYARD 4-35

TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT/CHEMICAL TANKER

4.10.2.2 REFRIGERATING CONDENSING UNIT

Two (2) - ***R-407c*** compressor driven by an electric motor
Two (2) - Condenser of horizontal straight shell and tube type
Two (2) - Gas dryer
Each air condition compressor unit to be provided with oil separator unit connected with crank case.
Thermostat & Thermometer to be provided.
Safety device for compressor to be provided according to Rule and Regulation.

4.10.2.3 PIPING SYSTEM

Cooling water to be supplied by fresh water system in engine room.

Interconnection with valve to be provided for parallel operation of compressors.

4.10.2.4 DUCTING SYSTEM

Fresh air for the central unit to be drawn through the air supply vent head and to led to the central unit.

Recirculation air for the central unit to be drawn through the grille provided on the wall or ceiling of the corridor space or stairway casing and to be led to the central unit.

Air conditioning supply ducts to be pre-insulated (15 mm mineral wool and 25 mm for over the 250 mm dia.) spiral duct made of galvanized steel sheet.

Controllable diffuser to be fitted at outlet of the air conditioning supply duct in air conditioned space and punkah louver in other space.

Trunk and duct exposed to weather deck to be 6mm thickness and to be weather-tight.

Fire dampers, balancing dampers, non-return flap, duct penetration, grills etc, shall be provided in compliance with rules, regulations and builder's practice.

4.10.2.5 TEMPERTATURE CONTROL SYSTEM

In summer :

(1) The refrigerant gas for air cooling to be controlled to maintain a reasonable constant temperature of discharge side by means of unloading mechanism of the refrigerating compressor.

(2) When the ambient temperature becomes lower than condition(1),the compressor to be stopped automatically and restarted automatically when the temperature is higher than condition (1), by the electro-magnetic valve and thermostat having thermobulb located in return air inlet.

In winter :

Regulating steam valve on the steam air heating coil to be controlled by the thermobulb located in the fresh air inlet and heater outlet.

Automatic humidity control to be provided.

Intermediate season :

Air to be supplied without cooling and heating from air conditioning plant.

TK-17207-F-R1 HYUNDAI MIPO DOCKYARD 4-36

TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT/CHEMICAL TANKER

4.10.2.6 COLOUR SCHEME OF EQUIPMENT

The colour of finished coat for machinery external surface to be in accordance with the followings.

(1) Condensing unit for air conditioning plant : Munsell No. 7.5 BG 7/2
(2) Condensing unit for provision refrigerating plant : Munsell No. 7.5 BG 7/2
(3) Others : Maker's standard

4.10.3 MECHANICAL VENTILATION

4.10.3.1 FAN

The electric motor driven centrifugal or axial ventilation fan to be provided as follows :

System	Quantity
Galley exhaust system (two (2) speed type)	1
Galley supply system	1
Hospital	1
Sanitary and other space (refer to 4.10.1.1) exhaust system	1
Crew's recreation room	***1***

4.10.3.2 VENTILATION DUCT SYSTEM

Mechanical ventilation spaces which are not specified above to be incorporated into the system which is preferable on duct arrangement.

Mechanical ventilation duct to be single spiral or rectangular duct made of galvanized steel sheet having same thickness as the air conditioning supply duct, but not to be insulated.

Ventilation trunk or rectangular duct in living quarter, if fitted to be of 2.3 mm steel plate and finished with painting.

The opening of supply and suction side of the mechanical ventilation duct to have a screen.

Ventilating hood of stainless steel with washable stainless steel grease filter to be provided over the cooking range in galley.

Outlet terminal of exhaust fan from the sanitary space and galley to be arranged away from air intake as far as practicable.

Rat and insert screen of stainless steel (SUS316) shall be provided at the weather opening of supply and exhaust ventilation duct.

TK-17207-F-R1 HYUNDAI MIPO DOCKYARD 4-37

TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT/CHEMICAL TANKER

4.10.4 NATURAL VENTILATION

Spaces which are not air conditioned or mechanically ventilated, to be provided with natural ventilators such as mushroom ventilator, wall ventilator or door louver, where necessary.

Ventilating louver with shutter may be provided on the door leading to the passage from the living space (except hospital), public space and office space.

Coaming height of ventilator to be as Rule requirement for upper deck, A deck and to be as the Builder's practice for the other decks.

Stainless steel insect screen with the stainless steel wire mesh guard screen to be provided at weather opening of the supply and exhaust ventilating duct.

TK-17207-F-R1 HYUNDAI MIPO DOCKYARD 4-38

TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT/CHEMICAL TANKER

4.11 ACCOMMODATION LAYOUT

HMD
UPPER DECK
DWG NO :
SHEET NO: /
CO2 ROOM
ENGINE CASING
AC. ROOM
OX. ROOM
E/R HATH
PAINT STORE
DECK STORE
GYMNAUIUM & SUEZ CREW
VEGETABLE ROOM
LOCKER
TOILET
LOBBY
MEAT ROOM
FISH ROOM
STAIRWAY
UP
BONDED STORE
AIR CONDITIONING UNIT R/M
STORE DRY PROVISION
GARBAGE STORE
LOBBY
SHIP'S LAUNDRY
DRYING ROOM
CHANGING ROOM
ON
CORRIDOR(UPPER DECK)
FOAM ROOM & FIRE CONTROL STATION
HOSPITAL
LOBBY
UP

TK-17207-F-R1 HYUNDAI MIPO DOCKYARD 4-39

TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT/CHEMICAL TANKER

HMD
A - DECK
DWG NO :
SHEET NO: /
DN
UP
LOBBY
CREW'S RECREATION ROOM
CREW'S MESS ROOM
EM'CY D/G RM
CREW
CREW'S PANTRY
LOCKER
TOILET
GALLEY
SHIP'S OFFICE & CARGO CONTROL ROOM
ENGINE CASING
CORRIDOR(A DECK)
CABLE TRUNK
OFFR'S MESS ROOM
OFFR'S RECREATION ROOM
LOBBY
F.R.

TK-17207-F-R1 HYUNDAI MIPO DOCKYARD 4-40

TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT/CHEMICAL TANKER

HMD	B - DECK	SHIP NO.	
		DWG NO.	

CREW
CREW
CREW
1ST ENGINEER'S BED ROOM
1ST ENGINEER'S DAY ROOM
CREW
STORE
JUNIOR
ENGINE CASING
CREW
UP
STAIRWAY
CORRIDOR(B DECK)
JUNIOR
UP
CREW
CABLE TRUNK
JUNIOR
CH. OFFICER'S DAY ROOM
CREW
CREW
CREW
CH. OFFICER'S BED ROOM
DN
DN

TK-17207-F-R1 HYUNDAI MIPO DOCKYARD 4-41

TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT/CHEMICAL TANKER

C - DECK

SHIP NO.
DWG NO.

CREW
JUNIOR
CHIEF ENGINEER'S DAY ROOM
CHIEF ENGINEER'S BED ROOM
CREW
OFFICER'S LAUNDRY
JUNIOR
FUNNEL
DN
CREW
UP
STAIRWAY
CORRIDOR(C DECK)
JUNIOR
UP
CREW
CABLE TRUNK
JUNIOR
CAPTAIN'S BEDROOM
CREW
JUNIOR
CAPTAIN'S DAY ROOM

TK-17207-F-R1 HYUNDAI MIPO DOCKYARD 4-42

TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT/CHEMICAL TANKER

HMD	NAV.-DECK	SHIP NO.	
		DWG NO.	

BATTERY LOCKER
TOILET
WHEEL HOUSE
DN
DN
ELECTRIC EQUIP'T R/M
STAIRWAY
20
25

TK-17207-F-R1 HYUNDAI MIPO DOCKYARD 4-43

TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT/CHEMICAL TANKER

5 - HULL PIPING

5.1 GENERAL

The general requirements for the piping systems contained herein are particularly applicable to the piping systems outside the engine room, unless otherwise especially stated. For the detailed or the specific requirements of a particular system, refer to the section which describes the system and to the applicable Rules and Regulations specified in Chapter 0.

The materials and dimensions of pipes, joints, valves including bolts and nuts, etc. to be manufactured in accordance with the Korean Industrial Standard (KS), the Japanese Industrial Standard (JIS) and/or the Builder's Standard except otherwise specified hereinafter and the Maker's standard (for those items forming a part of machinery or equipment supplied by the maker in package)

Wherever the standards other than above referred to are specified, the Builder may apply the equivalent of above standards as long as equivalent standards are not inconsistent with requirements of this specification.

The Name plates for valves, air pipes and sounding pipes to be SUS316 at all space and all text to be in English.

5.2 PIPING MATERIALS AND WORK

5.2.1 PIPE

The materials and wall thickness of pipes to be in accordance with section 5.3 "MATERIAL SPECIFICATION FOR PIPING" and section 5.4 "APPLICATION OF PIPES AND VALVES" and to meet the requirements of the Classification Society.

The specification of pipes forming a part of machinery or equipment supplied by the maker in package to be of the maker's standard.

As far as practicable, the pipe lines to be led directly with a minimum number of bend and the arrangements to avoid well part where drains likely to stay.

Suitable draining arrangement of minimum 15A valve or drain plug to be provided for the following locations and the surface treatment of drain pipes to be same as that of connected pipe.
- Well parts of small bore domestic pipes where those may be stuffed.
- Well parts of water pipes on exposed locations where those may be frozen.
- Well parts of air lines and steam lines on exposed deck.

TK-17207-F-R1 HYUNDAI MIPO DOCKYARD 5-1

TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT/CHEMICAL TANKER

Liquid pipe lines to be kept away from the switchboard and the electrical appliances. Where the piping is unavoidably led above the electrical appliances, the welded joint to be provided.

Where the piping penetrates or passes through girders or structural element, the compensation to be provided in accordance with the requirements of the Classification Society and the Builder's standard.

The arrangement of piping to be designed in consideration of convenience in painting hull, cargo handling and traffic as far as practicable.

Piping to be designed to release the excessive stress due to thermal expansion /contraction and deflection of the ship's structure.

5.2.2 VALVES

In general, the valve size to be of the same nominal bore as that of the pipes connected except automatic control valves.

In general, globe valves to be fitted for small bore pipes and butterfly valves for large bore pipes of ND80 mm or above.

Butterfly valves to be of flangeless type and to have teflon seat for inert gas on upper deck and tank cleaning system, and to have nitrite butadiene rubber seat except otherwise specified. For cargo piping, valve seats and packing shall be suitable for cargoes of MARPOL Annex I, and Annex II and cargoes included in chapter 17 and 10 of IBC for vessels type II & III.

Use of gate valves to be limited where required by the Classification Society.

Gate valves to be of non-rising stem type and to have solid wedge disc.

Cast steel or ductile cast iron valves to be fitted to such locations as required by the Classification Society.

Installation of the ship side valve to be in accordance with the requirements of Classification Society and to be fitted rigidly to the shell with short stub piece of heavy wall thickness as far as practicable.

Remote control valves to be provided with local manual operation device as required by the Classification Society.

Valve name plates of SUS 316 to be fitted to the valves on handle or other suitable place.

TK-17207-F-R1 HYUNDAI MIPO DOCKYARD 5-2

TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT/CHEMICAL TANKER

Table with material and details of valves and seat for each system

System	Valve Type	Size /Location	Material		
			Body	Disc	Seat
Cargo oil	Butterfly	In tank	SUS 316L	SUS 316L	Teflon
	Butterfly	Others	SUS 316L	SUS 316L	Teflon
Inert gas upto deck water seal	Butterfly	All	FC	SUS 316L	Teflon
Inert gas after deck water seal& tank vent	Butterfly	All	FC	SUS 316L	Teflon
Tank Cleaning	Butterfly	All	FC	SUS 316L	Teflon
	Ball	ND 65 & below	SUS 316L	SUS 316L	Teflon
	Globe	ND 50 & below	FC	SUS 316L	SUS
Ballast	Butterfly	All	FC SC (Note 1)	ABC	NBR
	Flap Check	Pump Discharge	SC	ABC	NBR

Note 1: Cast steel body to be applied for the sea valves, and ballast valve fitted on the collision bulkhead.

Note 2: Above listed materials to be applied, except those required by the Classification Society.

The material of ship side valve for sea water suction and overboard discharge line to be of cast steel.
Internal coating of cast iron valve for sea water cooling, ballast and fire line to be as follows.
- ***General valve : internally painted (two coats same as surrounding) or made of non-corrosive material (bronze)***
- ***Butterfly valve for ballast system : internally painted (one coat) before rubber lining***

Butterfly valves size above of 150mm shaft diameter to be fitted with stainless steel disc for hull piping part.

TK-17207-F-R1 HYUNDAI MIPO DOCKYARD 5-3

TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT/CHEMICAL TANKER

5.2.3. PIPE JOINTINGS

Unless otherwise specified, the welding joints of outside sleeve type, butt welding and flange connections generally to be applied to the pipe connections with valves, fittings, machinery, according to the Builder's practice and the requirements of the Classification Society.

The material of pipe connection to be of same material or similar to that of pipe, unless otherwise specified.

In general, the flanges to be of steel slip on welding type for steel piping and the slip on brass brazing type for non-ferrous piping of small diameter.

Where the flange joint of large size stainless steel or non-ferrous pipes to be applied, the inner ring of composite flange to be of the same or equivalent material as the pipes connected and the outer flanges to be of hot dip galvanized mild steel.

Flanges to be finished with plain contact surface.

Steel pipe flange for liquid handling to have seal weld at the both sides, but protection pipes for electric cable to have weld outside only but to be smoothly grinded inside in order to avoid cable damage.

Steel hexagonal head bolts and nuts of hot dip galvanized to be used in water ballast tanks and on weather deck.

Flange ratings to be as follows :
- Applicable range -

JIS 5K	---	Steam, water and oil working pressure up to 6 kg/cm^2
JIS 10K	---	Steam, water and oil working pressure up to 12 kg/cm^2
JIS 16K	---	Steam, water and oil working pressure up to 25 kg/cm^2
JIS 30K	---	Steam, water and oil working pressure up to 45 kg/cm^2

Preformed welding socket to be used for high pressure steel pipe such as hydraulic oil lines.

Butt welding joint to be applied for elbow, reducer and tee and others except otherwise specified.

Bite type union or welded type union may be used for small bore steel pipes.

Bite type union or brazing type socket joints to be used for small bore non-ferrous pipes.

Sliding type coupling joints to be generally used for water ballast lines, cable protection lines, fuel oil, tank cleaning and foam and fire and wash deck main lines where necessary, to compensate the pipes from expansion and contraction.

TK-17207-F-R1 HYUNDAI MIPO DOCKYARD 5-4

TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT/CHEMICAL TANKER

Expansion joints couplings located on exposed weather deck shall have stainless steel bolts and nuts.

For high pressure piping metal spiral wound gasket or other special O-ring gasket to be used.

Packing for sliding type coupling joints to be of nitrite butadiene rubber in general, unless otherwise specified.

Offset expansion bends (Loop) may be applied to the compressed air line, steam line in fuel oil tank, high pressure hydraulic oil line and cargo oil line regardless of size.

Adequate earthing strips or tooth washers to be provided for piping on deck and in tank for cargo, inert gas, ECP, and tank cleaning piping.

Universal heat and oil and chemical resisting non-asbestos joint gaskets to be generally used for all piping system.

HMD

TK-17207-F-R1 HYUNDAI MIPO DOCKYARD 5-5

TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT/CHEMICAL TANKER

5.2.4 BULKHEAD AND DECK PENETRATIONS

Where the piping passes through the watertight or oil tight bulkheads and decks, the bulkhead or deck to be sufficiently compensated, where necessary, in accordance with the requirements of the Classification Society, and the connection to be made tight by means of spool piece, direct welding or sleeve reinforced pipe piece according to the Builder's practice.

For bulkhead penetration pieces, care to be taken that the internal parts of pipes to be treated in accordance with the paint specification except galvanized pipe and before installation of the penetration piece. All welding and hot work to be completed prior to the secondary surface treatment of each block.

The connections through the insulated bulkheads to be of sufficient length to permit access to the flange connections without disturbing the insulation.

For the copper and copper alloy pipes, stainless steel made deck penetrating pieces to be fitted directly to the bulkhead or deck by welding through which those pipes run with proper tightening means.

5.2.5 BRANCHES, BENDS AND OTHER FITTINGS

Branch pipes for the low pressure piping up to 50 kg/cm^2 to be welded to the main pipe.

Elbow pieces and reducers to be of fabricated steel made by electric arc welding.

Fittings forming a part of pipe to be of the equivalent material as adjoining pipes in general.

As a standard for steel and non-ferrous pipes, the pipe bending to be carried out by means of cold bending machine with bending radius of approximately three (3) times of the outside pipe diameter, to maximum practicable extent according to Builder's facilities and design convenience.

Hot bending process may be adopted in special case, such as adjustment of pipe alignment.

In following cases, standard elbow pieces to be used.

1) When the capacity of the Builder's existing bending machine is not enough to bend.
2) When small bending radius is necessary to facilitate the piping arrangement.

Generally the fittings to be fitted by butt welding.

TK-17207-F-R1 HYUNDAI MIPO DOCKYARD 5-6

TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT/CHEMICAL TANKER

Loose Fittings

(Filters, Strainers, Traps, Rose box, Mud box, Rose plates, Plugs, Nozzles, Orifice, Expansion Couplings, Separators, Air pipe heads, etc.).

The loose fittings to be selected by pipe size line pressure and pipe line material according to KS/JIS.

5.2.6 SUCTION BELLMOUTH

Inverted hopper shape suction bellmouth fabricated of mild steel to be used in general.

The clearance between suction bellmouth and tank bottom to be as follows in general.

Nominal dia.	Clearance (mm)		Nominal dia.	Clearance (mm)	
	Round	Elliptical		Round	Elliptical
50	20	-	200	35	45
65	20	-	250	-	55
80	20	-	300	-	65
100	25	-	350	-	65
125	25	-	400	-	75
150	25	40	450	-	85

Double plate (10 mm) to be provided under each suction bell mouth in ballast tank except peak tanks.

5.2.6.1 REACH ROD

The valve operating reach rods to be of stainless steel (JIS SUS 304) in the tank and solid steel round bar for outside the tank.
The reach rod to be provided with a deck stand, a stuffing box on weather deck penetration, a fork/yoke piece, bevel gear and universal joint, where necessary.

5.2.7 GASKET AND PACKING

Asbestos free sheet gasket packing of antisticking surface to be applied in general.

The thickness of gasket packing to be of 1.5 mm for 65 mm in nominal diameter and below, and 3.0 mm for 80 mm and above.

The material of packing for the valve stem to be of valve maker's standard.

TK-17207-F-R1 HYUNDAI MIPO DOCKYARD 5-7

343676/10.150.229.71/2017-10-31 07:36:34

TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT/CHEMICAL TANKER

5.2.8 PIPE SUPPORTS

The piping to be properly supported and braced as per the Builder's Practice to avoid damage, vibration and movement due to thermal and/or ship's deflection.

Support for non-ferrous pipe to be inserted with similar non-ferrous sheet metals or similar non-ferrous metal hanger so as steel supports not to be directly contacted with the pipes.

Fixing supports to be provided for preventing floated pipe from excessive free moving, where required.

For clamping, "U" shape galvanized steel and SUS 304 round bar bolt clips to be used for steel pipes and stainless steel pipes, respectively. Flat bar band clips to be used for non-ferrous pipes.

The pipe pieces of the following piping systems, which connected with flange joint and gaskets, shall be electrically bonded with tooth washer according to ISGOTT requirement to the hull structure for conductivity.

- Inert gas and vapor return piping system
- Electric cable protection pipes
- GRP pipes in cargo area (if applied)
- Tank Cleaning lines
- Other as required from the Classification Society and OCIMF
- Cargo piping where flanges to equipment and valves exist

Megger test report to verify the effectiveness of pipe earthing to be submitted to the Buyer.

U-bolt to be secured to the support by means of :

Double nuts (each one on both sides of the support) for general pipe of 100 mm in nominal diameter and above, hydraulic pipe of 65 mm in nominal diameter and above and heating coil.

Single nut for general pipe of 80 mm in nominal diameter and below

Double nuts (two below side of the support) for hydraulic pipe of 50 mm in nominal diameter and below.

Pipe supports for mainlines in longitudinal and transverse direction with nominal diameter of 100 mm and above on upper deck except electric cable protection pipe, to be fitted with teflon pad to allow free sliding pipe movement.

Pipe support for main line on upper deck to be of fabricated steel H-beam and to have a height of 1,800 mm above upper deck.
Branch pipes on exposed deck to be arranged to have a clearance of minimum 200mm above deck for maintenance purposes.

TK-17207-F-R1 HYUNDAI MIPO DOCKYARD 5-8

TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT/CHEMICAL TANKER

5.2.9 PIPE PROTECTION

The piping works to be protected from mechanical damage, where necessary, and the protection to be constructed with steel angles, plates or channels as per Builder's practice.

5.2.10 SURFACE TREATMENT AND CLEANING

The surface treatment and coating of the machinery, loose fittings and valves to be carried out in accordance with maker's standard for the intended purpose, unless otherwise specified.

The pipe fittings whose function is to join branches of the system (such as tees Y-pieces, elbows, flanges, unions, bushing, etc.) to be painted same as connected pieces.

The loose fittings other than above pipe fittings supplied by makers (such as expansion couplings, filters, strainers, traps, separators, rose boxes, nozzles, plugs, orifices, etc.) to be painted in accordance with the maker's standards unless otherwise specified.

The galvanizing to be carried out after fabrication of pipes in principle, but in such case that welding after galvanizing is unavoidable as under mentioned, the external of the damaged parts to be touched up with one (1) coat of zinc primer, and internal parts to be touched up with the same paint as far as practicable. This shall not apply to pipes conveying corrosive medium (sea water) unless such is impracticable.

1) Welded sleeve joints fabricated on-board
2) Anchoring pieces welded on galvanized pipes after adjusting on-board
3) Butt weld joint adjusted on-board
4) Flange of pipe adjusted on-board

The lubricating oil and hydraulic oil pipes to be pickled before installation. After installation on-board, following piping systems to be flushed and cleaned prior to connected to machinery.

Where the acid pickling is necessary for pipes, to be done and inside to be treated with oil to prevent rust before installation on-board.

Pipe and its supports on exposed area to be painted with epoxy before installation.

TK-17207-F-R1 HYUNDAI MIPO DOCKYARD 5-9

TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT/CHEMICAL TANKER

Oil flushing to be applied as follows:

- Deck machinery hydraulic lines to be flushed by system oil
- Valve control hydraulic main lines to be flushed by system oil
- Valve control multi-tubes to be blown by N2
- Steam supply line to be blown by steam

For flushing, temporary filters and magnets to be fitted in the strainer.

System oil to be used for oil flushing by using a separate filter and the flushing to be finished with the result of particle counting reaches manufacturer's recommendation and Buyer's approval.

All the above flushing operation to be attended from the Buyer's representative, if any.

HMD

TK-17207-F-R1 HYUNDAI MIPO DOCKYARD 5-10

TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT/CHEMICAL TANKER

5.2.11 INSPECTION AND TEST

All the tests and inspections of pipe lines to be carried out in accordance with the requirements specified in the Specification and/or the Rules and Regulations and the Builder's standard.

A detailed piping pressure testing procedure for all piping system to be prepared and submitted to the Buyer for review.

VISUAL TEST

The dimension, scantling, location, surface finishing, welding, fastening, joint, etc. to be visually inspected where necessary.

LEAKAGE TEST (FLOW TEST)

The pipes which to be occasionally filled up by gravity or pipes through which a liquid flows without pressure during the actual service to be tested by free flow of water to confirm tightness of the pipe lines.

PRESSURE TEST

The statical hydraulic pressure test to be carried out in accordance with the requirements of the Classification Society and Regulatory Bodies where applicable.

During the pressure test, a blank flange to be provided at the open ends with the valves and/or any other means of closing on the piping fully open.

HMD

TK-17207-F-R1 HYUNDAI MIPO DOCKYARD 5-11

TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT/CHEMICAL TANKER

5.3 MATERIAL SPECIFICATION FOR PIPING

The following material specification to be applied.

5.3.1 ABBREVIATION IN THE TABLE

KS	:	Korean Industrial Standard
JIS	:	Japanese Industrial Standard
STPG 370	:	Carbon steel pipes for pressure service, Min. tensile strength 38 kg/mm^2 (370 N/mm^2) : (JIS G3454)
STS 370	:	Carbon steel pipes for high pressure service, seamless Min. tensile strength 38 kg/mm^2 (370 N/mm^2) : (JIS G3455)
STPT 370	:	Carbon steel pipes for high temperature service, Min. tensile strength 38 kg/mm^2 (370 N/mm^2) : (JIS G3456)
STPY 400	:	Arc welded carbon steel pipes, Min. tensile strength 41 kg/mm^2 (400 N/mm^2) : (JIS G3457)
ERW S 370	:	Electric resistance welded special carbon steel pipes equivalent to STPG 38 (STPG 370) material, Min. tensile strength 38 kg/mm^2 (370 N/mm^2)
SPP	:	Carbon steel pipes for ordinary service SPP (Comparable to JIS SGP) series in KS pipe thickness standard (KS D3507)
SUS TP	:	Stainless steel pipe (JIS G3459)
SUS TPY	:	Arc welded large diameter stainless steel (JIS G3468)
SUS ERW	:	Electric arc welded special stainless steel equivalent to SUS TP material
SMA	:	Hot rolled atmospheric corrosion resistant steel (JIS G3114)
SCH. 40	:	Schedule No.40 series in KS/JIS pipe thickness standard
SCH. 80	:	Schedule No.80 series in KS/JIS pipe thickness standard
SCH. 160	:	Schedule No.160 series in KS/JIS pipe thickness standard
Galv.	:	Galvanized
Alum.	:	Aluminized
ERW	:	Electric Resistance Welded
SAW	:	Submerged Arc Welded
SMLS	:	Seamless
PVC	:	Polyvinyl chloride
H.F.O.	:	Heavy Fuel Oil
M.G.O	:	Marine Gas Oil
FW	:	Fresh water
P/S	:	Port / Starboard
THK	:	Thickness
F.R.P	:	Fiber Reinforced Plastics

TK-17207-F-R1 HYUNDAI MIPO DOCKYARD 5-12

TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT/CHEMICAL TANKER

5.3.2 PIPE THICKNESS TABLE

1) Steel pipe

Nom. Dia.(A)	Out.Dia. (mm)	Pipe wall thickness(mm)										
		SPP	7.9 mm	Sch. 40	9.5 mm		Sch. 80	12.7 mm		Sch. 160	16.0 mm	
10	17.3	2.35		2.3	For Sch.40 Piping System		3.2	For Sch.80 Piping System		-	For Sch.160 Piping System	
15	21.7	2.65		2.8			3.7			4.7		
(20)	27.2	2.65		2.9			3.9			5.5		
25	34.0	3.25		3.4			4.5			6.4		
(32)	42.7	3.25		3.6			4.0			6.4		
40	48.6	3.25		3.7			5.1			7.1		
50	60.5	3.65		3.9			5.5			8.7		
65	76.3	4.0		5.2			7.0			9.5		
80	89.1	4.05		5.5			7.6			11.1		
100	114.3	4.5		6.0			8.6			13.5		
125	139.8	4.85		6.6			9.5			15.9		
150	165.2	4.85		7.1			11.0				16.0	
200	216.3	5.85		8.2			12.7				16.0	
250	267.4	6.4		9.3				12.7			16.0	
300	318.5	7.0			9.5			12.7			16.0	
350	355.6	7.6			9.5			12.7			16.0	
400	406.4	7.9			9.5			12.7			16.0	
450	457.2	7.9			9.5			12.7			16.0	
500	508.0	7.9			9.5			12.7			16.0	
550	558.8	7.9			9.5			12.7			16.0	
600	609.6	7.9			9.5			12.7			16.0	
650	660.4		7.9			9.5			12.7			16.0
700	711.2		7.9			9.5			12.7			16.0
750	762.0		7.9			9.5			12.7			16.0
800	812.8		7.9			9.5			12.7			16.0
850	863.6		7.9			9.5			12.7			16.0
900	914.4		7.9			9.5			12.7			16.0
1000	1016.0		7.9			9.5			12.7			16.0
MATERIAL	SPP	O										
	STPG370			O			O					
	ERW S 370				O			O			O	
	STPT370 /STS370									O		
	STPY400		O			O			O			O

TK-17207-F-R1 HYUNDAI MIPO DOCKYARD 5-13

TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT/CHEMICAL TANKER

2) Copper pipe

Nom. dia. (A)	Out. dia. (mm)	Pipe wall thickness (mm)			
		10K	40K	70K	140K
4	6	1.2	1.4	1.6	2.0
5	8	1.2	1.4	1.8	2.5
6	10	1.2	1.6	2.0	3.0
8	12	1.2	1.8	2.3	3.5
10	15	1.4	1.8	2.5	4.0
15	20	1.6	2.2	3.0	5.0
20	25	1.6	2.5	3.5	6.0
25	30	1.6	3.0	4.0	7.0
32	35	1.6	3.0	5.0	8.0
40	45	2.0	3.5	6.0	10.0
50	55	2.0	4.5	7.0	11.0
65	70	2.0	5.0	8.0	14.0
80	85	2.5	6.0	10.0	17.0
100	110	3.0	8.0	12.0	21.0
125	140	3.0	9.0	15.0	26.0
150	160	3.5	11.0	17.0	30.0

Material : JIS H3300
C1220T

3) Aluminum Brass and Copper Nickel pipe

Nom. dia (A)	Out. dia. (mm)	Pipe wall thickness (mm)			
		10K	40K	70K	140K
4	6	1.0	1.2	1.2	1.5
5	8	1.0	1.2	1.4	1.8
6	10	1.0	1.2	1.6	2.0
8	12	1.2	1.5	1.6	2.2
10	15	1.2	1.5	1.8	2.5
15	20	1.2	1.5	2.0	3.0
20	25	1.5	1.8	2.2	3.5
25	30	1.5	1.8	2.5	4.0
32	39	1.5	2.2	3.0	5.0
40	44.5	1.5	2.5	3.5	6.0
50	57.0	1.6	2.8	4.0	7.0

Material : JIS H3300
AL-Br : C6870T, C6871T, C6872T
Cu-Ni : C7060T

TK-17207-F-R1 HYUNDAI MIPO DOCKYARD 5-14

TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT/CHEMICAL TANKER

4) PVC pipe

Nom. dia (A)	Out. dia. (mm)	Pipe wall thickness (mm)
10	15	2.2
13	18	2.2
16	22	2.7
20	26	2.7
25	32	3.1
30	38	3.1
35	42	3.1
40	48	3.6
50	60	4.1
65	76	4.1
75	89	5.5
100	114	6.6
125	140	7.0
150	165	8.9

Material : VG1 KSM3404

HMD

TK-17207-F-R1 HYUNDAI MIPO DOCKYARD 5-15

TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT/CHEMICAL TANKER

5) Stainless steel pipe

Nom. dia. (A)	Out. dia. (mm)	Pipe wall thickness (mm)							
		Sch. 10S		Sch. 20S		Sch. 40	9.5 mm	Sch. 80	12.7 mm
6	10.5	1.2		1.5		1.7	For	2.4	For
8	13.8	1.65		2.0		2.2	Sch.40	3.0	Sch.80
10	17.3	1.65		2.0		2.3		3.2	
15	21.7	2.1		2.5		2.8		3.7	
(20)	27.2	2.1		2.5		2.9		3.9	
25	34.0	2.8		3.0		3.4		4.5	
(32)	42.7	2.8		3.0		3.6		4.9	
40	48.6	2.8		3.0		3.7		5.1	
50	60.5	2.8		3.5		3.9		5.5	
65	76.3	3.0		3.5		5.2		7.0	
80	89.1	3.0		4.0		5.5		7.6	
100	114.3	3.0		4.0		6.0		8.6	
125	139.8	3.4		5.0		6.6		9.5	
150	165.2	3.4		5.0		7.1		11.0	
200	216.3	4.0		6.5		8.2		-	12.7
250	267.4	4.0		6.5		9.3		-	12.7
300	318.5	4.5		6.5		-	9.5	-	12.7
350	355.6	-	5.0	-	8.0	-	9.5	-	12.7
400	406.4	-	5.0	-	8.0	-	9.5	-	12.7
450	457.2	-	5.0	-	8.0	-	9.5	-	12.7
500	508.0	-	5.0	-	8.0	-	9.5	-	12.7
MATL	SUS TP	0	-	0	-	0	-	0	-
	SUS TPY	-	0	-	0	-	-	-	-
	SUS ERW	-	-	-	-	-	0	-	0

TK-17207-F-R1 HYUNDAI MIPO DOCKYARD 5-16

TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT/CHEMICAL TANKER

5.4 APPLICATION OF PIPES AND VALVES

System	Size	Pipe material and thickness	Joint	Valve		Pressure rating of flange (kg/cm^2g)
				Type	Body	
Ballast	300A and above	***Pipe material: See (note 10)*** ***Coating: See (note 1)***	Flange, Sliding type coupling, Sleeve	Butterfly	Cast iron	5
	250A and below	***Pipe material: See (note 10)*** ***Coating: See (note 1)***	Flange, Sliding type coupling, Sleeve	Butterfly	Cast iron	5
Bilge	All	ERW steel (JIS STPG 370E) ***Sch.80*** Coating : See (note 1)	Flange, Sleeve	Screw down non-return, Globe	Cast iron	5
Fuel oil and Gas oil	All	ERW steel (JIS STPG 370E) Sch.40	Flange, Sleeve, Sliding type coupling	Butterfly	Cast iron	5
Air vent and Sounding other than cargo tanks	All	ERW steel (JIS STPG 370E) THK ; ***Sch.80*** Galv. except for oil tanks	Flange, Sleeve	-	-	5
Steam supply and Condensate (weather deck)	All	ERW steel (JIS STPG 370E) ***Sch.80*** Hot dip aluminizing Outside : Heat resistance paint	Flange, Sleeve type coupling	Globe	Cast steel or Bronze	10, 5
Drinking water and fresh water (in accommo-dation	All	Polypropylene	Fusion welding, Coupling	Globe, Ball	Polypro-pylene	5

TK-17207-F-R1 HYUNDAI MIPO DOCKYARD 5-17

TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT/CHEMICAL TANKER

System	Size	Pipe material and thickness	Joint	Valve		Pressure rating of flange (kg/cm^2g)
				Type	Body	
Fresh water (other than accommo-dation, and engine room space)	50 mm and above	ERW steel (JIS STPG 370E) Sch.40 Galv.	Flange, Sleeve	Globe	Cast iron	5
	40 mm and below				Bronze	
Hot water (in accommo-dation)	All	Polypropylene	Fusion welding, Coupling	Globe, Ball	Polypro-pylene	5
Drainage system (in accommo-dation)	All	PVC	Socket, Coupling	-	-	-
Soil system (in accommo-dation)	All	PVC	Socket, Coupling	-	-	Vacuum
Weather deck scupper (outside engine room)	All	ERW steel (JIS STPG 370E) THK : to meet the rule requirement Galv. See (note 8).	Butt welding, Flange for penetration (Sleeve for accommo-dation outside)	-	-	-
Fire and wash deck	50 mm and above	ERW steel (JIS STPG 370E) ***Sch.80*** Galv.	Flange, Sliding type coupling, Sleeve for accommo-dation	Gate, Globe, Hose connector	Cast iron	10
	40 mm and below				Bronze	
Heating pipe (in H.F.O. tank)	All	SMLS steel (JIS STPG 370S) Sch.80 Coating : no coating	Sleeve, Offset expansion bend	-	-	10
Compressed air (for general service)	50 mm and above	ERW steel (JIS STPG 370E) Sch.40 Galv.	Flange, offset expansion bend (Sleeve for accommo-dation)	Globe, Ball	Cast iron	10
	40 mm and below				Bronze	

TK-17207-F-R1 HYUNDAI MIPO DOCKYARD 5-18

TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT/CHEMICAL TANKER

System	Size	Pipe material and thickness	Joint	Valve		Pressure rating of flange (kg/cm^2g)
				Type	Body	
Control air	15 mm and above	ERW steel (JIS STPG 370E) Sch.40 Galv.	Flange, Sleeve, Union	-	-	10
	Other than above	Copper (C1220T-1/2H)	Brazing socket, Union	Globe	Bronze	To suit service pressure
Refrigerant	50 mm and above	Copper (C1220T-1/2H) THK : as per maker's recommendation	Socket	Maker's standard		
	40 mm and below		Socket, Union			
CO_2 pipe (from cylinder to discharge valve)	All	SMLS steel (JIS STPG 370S) Sch.80 Galv.	Flange, Sleeve, Union	Maker's standard		
CO_2 pipe (from discharge valves to nozzle)	All	ERW steel (JIS STPG 370E) Sch.40 Galv.				
Foam	All	ERW steel (JIS STPG 370E) ***Sch.80*** Galv.	Flange, Sliding type coupling	Gate	Cast iron	10
Electric cable pipe on deck	All	ERW steel (KS-SPP), Galv.	Flange, (Sleeve for accommodation)	-	-	-
Hydraulic line for deck machinery	All	As per maker's standard See (note 3)	Flange, Union, Welding socket	Maker's standard		
Hydraulic line for valve remote control (from H.P.U. to solenoid valve box)	All	SMLS steel (JIS STPG 370S) Sch.80 for pressure side, ERW steel (JIS STPG 370E) Sch.40 for return side	Flange, Union, Welding socket	Maker's standard See (note 6)		

TK-17207-F-R1 HYUNDAI MIPO DOCKYARD 5-19

TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT/CHEMICAL TANKER

System	Size	Pipe material and thickness	Joint	Valve		Pressure rating of flange (kg/cm^2g)
				Type	Body	
Hydraulic line for valve remote control (from solenoid valve box to each valve)	All	Multi–core, stainless steel (SUS 304) THK. 1.0 mm or to meet design pressure	Union	Maker's standard See (note 6)		

Note : This table to be applied generally to the system and the special requirement by the Rule, if necessary, to be also complied with.

1. Piping coating for ballast and bilge pipe ***(for steel pipe)***
   - 200A and above Inside : painting with same as ballast tank
     Outside : refer to section 2 "MATERIAL PROTECTION"
   - 150A and below Galvanized
2. Material of ballast valves on sea chest, collision bulkhead and overboard discharge valves fitted on ship side to be of cast steel or ductile cast iron body.
3. Material of hydraulic pipe for deck machinery to be based on high pressure hydraulic system of cargo pump.
4. Pipe unless specified as "galvanized" or "no coating" to be applied as per surrounding painting schedule except non-ferrous material such as copper and others.
5. Pipe support to be painted as same painting schedule as surrounding. Refer to Section 2.
6. Diameter and thickness of hydraulic pipe for valve control to be sized as per maker's recommendation.
7. After fabrication of steel pipes, the lubricating oil and hydraulic oil pipes to be pickled by acid before installation. Pipe ends to be suitably protected until final installation.
8. Scupper pipe thickness :
   For those to pass through tanks; ***Sch.160***
   For those connected to side shell in way of cargo area ; Sch.160
   Weather deck scupper : Sch.160
9. Steel flange and welded sleeve might be replaced with mechanical joint complied IACS UR P2.7.4, which is allowed to apply in accordance with rule of Classification society.
10. ***Ballast pipe material to be as follows.***
    1) ***Ballast main and branch line in ballast tank : GRP***
    2) ***Penetration piece and adjustable piece in ballast tank (JIS ERW S 370, 12.7t or STPG370E, Sch.80)***
    3) ***Ballast pipe on upper deck (JIS ERW S 370, 12.7t or STPG370E, Sch.80)***
    4) ***Expansion coupling, suction bellmouth (Sch.80) : Mild steel***

TK-17207-F-R1 HYUNDAI MIPO DOCKYARD 5-20

TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT/CHEMICAL TANKER

5.5 THERMAL INSULATION PIPE

5.5.1 THERMAL INSULATION

1) The pipe insulation on the weather deck space to be applied as follows :

Piping system	Pipe dia. (mm)	Insulation spec.
Eye washing water line	All	Mineral wool (25t) + Steel wire + FRP resin (1.0t) Means for anti freeze protection of the line to be provided.
Refrigerant Pipe Line	All	Glass Cloth

Cold fresh water in accommodation space, except vertical lines along side of the steel bulkheads, for which sweat protection is necessary to be covered with the glass cloth, if necessary.

2) The pipe insulation in the enclosed space other than engine room to be applied as follows :

Piping system	Pipe dia. (mm)	Insulation spec.
Steam supply / return and / or drain line	All	Mineral wool (30t) + Glass cloth with Al-foil (0.5t) + Steel wire

5.5.2 SWEAT PROTECTION

All water pipes except PVC pipe in accommodation space over the ceiling and over the electrical equipment to be covered with FRP resin of 0.5 mm thickness.

Special consideration to be given where pipes pass over electrical equipment and walkways to prevent dripping of condensation.

TK-17207-F-R1 HYUNDAI MIPO DOCKYARD 5-21

TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT/CHEMICAL TANKER

5.6 WATER BALLAST SYSTEM

5.6.1 WATER BALLAST PUMP

Two (2) sets of hydraulic motor driven submerged centrifugal type ballast pump integrated with self-priming device to be installed in No.5 water ballast tank (P/S). The pump units to be mounted with an air separator.

1) Capacity

750 m^3/h at 35 mTH (based on sea water), each

2) Material of pump

Pump casing	Stainless steel
Impeller	Bronze
Deck trunk	Mild steel
Seal	Mechanical type

Hydraulic high pressure and return lines to be led to the hydraulic motor through a vertical pipe stack from upper deck. The hydraulic lines to be separated from the surroundings by a cofferdam.

A pilot operated hydraulic flow control valve to be mounted on the top of the pump enabling the operator to regulate the speed of the pump either locally or remotely from the cargo control room.
Other particulars, construction and materials to be in accordance with maker's standard.
Ballast pump discharge pressure transmitter to be provided for remote readout on TFT-LCD in cargo control room.

1) The ballast system to be designed as follows ;
- Ballast pump capacity : 750 m3/h
- Ballast main line : 300A
- Flow velocity : below 3.0 m/sec

2) The de-ballasting time to be calculated and submitted to the Buyer at drawing approval stage for reference.

For pump control and instrumentation, refer to section 6.9.1.

TK-17207-F-R1 HYUNDAI MIPO DOCKYARD 5-22

TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT/CHEMICAL TANKER

5.6.2 BALLAST LINE

The water ballast piping system to consist of two (2) ballast pumps and two (2) ballast lines which to be installed in each side of double bottom (P/S) water ballast tank and fore peak tank as shown on "Piping Diagram of water ballast system".

One (1) cross connection line between two (2) main lines to be provided with a remote hydraulic valve.
Ballast suction strainer to be provided at each pump suction side.
Each ballast tank to be provided with a main suction bellmouth, and to be connected to the ballast main line via a remote hydraulic butterfly valve.
No.6 water ballast tank suction pipe to be 300A.

A connection to the cargo and inert gas piping system via a removable spool piece and blind flanges to be provided on upper deck for connecting the water ballast system to the cargo for heavy weather cargo tank ballasting purposes.

Fore peak tank to be connected to a ballast line via a remote hydraulic valve and a manual hydraulic collision bulkhead valve.
Ballast overboard discharge lines not to pass through fuel oil tanks.
Water ballast sea chests to be fitted with stainless steel SUS 316L grid and to be fitted with air blowing connection and air holes on the top and bottom side of shell respectively.
Ballasting and deballasting of aft peak tank to be handled by bilge, fire and G/S pump in engine room and the ballast valve for aft peak tank to be operated local manually.
One (1) discharge line from a ballast pump to be provided and led on upper deck, and to be connected to the tank cleaning line.
Ballast filling line for heavy weather ballast condition to be provided.

No separate stripping line with bellmouth to be provided.
One (1) set of ballast stripping eductor (abt.100m³/h) driven by existing bilge, fire& general service pump to be provided.

Material of butterfly valves for water ballast system to be as follows :

- Body	Cast iron for general, Cast steel for ship side
- Disc	Al-bronze
- Stem	Stainless steel
- Seat	NBR

Sea chest to be provided at No.5 water ballast tank (P/S) near the ballast pump.
The sea chest to be fitted with air blowing connections and anodes.

The wafer type butterfly valve to be used in general and flange type to be used for ship side valves.

No part of ballast line shall pass through fuel oil or cargo tanks.
For valve control, refer to section 6.9.2.

TK-17207-F-R1 HYUNDAI MIPO DOCKYARD 5-23

TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT/CHEMICAL TANKER

5.6.3 BALLAST WATER TREATMENT SYSTEM(BWTS)

The IMO approved type ballast water treatment system (BWTS) based on domestic makers (Electrolysis (salinity condition : minimum 1 PSU) or UV+Filter) to be provided and installed to comply with International Convention for the Control and Management of Ship's Ballast water and Sediments, 2004.
The system to comply with Ballast Water Performance Standard (Regulation D-2) approved by the Administration taking into account IMO Guidelines.

Alternative management system (AMS) for ballast water treatment system (BWTS) accepted by USCG to be provided instead of USCG approved type.

The ballast water treatment system to be installed in dedicated ballast water treatment room(P) on upper deck as shown on "General arrangement" and separate treatment system operated by bilge, fire and general service pump to be installed in engine room for A.P.tank ballast water treatment.

The ballast water to be treated during ballasting and de-ballasting by way of ballast water treatment system.

The ballast water treatment system to be automatically controlled as well as either locally or remotely control at control space.
A control panel of the system to be provided for each in ballast water treatment room, cargo control room and engine room respectively.

Cargo pumps and ballast pumps to be operated simultaneously within available capacity of installed hydraulic power pack.

A sufficient capacity of electric or steam heater to be provided in ballast water treatment room(P) on upper deck for maintaining the minimum room temperature base on the weather ambient temperature of -15 °C.

1) Capacity

Name	Q'ty	Capacity	Remark
BWTS for W.B.tanks	1	1,500 m^3/h	
BWTS for A.P.tank	1	280 m^3/h	

2) Control

Description	Local (Main panel)	Cargo control room	Engine control room
Start and stop of treatment system	O	O	-
Start and stop of ballast pumps	-	O	-
Start and stop of bilge, fire and G/S pumps	-	-	O

Note :
The above technical description may be changed according to the standard of BWTS maker selected.

TK-17207-F-R1 HYUNDAI MIPO DOCKYARD 5-24

TECHNICAL SPECIFICATIONS
50,000 DWT CLASS PRODUCT/CHEMICAL TANKER

PIPING DIAGRAM OF WATER BALLAST SYSTEM
SYMBOL LIST
HYD. OPERATED B/F V/V (FULL POSITION TYPE)
HYD. OPERATED B/F V/V
MAN. OPERATED B/F V/V
SDNR GLOBE VALVE
REDUCER
W.B.P/P (750M3/H X 30MTH)
FLAP CHECK VALVE
WATER STRAINER
W.B. TANK (TYP.)
F.P.T
NO.1 W.B.T (P)
NO.1 W.B.T (S)
NO.2 W.B.T (P)
NO.2 W.B.T (S)
NO.3 W.B.T (P)
NO.3 W.B.T (S)
NO.4 W.B.T (P)
NO.4 W.B.T (S)
NO.5 W.B.T (P)
NO.5 W.B.T (S)
NO.6 W.B.T (P)
NO.6 W.B.T (S)
UPPER DECK
FULL L.W.L
BWT ROOM LOCATED ON UPPER DECK (PORT SIDE)
BWT SYSTEM
UV+FILTER TYPE OR ELECTROLYSIS TYPE

TK-17207-F-R1
HYUNDAI MIPO DOCKYARD
5-25

TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT/CHEMICAL TANKER

5.7 BILGE SYSTEM

Bilge in the steering gear room, emergency fire pump space and foam room to be drained to engine room bilge well through self closing valve and hopper without cover to be used to collect bilge line at visible space in engine room. The outlet to be terminated in visible place over working platform.

Bilge suction pipes to have a diameter as required by the Classification Society.

An International shore connection with a blind flange for discharging engine room bilge to shore to be provided at each side of the accommodation.

Bilge in chain locker to be discharged by an eductor driven by a pressure flow from the fire main line and to be discharged overboard through the screw down non return stop valve and its driving water to be supplied from bilge, fire and G/S pump.

Bilge hat to be arranged in the bosun store and to be arranged direct suction pipe.

Bilge arrangement in the Bosun store to be discharged by an eductor driven by fire main line.

Pressure indicators to be provided on the each bilge educator driving line.

A drain valve to be provided on the ballast filling line for AP tank to avoid oil contamination during ballasting by the bilge, fire and G/S pump.

TK-17207-F-R1 HYUNDAI MIPO DOCKYARD 5-26

TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT/CHEMICAL TANKER

5.8 FUEL OIL AND LUBRICATING OIL SYSTEM

5.8.1 FUEL OIL FILLING SYSTEM

Four (4) heavy fuel oil shore connections of 150 mm in nominal diameter with a butterfly valve and a blank flange to be provided, two (2) on each side of the ship. The shore connections to be placed at the forward of the cargo manifold and aft end of the cargo manifold (P/S).

The shore connections to be connected to one (1) heavy fuel oil deck main line led to each heavy fuel oil bunker tank.

Two (2) gas oil shore connections of 100 mm in nominal diameter with a butterfly valve and a blank flange to be provided, one (1) on each side of the ship.

The shore connection to be placed at the aft end of the cargo manifold (P/S) and connected to one (1) gas oil deck main line led to each gas oil tank.

Sampling cocks to be fitted near the deck filling connection for the heavy fuel oil and gas oil line and a boss with gauge cock for portable pressure gauge and a boss with plug for portable temperature gauge to be provided on each shore connection.

Each one (1) set of oil sampler for FO/DO filling (total 2 sets) and a storage kit to be provided as required by Rules and Regulations.

Drain valve to be provided on filling manifold.

Adapters with ANSI flanges to be supplied for the heavy fuel oil filling line in accordance with the OCIMF recommendation.

Principal semi-fixed adapters and portable reserve reducers for the HFO filling connection shall be as follows:

Reducers	Q'ty	Size (inch)	Connection Standard
Principal reducers (semi-fixed)	4	6" x 6"	ANSI 150 PSI
	2	4" x 4"	
Reserved reducers	1	6" x 8"	ANSI 150 PSI
	1	6" x 12"	
	1	6" x 4"	

Oil spill containers to be provided at oil filling stations as required from USCG 3 CFR/155.320.

TK-17207-F-R1 HYUNDAI MIPO DOCKYARD 5-27

TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT/CHEMICAL TANKER

Total two (2) sets of an approved type sampler to be provided for fuel and diesel oil shore connection.

One (1) set of bolted type filter (32 mesh) to be provided for H.F.O. common main line.

M.G.O. and H.F.O. filling line arrangement to be provided same as previous vessels (HN 2648). M.G.O. and H.F.O. filling line connection to be provided.

5.8.2 LUBRICATING OIL FILLING

Two (2) lubricating oil filling connections of 80 mm in nominal diameter with a blank flange to be provided for the main engine system oil and auxiliary engine system oil, one (1) on each side of the ship.

Two (2) filling connections of 50 mm in nominal diameter to be provided for the main engine cylinder oil, one (1) on each side of the ship.

A filling connection for steering gear hydraulic oil storage tank to be arranged from upper deck.

Oil spill containers to be provided at oil filling stations as required by USCG 33 CFR / 155.320.

5.8.3 FUEL OIL TANK HEATING SYSTEM

Cylinder type steam heating system to be fitted in the heavy fuel oil bunker tanks.

The heating area ratio for the heavy fuel oil bunker to be about 0.04 m^2/m^3.

Main steam supply pipe to be led from the manifold in the engine room and supplied with 7 kg/cm^2 G steam.

Stop check valve to be fitted on the steam header for each heavy fuel oil bunker tank.

The drains from the heating system to be led back to the engine room via stop valve and steam trap.

No heating system to be provided in the gas oil bunker tanks.

TK-17207-F-R1 HYUNDAI MIPO DOCKYARD 5-28

TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT/CHEMICAL TANKER

5.9 COMPRESSED AIR SYSTEM

One (1) deck service compressed air line of 40 mm in nominal diameter to be led on the upper deck and to supply for the followings.

The pressure to be 7 kg/cm^{2}g at the source ;

- From: General service air system in engine room
- To: Hose connections (15 mm in nominal diameter JIS type couplings and valves) for ;
  - Bosun store
  - Steering gear room
  - Air conditioning room
  - CO_2 room
  - Accommodation ladder davit winch
  - Emergency generator room
  - Sludge handling davit
  - Fwd and aft deck
  - Manifold area P&S
  - Each deck of the accommodation block and engine casing (P&S)
  - Accommodation Front
  - Foam room
  - Accom. navigation deck P&S
  - Bunkering and lubricating stations

A fixed blow out connection to be provided for sea chest for emergency fire pump and ballast pump.

Suitable compressed air line isolation valve nearby each pump for purging and stripping of cargo line to be arranged so as to connect by flexible hose/coupling provided to each cargo pump.

Following two (2) rubber hoses, each with a coupling and a nozzle, shall be supplied for miscellaneous use as inventory items
One (1)- ND 25 mm x 20 m length
One (1)-ND 15 mm x 20 m length

Compressed air system to be provided same as previous vessels (HN 2648).

5.10 STEAM SYSTEM

The steam connection to be required on deck for the following.
Saturated steam at a pressure of 7 kg/cm^2 G

- Tank cleaning heater
- Cargo deck heater for cargo tank
- Slop tank heating coil
- Inert gas deck water seal
- Air conditioning unit

TK-17207-F-R1 HYUNDAI MIPO DOCKYARD 5-29

TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT/CHEMICAL TANKER

5.11 AIR ESCAPE AND SOUNDING PIPES

5.11.1 AIR ESCAPE PIPE

Air pipes to be arranged to spaces as required by the Rules and Regulations.

One (1) or more air pipes to be fitted so that the total sectional area of air pipes to be not less than 1.25 times of the sectional area of the filling pipe connected to the tank and always to meet the requirements of the Classification Society.

Two (2) air pipes to be fitted to each fresh water tank and one (1) of them to be commonly used as filling pipe.

Air pipes for smaller tanks, cofferdams, access trunks may be one (1) in number.

Air pipes to be located at the highest point in tanks and as far as practicable away from the filling pipes.

Disc float (SUS 316) type air pipe head to be fitted on the top of the air pipe.
Air pipe for the oil tanks, fresh water tanks and other tanks located adjacent to cargo tanks to have a removable fire proof stainless steel wire net screen as per Rules.

For F.O. tanks and W.B tanks to be fitted with fire-proof SUS screen.

Oil coaming to be provided around the air pipe of F.O/MGO/MDO and lubricating oil tank as per USCG and Class requirements.

Height from the deck and the thickness of the air pipes to meet the requirements of the Classification Society.

A drain plug shall be provided in the lowest point of coaming.

Name plate of SUS 316 to be fitted to the air pipe head.

Air pipe pressure drop calculation which to be approved from classification to be submitted for reference.

Air and sounding pipes of ballast tanks shall not pass through fuel or cargo tanks and vice versa.

TK-17207-F-R1 HYUNDAI MIPO DOCKYARD 5-30

TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT/CHEMICAL TANKER

5.11.2 SOUNDING PIPE

A sounding pipe to be fitted to each engine room tank, oil tank, water ballast tank, chain locker and cofferdam as required by the Classification Society except cargo/slop tanks.

Sounding pipes to be led as straight and vertical as practicable and fitted with bronze body sounding head. If inclination can not be avoided, such inclination should not exceed 30° from vertical line.

Sounding pipes to be installed as close as practicable to the suction pipe.

Sounding pipe for the heavy fuel oil tanks to be of 80 mm nominal diameter black steel pipe and the others to be of 40 mm nominal diameter steel galvanized pipe, and to be fitted with stand type or deck flush type sounding cap on each pipe top in accordance with the Builder's standard design.

The sounding pipe of HFO and L.O. tanks to be extended 150 mm over the deck plating.

A strike plate to be fitted at the bottom end of each sounding pipe.

Equalizing holes (at least two) to be provided on each sounding pipe at upper most level in tank.

Thickness of the sounding pipe to meet the requirements of the Classification Society in general Sch. 80.

Name plate of SUS 316 to be fitted on the top of sounding head.

Content gauge for each fresh water tank to be provided instead of sounding pipe.

One (1) sounding tape for each ballast tank, fuel oil tank and bilge to be provided.

TK-17207-F-R1 HYUNDAI MIPO DOCKYARD 5-31

TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT/CHEMICAL TANKER

5.11.3 TANK LEVEL AND DRAFT GAUGE

Ballast tank

Electro pneumatic type tank level gauge to be provided to water ballast tanks and peak tanks with remote readout at cargo control console in the cargo control room being automatically interfaced with the loading computer as online system and on TFT-LCD in the cargo and engine control room.

H.F.O. tank and M.G.O. tank

Electro pneumatic type tank level gauge to be provided to H.F.O. tanks and M.G.O. tanks with remote readout on TFT-LCD in the engine control room and cargo control room being automatically interfaced with the loading computer as online system and on TFT-LCD in the cargo control room.
Independent high level (high high) to be provided for HFO bunker tanks and MDO storage tanks.

One (1) set of electric horn to be provided for overfill alarm of bunker tanks on A deck.

Draft gauge

Electro pneumatic type draft gauges to be provided to read fore, aft and each side of midship (P/S) with remote readout on TFT-LCD in the cargo control room.

Sea valves for draft gauges of forward drafts shall be remotely operated from the upper deck with local-hydraulic control stand, while that for aft ship draft in ER shall be manually operated at local side.

5.12 BALLAST/CARGO VALVE CONTROL AND POWER UNIT

A master valve on each cargo/slop pump discharge (full adjustable position type) to be hydraulically operated and remotely controlled from the cargo control room as shown on "Piping diagram of cargo system".

Valve actuators to be of hydraulic double acting type and actuators to be mounted directly on the valve.

A centralized solenoid valve box for remote valves to be provided in foam room on upper deck.
These solenoid valve to be operated by the electric switches in cargo control room.
A hydraulic power unit to be provided in hydraulic power unit space in engine room and to consist of two (2) hydraulic oil pumps (1 as stand-by), accumulator(s), one (1) oil tank, pressure control device, pressure gauges, low level alarm device and magnetic filter as per maker's standard.

TK-17207-F-R1 HYUNDAI MIPO DOCKYARD 5-32

TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT/CHEMICAL TANKER

Each hydraulic pump of power unit to be capable of operating ***four (4)*** sets of the largest diameter valves simultaneously from full open to full shut or vice versa within one (1) minute.

The ***bladder*** accumulator to be capable of closing ***four (4)*** sets of the largest valves ***simultaneously.***
Start and stop of hydraulic pumps to be controlled from the cargo control room.

The hydraulic pressure to be automatically maintained by pressure control devices. Alarm lamp for hydraulic pressure to be provided in the cargo control room along with pressure gauge, low pressure indication lamp, low level indication lamp.

The pump unit to be provided with automatic stop device and pressure relief valve for the protection of line from excessive pressure.

Two (2) portable hand pump units with two (2) rubber hoses, each 5 m long, and self couplings or spanner to be provided for emergency use as per the requirements of Classification Society.

The following controls and indication to be provided on the cargo control console:
-Mimic diagram of cargo and ballast piping system
-Suction and discharge pressure gauges for each ballast pump and discharge pressure gauge for each cargo pump.

OPERATION AND INDICATION OF HYD POWER UNIT

Description	Engine Room	CCR
Start & Stop	O	O
Running Indication Lamp	O	O
Pressure Gauge	O	O
High Pressure Indication Lamp		O
Low Pressure Indication Lamp		O
Low Level Indication Lamp		O
High Temperature alarm		O
Alarm Buzzer with acknowledge		O

Ballast valves in ballast tank except aft peak tank and fore peak tank to be of hydraulically remote operated and full position type with piston type actuator.

TK-17207-F-R1 HYUNDAI MIPO DOCKYARD 5-33

TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT/CHEMICAL TANKER

5.13 FIRE EXTINGUISHING SYSTEM

5.13.1 FIRE FIGHTING EQUIPMENT

The fire precaution, extinguishing and fire fighting apparatus to be provided in compliance with the requirements of SOLAS, Classification Society and National Authority.

Fire extinguishing system to be installed to the spaces as follows :

- Cargo deck area	Fixed low expansion alcohol-resistant foam
	Sea water
- Engine room	High pressure CO_2 total flooding
	Fixed local fire extinguishers
	Sea water
	Portable fire extinguishers
- Living quarters	Sea water
	Portable fire extinguishers
- Paint locker	Sea water or
	Portable fire extinguishers
- Other required Spaces	Sea water or
	Portable fire extinguishers

Fixed water mist fire fighting system ME, AEs (three separate sections), Aux Boiler, Purifier room (F.O., L.O. purifiers, F.O. Supply Unit for M/E & G/E only), Incinerator, Inert gas generator and H.P.P.U.

5.13.2 FIRE AND WASH DECK SYSTEM

A fire and wash deck line to be served by the bilge, fire and G/S pumps in the engine room and an emergency fire pump.

A fire and wash deck main line to be led on the upper deck and the branch lines to be led from the main line so that the fire protection as well as the deck washing to be done in accordance with the requirements of the Flag administration.

One (1) line to be branched from the fire main on upper deck to accommodation.

Branch lines from the main to be led to following :

- Fire hydrants (every 25m for upper deck)
- Bilge eductor for chain lockers and boson store
- Anchor chain washing nozzles
- Deck foam system
- Sea water lubrication for rudder bearing

TK-17207-F-R1 HYUNDAI MIPO DOCKYARD 5-34

TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT/CHEMICAL TANKER

Isolation valves to be fitted in the fire main and foam main line in any crossover provided at the accommodation front in protected position and on the upper deck cargo area at intervals of not more than 40m to preserve the integrity of the fire main system in case of fire or explosion.

A pressure gauge to be fitted in a suitable position on the fire main line to check the system pressure.

Drain valve to be provided at low parts in weather exposed fire and wash deck line and foam line to prevent freezing.

The discharge pressure gauge of bilge, fire and G/S pumps to be indicated in fire control station.

Two (2) international shore connections to be provided in accordance with the requirements of the Regulatory Bodies.

Fire pump to be remote controlled from navigation bridge and fire control station except valve.

Drain valve to be provided at lowest point.

5.13.3 FIRE HOSE AND HYDRANTS

Fire hydrants and hoses with instantaneous quick coupling of JIS type to be provided.

Fire hose to be provided with a coupling and a combined jet and water fog nozzle of bronze.

Fire hydrants of 50mm in nominal diameter with bronze body and rubber seat with hose connection to be arranged for the weather decks, accommodation and engine room.

The arrangement of fire hydrants and the provisions of hoses and nozzles to be in accordance with the Rules and Regulations concerned.

Fire hydrants on upper deck to be used for driving of portable gas freeing fan.

Fire hoses of length at least 25 m for open deck to be stowed on the racks or reels and to be arranged for easy removal. Applicators, where required, and adjustable spanner wrench to be secured with clamps or clips.

Hose racks or reels outside of accommodation to be located on the side of deckhouse and to be enclosed in the steel reinforced of F.R.P. cabinets. Cabinets in the forward part of the ship to be located to minimize impact by sea.

Hose racks and hydrants inside the accommodation space to be provided with doors where practicable.

TK-17207-F-R1 HYUNDAI MIPO DOCKYARD 5-35

TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT/CHEMICAL TANKER

5.13.4 EMERGENCY FIRE PUMP

One (1) self priming emergency fire pump to be installed at the low level in emergency fire pump space as per the General Arrangement Plan.

The pump to draw from an independent sea suction located below the draft at the vessel's light ballast arrival condition and discharge to the fire and wash deck main line with an isolating valve arranged in an accessible position.

Part of suction line to be pass through the engine room with insulation subject classification approval.
Start/stop of the pump locally and remotely from the fire control station and wheelhouse and the operation of sea suction valve to be in accordance with the requirement of the Rule and Regulation.

The pump to have following particulars.

Type	:	Electric motor driven, self-priming, Vertical centrifugal type	
Capacity	:	72 m^3/h (according to Class Rules and Authority)	
Total head	:	***100*** mTH	
Material	:	Casing	Bronze
		Impeller	Phosphor bronze
		Shaft	Stainless steel

Suction compound gauge and discharge pressure gauge with gauge cock to be provided at the steering gear space near to the local position of operation.

Sea suction valve (non-return) to be in accordance with the requirements of the Classification Society and Flag administration.
The emergency fire pump to be fitted with by-pass line with butterfly valve to connect suction with delivery line.

5.13.5 CO_2 FIRE EXTINGUISHING SYSTEM

A total flooding, high pressure CO_2 fire extinguishing system consisting of CO_2 bottles, piping, control device and discharge nozzles to be provided for engine room in accordance with requirements of the Regulatory Bodies concerned.

CO_2 bottles to be stowed in a separate room which to be arranged at safe and readily accessible location.

The CO_2 room to be provided with mechanical ventilation as required by Regulatory body concerned.

Opening of CO_2 room door shall automatically start the CO_2 room fan.

Discharge of CO_2 gas to be controlled from CO_2 room and fire control station by activating opening of cylinder valve of each CO_2 bottle.
CO_2 gas to be released through master control valve and to be distributed to engine room.

TK-17207-F-R1 HYUNDAI MIPO DOCKYARD 5-36

TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT/CHEMICAL TANKER

Alarm to be given before release of CO_2 gas and means of automatic shutdown of ventilation fan, etc. to be provided.

Instructions for operation of the system to be displayed at the control position.

Means to be provided for changing the CO_2 bottles and checking the contents of bottles, by ultrasonic level indicator e.g. a weighing device or other approved means as per maker's standard.

5.13.6 FIXED LOCAL FIRE EXTINGUISHING SYSTEM

The fixed water-based local application fire fighting system for protected areas in engine room to be provided in accordance with the requirements of SOLAS, Flag Administration and amended MSC/Circ.913.

The fire extinguishing objects are as follows :

- Head part of the main engines
- Head part of the auxiliary generators
- Burner part of the boilers
- Burner part of the incinerators
- F.O. Supply Unit for M/E & G/E
- Purifiers (F.O. & L.O.)
- Burner part of the I.G.G
- Diesel engine part of the H.P.P.U.

Fixed water-based local application fire-fighting system to have both automatic and manual release capabilities. Activation of any local system to have a visual and distinct audible alarm in the protected space and at the wheelhouse and fire control station.
The local application fire-fighting for the engine room is to operate with the ventilation in operation.
After installation of the system this is to be demonstrated in the presence of the Buyer's representative.
The local fire fighting unit shall be located in the steering gear room.

5.13.7 DECK FOAM FIRE EXTINGUISHING SYSTEM

A fixed foam system comprising the pump, foam tank, monitors, proportioner, valves and pipe work to be installed to provide fire protection for the cargo tank deck area in accordance with the requirements of Regulatory Bodies concerned and Classification Society.

A foam water main line to be led along the upper deck to supply to manually operated foam monitors.

Water to be supplied by the bilge, fire and G/S pump in engine room.

Manually operated sectional valves of gate type for the emergency use to be fitted in the foam water main forward of each monitor branch line so that each monitor can be isolated locally.

TK-17207-F-R1 HYUNDAI MIPO DOCKYARD 5-37

TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT/CHEMICAL TANKER

The capacity of each monitor to be not less than 50 % of the capacity of the deck foam system.

Hose connections to be provided on the foam main line so that two (2) applicators can cover the cargo tank deck areas screened from the monitors during fire fighting operations.

Four (4) sets of portable applicator to be provided.

Foam liquid tank and fittings such as proportioner and pressure gauge to be located in the foam room on the upper deck level.

Six (6) sets of foam monitor or quantity required by Authority to be arranged on platforms along walkway on upper deck.

Foam water to be of mixed liquid of 3 % volume foam concentrate and 97 % volume sea water, mixed at a foam proportioner.

Foam liquid to be dual purpose for regular and alcohol-resistant.
The rate of foam solution and materials to be in accordance with the requirements of Regulatory Bodies and maker's standard.

Glass level indicator to be provided on the foam storage tank.
Pressure gauges to be fitted on the suction and discharge pipe of the foam pump.
Foam proportioner to be of the balanced pressure type.
A small bore connection to be provided on the foam pump suction line to connect a portable foam test tank.

5.13.8 PERSONNEL PROTECTION EQUIPMENT

Personnel protection equipments to be provided as follows and to be in full compliance with the requirement of Flag Administration, Classification Society, SOLAS and IBC Code.

Suitable number of protective equipment for protection of crew members engaged in loading and discharging operation according to the requirements of the classification society.

The protective equipment shall consist of large aprons, special gloves with long sleeves, suitable footwear, coveralls of chemical-resistant material, and tight-fitting goggles or face shields or both. The protective clothing and equipment shall cover all skin so that no part of the body is unprotected.

Four (4) storage safety locations to be provided one in the bosun store, second in the navigation deck, third in the foam fire control station and fourth in the steering gear space.

One (1) stretcher for hoisting injured person.

TK-17207-F-R1 HYUNDAI MIPO DOCKYARD 5-38

TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT/CHEMICAL TANKER

Nine (9) sets of emergency escape breathing devices to be provided in compliance with the requirement of Classification Society and Flag State, including two (2) spare sets and one (1) training set.

Emergency equipment (IBC 14.3.1 and 2) not to be provided.

Three (3) complete sets of safety equipment to be provided.
Each set consisting of :
- Self contained air breathing apparatus
- Protective clothing, boots, gloves and tight fitting goggles
- Fire proof lifeline with belt
- Explosion proof lamp
- Fully charged spare air bottle for each breathing apparatus

One (1) air compressor for the supply of high pressure air to be provided.
One (1) charging manifold capable of dealing with sufficient spare air bottles for the breathing apparatus to be provided.
Medical first aid equipment including oxygen resuscitation equipment and antidotes, etc. to be supplied by the Buyer

Suitable number of decontamination shower and eyewash to be provided according to the requirements of the classification society.

The shower and eyewash shall be operable in all ambient conditions and electric tracing of EX Proof type with insulation to be provided.
One (1) set of emergency shower & eye washer to be provided in front of accommodation.

5.13.9 FIRE CONTROL STATION

A fire control station to be arranged in foam room and the following to be provided.

- Emergency push button box of all ventilation fans and all fuel oil pumps in engine room
- Closing emergency shut off valve for fuel oil tanks in engine room with indication
- Start/stop push button of bilge, fire and GS pumps and emergency fire pump with running lamp
- Suction & discharge pressure gauge of bilge, fire and G/S pumps
- General/fire alarm push button
- CO_2 release system for engine room
- Deck foam system control
- Fire alarm repeater panel
- Auto telephone
- Sound power telephone
- Local fire extinguishing system panel
- Other fire fighting appliance required by Regulatory bodies, Fireman's outfit & breathing apparatus stowed in wooden box.

TK-17207-F-R1 HYUNDAI MIPO DOCKYARD 5-39

TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT/CHEMICAL TANKER

5.13.10 MISCELLANEOUS FIRE FIGHTING OUTFITS

Portable fire extinguishers and fireman's outfits to be provided for the required space in accordance with the requirements of Regulatory Bodies concerned and Classification Society.

5.14 DOMESTIC WATER SERVICE SYSTEM

5.14.1 FRESH WATER FILLING SYSTEM

One (1) F.W. filling cap to be provided for each F.W. tank near air pipe.
The filling line from the F.W. generator to be fitted to the fresh water tank.

Connections of the fresh water tanks and aft peak tank to be arranged as suction for the bilge, fire and general service system.

25A fresh water deck main line (STPG370E, Sch.40 with galvanized coating) with 15A branch lines and hose connections (about 30m interval) to be provided.

5.15 DRAIN AND SANITARY DISCHARGING SYSTEM

HMD

5.15.1 WEATHER DECK SCUPPER

Suitable number of scuppers from decks to be led down to the weather deck below.
Drain from the upper deck to be discharged overboard through the scuppers led to the side shell, which is terminated at about 400 mm below the upper deck.
Mechanical rubber plug to be provided for drain holes in the cargo area.
Scupper to be placed at the lowest point when the vessel is at even keel, and arrangement to be sufficient to give efficient drainage.
Drains from the deck scuppers to be led clear of the freeboard marks and must not be led immediately above the sidelights or windows.
Superstructure decks to be efficiently drained by the scuppers led down to the waterway on the deck below.

5.15.2 GUTTERWAY

Watertight sweat gutters to be provided in the living quarters behind lining space according to the Builder's practice.
Drain on the drip pans of windows and side scuttles to be led down to the sweat gutters.
The drain from the sweat gutters to be led down the sweat gutters on the deck below or in case of no sweat gutter to the exposed deck through the drain plug.

TK-17207-F-R1 HYUNDAI MIPO DOCKYARD 5-40

TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT/CHEMICAL TANKER

5.15.3 OIL COAMING

Steel coamings to be fitted under the air pipe heads and filling connections which are located on the weather deck for the heavy fuel oil tanks, gas oil tanks, lubricating oil tanks and in way of the international sludge discharge connection in compliance with the Rule requirements.

Drain plug to be fitted at the lower position of the oil coaming for easy drainage.

The capacity of the oil coaming to be permanently marked by means of welding bead.

5.15.4 INDOOR SCUPPER

Scuppers to be fitted in the following compartments where water is used.

Compartment		Size of scupper
Catering space	:	65 mm
Sanitary space	:	40 mm
Passage entrance	:	40 mm
Provision refrigeration chambers	:	50 mm
Other wet spaces	:	40 mm

Scuppers to be fitted in all four corners of galley for efficient drainage.
Scupper from the domestic refrigerated chambers to be fitted with plugs/chains with siphon type air seal trap.

5.15.5 WASTE WATER AND SOIL DISCHARGE SYSTEM

The vacuum system to be provided for soil discharge according to the maker's standard.
Drain from the galley to be discharged overboard below ballast water line via grease trap.
Waste water drain from the hospital to be separately led to the sewage treatment plant.
Drain from the refrigerated chamber to be separately led to the engine room bilge.
Discharge outlets of waste water drainage to be located near the level of ballast water line.

Waste water (grey water) to have the possibility for cross-connection to sewage collecting tank.

Shower space, bath tub, and galley drain to be led directly overboard.

Soil and Waste pipe to be of Sch.80.

TK-17207-F-R1 HYUNDAI MIPO DOCKYARD 5-41

TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT/CHEMICAL TANKER

5.15.6 COLOR SCHEME OF EQUIPMENT

The color of finished coating for following machinery external surface and electric fittings to be in accordance with maker's standard.

(A) Cargo pump system
(B) Inert gas generator
(C) Tank cleaning machine
(D) Cargo tank gauge (Radar beam type)
(E) Tank cleaning heater
(F) Foam monitor
(G) Other machinery

Electric fittings for above equipment to be in accordance with the maker's standard.

HMD

TK-17207-F-R1 HYUNDAI MIPO DOCKYARD 5-42

TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT/CHEMICAL TANKER

6 - CARGO EQUIPMENT AND SYSTEM

6.1 CARGO LOADING AND UNLOADING SYSTEM

The vessel to be arranged for the loading and unloading via midship manifold.

Cargo pumping and piping system to be provided as shown on "Piping Diagram of cargo oil system."

The cargo pumping system to allow cargo maximum unloading rate of 3,600 m^3/h (S.G. 0.75, Visc. 1.0 cSt) at 125 mlc pump head.
Six (6) submerged cargo pumps to be operated simultaneously at their full capacity.

Documentation showing maximum loading rates, venting capacities and maximum permissible pressure and vacuum each tank can withstand to be provided to the buyers for approval.

6.1.1 CARGO PUMPS

Cargo tank and slop tank to be provided with its own submerged pump.

1) Pumps in Cargo and Slop Tanks

No. of units	12	2
Position in	Cargo tank	Slop tank
Capacity, m^3/h	600	300
Head, mlc	125	125
S.G.	0.75	0.75
Viscosity, cSt	1.0	1.0
Type	Submerged, centrifugal	
Driven by	Hydraulic motor	
Seal against cargo	Teflon	
Materials against cargo	Stainless steel (AISI 316L)	

Cargo pump to be monitored and controlled remotely from cargo control room and locally at pump side.

Cargo pump to be powered by hydraulic oil pressure from a central ring line.
The submerged pump to be installed in aft toward ship centerline by means of a deck flange resting on the deck trunk and supported by an intermediate support ring and a bottom support.

TK-17207-F-R1 HYUNDAI MIPO DOCKYARD 6-1

TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT/CHEMICAL TANKER

The pump pipe stack to consist of two (2) separate lines, the cargo line and hydraulic oil line. The latter to consist of three (3) concentric pipes, the inner pipe for the high pressure hydraulic oil driving the motor, the second surrounding pipe for low pressure return oil and the third pipe to act as a cofferdam between the cargo on the outside and hydraulic pipes on the inside.

The cofferdam separating the cargo from the hydraulic side to be ventilated to the atmosphere via an exhaust trap and to be purged by means of compressed air from the top plate.

The impeller to be driven by a built-in high pressure hydraulic motor via a short shaft. The shaft to be supported by bearings which to be lubricated and cooled by the hydraulic oil drain from the motor. The shaft to be also fitted with an anti-rotation brake which enables the pump to be used as a drop line.

The shaft seals to be arranged to prevent leakage between cargo and cofferdam and between cofferdam and hydraulic oil.

The only visible part on deck of the pump to be the top plate onto which pump connections to be made.
The flow control valve, the exhaust trap and the purging valve to be located here.

2) Portable Cargo Pump

No. of units	1
Capacity, m^3/h	150
Head, mlc	70
S.G.	0.75
Viscosity, cSt	1.0
Type	Submerged, centrifugal
Driven by	Hydraulic motor
Seal against cargo	Teflon
Materials against cargo	Stainless steel (AISI 316L)

The portable cargo pump to be used for back-up duty as secondary mean of emptying the cargo tanks.
The pump to be assembled with one (1) set of 18 m long hose for pressure and return hydraulic oil between the pump's starter head and pump housing.
The hoses to be equipped with snap-on couplings on both ends.

One (1) set of hydraulic oil extension hose, 18 m long, to be provided for connection between pump's starter head and snap-on station on hydraulic main lines.
Six (6) sets of connection valve with blind flanges on hydraulic oil main lines and one (1) set of counter coupling for the connection valves to be provided.

One (1) set of air motor driven portable winch with tripod for handling of portable pump to be provided, and air motor to be driven by 7 bar working pressure.

TK-17207-F-R1 HYUNDAI MIPO DOCKYARD 6-2

TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT/CHEMICAL TANKER

Lifting capacity and height of portable winch shall be of appx. 800 kg and 30m.

One (1) set of cargo discharge hose (4") for portable cargo pump to be provided.
One (1) set of flanged connection (100A) to be provided on cargo main line for each cargo tank.
Tank cleaning hole to be used for lowering portable cargo pump

One (1) set of hatch cover for portable cargo pump to be provided.

6.1.2 CARGO LINE

Six (6) cargo oil discharge main lines and one (1) slop discharge main line to be led on upper deck, serving twelve (12) cargo oil tanks and two (2) slop tanks as shown on "Piping Diagram of cargo oil system".

Each one (1) pair of cargo tank (P/S) to be led to a main discharge line and also slop tank (P/S) respectively.

For pipe material, wall thickness and application of pipes and valves, refer to section 6.2

Loading of the vessel to be via the cargo line and vertical drop line terminating with 90 deg. elbow end near the tank bottom.

The cargo loading to be carried out through cargo main line and cargo oil pump/drop line simultaneously at maximum rate.
The stripping capacity of the system will be such as to satisfy the requirements of MARPOL Annex II for categories of cargoes Y and Z.

Drain lines from manifold collector line, cargo oil spill tanks (P/S) and cargo lines in their lowest aft end to be led into slop tank (P) ***and/or slop tank (S) and/or residual oil tank with double valve segregation and/or a valve and a spool piece.***

Cargo pump to have suction from one (1) cargo tank and discharge to the relevant cargo line.

Cargo piping to be arranged as straightly as possible with minimum number of bends and joints to be welded throughout with minimum flanged connections as far as practicable.

For the drain system on upper deck corner in front of accommodation area, fixed pipe to be installed instead of dump valve system. Drain to be led to slop tank (P) by two (2) sets of portable air driven diaphragm pump with flexible hoses which to be provided.

TK-17207-F-R1 HYUNDAI MIPO DOCKYARD 6-3

TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT/CHEMICAL TANKER

A sampling/drain cock (with proper cup ending), a boss with gauge cock for portable pressure gauge, a boss with plug for portable temperature gauge and an air blowing connection to be provided on each cargo oil manifold.

The following manifold to be in accordance with OCIMF recommendations.
- Six (6) cargo manifold with butterfly valve and blank flange
- One (1) slop manifold with butterfly valve and blank flange
- Two (2) heavy fuel oil filling line with butterfly valve and blank flange
- One (1) diesel oil filling line with butterfly valve and blank flange
- Two (2) vapour manifold with butterfly valve and blank flange

Vapour manifold to be fitted in both sides of manifold area.

Cargo reducers to be of SUS316L.
Pressure transmitter for remote indication in CCR to be provided on each cargo manifold.
Cargo reducer shall be supplied in accordance with OCIMF recommendation as follows and shall be stored on deck near manifold area.

Reducers	Q'ty	Size (inch)	Connection Standard
Principal reducers	12	12" x 6"	ANSI 150 PSI
	2	8" x16"	
	2	5" X8"	
Reserved reducers	6	8" x 12"	ANSI 150 PSI
	6	10" x 12"	
	2	12" x 14"	
	1	12" x 16"	
	1	8" x 10"	
	1	6" x 8"	
	1	5" x 6"	
	1	5" x 4"	

One (1) set of U-piece (12" x 12" with space 2,000mm length) to be provided and stored on deck near manifold area.
Each presentation flange of principal reducer shall be provided with a removal blind flange fitted with lifting lug.

Vapour Reducers

Reducers	Q'ty	Size (inch)	Connection Standard
Principal reducers	4	12" x 12"	ANSI 150 PSI
Reserved reducers	2	12" x 16"	ANSI 150 PSI
	1	12" x 10"	

TK-17207-F-R1 HYUNDAI MIPO DOCKYARD 6-4

TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT/CHEMICAL TANKER

All cargo piping system, cargo handling, cargo common lines and manifold arrangement to be provided same as previous vessels (HN2648). Reducers and loop pipes to be provided same as previous vessels (HN2648). Likewise the cargo connection lines and valves to be provided same as previous vessels (HN2648).

The material of cargo reducer (principal & reserved reducer) to be of stainless steel,(S316) of which inside no coating and outside coated with same as surrounding.
Drain from spill tanks (P/S) to be led to port side slop tank by a portable air driven diaphragm pump (capacity : 10 m^3/h).

The drip trays to be extended at least 1,200 mm beyond the outermost flange of manifolds.

The purge valve and stripping line for the stripping of cargo oil pump stacks to be provided in cargo oil pump, and to be connected to pump discharge main line with ball valve.

Suitable compressed air line nearby each pump for purging and stripping of cargo line to be arranged so as to be connected by flexible hose/coupling provided to each cargo pump.

Pump discharge valves (full position type) ***and drop valves*** on upper deck to be butterfly type remotely operated from the cargo control room and the other valves including manifold valves and cross over valves on upper deck to be manual butterfly type as shown on "Piping Diagram of cargo oil system".
The manual butterfly type cargo valve between each cargo manifold and cargo main line to be easily accessible for operation.

The type of butterfly valve to be applied as follows :

- Cargo valve in general	Wafer type
- Cargo manifold valve	Lug type
- Cargo pump discharge valve	Lug type

Material of butterfly valve to be as follows :

- Body	Stainless steel (SUS 316L)
- Disc	Stainless steel (SUS 316L)
- Seat	Teflon

The remote control valve shall have an emergency operation facility by means of portable hydraulic hand pump and spanner.
The pump discharge side valve on upper deck shall be remotely operated from cargo control room.

The cargo oil hose to be provided by the Buyer.

TK-17207-F-R1 HYUNDAI MIPO DOCKYARD 6-5

TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT/CHEMICAL TANKER

Steam connection on main piping and steam supply flexible hose to be provided same as previous vessels (HN 2648)

About 200m^3 residual oil tank in slop tank(S) to be provided.

- ***One (1) of hydraulic motor driven submersible type pump (75 m^3/h @ 125 mTH, S.G.0.75, Visc 1.0)***
- ***Heating coil (two loops), radar beam type tank level gauge, independent high level and overfill alarm, P/V valve, one (1) set of portable T/C hole, portable cargo measuring (2" – one (1), 1" – one (1)), and I.G. connection***
- ***One (1) of fixed tank cleaning machine for residual tank (30 m^3/h at 9kg/cm^2g)***
- ***One (1) of access manhole with vertical ladder***
- ***One (1) of temperature sensor and one (1) of I.G. pressure sensor***
- ***Same coating as cargo tank***
- ***One (1) manifold (125A) for residual oil tank which to be inserted between slop and F.O.manifold (existing total length of manifold not to be changed).***
- ***No stripping line (40A) for residual tank***
- ***One (1) pressure transmitter for residual manifold***
- ***Two (2) of principal fittings (5" x 5") for residual manifold***

HMD

TK-17207-F-R1 HYUNDAI MIPO DOCKYARD 6-6

TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT/CHEMICAL TANKER

PIPING DIAGRAM OF CARGO OIL SYSTEM
SYMBOL LIST
HYD. OPERATED B/F V/V (FULL POSITION TYPE)
HYD. OPERATED B/F V/V (ON/OFF TYPE)
MAN. OPERATED B/F V/V
REDUCER
BLANK FLANGE
CARGO/SLOP PUMP
CARGO SEGREGATION
TO SLOP TANK(P)
TO ABOVE L.W. LINE
TO BELOW L.W. LINE
TO TANK CLEANING PUMP

TK-17207-F-R1 HYUNDAI MIPO DOCKYARD 6-7

TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT/CHEMICAL TANKER

6.2 APPLICATION OF PIPES AND VALVES

The following material specification to be applied.

For the pipe abbreviation and pipe thickness, refer to section 5.3.

System	Size	Pipe material and thickness	Joint	Valve		Pressure rating of flange (kg/cm^2g)
				Type	Body	
Cargo	All	Stainless steel (SUS 316L ERW) THK : Sch.10s	Flange, Butt welding	Butterfly, Ball	SUS 316L	10 : pump suction side
Cargo stripping line	***All***	***Stainless steel (SUS 316L ERW) THK : Sch.20s***				16 : pump discharge side
Sea water tank cleaning	125A and above	ERW steel (JIS STPG 370E) THK : ***Sch.80*** Inside : same as cargo tank coating	Flange, Sliding type coupling	Butterfly, Hose globe	Cast iron	10: pump suction side 16: pump discharge side
	100A and below	Stainless steel (SUS 316L ERW) THK. : ***Sch.20s***				
Inert gas vent line	All	ERW steel (JIS STPG 370E) THK. : Sch.40 Inside: same as cargo tank coating	Flange, Sliding type coupling	Butterfly	Cast iron	5
Cargo Tank vent	125A and above	ERW steel (JIS STPG 370E) THK : Sch.80 Inside : same as cargo tank coating	Flange, Sliding type coupling	P/V valve	SUS 316L	5
	100A and below	Stainless steel (SUS 316L ERW) THK. : Sch.20s				

TK-17207-F-R1 HYUNDAI MIPO DOCKYARD 6-8

TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT/CHEMICAL TANKER

System	Size	Pipe material and thickness	Joint	Valve		Pressure rating of flange (kg/cm^2g)
				Type	Body	
Scrubber overboard line	All	ERW steel (KS-SPP) Inside : Polyethylene coating	Flange	-	-	5
Inert gas (from blower to IGG)	All	ERW steel THK. : 9.5mm Galv.	Flange	Butterfly	Maker's standard	5
Vapour recovery main line	All	ERW steel (JIS STPG 370E) THK. : Sch.40 Inside :same as Cargo tank coating	Flange	Butterfly	Cast iron	5
Cooling water for IGG	All	ERW steel THK. : Sch.40 Inside : Polyethylene coating	Flange, Sleeve	Butterfly	Cast iron	5
Deck water seal drain	All	ERW steel (JIS STPG 370E) THK. : Sch.160 Inside: Polyethylene coating	Flange	-	-	10
Scrubber overboard ship side piece	All	ERW steel (JIS STPG 370E) THK. : Sch.160 Inside: tar free epoxy coating	Flange	Butterfly	Cast steel	10
Hydraulic oil (for hydraulic motor driven pumps)	All	As per pump maker's standard	Flange	Pump maker's standard		

Note :

1. The inside of inert gas pipe after deck water seal to be coated with same as cargo oil tank and the same before deck water seal to be coated with tar free epoxy coating.

2. Ship side piece for drain line from I.G scrubber and deck water seal to be of tar free epoxy coating.

TK-17207-F-R1 HYUNDAI MIPO DOCKYARD 6-9

TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT/CHEMICAL TANKER

6.3 HYDRAULIC POWER PACK, PIPE LINE AND CONTROL SYSTEM

6.3.1 HYDRAULIC POWER PACK

The hydraulic power pack to have sufficient capacity to allow cargo maximum unloading rate of 3,600 m^3/h (S.G. 0.75, Visc. 1.0 cSt) at the head of 125 mlc during simultaneous operation of six (6) cargo pumps.

1) Hydraulic Power Pack

No. of unit	:	Four (4)
Type	:	Two (2) electric motor, two (2) diesel engine driven, skid mounted

Prime mover (Electric motor)

Rating, each	:	abt. 420 kW
Protection	:	IP 54
Speed	:	As per maker standard
Power supply	:	AC 440 V, 60 Hz, 3 pH

The electric motors to be directly fitted to the hydraulic pump and electric starters to be provided.

Prime mover (Diesel engine)

Rating, each	:	abt. 420 kW
Speed	:	1800 RPM
Fuel oil	:	Marine gas oil
Starting	:	Compressed air

The diesel engines to be directly fitted to the hydraulic pumps.

Thermistors and space heaters to be fitted on the motors.
Flexible mounting and pulsation dampers for noise reduction to be provided for hydraulic power unit according to maker's standard.

2) Auxiliary Hydraulic Unit

The unit to consist of following main components.
- Hydraulic oil expansion tank with thermometer and level switches (low and auto shutdown)
- Three (3) electro hyd. feed power packs
- Hydraulic oil storage tank of proper size
- Hydraulic oil cooler of tube type
- Hydraulic oil filters in main return line
- Relief valves, pressure adjustment valves closing valves and non-return valves according to maker's standards

TK-17207-F-R1 HYUNDAI MIPO DOCKYARD 6-10

TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT/CHEMICAL TANKER

The following equipment to be driven by the hydraulic ring line system :

- Cargo pumps
- Ballast pumps
- Deck machineries
- Tank cleaning pump

6.3.2 HYDRAULIC PIPE LINE

One (1) hydraulic supply main line to be led on the upper deck from the hydraulic power pack and branches lines to be led from main line to each hydraulic motor of the pumps.

One (1) hydraulic return main line to be led on the upper deck to the hydraulic power packs through cooler and storage tank from each hydraulic motor of the pumps.

Isolation valves to be provided to each branch line for cargo pump, ballast pumps, deck machinery and tank cleaning pump.

6.3.3 CONTROL SYSTEM

For the cargo pump control system and instrumentation, refer to section 6.9.

TK-17207-F-R1 HYUNDAI MIPO DOCKYARD 6-11

TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT/CHEMICAL TANKER

6.4 CARGO HEATING SYSTEM

The heating system for cargo tanks to be based on cargo heat exchangers located on upper deck through which the cargo from the cargo tank to be circulated by means of the submerged cargo pumps.

Minimum two (2) loops of grid type heating coil to be provided in slop tanks.

Saturated steam of 7 kg/cm^2 to be supplied for heating with adequate capacity for operating all heat exchangers simultaneously.

The heating steam line to be led on upper deck, and a drain line to be led back to the engine room via a observation tank on upper deck with sampling outlet for leak detection.

Design condition and material of heating device to be as follows :

1) The cargo heaters to have following particulars :

No. of unit	Twelve (12)
Capacity	To meet the design criteria
Material of Shell and tube	SUS 316L

2) The heating coils to have following particulars :

Slop tanks	SUS 316L or equivalent, Sch.10s ERW 50A

Rating of tank heating to be based on sea water temperature of 5 °C and ambient air temperature of 2 °C and able to heat the cargo from 44 °C to 66 °C in 96 hours and 33 °C to 66 °C in 24 hours for slop tanks.

Heating steam valves to be operated manually on deck.

Heating coil to be supported in the tank by supporting angle and bolt and nut of SUS 304.

Return line from each cargo heater to have individual thermostatic valve on upper deck.
Return line from each heating coil to have individual steam trap with valve on upper deck.

Deck penetration for heating coil to be provided as per Builder's standard.

For fuel oil tank heating system, refer to section 5.8.3.

TK-17207-F-R1 HYUNDAI MIPO DOCKYARD 6-12

TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT/CHEMICAL TANKER

6.5 CARGO TANK VENTING / VECS AND INERT GAS SYSTEM

6.5.1 CARGO TANK VENTING

One(1) independent high velocity pressure/vacuum valve to be fitted on each cargo/slop tank, designed according to ISO 15364, allowing large volumes of air, gas or vapour to be released during loading, discharging and ballasting avoiding the overpressure or underpressure of the cargo tanks.

The pressure/vacuum valves of stainless steel to be set at 0.2kg/cm^2 for pressure and 0.035kg/cm^2 for vacuum.

When the cargo loading different and incompatible grades of cargoes, the tank venting to be done through the pressure/ vacuum valves, which to be so designed and operated as to ensure that neither pressure nor vacuum in cargo tanks shall exceed design parameters and be such as to provide for the flow of the small volumes of vapour, air or inert gas mixtures caused by thermal variations in a cargo tank in all cases through pressure/vacuum valves and the passage of large volumes of vapour, air or inert gas mixtures during cargo loading and ballasting, or during discharging.

Pressure sensors shall be fitted in each tank protected by independent P/V valves, with a monitoring system in the ship's cargo control room or the position from which cargo operations are normally carried out. Such monitoring equipment shall also provide an alarm facility which is activated by detection of over-pressure or under-pressure conditions within a tank.

The vent height to be in accordance with the requirements of the Classification Society and Regulatory Bodies.

For the purpose of gas free or purging of cargo and slop tanks, fresh air to be taken by ambient air blower and to blow it in cargo oil tank via the cargo pump and/or drop line and a connection to be made between the inert gas main and one (1) of the cargo main line with shut off valves and non-return valve in series.

Portable gas freeing fan to be used as gas freeing for cargo tank and slop tank, and to be water turbine type driven by the sea water from fire and wash deck line on upper deck.

Portable gas freeing fan with accessory to be supplied by the Buyer, and the fan to be stored in cargo gear locker and deck store on upper deck.

TK-17207-F-R1 HYUNDAI MIPO DOCKYARD 6-13

TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT/CHEMICAL TANKER

6.5.2 VAPOUR EMISSION CONTROL SYSTEM

A vapour emission control system at midship cargo manifold connected to inert gas main line to be provided for cargo tanks and slop tanks to transfer the cargo vapour to shore side facility in accordance with the requirements of the Classification Society and Regulation concerned (USCG CFR 46, except lightering provisions)

4pcs of reducers of 12 inches nominal bore for presentation flange (principal fittings) and 2pcs reducers of 16 inches (reserve) to be provided for vapour collecting manifold.

One (1) oxygen analyzer with four (4) sampling connections to be provided. Inert gas flexible hose, insulation flange and detonation arrester etc. to be provided by the Buyer.

6.5.3 INERT GAS SYSTEM

1) General

A marine diesel oil fired inert gas generator to be provided to comply with IMO requirements with appropriate documents of compliance from the Classification Society.

The plant to be composed of burner, chamber, scrubbing tower, demister unit, fuel oil supply pump 2 sets (100% each) deck water seal, pressure-vacuum breaker, two(2) combustion air fans, one(1) sea water cooling pump and two(2) deck water seal pumps.
One (1) stand-by oxygen analyzer unit to be provided for IGG unit.

The inert gas generator and fans of distribution plant to be installed in engine casing.

Design of equipment such as constructions, materials, corrosion protections, spare parts and tools to be in accordance with the manufacturer's standard except otherwise specified.

2) Inert gas generator system

The capacity of the system to be 4,500 m^3/h and to be suitable to fully inert cargo/slop tanks below 4 % O_2 content.

Two (2) electric motor driven inert gas blower (each 100% capacity) to be provided.

TK-17207-F-R1 HYUNDAI MIPO DOCKYARD 6-14

TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT/CHEMICAL TANKER

A branch line will be led to the funnel of the ship, for discharging inert gas when the generated gas does not meet the specified quality. The tests will be in accordance with the manufacturer and in compliance with the requirements of Classification Society.

The scrubber to be fabricated of stainless steel and coated well for minimizing corrosion effects.

There is sufficient access for easy maintenance work.

The inert gas to be distributed by the blower to the cargo oil tank and the slop tank through a wet type deck water seal, non return valve and inert gas piping on upper deck.

Deck water seal to be provided with level alarm and heating coil.

One (1) inert gas branch line to be led directly from the main line to each cargo oil tank and slop tank with a spectacle flange and a manual butterfly type isolating valve with locking device.

The inert gas main line on upper deck to be connected to the water ballast main line by a portable spool piece and manual isolating valve in order to supply the inert gas or fresh air to the water ballast tanks for inerting or gas freeing.

15A cock valve for test and sample to be provided.

For the purpose of gas free or purging of cargo and slop tanks, fresh air to be taken by ambient air blower and to blow it in cargo oil tank via the cargo pump and/or drop line and a connection to be made between the inert gas main and one (1) of the cargo main line with shut off valves and non-return valve in series.

For inerting of water ballast tanks, inert gas branch line with butterfly valve/blind flange to be provided.
Flexible hose to be used for connection between each water ballast tank and inert gas branch line.

An independent cooling sea water pump to be provided for scrubber and emergency sea water to be provided from the bilge, fire and G/S pumps in engine room
All valves supplied by the maker together with equipment to be coated as per the maker's standard.

The system to be remotely controlled from the engine control room for the production and from the cargo control room for the distribution in general.

One (1) gas main control valve, one (1) sea water supply valve, two (2) blower outlet valves and one (1) gas purge valve to be pneumatically remote operated, and the other valves including fuel oil supply valve to be operated manually at local side.

TK-17207-F-R1 HYUNDAI MIPO DOCKYARD 6-15

TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT/CHEMICAL TANKER

In case of failure of inert gas blower, the gas main control valve to be shut down.

A fixed type oxygen analyzer to be fitted in engine room to monitor continuously during plant operation.

Flexible hoses to be provided by the Buyer

All machinery and equipment for Inert gas system to be designed to operate under the following condition in engine room

- Temperature : 0 °C to 55 °C

6.5.4 VENTILATION/GAS MEASUREMENT FOR BALLAST TANKS

The system to be provided as follows in accordance with the requirements of SOLAS.

1) Ventilation

The exhaust gas during ventilation of the tank to be vented through the man-hole or air vent pipe.
Two (2) portable adapters of 318 mm nominal diameter for ballast tanks in way of cargo area to be provided for portable gas freeing fan with extension hose which is supplied by the Buyer.

2) Gas measurement

Fixed gas sampling pipe with ***back flow compressed air for cleaning the sample lines*** **and** analyzing unit to be provided for gas measurement of water ballast tanks, upper stool, void space ***(low and high position),*** cofferdam adjacent to cargo tank.

The number and position of the sampling pipes to be determined based on the actual arrangement of hull structure and the Rule requirements.
The material of the sampling pipes to be of SUS 304 (multicore).
Portable instruments to be provided by the Buyer for measuring oxygen and flammable gases or vapours, hydrogen sulphide and carbon monoxide in compliance with the requirements of the rule.

Portable gas detectors to be provided by the Buyer.
- Two (2) sets : Oxygen
- Two (2) sets : Hydrocarbon
- Two (2) sets : Toxic
- Two (2) sets : Hydrocarbon measuring device operating with IGS
- ***Personal multiple gas detecting alarm units used by each person working in a potentially hazardous area***

TK-17207-F-R1 HYUNDAI MIPO DOCKYARD 6-16

TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT/CHEMICAL TANKER

6.6 CARGO TANK CLEANING SYSTEM

A fixed tank cleaning system to be fitted for ***crude oil and*** hot/cold sea water washing and fresh water rinsing with open/closed cycle in cargo tanks and slop tanks.

One (1) tank cleaning main line to be led to upper deck and to be connected to each tank cleaning machine with SUS316L ball valve and a spectacle flange.

The tank cleaning main line to have sufficient diameter to feed the four (4) sets of tank cleaning machine simultaneously.

For portable tank cleaning machine, a branch line for each pair of cargo tanks to be provided with spectacle flange 65 mm nominal diameter hose globe valve and Y-piece.

6.6.1 SEA WATER CLEANING SYSTEM

Tank cleaning pump and tank cleaning heater to be arranged for sea water tank cleaning duty.

The tank cleaning pump to take cleaning water from sea chest through the ballast pumps and to discharge to the tank cleaning main line through the tank cleaning heater in cargo gear locker and deck store on deck.

The fire & wash deck main line to be connected to tank cleaning main with two (2) valves and one(1) spectacle segregator.

The cargo pumps to suck oily water from the cleaned cargo tanks and to discharge to the slop tank (P).
Oily water to be transferred from the slop tank (P) to the slop tank (S) by gravity.

Then the slop pump to take separated water from the slop tank (S) and to discharge to the tank cleaning main line through the tank cleaning heater.

The tank cleaning pump and / heater must be isolated from the cargo system when not in use by valve and spectacle flange.

The fire main (G/S) pump should be able to supply fresh water from APT the tank cleaning line directly or through the heater.

For cargo tank primary washing and sediment control, fixed tank washing systems to be installed suitable for crude oil washing.
Crude oil washing to be carried out during cargo oil unloading by two steps, i.e. upper part washing and bottom washing in compliance with the requirement of regulation body.

TK-17207-F-R1 HYUNDAI MIPO DOCKYARD 6-17

TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT/CHEMICAL TANKER

In case of upper part washing, some amount of unloading cargo to be bled off and to drive the fixed or portable tank cleaning machines during unloading.

In case of bottom washing, the cargo pump to suck cargo oil from other than cleaned cargo tank or starboard slop tank and drive the fixed or portable tank cleaning machine.

COW manual and VOC manual to be provided.

6.6.2 TANK CLEANING SYSTEM

One (1) tank cleaning main line and branch lines with an isolating valve suitably distributed at cargo area to be arranged for fixed and portable tank cleaning machines.
Two (2) sets of local pressure indicator to be provided on tank cleaning line at fore and aft.

1) Tank Cleaning Pump

No. of unit/location	One (1) in cargo gear locker and deck store
Type	Hydraulic motor driven centrifugal type
Capacity	120 m^3/h
Head	110 mTH (based on sea water)
Material Casing	Bronze
Impeller	Bronze
Shaft	Stainless steel
Seal	Mechanical type

The pump to be controlled locally and remotely from cargo control room.

2) Tank Cleaning Sea water Heater

No. of unit/location	One (1) in cargo gear locker and deck store
Capacity	120 m^3/h, capable of heating up sea water from 20 °C to ***85*** °C
Type	Horizontal, tubular type, steam heated
Shell	Steel
Water box and cover	Cast iron
Tube	Al-brass
Tube plate	Naval brass
Fouling margin	15%

Blank flanges of spectacle type to be fitted at water inlet and outlet.

The capacity of aux. boiler not to be changed.

Sea water temperature to be regulated automatically by a thermostatically operated steam regulating valve, and the temperature at the outlet of heater to be remote read out in cargo control room.

TK-17207-F-R1 HYUNDAI MIPO DOCKYARD 6-18

TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT/CHEMICAL TANKER

3) Fixed Tank Cleaning Machine

No. of sets	***Two (2)*** set/cargo tank
	One (1) set/slop tank
Type	Deck mounted, single programmable
Capacity	About 30 m^3/h at 9 kg/cm^2g
Material	Stainless steel (SUS 316)

The machines to be of single nozzle or twin nozzle type as per maker's standard and to be driven by washing fluid.

The number, position and capacity of fixed tank cleaning machine to be finally determined according to shadow diagram to comply with the requirements of IMO.

4) Portable Tank Cleaning Machine
The portable tank cleaning machines including hoses, male couplings, saddles and reels to be provided by the Buyer.

5) Tank Cleaning Hatches
The portable tank cleaning hatches to be provided as follows :

Cargo oil tank :	Two (2) per each tank
Slop tank :	One (1) per each tank

The portable tank cleaning hatch cover of 318mm nominal diameter with coaming of 300mm high, bolted type, stainless steel bolt, to be arranged on deck.
One (1) set of simplex type sea filter to be provided with by pass line / valve on tank cleaning main line.

6.7 OIL DISCHARGE MONITOR

One (1) oil discharge monitoring and control unit to be provided ***on console*** in cargo control room in accordance with the requirements of IMO rule, suitable for monitoring of products of Annex I and Annex II of MARPOL 73/78, that the ship is allowed to carry as appropriate.

The monitor to be connected to the cargo system overboard discharge line.

The overboard discharge of water from slop tank (S) to be automatically stopped and dumped back to slop tank if monitored value of oil/substance content is above pre-set value.

The equipment such as suction pump, sampling tube, flow meter, sensing unit, control system, monitoring device and recorder to be arranged in accordance with maker's standard and the Rule requirements. ODME piping system must be tampered proof.

An underwater discharge to be arranged in accordance with MARPOL 73/78 Annex II.
ODME for bio-fuel blends to be provided with printer as per MEPC.240(65).

TK-17207-F-R1 HYUNDAI MIPO DOCKYARD 6-19

TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT/CHEMICAL TANKER

6.8 ULLAGE, INTERFACE AND TEMPERATURE GAUGE

One (1) set of closed portable ullage, interface and temperature measuring unit and one (1) set of closed cargo sampling unit approved by Classification Society to be supplied as per maker's standard (either combined or separate type).

Two inch (2") seal valve :	One (1) for each cargo/slop tank
One inch (1") seal valve :	Two (2) for each cargo tank, One (1) for each slop tank

The vapour control valves (ball valve or spring loaded type) to be provided as per maker standard and to be sealed when not in used.

6.9 CONTROL, SUPERVISION AND INSTRUMENTATION

6.9.1 CONTROL FOR CARGO/BALLAST AND TANK CLEANING PUMP

One (1) set of piano type control console to be supplied by the pump maker and installed in cargo control room and equipped with the following panels.

(1) PUMP CONTROL PANEL
The pump control panel to be placed on horizontal side of control console and to be equipped with :
- Remote stepless speed control handle for each individual pump cargo, ballast tank, cleaning pump).
- Instrument for hydraulic pressure reading of each individual pump
- Start push button for start of each individual pump.

(2) HYDRAULIC SYSTEM CONTROL PANEL
An automatic hydraulic pressure control system to be provided, which is to adjust pressure to the required value preset on the control panel.
The control panel to be placed on vertical side of console and to be equipped with :

Alarm lamps and buzzer for warnings
Low oil level
Dirty filter main line
High oil temperature
Emergency override
Low return pressure

Shut - Down
Low -low oil level stop
Return line closed
Suction line closed
Low feed pressure
Emergency stop
Low - low inert gas pressure (simultaneously trip of cargo pump only)

TK-17207-F-R1 HYUNDAI MIPO DOCKYARD 6-20

TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT/CHEMICAL TANKER

Indicating lamps for
Power on

Buttons for
Start/run indicating push - buttons for each power pack
Stop buttons for each power pack
Power reset
Alarm acknowledge
Lamp test
Emergency stop
Emergency override button with key
Regulation of hydraulic system pressure

Instruments for
Hydraulic oil temperature
Hydraulic oil pressure
Elapsed time meters for each power pack
Feed pump pressure
Amperemeter for each electric motor of power pack
RPM indicator, lubricating oil pressure and cooling water temperature for each diesel engine of power pack.
Other instruments to be included in accordance with maker's standard.

Additional emergency stop push buttons to be provided at following stations.
- One (1) in power pack room
- Two (2) near cargo manifold
- One(1) in CCR

The diesel engine to be provided with alarm device and to be tripped automatically at the following conditions:
- Over speed
- Low lubricating oil inlet pressure
- High cooling water outlet temperature
Stop button on diesel engine to be locked-out facility.

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TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT/CHEMICAL TANKER

6.9.2 CARGO/BALLAST CONTROL AND MONITORING

One (1) cargo control console to be provided in cargo control room.

Computer based control and monitoring system to be provided. Two (2) sets of TFT -LCD (22") with two (2) keyboards and two (2) printers to be provided ***on the console***, one for cargo tank monitoring as referred to in section 6.10 and the other for the following functions. Both TFT-LCDs to be interchangeable.

- Mimic diagram of cargo/slop and ballast system
- Pump running indication of cargo/slop/ballast pumps
- Control for hydraulically remote operated valves for cargo/slop/ballast system
- Valve position indication for remote control valves (open/shut/percentage)
- Temperature indication for tank cleaning water
- Pressure monitoring for cargo manifolds
- Pressure monitoring for inert gas main line
- Pressure monitoring for ballast pump discharge side
- Control for Hydraulically remote operated valve for cargo/ballast system
- Open/shut memory indicator for manual valve on main line on mimic diagram of cargo and ballast system(without limit switch)
- ***Cargo pump discharge pressure indication for each cargo and slop pump***

The following separate panels to be provided ***on*** cargo control ***console***.

- Oil discharge monitoring and control
- Speed and stop controls for Hyd. Driven cargo pumps and tank cleaning pump(on Framo control panel)
- Electric control panel for hydraulic power packs for cargo pumping system(on Framo control panel)
- Independent overfill alarm(audible and visible) for each cargo and slop tanks and bunker tanks.

6.10 CARGO TANK MONITORING

One (1) TFT-LCD to be provided ***on the cargo control console*** in cargo control room for the following functions.

- Level indication with high level alarm for each cargo and slop tank
- Temperature indication with alarm for each cargo and slop tank
- Pressure indication with two low and two high alarms for each cargo and slop tank. The system shall include manufacturers set high and low pressure alarms as detailed within OCIMF SIRE 4 VIQ CH. 8.30, and additionally a further minimum two adjustable, user defined, alarms limits which can be set as required. These alarms should sound an audible and visual alarm in the CCR if the set limits are exceeded. One (1) IG pressure alarm to be installed on the bridge.
- Level indication for each ballast tank and ship's draft

One (1) radar type tank level gauge to be provided for each cargo and slop tank.
Two (2) point temperature sensors to be provided for each cargo and slop tank.
One (1) set of 22 inch TFT-LCD for cargo tank pressure alarm and monitor display unit to be provided on the bridge.
High level alarm to be integrated with cargo tank level gauge system.
Intrinsically safe high level alarm and independent overfill (high-high) alarm as per OCIMF – USCG 46 CFR requirements.
An alarm siren and rotating lamp for overfill to be provided on top of Navigation deck.

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TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT/CHEMICAL TANKER

6.10.1 INERT GAS SYSTEM (CONTROL AND INSTRUMENTATION)

A) OPERATION

The system to be remotely controlled from the engine control room for the production and from the cargo control room for the distribution in general.

Main control panel for the system to be provided in the engine control room and sub control panel to be provided in cargo control room and wheelhouse.

Description	Local	Cargo control room	Engine control room
Selection of I.G. blower	O		O
Start & stop of inert gas generator	O		O
Start & stop of deck seal pumps, and scrubber pump	O		Start & stop of deck scrubber pump
System mode selector (Inert gas/fresh air)		O	
Emergency stop		O	O
Deck pressure controller		O	
Start & stop of fuel oil supply pump	O		O

One (1) gas main control valve, one (1) sea water supply valve, two (2) blower outlet valves and one (1) gas purge valve to be pneumatically remote operated, and the other valves to be operated manually at local side.

The quantity of inert gas to be automatically controlled by the gas main control valve and exhaust valve or controlled by the gas purge valve in combination with the deck main delivery pressure as per the maker's standard.

In case of failure of inert gas blower, the gas main control valve to be shut down,

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TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT/CHEMICAL TANKER

B) INDICATION

Description	Local	CCR	ECR	Wheel-house
Deck line pressure indicator		O		O
Oxygen content indicator		O	O	
Temperature indicator		O	O	
Recorder (deck line pressure & oxygen)		O		
Common alarm				O
Pressure gauge for scrubber pump inlet & outlet	O			
Pressure gauge for deck seal pump inlet & outlet	O			
Oxygen content high / low alarm		O	O	
Control air low pressure alarm		O	O	
Failure of power supply to generator and instrumentation		O	O	
System operation mode (inert gas / fresh air)			O	

A fixed type oxygen analyzer to be fitted in engine room to monitor continuously during plant operation.

Alarm and trip for inert gas system to be provided as below table ;

Description	Cargo control room	Engine control room
Low water pressure to deck seal, alarm	O	O
Oxygen content high alarm	O	O
High gas pressure in I.G. main line, alarm	O	O
Low pressure in I.G. main line, alarm	O	O
Low pressure in fuel line, alarm		O
Low water level in deck seal, alarm	O	O
High water level in scrubber, alarm with trip		O
High temperature after generator, alarm		O
Low-low pressure in I.G. main line & alarm cargo pump stop	O	O
Motor failure of scrubber pump, alarm		O

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TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT/CHEMICAL TANKER

6.11 TESTS AND TRIALS FOR CARGO SYSTEM

6.11.1 GENERAL

Test and trials for cargo system to be carried out in shops and/or shipyard during the ship's construction before delivery according to the Builder's test program properly submitted to the Buyer for approval and follow up and maker's standard test procedure under the Builder's approval.

6.11.2 SHOP TEST

Shop test for cargo handling equipment to be performed according to maker's standard.
Owner timely to be informed for attending these shop tests.

6.11.3 INSPECTION AND TEST OF PIPE LINES

The tests and inspections of pipe lines to be carried out in accordance with the requirements specified in the specification and/or the Rules and Regulation and the Builder's standard with the presense of the classification society and the Owner's representative.

HMD

VISUAL TEST

The dimensions, scantlings, locations, surfaces finishing, welding, fastenings and joints to be visually inspected where necessary.

PRESSURE TEST

The statically hydraulic pressure test to be carried out in accordance with the requirements of the Classification Society and Regulatory Bodies where applicable.

During the pressure test, a blank flange to be provided at the open ends with the valves or other means of closing.
The tests to be carried out under the presence of Classification Society and the Owner's representative

6.11.4 ON BOARD TEST

Cargo handling system and their associated instruments to be checked their proper working by suitable means when the systems have been completed on board the vessel.
The onboard test of cargo handling system will be conducted in the presense of the class and Owner's representative.

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TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT/CHEMICAL TANKER

7 - MACHINERY

7. 1 GENERAL

The propulsion plant of low speed marine diesel engine to be provided with a direct coupled fixed pitch propeller.

The propeller shaft to be withdrawn inboard after removal of propeller.

The steam generating plant to be provided in accordance with the particulars described in the section 7.2.4.

The electric power plant to consist of three (3) diesel engine driven aux. generators and one (1) diesel engine driven emergency generator.

Design conditions for the engine room machinery and equipment to be based on the maximum sea water temperature of 32 °C and the engine room temperature of 45 °C and 1,000mm bar, unless otherwise especially stated.

All machinery, components and systems in engine room to be able to work at reduced capacity under following conditions

- ambient air temperature in the machinery space : between 0°C and 55°C
- relative humidity of air in the machinery space : up to 96%
- list rolling and trim, pitch according to the rules of the classification.

The power and fuel consumption of engines shall be determined in accordance with ISO 3046/1-2002(E).

The pumps, fans, motors, pipes, valves and other components fitted on or supplied together with certain machinery or equipment as accessories to be made in accordance with each maker's standard and shall comply with Rule and Regulation.

Main engine, diesel generator engines and an auxiliary boiler including their fuel oil supply system to be designed to ensure proper operation on M.G.O. defined as DMA grade in ISO 8217, which has the low sulphur content of 0.1 % and the viscosity of 2 cSt at 40 °C.

An EIAPP emission certificate for the main engine and D/G to be issued on Builder's account after shop test.

The heat balance calculation for cooling system to be designed as per Builder's standard and to be submitted to Buyer during the drawing approval stage for review. The flowrate of the engine room piping system will be as Builder's standard.

Local pressure gauges especially for fuel oil system to be of glycerin pot type in order to avoid freezing same as S427.

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TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT/CHEMICAL TANKER

ABBREVIATIONS

Abs.	....	Absolute
Abt.	....	About
Air-con	....	Air Conditioning Plant
A.P.G	....	Air Purge type Level Content Gauge
ATMOS	....	Atmospheric
Auto	....	Automatic
Aux.	....	Auxiliary
BLR	....	Boiler
Cap.	....	Capacity
CLG	....	Content Level Gauge
Cyl.	....	Cylinder
D.B.	....	Double Bottom
D.E.D.	....	Diesel Engine Driven
D/G	....	Diesel Generator
Dia.	....	Diameter
D.W	....	Drinking Water
ENG	....	Engine
F.A.	....	Free Air
F.A.D.	....	Free Air Delivery
FLG	....	Float Level Gauge
F.O.	....	Fuel Oil
F.W.	....	Fresh Water
FWD	....	Forward
G	....	Gauge
Galv.	....	Galvanized
G / E	....	Generator Engine
G / S	....	General Service
GLG	....	Glass Level Gauge
h	....	Hour
H	....	Horizontal
H.F.O	....	Heavy Fuel Oil (Residual marine fuel oil of ISO 8217:2012 with a viscosity of 700 cSt and below at 50 °C)
H.P.U	....	Hydraulic Power Unit
K	....	kg / cm^2g
K.D.P.	....	Delivery Pressure (kg/cm^2f)
L	....	Litre
L.C.V.	....	Lower Calorific Value
L.O.	....	Lubricating Oil
MCR	....	Maximum Continuous Rating
M.D.	....	Electric Motor Driven
M.D.C.	....	Electric Motor Driven Centrifugal
M.D.H.C	....	Electric Motor Driven Horizontal Centrifugal
M.D.H.G.	....	Electric Motor Driven Horizontal Gear
M.D.H.S.	....	Electric Motor Driven Horizontal Screw
M.D.R.	....	Electric Motor Driven Rotary (Gear/Screw)

HMD

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TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT/CHEMICAL TANKER

M.D.O. (D.O.)	....	Marine Diesel Oil (DMB / RMA 10 class of ISO 8217:2012 with a viscosity of 6 cSt and above at 40 °C)
M.D.V.C.	....	Electric Motor Driven Vertical Centrifugal
M.D.V.G.	....	Electric Motor Driven Vertical Gear
M.G.O. (G.O.)	......	Marine Gas Oil (DMA / DMZ class of ISO 8217:2012 with a viscosity of 2 cSt and above at 40 °C)
mTH	....	Total Head (Meter)
M / E	....	Main Engine
NCR	....	Normal Continuous Rating
Nom.	....	Nominal
Press.	....	Pressure
Ref.	....	Refrigerating Plant
RPM	....	Revolution Per Minute
Sat.	....	Saturated
S / B	....	Stuffing Box
SCR	....	Selective Catalytic Reduction
SS 400	....	Rolled steel for general structural purpose, min. tensile strength 400 N/mm^2
S.G.	....	Specific Gravity
SP	....	Sounding Pipe
S / T	....	Stern Tube
S&T	....	Shell and Tube
S.W.	....	Sea Water
S.W.L.	....	Safety Working Load
SWRM	....	Mild Steel Wire Rod
THK	....	Thickness

HMD

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TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT/CHEMICAL TANKER

7.2 MACHINERY PARTICULARS

Principal machinery to be provided in compliance with this MACHINERY PARTICULARS and auxiliary equipments / accessories of the principal machinery to be equipped in accordance with the maker's standard and the Builder's practice.

7.2.1. MAIN ENGINE

Particular	Description	
Number	One (1)	
Type	HYUNDAI-MAN B&W 6G50ME-C9.5 (Tier II) (Nominal Rating : 10,320 kW at 100 RPM) Single acting, Two (2) stroke, Crosshead, Turbocharged with part load tuning by Exhaust Gas Bypass (EGB), Reversible, Marine diesel engine	
Output	MCR	NCR
Brake horse power (kW)	7,180	5,500
Engine revolution (RPM)	86.9	79.5
Cyl. No. x Bore x Stroke	6 cylinder x 500 mm x 2,500 mm	
Specific fuel oil consumption	163.5 g/KW.h + 5 % at MCR using M.D.O. of 10,200 kcal/kg in L.C.V. at shop test under ISO reference condition	
Fuel oil	H.F.O. having a viscosity up to 700 cSt at 50 °C	
Turbocharger	MET type	1 set
Air cooler	Fresh water cooled	1 set
Turning gear	M.D. planetary gear	1 set
Governor	Electronic	1 set
Auxiliary blower	M.D	2 sets

Sufficient margin to be provided for the air cooler and turbocharger to prevent surging as recommended by the engine / turbocharger maker and the margin to be verified during the shop test.

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TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT/CHEMICAL TANKER

7. 2. 2 SHAFTING

Item	No.	Type	Remark
Intermediate shaft	1	Solid forged steel with integrated flanges at both ends	
Propeller shaft	1	Solid forged steel with integrated flange at forward end and tapered and screwed at aft end	
Intermediate shaft bearing	1	Cast iron with white metal lining at lower half, self-lubricating, F.W. cooled type	
Stern tube bush	1	Cast iron with white metal lining, oil lubricating	
Stern tube seal	1	Lip seal type Non – split Fwd : Two (2) rings Aft : Four (4) rings With bronze spacer ring in two (2) halves	***Air seal with mineral oil***

HMD

7. 2. 3 PROPELLER

Number	One (1)	
Type	Aerofoil, clockwise rotating viewed from aft, solid keyless propeller with hydraulic nut	
Material	Propeller	Nickel aluminum bronze
	Cap	Manganese bronze

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TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT/CHEMICAL TANKER

7. 2. 4 STEAM GENERATING PLANT

7. 2. 4. 1 AUXILIARY BOILER

Number	One (1)
Type	Automatic, vertical, forced draft, heavy fuel oil burning, marine boiler
Evaporation	18,000 kg/h
Steam condition	7 kg/cm^2g, saturated
Feed water temperature	About 80 °C
Fuel oil	H.F.O. having a viscosity up to 700 cSt at 50 °C
Burner	Steam atomizing or the maker's standard type

7. 2. 4. 2 COMPOSITE BOILER

Number	***One(1)***	
Type	***Marine composite boiler, vertical, cylindrical type***	
Evaporation	***Oil fired section***	***2,000 kg/h***
	Exh. gas section	***300 kg/h***
Steam condition	***7 kg/cm^2g, Saturated***	
Feed water temp	***About 80°C***	
Design base of exhaust gas	***a) At main engine NCR under ISO reference condition. b) M/E maker's standard exhaust gas condition.***	

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TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT/CHEMICAL TANKER

7. 2. 5 PRIME MOVER FOR ELECTRIC GENERATOR

Particular		No.	Type	Capacity	Remark
Aux. generator	Diesel engine	3	Four (4) stroke, trunk piston, in-line type	***Abt. 1,070 kW @ 900 RPM***	
	Generator	3	Marine design, self - ventilated, brushless	***1,000 kW @ 900 RPM***	Refer to 9.2
	Remark	Aux. generator engines to be operated on H.F.O. having a viscosity 700 cSt. at 50°C.			
Emer gency generator	Diesel engine	1	Four (4) stroke, trunk piston, in-line type	Abt. 130 kW @ 1,800 RPM	
	Generator	1	Marine design, self - ventilated, brushless	120 kW @ 1,800 RPM	Refer to 9.2
	Remark	Emergency generator engine to be operated on marine gas oil. (DMX and DMA / ISO 8217) Fan cooled radiator cooling type			

D/G engines to be in compliance with MARPOL 73/78 Annex VI as amended by MPEC 176 (58) for IMO NOx Tier II.

Full set instrumentation to be provided based on maker standard and class requirement.

HMD

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TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT/CHEMICAL TANKER

7. 2. 6 PUMP

Particular	No.	Type	Capacity (m^3/h @ mTH)	Remark
Main cooling S.W. pump	***1***	M.D.V.C	***# 630 @ 20***	***100 %***
	2	M.D.V.C	***# 315 @ 20***	***50 % each***
Scrubber cooling S.W. pump	1	M.D.V.C	* 300 @ 40	
Deck water seal S.W. pump	2	M.D.H.C	3 @ 40	
F.W. generator ejector pump	1	M.D.V.C	Required capacity of objective equipment	
F.W. generator distillate water pump	1	The maker's standard		
H.T. cooling F.W. pump	2	M.D.V.C	50 @ 30	
L.T. cooling F.W. pump	***1***	M.D.V.C	***# 550 @ 30***	***100%***
	2	M.D.V.C	***# 275 @ 30***	***50 % each***
M/E air cooler chemical cleaning pump	1	M.D.H.C	2 @ 30	
Aux. boiler feed water pump	2	M.D.H.C	* 24 @ 120	
Composite boiler feed water pump	***2***	***M.D.H.C***	**** 5 @ 120***	
Fire, bilge & G.S. pump	2	M.D.V.C	280 / 280 @ 30 / 90	Self - priming
Treated sewage holding tank discharge pump	1	M.D.H.C	8.0 @ 30	Self - priming
F.W. booster pump for cooling wheelhouse package air condition	***1***	***M.D.H.C***	***15 @ 30***	

marked pump capacity may be changed according to actually required cooling capacity.

* marked pump capacity may be changed as per the maker's recommendation.

The branch line(40A) on scrubber cooling S.W pump discharge side to be led to deck water seal S.W pump discharge side.

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TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT/CHEMICAL TANKER

Particular	No.	Type	Capacity (m^3/h @ kg/cm^2g)	Remark
Main L.O. pump	2	M.D.C Deepwell	230 @ 4.0	
Cylinder oil shifting pump	2	M.D.R	1 @ 2	
G/E L. O. priming pump	The maker's standard			
Stern tube L. O. pump	2	M.D.R	The maker's standard	
L. O. transfer pump	1	M.D.R	5 @ 3	
Main L. O. purifier supply pump	2	M.D.R	1.6 @ 3	
F.O. supply pump for M/E & G/E	2	M.D.R	* 4.0 @ 4	Refer to 7.2.7
F. O. circulating pump for M/E & G/E	2	M.D.R	* 7.0 @ 6	
Auxiliary boiler F. O. supply pump	2	The maker's standard		
Composite boiler F. O. supply pump	***2***			
H. F.O. purifier supply pump	2	M.D.R	***3.0 @ 3***	
M.G.O. transfer pump	1	M.D.R	10 @ 3	
H.F.O. transfer pump	1	M.D.R	20 @ 3	
Bilge transfer pump	1	***Piston type***	2.5 @ 3	
Sludge pump	1	***Piston type***	3 @ 4	
G/E M.G.O flushing P/P	2	M.D.R	* 1.9 @ 8	Refer to 7.2.7

* marked pump capacity may be changed as per the maker's recommendation.

7. 2. 7 FUEL OIL SUPPLY UNIT

Particular	No.	Component		Remark
F.O. supply unit	1	Fuel oil supply pump for M/E & G/E	2	Design, material and manufacturer of all component to be of the maker's standard. G/E M.G.O. flushing pump, Viscorator: Suitable to use M.G.O till 2.0 cSt
		Fuel oil circulating pump for M/E & G/E	2	
		Fuel oil preheater for M/E & G/E	2	
		Auto-back flushing filter	1	
		Viscorator	1	
		Flow meter	3	***Pumps to be fitted with high temperature resistant seal.***
		G/E M.G.O. flushing pump	2	

One (1) control panel with automatic change-over valve to be provided for smooth fuel change-over and mixing process which to be controlled automatically according to maker's standard.

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TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT/CHEMICAL TANKER

7. 2. 8 AIR COMPRESSOR AND RESERVOIR

Particular	No.	Type	Capacity	Remark
Main air compressor	***3***	M.D., 2 or 3 stage, reciprocating, F.W. or air cooled	***200 m^3/h F.A.D.***	30 K.D.P.
Working air compressor	1	M.D., screw, air cooled	200 m^3/h F.A.D.	7 K.D.P.
Emergency air compressor	1	Air cooled, driven by electric motor	30 m^3/h F.A.D.	30 K.D.P.
Main air reservoir	2	Cylindrical	5.5 m^3 @ 30 K	
Aux. air reservoir	1	Cylindrical	0.25 m^3 @ 30 K	
Working air reservoir	1	Cylindrical	1.5 m^3@ 7 K	

HMD

Note: According to the new SOLAS requirement, the starting up from the "dead ship" condition to be executed within 30 minutes

7. 2. 9 OIL PURIFIER

Particular	No.	Capacity	Type	Remark
H.F.O. purifier	2	***3,000 L / H*** (based on 700 cSt at 50 °C, Max. S.G. : 1.01) ***Certified Flow Rate (CFR) to be applied***	Automatic, self-cleaning, Partial discharge	With separate supply pump
L.O. purifier	2	1,600 L / H (based on detergent oil of SAE #30 at 40 °C)	Automatic, self-cleaning, total discharge	With separate supply pump

Water in oil sensor to be provided for H.F.O. & L.O. purifier according to maker's standard.

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TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT/CHEMICAL TANKER

7. 2. 10 HEAT EXCHANGER

1) Cooler / Condenser

Service	No.	Capacity (kcal / h)	Type	Remark
Central F.W. Cooler	2	***# Abt. 5,790,000***	Titanium plate	***Each 75 % Capacity***
H.T.F.W. cooler for M/E	1	Abt. 808,400	SUS-plate	
Main L.O. cooler	1	Abt. 627,800	SUS-plate	
Dump condenser / drain cooler	1	Covering full dump steam from exhaust gas section of comp. boiler under ISO reference condition	S & T	F.W. cooled
M.G.O. Cooler for M/E & G/E	1	Abt. 45,000	Plate type	F.W. cooled
M.G.O. Cooler for Aux. Boiler	1	According to the maker's recommendation		F.W. cooled
M.G.O. Cooler for Composite Boiler	***1***	***According to the maker's recommendation***		***F.W. cooled***

Central F.W. coolers to be provided with inlet/outlet valves.
Above coolers to be designed with 15 % fouling margin.
Above coolers to be based on the M/E MCR and cooling sea water temperature of 32 °C and central cooling F.W. of 36 °C.
Back washing system (Line size :80A) on sea water side of central F.W. cooler to be provided with double butterfly isolating valve.

Cooling heat balance to be submitted to the Buyer for reference at detail design stage.

marked cooler capacity may be changed according to actually required cooling capacity.

2) Heater

Particular	No.	Type	Capacity (°C)	Flow Rate (m^3 / h)	Remark
F.O. pre-heater for M/E & G/E	2	S & T or surface extended	100 – 150	7.0	Refer to 7.2.7
H.F.O. purifier heater	2		55 – 98	***3.0***	
Main L.O. purifier heater	2		45 – 90	1.6	
Boiler F.O. heater	1	The maker's standard			
M/E jacket preheater	1	S & T	Heat dissipation : abt. 89,000 kcal/h		

Heaters to be of steam heated type except the boiler F.O. heater, which is in accordance with the boiler maker's standard.

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TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT/CHEMICAL TANKER

7. 2. 11 FRESH WATER SERVICE SYSTEM

Particular		No.	Capacity	Type	Remark
F. W. generator		1	15 ton / day	M/E jacket water heating	Plate type
F.W. supply unit	Sterilizer	1	5,000 L / h	Ultra violet ray	
	Calorifier	1	Hot Water circ. Pump (1 set) : 1 m^3/h @ 5 mTH Tank (1 set) : 300 L Heating range : 10-60 °C	Steam heated with electric heating element (15 kW)	
	F.W. hydrophore unit	1	Pump (2 sets) : 5 m^3/h @ 40 mTH Tank (1 set) : 1,000 L		
	Mineralizer	1	5,000 L/h	Dolomite	

7. 2. 12 WORKSHOP EQUIPMENT

HMD

Particular	No.	Capacity	Remark
Lathe	1	Center distance : 1,000 mm Swing over bed : 450 mm	
Drilling machine	1	Max. 23 mm dia	
Grinding machine	1	Double wheel, 250 mm dia One side a grinding stone and in the other side a brushes wheel	
Gas welder	1	Bottle Oxygen - 2 EA Acetylene - 1 EA	With hose 50 m each
Fuel valve test device	2	The maker's standard	For M/E & G/E
Work bench	1	With two(2) parallel vice (150 mm)	
Steel cabinet with locking device	1	The maker's standard	
Tool Locker	1	The maker's standard	

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TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT/CHEMICAL TANKER

7. 2. 13 VENTILATION FAN

Particular	No.	Type	Capacity (m^3 / min)	Static pressure (mmAq)	Remark
E / R ventilation	2	M. D. Axial flow, Reversible	800	38	
	2	M. D. Axial flow, non – reversible	800	38	
Purifier room exhaust	1	M. D. Axial flow	150	30	
H. P. U. room exhaust	1	M. D. Axial flow non-reversible wall mounting	30	10	
Welding area exhaust	1		15	10	

7. 2. 14 MISCELLANEOUS

Particular	No.	Type	Capacity	Remark
Oily bilge separator	1	Gravity difference separator	2.5 m^3 / h	With high oil content alarm
Incinerator	1	Sludge oil & solid waste burning	***Abt. 500,000 kcal / h***	
Control air dryer	1	Refrigerant type	Abt. 100 m^3/ h F. A.	***R-407c***
Overhead crane	1	M. D.	S. W. L. : 4 ton	
Viscorator	1	Electric control		Refer to 7.2.7 For M/E & G/E
Flow meter	3	Positive displacement	To permit normal flow amount	Refer to 7.2.7 For M/E & G/E
	2			***For aux. & comp. boiler***
	1			***For HPU unit***
	2			***For I.G.G.***
Sewage treatment plant	1	Biological aeration	To meet complement	With Vacuum Unit
M.G.P.S.	1	Ionizing electrodes	Abt. 1,000 m^3/h	***Anode: 5 years (2.5 years-Working, 2.5 years-Spare)***
Unit cooler	1	Package type marine use, without heating element	15,000 kcal / h	For E.C.R. ***R-407c***

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TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT/CHEMICAL TANKER

7. 2. 15 FILTER AND STRAINER

Particular	No.	Mesh		Type
		Suct.	Disch.	
F.O. supply pump for M/E & G/E	2	60		Simplex, wire mesh
F.O. circulating pump for M/E & G/E	1		Abs. 10 (micron)	Automatic back– flushing filter
	1		Nom. 10 (micron)	Manual by-pass filter
H. F. O. transfer pump	1	32		Simplex, wire mesh
M.G.O. transfer pump	1	32		Simplex, wire mesh
H. F. O. purifier supply Pump	2	32		Simplex, wire mesh
Boiler F.O. pump	The boiler maker's standard			
Main L. O. pump	1		Abs. 35 (micron)	Automatic back– flushing filter
	1			Manual by-pass filter
G / E L. O. pump	The G / E maker's standard			
Cylinder oil shifting pump	2	32		Simplex, wire mesh With magnet
L. O. transfer pump	1	32		Simplex, wire mesh With magnet
Main L. O. purifier Supply pump	2	32		Simplex, wire mesh With magnet
Bilge transfer pump	1	24		Simplex, wire mesh
Sludge pump	1	24		Simplex, wire mesh
S. W. strainer (for high & low sea chest)	2	Dia. 5 mm		Simplex, with stainless steel perforated plate and fabricated steel casing coated with rubber lining inside Anode for M.G.P.S. to be installed.

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TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT/CHEMICAL TANKER

7. 2. 16 TANK

Particular	No.	Cap. (m^3)	Heating coil ratio (m^2 / m^3)	Level gauge (Local)	Remark
Main L. O. sump tank	1	14	Around bell Mouth	SP FLG	
Main L. O. storage tank	1	15	-	SP CLG	
Main L. O. settling tank	1	15	0.05	SP CLG	
Cylinder oil storage tank	1	20	-	SP	
L.S. cylinder oil storage tank	1	15		CLG	
Cylinder oil measuring tank	2	0.6	-	GLG	
L.O. purifier sludge tank	1	5	0.1	SP	
F.O. purifier sludge tank	1	5			
S/T L.O tank	1	0.15	-	GLG	
S/T L.O sump tank	1	1	-	SP	
S/T FWD seal tank	1	The maker's standard			
G/E L.O sump tank	The maker's standard				
G/E L.O storage tank	1	3	-	SP CLG	
G/E L.O settling tank	1	3	-	SP CLG	
H. F. O. storage tank	4		#	SP **	Refer to sec. 0. 4. 2
L.S. H.F.O. settling tank	1	30	0.1	SP **	
H.F.O. settling tank	1	20	0.1	SP **	
L.S. H.F.O. service tank	1	30	0.05	SP **	
H.F.O. service tank	1	20	0.05	SP **	
M.G.O. storage tank	2		-	SP **	Refer to sec. 0. 4. 2

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TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT/CHEMICAL TANKER

Particular	No.	Cap. (m^3)	Heating coil ratio (m^2 / m^3)	Level gauge (Local)	Remark
NO.1 M.G.O. service tank	1	20	-	SP **	
NO.2 M.G.O. service tank	1	20	-	SP **	
Emergency G/E gas oil tank	1	1.0	-	GLG	In the em'cy generator room
Incinerator waste oil tank	1	1	0.2	Maker's standard	
Incinerator M.G.O. tank	1	0.4	-	Maker's standard	
F. O. overflow tank	1	15	0.05	SP	
Air cooler chemical cleaning tank	1	0.3	0.05	SP	
M/E scav. air box drain tank	1	0.3	-	SP	
Cooling F.W expansion tank	1	1.0	-	GLG	
Feed water filter tank	1	4	-	GLG	With an inspection chamber
Bilge holding tank	1	20	-	SP	
Oily bilge tank	1	10	0.05	SP	
Hydraulic oil tank	1	15	-	SP	
Treated sewage holding tank	1	10	-	-	In engine room double bottom
Soot collecting tank	1	1			with eductor

** : Remote level indicating in E.C.R.

Refer to section 5 Hull piping part

Level sensor for H.F.O overflow tank to be provided at LAH(30%) and LAHH(70%).

- ***M.G.O. and H.F.O. filling line arrangement as per S443/444 and 2648.***
- ***Emergency G/E gas oil tank and incinerator M.D.O. tank to be fitted with high and low level alarms with M.G.O. transfer pump auto stop device.***
- ***Emergency G/E gas oil tank to be connected to M.G.O. trans pump discharge.***
- ***M.G.O. service tank to be connected to HPU with valve for common use same as S443.***

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TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT/CHEMICAL TANKER

7. 3. TEST AND INSPECTION

7. 3. 1 SHOP TEST AND INSPECTION

The under mentioned running tests to be executed at the maker's shop to demonstrate performance of the main diesel engine, diesel generator engines and other auxiliary machinery in the presence of Buyer's representative, if attended.

The performance data to be recorded during these tests and the results to be furnished to the Buyer.

Inspections and tests for main engine and diesel generator engines to be carried out on the basis of the rules of the Classification Society and the maker's inspection standard.

For auxiliary machinery which required certificates of Classification Society, the shop test to be carried out in the presence of the surveyor of the Classification Society as far as required thereby and otherwise by the makers' own inspection schedule without attendance of the surveyors.
An EIAPP emission certificate for main engine and D/G to be issued by ship's classification society on builder's account after shop test.

HMD

1) Main Diesel Engine

(1) Load Test :

50 % Load	....	30 minutes
75 % Load	....	30 minutes
Normal rating	....	30 minutes
100 % Load	....	60 minutes
110 % Load	....	According to the Classification Society requirement

The engine brake power to be measured by the maker's hydraulic type dynamometer.

Marine diesel oil to be used during the shop test.

(2) Lowest revolution running test
About 5 minutes

(3) ECS (Engine control function) test

(4) Starting test

(5) Emergency trip test : Emergency shut down test by local emergency console will be carried out at shop

(6) Safety device test

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TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT/CHEMICAL TANKER

2) Diesel Generator Engine

(1) Load Test :

25 % Load of Generator	....	30 minutes
50 % Load of Generator	....	30 minutes
75 % Load of Generator	....	30 minutes
100 % Load of Generator	....	60 minutes
10 % Overload of Generator	....	According to the Classification Society requirement

Marine diesel oil to be used during the shop test

(2) Starting test

(3) Governor test

(4) Emergency trip test

(5) Parallel running test
(Voltage and speed regulation test, in case the parallel running test is not allowed in view of the testing facilities.)

(6) Safety device test

These tests to be carried out with the generator coupled to the engine.

3) Auxiliary/Composite boiler

Hydraulic pressure test at assembled condition as per class requirements.

4) Propeller

Survey and balance test after completion

5) Fresh water generator

Evaporation test during sea trial.

6) Pumps, starting air compressor and others
Shop test to be carried out in accordance with each maker's standard, meeting the requirement of the Regulatory Bodies.

The continuous running test at the rated load shall be carried out in accordance with the manufacturer's standards in compliance with the requirements of the Classification Society.

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TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT/CHEMICAL TANKER

7. 3. 2. OPEN INSPECTION AT SHOP

1) Main Engine

Open inspection to be carried out as below after shop test in presence of Buyer's representative, if attended.

No.	Overhaul item	Q'ty	Inspection
1	Crankshaft	1 bearing	Appearance inspection without lifting up from bedplate (main and crank pin bearing only to be dismantled)
2	Main bearing	1 bearing	Appearance inspection (upper and lower shells to be dismantled from bedplate)
3	Cylinder liner	1 cyl.	Appearance inspection of inner surface
4	Cylinder cover	1 cyl.	Appearance inspection of combustion surface (to be dismantled from engine)
5	Crosshead bearing, crank pin bearing, crosshead pin & guide shoe	1 cyl.	Appearance inspection of bearing surface
6	Piston complete	1 cyl.	Appearance inspection, (to be dismantled from engine)

In case that one full set of main engine inspection found with problem, at least one set more open for Inspection same as above for diesel engines.

2) Diesel generator engine

Open inspection to be carried out in accordance with the maker's standard overhaul check.
After sea trials a complete cylinder unit one (1) generator engine to be inspected; If damage is found all generator engines to be inspected; Same procedure will apply for Main Engine.

7. 3. 3. ON BOARD TEST

After the main diesel engine, diesel generator engines, auxiliary machinery and electrical equipment are installed onboard and relevant piping and wiring are fitted, these machines to be operated and examined to check whether their functions are satisfactory.

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TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT/CHEMICAL TANKER

7.3.4 INSPECTION

After sea trials the main engine shall be overhauled and appearance inspection shall be carried out subject to the mutual agreement between the Buyer's representative the surveyor of the Classification society and the builder as described herein.

Overhaul inspection shall be limited to one (1) particular cylinder and the cylinder to be overhauled and /or inspected shall be selected by the request of the owner's Representative and/or the surveyor of the Classification Society.

The overhaul inspection shall be carried out in accordance with the builder's standards and the engine manufacturer's standards.

If any parts are found defective the overhaul inspection, those parts shall be remedied, and necessary adjustment shall be made according to the engine manufacturer's recommendations, and one (1) additional cylinder unit shall be overhauled/inspected subject to the mutual agreement.

Items of the overhaul inspection shall be the same as those for the shop test in general.

HMD

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TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT/CHEMICAL TANKER

7.4 MAIN ENGINE

7.4.1. GENERAL

The main engine shall be in accordance with the particulars described in the section 7.2 "MACHINERY PARTICULARS" and the following description.

The construction, materials and fittings for the engine to be in accordance with the engine maker's standard and class requirements.

The bedplate to be fastened to the tanktop by hydraulic bolts and resin chocks to be fitted at each side for leveling the engine foundation as well as for taking the thrust in both directions.
The item lists deviated from MAN Diesel & Turbo original design to be submitted during plan approval stage to the Buyer for reference only.

7.4.2. FUEL OIL AND LUBRICATING OIL

1) Fuel oil

The engine and H.F.O system plant for main engine to be designed to burn heavy fuel oil of viscosity up to 700 cSt at 50 °C (7,000 sec. Redwood No.1 at 100 °F) and L.S M.G.O.

The main engine to be operated either on heavy fuel or on L.S M.G.O. oil during sea going, maneuvering and stopping modes.

The specification of heavy fuel oil which is recommended by the engine maker to be as follows :

Viscosity	(cSt @ 50 °C)	Max. 700
Specific gravity	(at 15 °C)	Max. 1.010
Flash point	(°C)	Above 60
Pour point	(°C)	Max. 30
Carbon residue	(% Mass)	Max. 20
Ash	(% Mass)	Max. 0.15
Total sediment after aging	(% Mass)	Max. 0.1
Water	(% Volume)	Max. 0.5
Sulphur	(% Mass)	Max. 3.5
Vanadium	(mg/kg)	Max. 450
Aluminium + silicon	(mg/kg)	Max. 60

2) Lubricating oil

System oil	(cSt @ 50 °C)	60-80
	(SAE)	30
Cylinder oil	(cSt @ 50 °C)	120-155
	(SAE)	40-50

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TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT/CHEMICAL TANKER

7. 4. 3 ACCESSORIES AND FITTINGS

The following accessories and fittings to be included in the main diesel engine.

1) Exhaust Gas Turbocharger

Type	MET with part load tuning by Exhaust Gas Bypass (EGB), High efficiency type
Bearing	Blower side : Plain bearing Turbine side : Plain bearing
Lubrication	External lubrication
Accessories	Water washing device for blower side, dry-cleaning equipment for turbine side T/C rotor locking device

2) Air cooler : Single stage equipped with water mist catcher
Cooling F. W. cooled
Permanent chemical cleaning system to be arranged for the air side in accordance with the maker's recommendation.

3) Auxiliary Blower
In the low power range of the main engine, the electric blowers to assist the turbocharger in order to ensure surge-free operation of the turbocharger as well as good acceleration performance.
Capacity The maker's standard.

4) Hydraulic cylinder unit (HCU)
5) ECS(Engine Control System)
6) Turning Gear

Type	Planetary gear, reversible, AC 440 V, 60 Hz, 3 phase single speed
Accessories	Remote push-button and socket outlet for portable operation, pneumatic interlocking apparatus.

7) Thrust shaft and bearing with axial vibration monitoring alarm in ECR
8) Flywheel
9) Starting valve
10) Cylinder lubricator : Alpha lubricator
11) One (1) pressure transmitter at T/C LO inlet and one (1) temperature transmitter at T/C LO outlet
12) Turbocharger cut off device (blanking device)
13) Others to be in accordance with the maker's standard.
14) One (1) set of repair kit for pneumatic maneuvering system
As per SL03-416 ROL Service MAN letter dated 2003, a water Mist catcher with drain is suggested. Also the modification of air cooler as per K190-SL30 service letter to be adopted.
15) LDCL (Load dependent cylinder liner cooling water system)
16) Fuel valve to be supplied by MDT
17) Major spare part comply with MDT Copenhagen standard
18) Bearing wear monitoring system (BWM) – (maker : Kongsberg)
19) Water in oil online monitoring (WIO)
20) Main bearing temperature sensor
21) Slow turning device
22) Dynamic Limiter Function (DLF)

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TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT/CHEMICAL TANKER

7. 5 SHAFTING AND PROPELLER

7. 5. 1 GENERAL

The shaft diameter, the propeller diameter, the number of blades and other details to be determined and designed in consideration of the main engine's torsional vibration as well as hull vibration.

Considerations to be given to the engine's rotating masses including shafting, main engine and propeller so as to be free of major stresses due to torsional vibration in the normal operating and maneuvering range.

A barred speed range with automatic quick by-pass arrangement to be allowed complying with the requirement of the Classification Society.

7. 5. 2. INTERMEDIATE SHAFT

The diameter of the intermediate shaft to be designed based on the requirements of the Classification Society and other design factors, and to be increased by 5mm in way of the shaft bearing.

The shaft to be of forged steel and to be provided with integral flanges at both ends.

A earth grounding device to be fitted on intermediate shaft with silver alloy band to be provided to electrically connect the shafting to the hull for the reduction of voltage difference between them.

The shaft grounding device to be in compliance with MAN SL08-498/AAB and according to MAN specification No 0792182-1

A shaft / hull mili-voltmeter to be furnished to check that the shaft is properly grounded.

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TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT/CHEMICAL TANKER

7. 5. 3. PROPELLER SHAFT

The propeller shaft to be designed in accordance with the requirements of the Classification Society.

The shaft to be of forged steel with an integral flange at the fore end.

The aft end of the propeller shaft to be prepared for fitting the keyless propeller and hydraulic nut.

The propeller shaft to be terminated in a left hand thread consistent with a hydraulic nut.

Removal of the propeller shaft from the vessel to be designed that it can be done through a temporary opening cut in the shell plating and the location to be clearly marked.

Tail shaft monitoring system to be provided with ***two(2) sensors for aft and forward bearing (one(1) set for replaceable temperature sensor, one(1)set for spare sensor)***

7. 5. 4 INTERMEDIATE SHAFT BEARING

HMD

Self-lubricating shaft bearing to be furnished to support the intermediate shaft.

The shaft bearing to consist of two sections, a lower half of cast iron construction with white metal lining and an upper half of cast iron.
An opening with a cover to be provided on the upper section for inspection and oil filling.

The lower section to be provided with an oil reservoir, an oil drain connection, cooling water connections, an oil level gauge and drain plug.

The bearing to be securely fastened up to the seat.

7. 5. 5 STERN TUBE AND BUSH

The stern tube to be of welded steel plate which is welded to the ship's stern frame boss forming a part of hull structure.

The split type distance ring to be provided.

The aft stern tube bush to be of cast iron with a lining of white metal having a length consistent with a suitable bearing load.

The wear-down measuring gauge to be provided to measure the variation in the clearance between the stern tube bush and the propeller shaft.

The stern tube bearing to be provided with one sensor for aft bush bearing, in full

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TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT/CHEMICAL TANKER

compliance with Classification Society Rules.

One (1) spare sensor to be provided in accordance with the requirements of Classification Society.

The stern tube bearing to be installed by push-up force.

7. 5. 6 COUPLING BOLT AND NUT

Forged steel plain type reamer bolts and nuts to be used for flange coupling between the main engine / intermediate shaft and between the intermediate shaft /propeller shaft.

7. 5. 7 STERN TUBE SEAL

The seals to be air seal type and to be of the elastomeric lip type incorporating synthetic rubber sealing rings.

The aft seal casing to be designed to allow replacement of the sealing rings without disconnecting the shafting or propeller.

The forward casing material to be of cast iron and ***aft seal casing materials to be of bronze.***

HMD

The forward seal liner to be made of special cast iron and the aft seal liner of chrome steel.

The sealing ring materials to be in accordance with the maker's standard.

The lubrication system to be designed according to the maker's standard and air supply unit, which regulate pressure of the seal chamber, to be provided.

A small sealing oil tank to be fitted for the forward seal and the temperature to be kept at an acceptable level.

Statement to be provided for no oil - water interface by the Classification Society.

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TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT/CHEMICAL TANKER

7. 5. 8 PROPELLER

The direction of rotation to be clockwise viewed from the aft when running ahead.

The propeller to be designed in conjunction with analysis of propulsion efficiency, cavitation and the extent of vibration to the hull's superstructure and machinery.

The keyless propeller to be attached to the cone part of the propeller shaft which has the taper of about 1/20 and to be secured by the hydraulic nut.

Oil grooves to be provided on the inner surface of the taper bore of the propeller for fitting and removal.

Calculation for fitting of propeller to the shaft is to be carried out in accordance with the requirements of the Classification society.

The propeller cap to be bolted to the hub, and its interior to be filled with suitable rust preventative materials.

After finishing according to ISO class 1, the propeller to be statically tested according to the maker's standard method.

A steel rope guard to be provided between the stern frame boss and the propeller hub around the propeller shaft, and it to be welded to the stern frame boss.

The propeller pitch to be designed so as to absorb NCR power at NCR RPM with ***about 5 % margin at design draft***, in calm sea and with clean hull bottom condition.

A net cutter to be provided.

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7. 6. STEAM PLANT

7. 6. 1. GENERAL

The capacity of the auxiliary boiler to be so decided as it can supply steam required for general service at their required load.

The exhaust gas section of the composite boiler to be so designed that the saturated steam of rated capacity can be produced when the main engine is developing at NCR under ISO reference condition.

Feed water temperature inlet to boiler drum to be calculated at a maximum of 60°C.

Provision shall be made for the steam heating with auto temperature control of the feed water tank to maintain a temperature 80°C.

The construction, materials, accessories, spare and tools to be in accordance with maker's standard practice.

7. 6. 2 AUXILIARY BOILER AND COMPOSITE BOILER

1) General

The boiler to be of vertical, cylindrical and to be designed to burn heavy fuel oil with a viscosity up to 700 cSt at 50 °C and marine gas oil of viscosity 2 cSt in accordance with MARPOL ANNEX VI and reg 14, EU directive 2005/33/EC and California Air Resource board. Marine notice 2009-1/2/3.

However, marine diesel oil to be used at cold start condition.

The oil burner to be automatically regulated depending on steam pressure.

A boiler water test kit for measuring PH-value to be provided with a boiler water sampling cooler.
Automatic feed water control system to be provided.

One (1) set of chemical dosing unit to be provided.

Auto running soot blower for aux. boiler to be provided

Fresh water hose connection to be provided adjacent to boiler for water washing.

2) Fittings and Accessories
Fittings and accessories to be of the maker's standard.

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7.7 ELECTRIC POWER PLANT

7.7.1 AUX. DIESEL GENERATOR ENGINE

1) General

The diesel generator engine to be of four (4) stroke, trunk piston type equipped with turbocharger and resilient mountings.

The diesel generator engines to be operated on heavy fuel oil and marine diesel oil.

Marine diesel oil to be used at start and low load conditions in accordance with the maker's recommendation.

Diesel generator engines to be able to run continuously on Low Suphur Marine Gas Oil of viscosity 2cSt @ 40°C as per EU Directive 2005/33 EC at rated power.

Compressed air to be used for starting of the diesel generator engine.

The cylinder jackets, air cooler and lubricating oil cooler to be cooled by fresh water.

The governor to control the diesel engine speed to be within the requirements of the Classification Society and Authority.

2) Accessories and Fittings (for one diesel generator engine)

Cooling fresh water pump (if fitted)	Centrifugal type	1 set
Lubricating oil pump	Gear type	1 set
Fuel injection pump	The maker's standard	1 set
Turbocharger	The maker's standard	1 set
Silencer		1 set
Air cooler	The maker's standard	1 set
Priming lub. oil pump	The maker's standard	1 set
Lubricating oil cooler	The maker's standard	1 set
Governor	The maker's standard	1 set
Fuel oil pump (if fitted)	Gear type	1 set
L. O. filter	The maker's standard	1 set
Tachometer for engine		1 set
Centrifugal type by-pass filter		1 set
G/E nozzle tester (makers standard, per ship)		1 set
Scavenge air in/out local pressure gauge		1 set

7.7.2 EMERGENCY DIESEL GENERATOR ENGINE

The emergency diesel generator engine to be radiator cooled type.
The engine to be started by the electric storage battery primarily and the second starting method according to the maker's standard.

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TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT/CHEMICAL TANKER

7. 8 AUXILIARY MACHINERY

7. 8. 1 AIR COMPRESSOR

1) Main air compressor

Positive displacement, two (2) or three (3) stage, electric motor driven, direct coupled air compressor to be installed with automatic start / stop devices at preset pressures. ***Class certificate to be provided.***

Cooling	Fresh water or air
Lubricating	Self-contained lubricating system.

Accessories :

Intercooler
Aftercooler
L. O. system according to the maker's standard
Unloading device for starting
Air and L.O. pressure gauges
Drain chamber with a drain valve
Automatic drain trap
Safety trip device for low L.O. pressure
Alarm device for discharge air high temperature
Air suction filter
Air outlet non return valve
Air safety valve

2) Working air compressor

Screw, air cooled, electric motor driven compressor to be installed with automatic start / stop devices at preset pressures.

3) Emergency air compressor

Two (2) stage, air cooled, electric motor driven compressor to be installed. ***Class certificate to be provided.***

HMD

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TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT/CHEMICAL TANKER

7. 8. 2 AIR RESERVOIR

Main Air Reservoir / Auxiliary Air Reservoir / Working Air Reservoir

The main, auxiliary and working air reservoir to be of the cylindrical welded steel construction and the inside of the air reservoir to be coated with epoxy.

The total capacity of main air reservoirs to be sufficient to meet the requirements of the Classification Society. ***Class certificate to be provided.***

Accessories :

1 - Relief valve
1 - Charging valve
1 - Main stop valve
1 - Auxiliary stop valve (only for main air reservoir)
1 - Manhole cover or hand hole
1 - Pressure gauge
1 - Drain valve ***(auto trap type with by-pass valve)***

HMD

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TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT/CHEMICAL TANKER

7. 8. 3 MOTOR DRIVEN CENTRIFUGAL PUMP

The electric motor for each pump to have sufficient power for the entire discharge range of the pump.

Horizontal type pump and motor to be mounted on a common bedplate.

Centrifugal pump to be fitted with mechanical seal except deepwell type centrifugal pump and vacuum pump which are provided with the seal according to the maker's standard.

Stuffing boxes of pumps required to operate under suction vacuum to be arranged for water sealing.

Pumps to be fitted with suction and discharge pressure gauges with a root cock.

The self priming type pump to be provided with the air ejector type self priming unit attached on the pump body or hull part as loose part.

Pump casings, except for small size pumps and specially constructed type pumps, to be so constructed that the rotating members may be overhauled for inspection or replacement without disconnection the attached pipe and the electric motor may be taken off according to the maker's standard.
Each impeller to be dynamically balanced.

Each pump to be provided with suction and discharge valves.

Wear ring and sleeve to be provided as required by the maker's standard.

HMD

Materials :

Sea Water pump ;	
Casing	Cast bronze
Impeller	***SUS316 (all sea water pump in engine room)***
Shaft	Stainless steel
Fresh water pump :	
Casing	Cast iron
Impeller	Bronze or phosphor bronze
Shaft	Stainless steel
Main L. O. pump ;	
Casing	Cast iron
Impeller	Bronze or phosphor bronze
Shaft	Carbon steel
Boiler feed water pump ;	
Casing	Cast iron
Impeller	Stainless steel
Shaft	Stainless steel

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TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT/CHEMICAL TANKER

7. 8. 4 POSITIVE DISPLACEMENT PUMP

The bearing to be internally placed in the pump casing and to be lubricated according to the maker's standard.

The pumps to be provided with built-in safety valve or by-pass valve to prot ect the pump and electric motor against the excessive pressure.

Mechanical seal of screw pumps to be suitable for high temperature a bout 150°C.

Each pump to be provided with suction and discharge valves.

Materials :

Gear pump

Casing	Cast iron or ductile cast iron
Gear and shaft	Carbon steel
Sealing	Mechanical seal

Screw pump

Casing	Cast iron or ductile cast iron
Power rotor	Carbon steel
Idle rotor	Carbon steel or cast iron
Sealing	Mechanical seal

HMD

Mono pump

Casing	Cast iron
Power rotor & shaft	Stainless steel
Plunger stator	Synthetic rubber
Seal	Gland packing

7. 8. 5. OTHER PUMPS

The construction, materials and design for other pumps which are not mentioned in these Specifications to be in accordance with the maker's standard.

Each pump to be provided with suction and discharge valves.

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TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT/CHEMICAL TANKER

7. 8. 6 OIL PURIFIER

1) General

Each purifier to be provided with an independent and thermostatically controlled steam heater.

2) Heavy fuel oil purifier

One (1) for working and the other for stand-by.
One (1) of H.F.O. purifier to be arranged for purifying M.G.O.

3) Lubrication Oil Purifier

One (1) set to be used for main engine and one (1) set to be used for generator engines.

7. 8. 7 ENGINE ROOM VENTILATION FAN

The fans to be of the vertical and axial flow.

The fan impeller and driving motor to be incorporated in the fan casing.

HMD

The total supply capacity of ventilation fans to be determined based on the amount of air consumed by the main engine running at its MCR taking the air consumption of a generator engine, an auxiliary boiler and incinerator into consideration.

The fan capacity to be calculated based on ISO 8861. Additional air flow to be considered for electric equipment and mainly for the main alternators.
"Key plan of vent duct in engine room" to be submitted for approval.

Materials :

Casing	Steel plate
Impeller	Aluminum alloy

The E/R supply fans to be arranged in two (2) fan rooms with an enterance door taking into consideration and care to avoid making a suction of water from fan louvers.

Fan louver to be of non-corroding material (SUS 316L) and self-draining so that water drops are not left along the length of the louver.

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TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT/CHEMICAL TANKER

7. 8. 8 HEAT EXCHANGER

1) General

Shell and tube type or plate type heat exchanger to be provided for cooler, condenser and M/E jacket preheater.

The heat exchanger to be provided with adequate support for securing to the foundations.
The support of heat exchanger to be independent of attached piping.

Heat exchanger to be provided with pressure and temperature gauge on inlet / outlet pipes.

2) Cooler and Condenser

The tubes to be expanded into the tube plates at both end of the tubes.

An expansion joint to be provided on the shell for relieving the thermal expansion between the tubes and shell.

The cooling fluid to pass through the tubes and the cooled fluid to flow outside of the tubes.

The heat exchangers to be provided with glass tube thermometers at the inlet and outlet of both fluids, an air vent cock, a drain cock, a chemical cleaning connection and a boiling steam connection.

Materials :

Tube	Aluminum brass
Tube plate	Carbon steel
Shell	Steel plate or steel pipe
Water box and cover	Cast iron or steel plate (coated inside with epoxy)

HMD

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TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT/CHEMICAL TANKER

3) Plate type cooler

Materials :

Plate	: Titanium (F. W. cooled coolers to be of stainless steel plates (SUS 316L) except M.G.O cooler for Aux. boiler and Comp. boiler
Frame	: Mild steel
Inlet and outlet nozzle	: Mild steel with coating or lining according to the maker's standard for application.

Inline filter to be fitted on S.W side of central F.W coolers.

Chemical cleaning connection to be provided at F.W side of central F.W coolers, H.T.F.W cooler, main L.O cooler.

4) M / E jacket cooling F. W. heater

The heating steam to pass through the tubes and the M/E jacket cooling F.W. to flow outside of the tubes.

Material :

Tube	Carbon steel pipe
Shell	Carbon steel pipe or steel plate
Others	The maker's standard

HMD

5) Oil heater

The oil heater to be provided for heating fuel oil and lubricating oil.

Oil heaters to be of bare tube type or surface extended type.

The heater to be provided with glass tube thermometers at inlet and outlet of heated fluid, an air vent cock and a drain cock.

Material :

Tube	Carbon steel pipe
Shell	Carbon steel pipe or steel plate
Others	The maker's standard

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TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT/CHEMICAL TANKER

7. 8. 9 FRESH WATER GENERATOR

The fresh water generator to consist of evaporating chamber, condensing chamber, ejector pump, distillate pump, salinity indicator, brine/air ejector, and other accessories.

The jacket cooling water to be designed so as to produce the rated capacity of F.W. when main engine is running at NCR.

The sea water supplied by ejector pump to be delivered to ejector for taking out the brine and air.

The system for cooling of condensing chamber and feeding of evaporating chamber to be arranged in accordance with the maker's standard.

Sufficient vacuum to be maintained inside the evaporation chamber by means of the brine/air ejector.

Salinity of the distillate not to exceed 10 PPM, which to be monitored by a salinity control unit.

On sensing an excessive salt content, the fresh water outflow to be automatically diverted to the bilge or returned to the evaporating chamber by a dump valve.

Fresh water from the FW tank (s) to be led to catering spaces, sinks, wash basins, showers, water closets, hot water system, drinking water fountains, etc. through the hydrophore unit, mineralizer and sterilizer.

Main Engine to be tested during sea trial for one(1) hour without operation of fresh water generator in order to confirm that the jacket cooler capacity is sufficient for dissipating of main engine heat produced.

7. 8. 10 INCINERATOR

The incinerator to be of approved type by the national authorities under IMO resolution MEPC 244 (66).

The incinerator to be a steel frame enclosing a combustion chamber and insulated on the outside.

Sludge oil and solid waste can be burnt simultaneously.

The incinerator to be equipped with a door for loading garbage/discharging ash and an inspection hole.
The solid waste can be loaded while in operation.
Mill pump to be provided having same function with agitator in accordance with Maker's standard.

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TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT/CHEMICAL TANKER

7. 8. 11 F.W. SUPPLY UNIT

1) Sterilizer / Mineralizer

An Ultraviolet type sterilizer and a dolomite type mineralizer for water hardening to be furnished downstream of the hydrophore unit in order to produce safe and disinfected water from the fresh water tank.

2) Calorifier

The calorifier heated by steam and electricity (for emergency use) to be provided in order to supply hot water to the accommodation.

The unit to consist of vertical cylindrical body, one (1) electrical motor driven centrifugal pump, a steam heating coil, an electric heating element, insulation and other accessories.

Materials :

Body	Stainless steel
Steam coil	Copper or stainless steel
Electric heater	Stainless steel

3) Hydrophore unit

The fresh water hydrophore unit to be provided to supply fresh water for the domestic, sanitary and engine room service.

The unit to consist of a hydro-pneumatic pressure tank and electric motor driven centrifugal supply pump mounted on the pressure tank.

The supply pumps to start and stop automatically at the preset pressure.

Accessories :

Supply pump	2 sets
Charge air valve	1 set
Water level gauge	1 set
Pressure switch	1 set
Safety valve	1 set
Drain valve	1 set
Cleaning hole	1 set

Materials :

Tank	Steel with pure epoxy coating
Others	The maker's standard

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TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT/CHEMICAL TANKER

7. 8. 12 MARINE GROWTH PREVENTING SYSTEM

A marine growth preventing system to be provided to prevent the marine organism from adhering to the interior of sea water cooling system.

7. 8. 13 SEWAGE TREATMENT PLANT

The sewage treatment plant to be of approved type by the national authorities under IMO resolution MEPC 227 (64).

Biological type of sewage treatment plant to be provided in the engine room.

The sewage treatment plant to be fitted with one (1) discharge pump and one (1) blower according to the maker's standard.

Shower space, bath tub and galley drain with a grease trap to be led directly overboard or treated sewage holding tank.

7. 8. 14 OILY BILGE SEPARATOR

HMD

The oily bilge separator to be of approved type by the national authorities under IMO resolution MEPC 107 (49).

The oily bilge separator must be capable of separating the oil from the emulsion to produce an effluent with an oil content not exceeding 15 ppm.

The 15 ppm bilge alarm should record date, time and alarm status, and operating status of the oily bilge separator.

Materials :

Shell	Steel plate (coated inside with anti-corrosive paint)
Filter	The maker's standard

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TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT/CHEMICAL TANKER

7. 9 MISCELLANEOUS

7. 9. 1 FLOORS, GRATINGS AND LADDERS

Platforms, gratings and ladders to be provided for access, operation and repair of the machinery and other apparatus.

The checkered plates to be arranged in the lower floor in the engine room around the main engine and on the walkway for access to other machinery.

The checkered plate to be 2.3 ~ 4.5 mm thick, max. 800 x 1,200 mm plates, supported by steel angle frames, and fixed by count sunk bolt (M8) to steel angle frame.

The checkered plate or open gratings to be used around auxiliary boiler, composite boiler, passage way in casing and funnel.

Open grating to be of fabricated galvanized steel and supported by steel angle frames.

A hinged hand hole cover to be provided on the floor plate for operating valves and strainers.

HMD

The name plate to be provided on valve hand wheel.

The main access grating and ladder to have a width of about 600 mm and about 55 degrees slope in general.

The ladders to be provided with a non-slip type tread and hand rails.

The main ladder to be provided with a dust plate at the under side if there is a passage under the main ladder.

A vertical ladder to be provided for the space other than main passage way.

The hand rails to be of steel pipes painted same as surrounding color.

The stanchion to be of steel pipe for inclined ladders and flat bar for vertical ladders.

A portable ladder of aluminium alloy (folding type) to be provided for emergency access for engine room crane and maintenance work in the engine room.

A vacuum toilet to be fitted in the engine room close to the engine control room.

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TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT/CHEMICAL TANKER

7. 9. 2 SEA CHESTS

One (1) low and one (1) high sea chest to be provided with aluminum anodes of five (5) years life time.

The sea chests to be of welded steel construction with removable stainless steel (SUS 316L) grids with a clear area of at least two (2) times the cross over area of the sea valve.

The grids to be secured with stainless steel (SUS 316) bolts and nuts and to be fastened so that no part extends past the shell plate.

Each sea chest in engine room to be provided with a steam blowing connection.

Each sea chest to be provided with vent and drain holes on the top and bottom side respectively.

7. 9. 3 SEA OVERBOARD

The sea overboard connections to be steel pipe or fabricated steel plate of suitable thickness in accordance with the requirements of the Classification Society.

HMD

The discharge valves to be attached to the shell plate under the light load water line in principle.

Overboard discharge connections to be avoided in and around the lifeboat area and the accommodation ladder.

7. 9. 4 UPTAKES AND FUNNEL

1) Diesel Engine Exhaust Gas Uptake

The exhaust gas uptake from the main engine exhaust gas turbocharger to be led to the atmosphere through the exhaust gas section of composite boiler for recovering the waste heat from main engine exhaust gas.

The diesel generator engine and H.P.U. driven engine exhaust gas uptake to be led from engine to the atmosphere through the silencer.

Bellows type expansion joint of stainless steel to be provided on the exhaust gas uptake of the engines.

The exhaust gas uptake to be supported from the ship's structure.

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TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT/CHEMICAL TANKER

2) Auxiliary/Composite Boiler and Inert Gas Generator Uptake

The Auxiliary/Composite boiler and I. G. generator uptake to be led from the boiler and I. G. generator to the atmosphere respectively.

Bellows type expansion joint of stainless steel to be provided on the boiler exhaust gas and inert gas generator uptake.

3) Incinerator Uptake

The waste oil incinerator uptake to be led from the incinerator to the atmosphere.

Bellows type expansion joint of stainless steel to be provided on the exhaust gas uptake.

4) Funnel

A funnel of suitable height and ample size for the pipes and access to be provided as shown in the General Arrangement Plan.

The funnel to be kept weather-tight by horizontal weather shield with access hatch.
The drain from the weather shield to be led to the weather scupper.

Oil mist from the engine crank case to be led to the atmosphere through a mist chamber.

The drain pipe from the mist chamber to be led to the oily bilge tank.

The oil mist chamber to be made of steel pipe or fabricated steel plate.

An access door to be provided.

The funnel top plate to be sloped aft in order to assist drainage.
The thickness of the funnel top plating to be 3 mm above the minimum Class Requirements.

Funnel to have top roof with coamings around pipes and uptakes with suitable gravity drains to prevent water ingress in the engine room.

Exhaust gas pipes shall have 60 degree bends at funnel top.

An access door for E/R casing on upper deck to be provided.

Spark arrestor to be provided for followings (total 7sets) same as H.2648.
1) M/E, 2) G/Es, 3) Aux. boiler, 4) Comp. boiler, 5) Incinerator

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TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT/CHEMICAL TANKER

7. 9. 5 VENTILATION

The machinery space to be ventilated by mechanical ventilating system.

The ventilating fan to supply fresh air to the operating station and other necessary places in the engine room through air ducts.

The air ducts to be of fabricated and painted steel plate for main lines and branch lines.

Ventilation ducts for main lines to be rectangular type made of steel plate with paint of 2.3 mm thickness as per builder practice and for branch lines to be of spiral type made of galvalume plate (1.0-1.2 mm). Galvalume plate of thickness 1.0 mm for size 500 mm (ND) and below and 1.2 mm for size 550 mm and above up to 950 mm.

The height of the vent ducts to be approx. 2,100 mm from the passage as far as practicable.

The mean air velocity to be about 8 m/sec. at the outlet of each branch duct, as far as practicable.

The exhaust air from the engine room to be led to the atmosphere through an opening at the rear wall of the funnel.

The exhaust air opening and fresh air intakes to be provided with pneumatic type emergency shut-off dampers from the outside of the engine room.

Purifier room air to be extracted through independent duct.

Welding area air to be extracted through an wall mounting type fan toward E/R without independent duct.

A fresh air outlet from the engine room ventilation system to be fitted in close proximity to the Main engine and each G/E turbo charger air intake.

7. 9. 6 WORKSHOP

A workshop to be arranged in the engine room.

The workshop to be isolated by a steel wall on the side facing in the machinery space.

The machine tools and equipment as listed in the paragraph 7.2.12 to be efficiently arranged in the workshop and also a tool board, a tool locker.

Oxygen and acetylene bottles for gas welder to be arranged in suitable place on upper deck with weather protection and two permanent piping for these to be led to the workshop through a regulating valve and pressure gauge.

A dedicated electrician working bench shall be provided in the ECR transformer room.

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TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT/CHEMICAL TANKER

7. 9. 7 WELDING AREA

A welding area to be provided in the workshop with fire proof curtain surrounding it.

7. 9. 8 STORE ROOM

A store room to be arranged adjacent to the workshop where possible in the engine room.

The store room to be isolated by a fenced wall on the side facing the machinery space.

The fence to be of steel plate 1,000 mm in height at the lower end and wire net at the remaining upper part and to be provided with an entrance door with a lock.

Shelves to be provided in the store room for storing spare parts, tools and general equipment.

The shelf frames to be steel angle assembled type, and the shelves to be of fabricated steel.

Boxes for spare parts and tools to be of steel construction and as provided by the maker's standard of the subject equipment.

HMD

7. 9. 9 PURIFIER ROOM

A welded steel construction purifier room to be provided with two (2) doors in the engine room with self closing devices.

Purifier room to be provided with independent mechanical exhaust ven tilation, fire detector and fixed fire extinguishing system as per applica ble SOLAS Regulations.

The following auxiliaries to be arranged in the room as far as practicable.

- H.F.O. purifier and heater
- Main L.O. purifier and heater
- M/E & G/E F.O. circulating pump
- M/E & G/E F.O. auto. back-flushing filter
- M/E & G/E F.O. heater

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TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT/CHEMICAL TANKER

7. 9. 10 TANKS

The tanks of large capacity to be, in general, integral with the hull construction while small sized tanks to be independent from the hull.

The tanks to be of welded construction made of steel plate.

Each tank to be equipped with necessary fittings, such as a sounding device, air vent, manhole or handhole, overflow and draining device also to be fitted where applicable.

The size of the air vent and overflow to be in accordance with the requirements of the Classification Society.

7. 9. 11 LIFTING GEAR

1) Main Engine

Overhead crane to be installed above the main engine and to be supported by two (2) side-rail laid across fore and aft the engine room.
End stoppers to be provided to prevent over travelling.

The overhead crane to be able to reach heavy spare parts stored in the vicinity of the main engine.

Hoisting	Electric motor driven (two speed)
Traveling	Electric motor driven
Transversing	Electric motor driven

2) Each aux. diesel generator engine

- Fixed I-beam and plain trolley to be provided for overhaul.

3) Shafting

Fixed I-beam and two (2) geared trolley to be provided for withdrawing the propeller shaft outboard.

4) Purifier

Fixed I-beam and a plain trolley to be provided for overhaul of the purifier.

5) Workshop and Store room

Fixed I-beam and a plain trolley to be arranged for workshop and store room.

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TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT/CHEMICAL TANKER

6) H.T.C.F.W pumps, L.T.C.F.W pumps, lathe, main air compressors and working air compressor

Fixed I-beam and a plain trolley to be provided for overhaul of each equipment

7) Other Machinery

Chain blocks, shackles, beam clamps to be furnished in accordance with the section "7.11.3 Engineer's General Tools and Equipment" and stored in the store room.

Eye-plate to be suitably fitted for rotor of generators, motors, pumps, heat exchangers and heavy strainers about 60 kg and above.

M/E overhead crane and all beams and trolleys to be marked with the SWL as appropriate.
Cooling S.W. pumps in floor level (FWD side) : Fixed I-beam and a plain trolley to be provided for overhaul electric motors
Lifting eye to be provided above each alternator able to carry the weight of whole alternator unit – SWL to be marked by means of welding bead.

An bolted type hatch for removal of each part of boiler forced draft fan and I.G.G. blowers to be provided.

HMD

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TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT/CHEMICAL TANKER

7. 9. 12 COLOUR SCHEME OF EQUIPMENT

The colour of finished coat for machinery external surface to be in accordance with the followings.

(A) Main Engine : Munsell No. 7.5 BG 7/2
(B) Aux. Generator Engine (including generator)
: ***Munsell No. 7.5 BG 7/2***
(C) Steam generating plant, Incinerator and Oil Heater : Maker's standard
(D) Air Reservoir : White
(E) Electric equipment such as motor and panel for machinery
: Maker's standard
(F) Other machinery : Maker's standard

7. 10 INSULATION

1) General

The surface having normal operating temperatures above 60 °C to be insulated where required, for maintaining internal fluid temperature and for personal protection.

Insulation of machinery such as diesel engine, auxiliary boiler, composite boiler, incinerator, heater and calorifier to be in accordance with each maker's standard practice.

Wherever insulated piping contains flanges, fittings and valves, the ends of the insulation to be suitably terminated to permit free removal of bolts and to allow for movement of the pipe on its hangers.

Insulation materials for vertical exhaust gas uptakes to be fastened on suitable stoppers (protecting rings) which are directly welded on the uptakes.

Exhaust gas uptakes in the funnel to be insulated up to about 2,100 MM in height at the bottom of funnel.

Steam safety valve discharge to the atmosphere and open drain piping to be insulated only where it is necessary for protection of personnel.

H.F.O. lines except H.F.O. filling, drain, over flow and air vent lines to be steam traced with insulation.

Tanks and pipes below the floor not to be insulated, in principle, except where it is necessary for protection of personnel.

The fire insulation to be provided where required by Rule & Regulation with either mineral wool insulation or E-glass insulation.

To protect the fire accident, anti-splash tape will be provided on the flange joint above the electric panel and near the fire ignition source.

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TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT/CHEMICAL TANKER

2) Insulation of Exhaust Gas Uptake

No.	Description	Dimension	Material	Remark
1	E-glass fiber pipe cover needle mat	40 mm (THK) (Density # 200)	E-Glass fiber with glass cloth and Al-foil	
2	Mattress (E-Glass fiber)	40 mm (THK) (Density #165 & above)	E-Glass fiber with glass cloth and Al-foil	For flange and expansion joint
3	Band/Seal	0.5 mm (THK) x 12 mm(WD)	SUS304	600A & below
		0.5 mm (THK) x 19 mm(WD)		650A & above
4	Self adhesive tape		Al-foil	

1. Main engine
2. Auxiliary boiler / Composite boiler
3. Diesel generator engine & H.P.U. engine
4. Incinerator

HMD

3) Insulation of General Piping in E/R

No.	Description	Dimension	Material	Remark
1	Mineral wool cover	30 mm (THK)	Mineral wool	25 A & above (for pipe)
2	Steel wire	#18	SWRM	
3	Bond		Non-flammable	
4	Glass cloth with Al-foil	0.12 mm (THK)	Glass Cloth with Al-foil	
5	Tape	0.12 mm (THK) x 70 mm (WD)	Glass Cloth with Al-foil	For elbow
6	Glass yarn	Dia.0.8 mm	Glass	
7	Steel hook	1.0 mm (THK)	SS 400	

The valves and flanges of 25A and above for the steam pipe in engine room and insulated pipes in the purifier room to be lagged with mineral wool felt (25 mm thickness).

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4) Covering for Sweat Prevention
Cold fresh water and sea water running above electrical equipment

No.	Description	Dimension	Material	Remark
1	Canvas	0.5 mm t	Cotton	
2	Bond		Non-flammable	

5) Others
(1) Steam safety valve discharge to atmosphere and open drain.
(2) 20 A & below pipe need for insulation.

No.	Description	Dimension	Material	Remark
1	Glass cloth	0.51 mm t	Glass	
2	Bond		Non-flammable	

6) Insulation of Tanks

1. H.F.O. service tank
2. H.F.O. settling tank
3. Feed filter tank with an inspection chamber
4. Incinerator waste oil tank

For the H.F.O. service / settling tank, the walls faced to engine room area only to be insulated by E-glass fiber and to be covered with Glass cloth with aluminium foil coated fiber glass cloth up to about 2,000 mm in height from bottom deck. The remaining upper part to be insulated by mineral wool and to be covered with aluminium foil coated fiber glass cloth.

H.F.O. storage tanks not to be insulated.

No.	Description	Dimension	Material	Remark
1	E-glass	20 mm (THK)	E-glass fiber	Up to 2,000 mm
	Mineral wool	25 mm (THK)	Mineral wool	Above 2,000 mm
2	Glass cloth with AL-foil	0.12 mm (THK)	Glass cloth with AL-foil	

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7. 11 SPARE PARTS, ACCESSORIES AND TOOLS

7. 11. 1 SPARE PARTS AND ACCESSORIES

Spare parts and accessories to be stowed in the store room or engine room. Suitable rust preventive coatings to be applied where necessary.

7. 11. 2 TOOLS

The following tools to be provided for the stated machinery.

1) Main Engine, shaft and propeller as per the maker's standard.

2) Aux. diesel generator engine, auxiliary boiler, air compressor and other machineries.

Tools to be supplied in accordance with the maker's standard.

HMD

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TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT/CHEMICAL TANKER

7. 11. 3 ENGINEER'S GENERAL TOOLS AND EQUIPMENTS

1. MEASURING TOOLS

	Name	Size	Mat'l	Q'ty	Remarks
1.1	Dial gauge with magnetic holder	Scale 10 mm Min. scale 0.01 mm		1	
1.2	Micrometer (outside)	0 - 25 mm		1	
1.3	Vernier caliper	300 mm		1	
1.4	Toscan	300 mm		1	
1.5	Marking scribers	200 mm		2	
1.6	Thickness gauge	75 mm 0.03-1.01		1	
1.7	Outside caliper	300 mm		1	
1.8	Inside caliper	300 mm		1	
1.9	Spring divider	200 mm		1	
1.10	Steel rule	300 mm		1	
1.11	Steel measuring tape	20 m		1	
1.12	Oil gauging steel tape	30 m		1	
1.13	Hand tachometer	10,000 RPM		1	
1.14	Thermometer with holder	100 °C		1	For sea water
1.15	Thermometer with case	100°C 500°C		Each 5 Total 10	

HMD

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TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT/CHEMICAL TANKER

2 CUTTING TOOLS

	Name	Size	Mat'l	Q'ty	Remarks
2.1	Electric drill with chuck	13 mm		1	AC 220 V,1 Ph
2.2	Straight shank drills	3 - 13 mm		Each 2 Total 22	By 1 mm
2.3	Dies & taps with handle	M4-24		1	M4, M6, M8, M10, M12, M16, M20, M24
2.4	Hack saw frame and hack saw	300 mm	H.S.S.	Frame1 Saw 12	
2.5	File with handle (Shape : triangle, round, flat and half round)	300 mm	Carbon	Each 1 Total 12	Rough, medium Fine
2.6	Assorted file	200 mm Steel	Carbon	1 Set	8 assorted
2.7	File brush	200 mm	Steel	1	Wire & wood
2.8	Wet stone with base	150 x 50 x 25	Grind	1	Rough Stone
2.9	Oil stone with base	150 x 50 x 25		1	Medium
2.10	Electric grinder with stone	100 mm	Stone	1	AC 220 V, 1 Ph
2.11	Air grinder with stone	65 mm	Stone	1	7 K air

HMD

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TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT/CHEMICAL TANKER

3. WORKING TOOLS

	Name	Size	Mat'l	Q'ty	Remarks
3.1	Single spanner	17 mm, 19, 22, 24, 27, 30, 32, 36, 46,54	Forged steel SF50	Each 1 Total 10	
3.2	Double spanner	17 x 19 24 x 27 30 x 32 32 x 36 46 x 55	Forged steel SF 50	Each 1 Total 5	
3.3	Box spanner	19 mm, 24, 30, 32	Forged steel SF 50	Each 1 Total 4	
3.4	Ring spanner	14 x 17 mm 19 x 21 24 x 26		Each 1 Total 3	
3.5	Monkey wrench	200 mm 300 mm	SCM3	Each 1 Total 2	
3.6	Pipe wrench	300 mm 600 mm	SCM3	Each 1 Total 2	
3.7	Screw driver (Head type : "-")	50 mm 100 mm 150 mm		Each 1 Total 3	
3.8	Screw driver (Head type : "+")	75 mm 100 mm 150 mm 200 mm		Each 1 Total 4	
3.9	Cutting pliers	150 mm 200 mm	Carbon Steel	Each 1 Total 2	

HMD

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TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT/CHEMICAL TANKER

	Name	Size	Mat'l	Q'ty	Remarks
3.10	Hand hammer	0.45 kg 0.9 kg	Carbon steel	Each 1 Total 2	
3.11	Testing hammer	0.34 kg		1	
3.12	Plastic hammer	0.91 kg		1	
3.13	Lead hammer	2.0 kg	Lead	1	
3.14	Wood hammer	Dia.70 x 150	Wood	1	
3.15	Scraper (Shaper : straight and angle)	250 450	Carbon steel	Each 1 Total 4	
3.16	Scraper bar	900		1	
3.17	Center punch	125	Alloy steel	1	
3.18	Cutting punch	10,12,15 19, 23	Alloy steel	Each 1 Total 5	
3.19	Punch table	300 x 500 x 500	Wood	1	
3.20	Packing shears	200		1	
3.21	Tin shears	250 mm	Carbon steel	Each 1 Total 2	Straight, circular
3.22	Packing knife	125		1	
3.23	Anvil with base	75 kg		1 Set	Wooden base (L450 x W400)
3.24	Swage block	40 kg	Carbon steel	1	

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TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT/CHEMICAL TANKER

	Name	Size	Mat'l	Q'ty	Remarks
3.25	Sledge hammer	7 kg	Carbon steel	1	
3.26	Screw clamp	100 mm		2	
3.27	Vice grip	2 x 50 x 150	Copper lead	4	C : 2 pair L : 2 pair
3.28	Wedge	T B L 25 x 50 x 250 12 x 30 x 150	Forged steel	Each 2 Total 4	
3.29	Electric soldering iron	120 W		1	AC 220 V, 1 Ph
3.30	Solder	1 kg		1	
3.31	Soldering paste	0.5 kg		1	
3.32	Pipe cutter	1/8" - 2"		1	

HMD

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TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT/CHEMICAL TANKER

4. Lifting Tools

	Name	Size	Mat'l	Q'ty	Remark
4.1	Steel wire sling & hook	Wire 1.5 m		1	Load abt. 500 kg (total)
4.2	Wire rope sling	Dia.10 x 2 m Dia.14 x 2 m Dia.16 x 2 m Dia.18 x 2 m	Wire	Each 1 Total 4	
4.3	P.P. rope sling	Dia.16 x 2 m Dia.20 x 2 m	P.P. rope	Each 1 Total 2	
4.4	Shackle	12 mm 16 mm 19 mm 25 mm 32 mm	Forged steel	Each 1 Total 5	
4.5	Beam grab	1 ton	Steel	2	
4.6	Chain block	1 ton x 2 1/2 ton x 2		Total 4	
4.7	Center jack			4	

HMD

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TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT/CHEMICAL TANKER

5. Miscellaneous

	Name	Size	Mat'l	Q'ty	Remark
5.1	Electric pocket light (L.E.D)	Dry cell 1.5 V x 3	Water-proof	3	
5.2	Oil measure	1 L, 2 L	Plastic	Each 1 Total 2	
5.3	Oiler 300 cc		Steel	2	Piston type
5.4	Oiler 200 cc		Poly - ethylene	2	
5.5	Oil cylinder	Dia.30 x 250		2	
5.6	Oil funnel with strainer	Dia.150 Dia.250	Steel	Each 1 Total 2	
5.7	Oil pan with Strainer	300 x 600 x 100 x 2.3 t	Steel	2	Expanded Metal
5.8	Waste can	300 x 300 x 400 x 1.6 t	Steel	1	Painted
5.9	Water bucket	10 L	Galv. Steel	1	
5.10	Wire brush	150 mm		2	
5.11	Paint brush	Large Middle Small		Each 1 Total 3	
5.12	Paint can	Dia. 200 x 250 x 1.0 t	Galv. steel	2	

HMD

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TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT/CHEMICAL TANKER

	Name	Size	Mat'l	Q'ty	Remark
5.13	Machinery cover with rope	10 m x 5 m : 1 6 m x 4 m : 3	Cotton fire retardant Water proof	4	
5.14	Scaffolding plate	3,000 x 300 x 60 t	Aluminum	2	
5.15	Step ladder	H = 1.5 m	Aluminum	1	
5.16	Step Ladder with Scaffolding plate	H = 1.2 m	Aluminum	1	
5.17	Ladder	L = 5 m	Aluminum	1	
5.18	Shoes mat	500 x 600	Non slip Type	6	
5.19	Searcher	L = 700	Brass	1	
5.20	Grease gun with micro hose(PT1/4'" & PT 1/ 8")	800 cc		1	Ball type (JIS 1575A type or equivalent)
5.21	Paint scraper (Type : Plain and Triangle)	L = 300		Each 1 Total 2	
5.22	White board with eraser	1,000 x 800 600 x 450		1 1	
5.23	White board with eraser	800 x 400		1	

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TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT/CHEMICAL TANKER

	Name	Size	Mat'l	Q'ty	Remark
5.24	Hand pump			1	For drum Rotary type
5.25	Tallow kettle	2 L	Aluminum	1	
5.26	Flexible hose with flanges	L = 3 m	SUS304	2	

6. Service Material

	Name	Size	Mat'l	Q'ty	Remark
6.1	Gasket sheet	1.5 x 1000 x 1000	Asbestos free	2	
6.2	Eye bolt	M10, M12 M16, M20	Carbon Steel	Each 1 Total 4	
6.3	Stud bolt & nut	M10 x 35 M12 x 55 M16 x 65	Galv. Steel	Each 10 Total 30	
6.4	Stud bolt & nut	M20 x 75 M22 x 80 M24 x 85	Galv. Steel	Each 10 Total 30	
6.5	Bolt & nut	M10 x 35 M12 x 45 M16 x 55	Galv. Steel	Each 10 Total 30	
6.6	Bolt & nut	M20 x 65 M22 x 75 M24 x 85	Galv. Steel	Each 10 Total 30	
6.7	Steel washer (Type : Plain and Spring)	10,12,16 20, 22, 24	Galv. steel	Each 10 Total 120	

HMD

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TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT/CHEMICAL TANKER

	Name	Size	Mat'l	Q'ty	Remark
6.8	Split pin	2 x 20, 3 x 30 4 x 40, 5 x 50	Galv. steel	Each 10 Total 40	
6.9	Steel Plate	1.6 t 2.3, 3.2	Steel	Each 1 Total 3	914 x 1829
6.10	Galvanized plate	0.5 t, 1.0 t	Steel	Each 1 Total 2	914 x 1829
6.11	Steel round bar	Dia.9, 13, 16 Dia.19, 22 & 25	Steel	Each 2 Total 12	Length: 2 m
6.12	Steel wire	1 mm	Steel	5 kg	
6.13	Angle bar	3 x 25 x 25 6 x 50 x 50 6 x 65 x 65	Steel	Each 2 Total 6	Length: 2.5 m
6.14	Steel pipe	15A, 25A, 40A, 50A	SPP	Each 2 Total 8	Length: 3 m
6.15	Copper pipe	Dia.8, 10 Dia.15, 20 & 25	Copper	Each 2 Total 10	Length: 3 m
6.16	E/R Inventory Box	Abt. 900 x 1400 x 1100	Steel	1	

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TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT/CHEMICAL TANKER

7. 12 PIPE AND FITTINGS

7. 12. 1 GENERAL

The pipe to be designed to absorb the stresses caused by thermal expansion and deflection of the ship's structure.

The steam and oil piping to be arranged sufficiently far from electrical instruments, in principle.
Pipe fittings to be so arranged that the leaking may not disturb the electrical gear, where unavoidable, proper protection to be provided.

The piping to be supported suitably so as not to be damaged by vibration.
Neoprene, lead or brass plate to be inserted in pipe straps for non-ferrous pipes in accordance with the Builder's standard practice.

Air pockets in the piping to be eliminated.
If unavoidable, a plug to be fitted for drainage.

The vents and drain lines to be sloped effectively wherever possible.
If unavoidable, a plug to be fitted for drainage.

The pumps, heat exchangers and other equipment to be capable of overhauling with removal of the connected pipes. Also minimum clearance to be left around valves, fittings and strainers to allow overhauling/cleaning without being removed from piping.

Generally, slip-on flange joints to be used for connections of steel pipes.
However, the pipes of the diameter of 10 mm and below to be connected by union or sleeve joints.

The pipes which are specified as "galvanized" to be galvanized after fabrication.

If partial welding is required after galvanizing, zinc rich paint to be used for repair of the welding damage.

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Where pipes pass through water-tight decks or bulkheads, penetration pieces to be used.

All penetration pieces to be schedule 80.

No other tank or other purpose vent or sounding pipes shall pass through fuel oil, diesel oil, or Lub. oil tanks.

Standard velocity in E/R piping system to be submitted to owner for reference.

The pipes to be hydrostatically tested in accordance with the requirements of the Classification Society.

The main lube oil piping to be flushed after being installed onboard in accordance with the Builder's practice.

Emergency shut-off valves which are fitted on the oil tank suction in compliance with the requirements of the Classification Society to be of such a design that can be shut quickly by means of pneumatic device controlled from outside engine room.

Asbestos not to be used as the material of insulation, gasket and etc.

Cylinder type heating unit to be fitted in the H.F.O. settling and service tanks.

Fluid velocity in the pipes
Piping to be sized from flow, pressure drop, suction losses, pumping power consideration and not from velocity consideration only.
The velocity in the external pipes for main engine, aux. engine and boiler to be designed in accordance with the manufacturer's recommendation. The velocity in the pipes built-in and supplied together with equipment or machinery shall be in accordance with the relevant manufacturer's standards.

7. 12. 2 PIPING MATERIALS AND APPLICATION

Materials for pipes and valves on each system to be as stated for hereafter:

For pipe thickness and abbreviation used in the following table, refer to section 5.3.

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Table 1 Piping application table

System	Nominal bore of pipe and valve	Pipe material & thickness	Joint	Valve Body	Press. Rating kg/cm^{2}g
7K steam	50 mm and above 40 mm and below	ERW steel (JIS STPG370E ***Sch. 80***)	Steel flanged	Cast steel Bronze	10
Steam drain	50 mm and above 40 mm and below	ERW steel (JIS STPG370E ***Sch. 80***)	Steel flanged	Cast iron Bronze	5
Heating coil in tanks (in engine room)	All size	Seamless steel (JIS STPG370S ***Sch. 80***)	Sleeve	-	10
Boiler feed water pump discharge	50 mm and above 40 mm and below	Seamless steel (JIS STPG370S Sch. 40)	Steel flanged	Cast steel Bronze	10
Boiler feed water pump suction	50 mm and above 40 mm and below	ERW steel (JIS STPG370E Sch. 40)	Steel flanged	Cast iron Bronze	5
Boiler blow off	50 mm and above 40 mm and below	Seamless steel (JIS STPG370S Sch. 40)	Steel flanged	Cast steel Bronze	10
Cooling fresh water	50 mm and above 40 mm and below	ERW steel (JIS STPG370E Sch. 40)	Steel flanged	#Cast iron Bronze	5
Distilling water	50 mm and above 40 mm and below	ERW steel (JIS STPG370E Sch. 40)(Galv.)	Steel flanged	#Cast iron Bronze	5
Engine room F.W. service & sanitary water	50 mm and above 40 mm and below	ERW steel (JIS STPG370E Sch. 40)(Galv.)	Steel flanged	#Cast iron Bronze	5
Drinking & hot water	15 mm and above 10 mm and below	Seamless Copper	Flanged Bite type union	Bronze	5
Fire & deck wash line	50 mm and above 40 mm and blow	ERW steel (JIS STPG370E ***Sch. 80***) (Galv.)	Steel flanged	#Cast iron Bronze	10

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System	Nominal bore of pipe and valve	Pipe material & thickness	Joint	Valve Body	Press Rating kg/cm²g
Sludge and bilge line	50 mm and above	ERW steel (JIS STPG370E ***Sch. 80***) (Galv.)	Steel flanged	#Cast iron	5
	40 mm and blow			Bronze	
Main sea cross over & cooling sea water line	650 mm and above	ERW steel (STPY400) (Polyethylene coating inside) THK : ***12.7 mm***	Steel flanged	#Cast iron	5
	250 mm to 600 mm	ERW steel (ERW S 370E) (Polyethylene coating inside) THK : ***12.7 mm***			
	200 mm and below	ERW steel (STPG 370E ***Sch. 80***) (Polyethylene coating inside) (20 mm & below : Galv.)		Bronze	
Lub. oil filling, transfer & purifying	50 mm and above	ERW steel (JIS STPG370E Sch. 40)	Steel flanged	#Cast iron	5
	40 mm and below			Bronze	
Lub. Oil service	50 mm and above	ERW steel (JIS STPG370E Sch. 40)	Steel flanged	#Cast iron	5
	40 mm and below			Bronze	
Fuel oil booster pump discharge	50 mm and above	Seamless steel (JIS STPG370S Sch. 40)	Steel flanged	Cast steel	10
	40 mm and below			Bronze	
Fuel oil handling (except the above)	50 mm and above	ERW steel (JIS STPG370E Sch. 40)	Steel flanged	Cast iron	5
	40 mm and below			Bronze	
Drain line for water, L.O. and F.O.	50 mm and above	ERW steel (JIS STPG370E Sch. 40)	Steel flanged	Cast iron	5
	40 mm and below			Bronze	
Compressed air of 30 kg/cm²g	32 mm and above	Seamless steel (JIS STPG370S Sch. 40)	Forged steel flanged	Cast steel	30
	25 mm and below			Forged steel	

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TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT/CHEMICAL TANKER

Compressed air of 7 kg/cm^{2}g	50 mm and above	ERW steel (JIS STPG370E Sch. 40)	Steel flanged	Cast iron	10
	15 mm to 40 mm			Bronze	
	10 mm and below	Seamless copper	Bite type union		

System	Nominal bore of pipe and valve	Pipe material & thickness	Joint	Valve Body	Press Rating kg/cm^{2}g
Exhaust gas uptake	600 mm and below	ERW steel (KS SPP)	Butt welded, sleeve joint or flanged	-	-
	650 mm and above	Welded steel plate (THK : 6 mm)			
Ship side valve	50 mm and above	-	-	#Nodular cast iron or cast steel	-
	40 mm and below			Bronze	
Air vent & sounding for Independent tank	All	ERW steel (STPG370E ***Sch. 80***) Galv. :except for oil tanks	Steel flanged or sleeve joint	-	5
Air vent & sounding for hull-structured tank	65 mm and above	ERW steel (STPG370E Sch. 40) Galv. : except for oil tanks	Steel flanged or sleeve joint	-	5
	50 mm and below	(JIS STPG370E Sch. 80) Galv. : except for oil tanks			

Notes :

1. Fittings of 10 mm and below in nominal diameter to be, in general, of cast bronze.
2. Joints of 10 mm and below in nominal diameter to be, in general, of bite compression type fitting using brass materials.
3. Sleeve joint to be used whenever practical on steam exhaust and drain system.
4. Sleeve joint may be used for low pressure lines (up to 10 K) and pipe connections at hull block joint parts.
5. The valves marked with "#" to be, in general, of butterfly type valve having the material as specified in Table 2.
   However, other type valves may be used for their service, too.
6. Inside coating for adjusting pieces of cooling sea water line may be

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TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT/CHEMICAL TANKER

changed to rubber lining, if necessary.

7. The pipe thickness mentioned on above table to be in compliance with JIS tolerance on wall thickness.
8. Steel flange and welded sleeve might be replaced with mechanical joint complied IACS UR P2.7.4, which is allowed to apply in accordance with rule of Classification society.

Table 2 Butterfly valve

Use	Size	Material	
		Body & Seat	Joint
General service (10 kg/cm^{2}g and below)	50 mm and over	Cast iron body lined with synthetic rubber seat	Flangeless (Wafer)
Sea suction & overboard discharge (attached on hull)	200 mm and over	Cast steel or nodular cast iron body lined with synthetic rubber seat	Flange

Note :
Minor modifications may be applied to Table 2 according to the maker's standards.

Butterfly valves size above of 150mm shaft diameter to be fitted with stainless steel disc for engine room.

HMD

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TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT/CHEMICAL TANKER

7. 13 PIPING SYSTEM

The major piping systems in the engine room to be arranged according to the following diagrams.

The details of the major systems to be in accordance with the Builder's practice subject to the Buyer's approval.

Piping systems not mentioned in this section to be in accordance with the Builder's standard or practice.

Full set of detailed piping system diagrams in E/R to be submitted to Buyer for approval.

Further comments to be provided upon receipt of the final plan.

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SYMBOL LIST IN THE DIAGRAM

- 3-WAY (AUTOMATIC OR REMOTE) CONTROL VALVE FOR TEMPERATURE OR FLOW DIRECTION
- 2-WAY AUTOMATIC OR REMOTE CONTROL VALVE (FOR TEMPERATURE, PRESS, LEVEL, ETC)
- PRESSURE REDUCING VALVE
- SAFETY OR RELIEF VALVE-
- 3-WAY COCK
- WAX TYPE TEMPERATURE CONTROL VALVE
- VALVE (TYPE OF VALVES APPLIED ON THE SYSTEM TO BE DECIDED AT DETAIL DESIGN STAGE)
- SHIPSIDE NOZZLE
- AUTO. BACK FLUSHING FILTER
- DUPLEX FILTER
- SIMPLEX FILTER
- PUMP
- WATER STRAINER
- MUD BOX
- ROSE BOX
- SIGHT GLASS
- EXPANSION JOINT
- HOPPER
- SHORE CONNECTION
- FLOW METER
- ORIFICE

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7.13.1 CENTRAL COOLING SYSTEM

F.W.
EXP.
TANK
DE -AERATING
TANK
M/E JACKET
H.T. COOLING F.W. PUMP
F.W. GENERATOR
FROM MAIN L.O.
MAIN L.O. COOLER
M/E AIR. COOLER
SHAFT BEARING
DUMP DRAIN COOLER
AIR CON. CONDENSER
PROV. REF. CONDENSER
UNIT COOLER FOR E.C.R.
HYD. OIL COOLER
H.P.U. ENGINES
D/G GEN. SET
OTHERS
H.T. F.W.
COOLER
L.T.
COOLING
F.W. PUMP
CENTRAL
F.W. COOLER
CENTRAL
F.W. COOLER
MAIN COOLING
S.W. PUMP
H.S.C.
L.S.C

- Necessary provision including C.F.W arrangement to be provided for future installation of an additional unit cooler in E.C.R.
- C.F.W. arrangement to be provided for future installation of an additional unit cooler in workshop.
- ***One(1) set of isolating butterfly valve to be supplied between sea chests.***

TK-17207-F-R1 HYUNDAI MIPO DOCKYARD 7-68

TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT/CHEMICAL TANKER

7.13.2 UNI - FUEL OIL SYSTEM

NO.1 M.G.O. SERVICE TANK
NO.2 M.G.O. SERVICE TANK
H.F.O. SERVICE TANK
L.S H.F.O. SERVICE TANK
TO H.F.O OVER FLOW TANK
VENT VALVE
G/E M.G.O. FLUSHING PUMPS SET 10 K
F.O. SUPPLY PUMP
M.G.O. COOLER
STEAM
F.O. CIRCULATING PUMP
GEN. ENGINE
GEN. ENGINE
GEN. ENGINE
F.O. HEATER
F.O. HEATER
VISCORATOR
AUTO. FILTER
MAIN ENGINE

- Drain lines of M/E & Boiler mixing tubes to be connected to F.O overflow tank.
- M/E&G/E, boiler and HPU suction lines to be provided separately.

TK-17207-F-R1 HYUNDAI MIPO DOCKYARD 7-69

TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT/CHEMICAL TANKER

7.13.3 MAIN ENGINE L.O. SERVICE SYSTEM

NO.1, 2
CYL. OIL
MEASURING
TANK
MAIN ENGINE
MAIN L.O.
PUMP
MAIN L.O. SUMP TANK
MAIN L.O. COOLER

TK-17207-F-R1 HYUNDAI MIPO DOCKYARD 7-70

TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT/CHEMICAL TANKER

7.13.4 STERN TUBE L.O. SYSTEM

AIR SUPPLY UNIT
COMPRESSED AIR
S/T L.O TANK
FWD SEAL TANK
S/T L.O. PUMP
S/T L.O. SUMP TANK
AIR LINE
L.O LINE

* SCHEMATIC SYSTEM DIAGRAM MAY BE CHANGED AS PER SELECTED SEAL MAKER'S RECOMMENDATION.

TK-17207-F-R1 HYUNDAI MIPO DOCKYARD 7-71

TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT/CHEMICAL TANKER

7.13.5 STEAM, DRAIN, AND FEED WATER SYSTEM

QUARTER SERVICE
CALORIFIER
M/E JACKET PREHEATER
STEAM TRACING
F.O. OVERFLOW TANK
PURIFIER SLUDGE TANK
MAIN L.O. SETTLING TANK
H.F.O. STORAGE TANK
H.F.O. SETTLING TANK
H.F.O. SERVICE TANK
F.O. HEATER FOR M/E & G/E
H.F.O. PURIFIER HEATER
L.O. PURIFIER HEATER
OTHERS
7K STEAM
CARGO TANK HEATING
TANK CLEANING HEATER
DUMP VALVE
COMPO-SITE BOILER
AUX. BOILER
DUMP CONDENSER / DRAIN COOLER
COMPOSITE BOILER FEED WATER PUMP
AUX. BOILER FEED WATER PUMP
INSPECTION CHAMBER
FEED FILTER TANK

Steam supply line with flexible hose connection to be provided for Low / High suction & Emergency fire pump sea chest.

Suction line of auxiliary boiler and composite boiler from feed filter tank to be provided separately, but one(1) set of salinometer will be used commonly on feed filter tank.

TK-17207-F-R1 HYUNDAI MIPO DOCKYARD 7-72

TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT/CHEMICAL TANKER

7.13.6 AUXILIARY F.O. SERVICE SYSTEM

L.S H.F.O. SETTL'G TANK
H.F.O. SETTL'G TANK
L.S H.F.O. SERV. TANK
H.F.O. SERV. TANK
NO.1 M.G.O. SERVICE TANK
NO.2 M.G.O. SERVICE TANK
I.G.G. F.O. SUPPLY PUMP
M.G.O. COOLER
M.G.O. COOLER
COMP. BOILER F.O. SUPPLY PUMP
AUX. BOILER F.O SUPPLY PUMP
H.P.U. ENGINE
H.P.U. ENGINE
INERT GAS GENERATOR
STEAM OR ELECTRIC
F.O. HEATER
INCI. M.G.O. TANK
WASTE OIL TANK
COMPOSITE BOILER
AUX. BOILER
INCINERATOR
FI
FI

One (1) set of M.G.O. service tank to be connected for H.P.U. with valve for common use same as S443.

Positive displacement type flowmeter to be provided as follows.

- ***Two(2) sets for inert gas generator***
- ***One(1) set for HPU unit***
- ***One(1) set for composite boiler***

TK-17207-F-R1 HYUNDAI MIPO DOCKYARD 7-73

TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT/CHEMICAL TANKER

7.13.7 F.O. FILLING AND TRANSFER SYSTEM

M.G.O.
H.F.O.
Em'cy G/E gas oil tank &
Inci' M.G.O. tank
NO.1, 2
H.F.O.
STOR.
TANK
(PORT)
NO.1
M.G.O
SERV.
TANK
NO.2
M.G.O
SERV.
TANK
L.S
H.F.O.
SETT.
TANK
H.F.O.
SETT.
TANK
NO.1, 2
H.F.O.
STOR.
TANK
(STBD)
M.G.O.
TRANS.
PUMP
H.F.O.
TRANS.
PUMP
F.O.
OVERFLOW TANK
NO.1
M.G.O
TANK
(PORT)
NO.2
M.G.O.
TANK
(ST'BD)

- ***Emergency G/E gas oil tank to be connected to M.G.O. trans pump discharge line.***
- ***Quick closing valves of M.G.O. storage tank (P&S) to be provided with local screw down valves.***

TK-17207-F-R1 HYUNDAI MIPO DOCKYARD 7-74

TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT/CHEMICAL TANKER

7.13.8 F.O. PURIFYING SYSTEM

NO.1 M.G.O. SERV. TANK
NO.2 M.G.O. SERV. TANK
L.S H.F.O. SERV. TANK
H.F.O. SERV. TANK
H.F.O. SETT. TANK
L.S H.F.O. SETT. TANK
H.F.O. PURIFIER SUPPLY PUMP
H.F.O. PURIFIER
H.F.O. PURIFIER
STEAM
HEATER
STEAM
HEATER
F.O PURIFIER SLUDGE TANK

TK-17207-F-R1 HYUNDAI MIPO DOCKYARD 7-75

TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT/CHEMICAL TANKER

7.13.9 F.O. DRAIN SYSTEM

H.F.O. PURIFIERS
H.F.O. SETT. TANK
H.F.O. SERV. TANK
L.S H.F.O. SETT. TANK
L.S H.F.O. SERV. TANK
M.G.O. SERV. TANKS
M/E F.O. HEATERS
H.F.O. PURIFIER HEATERS
F.O. SUP. PUMPS FOR M/E&G/E
F.O. CIRC. PUMPS FOR M/E&G/E
H.F.O. TRANSFER PUMP
M.G.O. TRANSFER PUMP
AUTO. BACK-FLUSHING FILTER
G/E F.O. LEAKAGE
M/E F.O.H.P. LEAKAGE
F.O. COLLECTING TANK
F.O. OVERFLOW TANK
OILY BILGE TANK
F.O PURI. SLUDGE TANK

TK-17207-F-R1 HYUNDAI MIPO DOCKYARD 7-76

TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT/CHEMICAL TANKER

7.13.10 L.O. FILLING AND TRANSFER SYSTEM

TO OILY BILGE
SHORE CONNECTION
MAIN L.O. STOR. TANK
MAIN L.O. SETT. TANK
G/E L.O. STOR. TANK
L.S. CYL. OIL STOR. TANK
CYL. OIL STOR. TANK
NO.1,2 CYL.OIL MEASURING TANK
TO MAIN ENGINE
CYL.OIL SHIFT.PUMP
L.O. TRANSFER PUMP
G/E L.O. SUMP TANKS
MAIN L.O. SUMP TANK
S/T L.O. SUMP TANK

TK-17207-F-R1 HYUNDAI MIPO DOCKYARD 7-77

TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT/CHEMICAL TANKER

7.13.11 L.O. PURIFYING SYSTEM

MAIN L.O.
SETT.
TANK
MAIN L.O.
PURIFIER
SUPPLY
PUMP
NO. 1
MAIN L.O.
PURIFIER
NO. 2
MAIN L.O.
PURIFIER
STEAM
HEATER
STEAM
HEATER
L.O. PURIFIER
SLUDGE TANK
MAIN L.O.
SUMP TANK
G/E L.O.
SUMP TANKS

TK-17207-F-R1 HYUNDAI MIPO DOCKYARD 7-78

TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT/CHEMICAL TANKER

7.13.12 L.O. DRAIN SYSTEM

G/E L.O. STOR. TANK
NO.1, 2 CYL. OIL STOR. TANK
MAIN L.O. SETT. TANK
MAIN L.O. STOR. TANK
S/T L.O. TANK
L.O. PURIFIER HEATER
L.O. PURIFIER
L.O. TRANSFER PUMP
CYL.OIL MEASURING TANK
MAIN L.O. COOLER
AUTO. BACK-FLUSHING FILTER
SLUDGE COLLECTING CHAMBER WITH FILTER
MAIN L.O. SUMP TANK
OILY BILGE TANK
L.O. PURI. SLUDGE TANK

TK-17207-F-R1 HYUNDAI MIPO DOCKYARD 7-79

TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT/CHEMICAL TANKER

7.13.13 BILGE AND FIRE SYSTEM

SHORE CONNECTION
OILY BILGE SEPARATOR
INCI. WASTE OIL TANK
TO FIRE MAIN
TO G/S
BILGE TRANSFER PUMP
SLUDGE PUMP
FIRE, BILGE & G.S. PUMP
F.O./ L.O. PURI. SLUDGE TANK
OILY BILGE TANK
BILGE HOLDING TANK
AFT BILGE WELL
COFFERDAM
FORWARD BILGE WELL
FORWARD BILGE WELL
SEA CHEST

TK-17207-F-R1 HYUNDAI MIPO DOCKYARD 7-80

TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT/CHEMICAL TANKER

7.13.14 COMPRESSED AIR SYSTEM

MAIN ENGINE
TO DECK SERVICE
G/S AIR
CONTROL AIR
GEN. ENGINES
H.P.U. ENGINES
AIR DRYER
30 K
7 K
EMERGENCY AIR COMPRESSOR
AUX. AIR RESERVOIR
WORKING AIR RESERVOIR
NO.1 MAIN AIR COMPRESSOR
NO.2 MAIN AIR COMPRESSOR
NO.3 MAIN AIR COMPRESSOR
MAIN AIR RESERVOIR
WORKING AIR COMPRESSOR

- One(1) of compressed air line(15A) to be provided near G/E silencers for cleaning.

TK-17207-F-R1 HYUNDAI MIPO DOCKYARD 7-81

TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT/CHEMICAL TANKER

7.13.15 F.W. SERVICE SYSTEM

F.W. TANK (PORT)
F.W. TANK (ST'BD)
F.W. GENERATOR (JACKET HEATED)
F.W. HYDROPHORE UNIT
MINERALIZER
STERILIZER
TO ACCOMMODATION
TO DRINKING WATER FOUNTAIN
CALORIFIER
HOT WATER SUPPLY
HOT WATER RETURN
F.W. SUPPLY UNIT
TO WASH BASIN
TO FEED WATER FILTER TANK
TO COOLING F.W. EXPANSION TANK
OTHER SERVICE

TK-17207-F-R1 HYUNDAI MIPO DOCKYARD 7-82

TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT / CHEMICAL TANKER

8 - AUTOMATION AND CONTROL SYSTEM

8.1 GENERAL

Remote and automatic control and instrumentation to be provided in compliance with the requirements of the Classification Society for periodically unattended machinery space.

The main engine to be remotely controlled from the wheelhouse and the engine control room and also capable of local manual operation.

Initial starting and finishing of the main engine to be performed manually.

An air-conditioned engine control room to be arranged in the engine room.

A main switchboard and an engine control room console to be arranged in the engine control room.

Instrument gauges and alarms to be arranged in good order for safe operation and easy maintenance.

Automatic controllers and control valves to be provided on principal systems for safe operation and easy maintenance.

When the measuring value of the system is high or low from the predetermined value, an audible and visual alarm to be activated for the operator's attention.

Audible and visual alarms to be released throughout the engine room as well as the engine control room.

Instruments, sensors, transmitters, hardware and software to be latest version / models according to maker's standards and building specification.

Indicator dials and scale graduation to be in the metric system and all dial marking to be indicated in English.

TK-17207-F-R1 HYUNDAI MIPO DOCKYARD 8-1
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TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT / CHEMICAL TANKER

8.1.1 INSTRUMENT

Instruments to be of suitable construction for maximum operating value, and to be graduated in metric unit.

Temperature sensors for remote reading and supervision to be of electric analogue type.

Thermometers and temperature sensors for monitoring of fluid temperature to be equipped with pocket of suitable material or to be of element exchangeable type.

Local pressure gauges to be of Bourdon type with brass body.

Level measuring for H.F.O. settling/service/bunker tanks, M.G.O. service/storage tanks and F.O. overflow tank to be of electro-pneumatic type.

Local pressure gauges especially for fuel oil system to be of glycerin pot type in order to avoid freezing same as S427.

8.1.2 CONTROL VALVE

In general, local control loops for temperature, pressure and level control to be of pneumatic cylinder type or diaphragm type, but for some minor purposes, wax type or self-contained type valves may be used.

Each pneumatic control loop to have an air filter regulator.

TK-17207-F-R1 HYUNDAI MIPO DOCKYARD 8-2

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TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT / CHEMICAL TANKER

8.2 CONTROL STATION LAYOUT

8.2.1 ENGINE CONTROL ROOM

The enclosed engine control room to be arranged as follows:

Engine control room console with centralized supervision, main engine manoeuvring devices and auxiliary service instruments, etc.

Main switchboard

Group starter panels for essential motors

One (1) package type unit cooler

The main switchboard and group starter panels to be combined or divided into suitable sections according to the engine control room arrangement.

Two (2) doors to be provided for access to the engine control room from the engine room.

The floor of the engine control room to be of electrically insulated material.

8.2.2 WHEELHOUSE

HMD

Following equipment to be provided in the wheelhouse.

Bridge control console

Measuring instrument panel

Wheelhouse group panel (Wheelhouse rear wall)

Chart table

Radio equipment

TK-17207-F-R1 HYUNDAI MIPO DOCKYARD 8-3

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TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT / CHEMICAL TANKER

8.3 SCHEDULE OF AUTOMATION AND REMOTE CONTROL

8.3.1 MAIN ENGINE CONTROL

The main engine remote control system to be of electric type.

Starting, stopping, reversing and speed setting of the main engine to be controlled by control levers mounted on the engine control room console and bridge control console.

Automatic control of engine revolution to be achieved by electronic digital governor system.

The automatic start and stop device for auxiliary blowers to be provided ***and a common abnormal alarm including power fail alarm for auxiliary blowers to be provided.***

8.3.1.1 LOCAL CONTROL

The engine side control to be actuated manually in the event of the remote control system failure.

The instruments, gauges and an engine telegraph receiver to be provided at main engine side.

8.3.1.2 REMOTE CONTROL FROM ENGINE CONTROL ROOM

The engine control room control to be actuated electrically with the manoeuvring lever on the engine control room console.

8.3.1.3 REMOTE CONTROL FROM WHEELHOUSE

The wheelhouse control to be actuated electrically with the manoeuvring lever, which is commonly used as the engine telegraph transmitter, on the bridge control console.

8.3.1.4 CONTROL POSITION TRANSFER SYSTEM

Local – Engine control room
Control position changeover between the engine side and the engine control room to be carried out at the engine side.

Engine control room – Wheelhouse
Control position changeover between the wheelhouse and the engine control room to be carried out in the engine control room.

Transfer of control between wheelhouse and engine control room to be possible after confirmation of receiving station.

Main engine control to be done from one station only at any time.

Each remote control station to be provided with the indicator showing which position is in control.

TK-17207-F-R1 HYUNDAI MIPO DOCKYARD 8-4

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TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT / CHEMICAL TANKER

8.3.1.5 PROTECTION AND SAFETY DEVICE

1) Emergency trip
Under the following conditions, the main engine to be automatically stopped with an alarm.

(1) Overspeed
(2) L.O. to main engine, low-low pressure
(3) Thrust pad, high-high temperature
(4) L.O. to turbo charger, low-low pressure

Reset of emergency trip not to be possible, even if the conditions listed above have recovered to normal, unless the manoeuvring lever is placed once at the stop position.

A by-pass switch to be provided for above (3) and (4).

A manual emergency trip button with cover to be provided on the engine control room console, bridge control console and M/E local side. All shut down conditions to be indicated on the engine control room console.

The emergency trip system to be independent of the remote control system.

2) Critical speed protection
Automatic quick passing program to be applied over the critical revolution zone during bridge control or engine control room control.

3) Program speed control
While being controlled in the wheelhouse, the engine speed to be gradually increased from full manoeuvring speed up to maximum ahead over a preadjusted time period by the load program and vice versa.

The load program cancels to be possible by pressing the "cancel load program" button on the bridge control console.

4) Turning interlock
While the turning gear is engaged, the starting pilot air valve to be locked so that the main engine cannot be started.

5) Automatic slow-down
During bridge control or engine control room control, the main engine speed to be automatically reduced to slow down level on the following conditions.

- Oil mist in crankcase, high
- L.O. to main engine, low pressure
- L.O. inlet, high temperature
- Jacket cooling water inlet, low pressure
- Jacket cooling water outlet, high temperature

TK-17207-F-R1 HYUNDAI MIPO DOCKYARD 8-5
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TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT / CHEMICAL TANKER

- Piston coolant outlet, high temperature
- Piston coolant outlet, non flow
- Cylinder lubrication, fail
- Scavenge air, high temperature
- Thrust pad, high temperature
- Exhaust gas after each cylinder, high temperature
- Axial vibration, high
- Bearing wear, high

Cancel of slowdowns except high crankcase oil mist to be possible by pressing the "cancel slow down" button on the bridge control console.

Slow down to be reset manually after recovery to normal condition.

All slow down function to be indicated on the engine control console and an alarm to be connected to the machinery alarm and monitoring system.

6) Wrong way

In case that the position of the telegraph receiver is not coincident with the direction of the engine rotation an alarm "Wrong way" to be given on the engine control console and wheel house.

8.3.1.6 STARTING AND REVERSING

Program for three (3) starting attempt devices to be provided.

At the main engine reversing, if the engine is running above the brake air level, brake air to be supplied in order to perform the reversing sequence quickly.

TK-17207-F-R1 HYUNDAI MIPO DOCKYARD 8-6

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TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT / CHEMICAL TANKER

8.3.2 STEAM GENERATING PLANT

8.3.2.1 COMBUSTION CONTROL

The auxiliary boiler ***and composite boiler*** to be provided with the automatic combustion control unit which controls the fuel and air supply to the furnace in order to maintain the pre-set steam pressure.

The fuel oil to be regulated by the automatically operated control valve.

The control equipment of automatic combustion control, forced draft fan and water level gauge to be fitted on the boiler side.

A remote water level gauge, ***steam pressure indicator and burner running lamp for auxiliary boiler and composite boiler*** to be fitted also on the engine control room console.

Arrangements, control and operation with LSMGO as per EU Directive 2005/33EC to be provided and tested.

Control panel with required instruments for manual/emergency operation to be arranged at boilers side according to maker's standard.

8.3.2.2 FEED WATER CONTROL

The feed water flow to the auxiliary boiler ***and composite boiler*** to be controlled by the automatically operated feed water regulator to maintain the water level within the predetermined limit.

8.3.2.3 STEAM PRESSURE CONTROL

The excessive steam generated by the ***exhaust gas section of composite boiler*** to be automatically released to the condenser through a pressure control valve.

8.3.2.4 SAFETY DEVICE

The boiler to be automatically shut off by cutting the fuel oil to the burner according to the requirements of the Classification Society and the maker's standard, including the following conditions:

- Flame failure
- Forced draft fan trip
- Water level, low-low
- Electric power for control, failure
- Emergency manual stop

A manual emergency boiler shutoff button to be provided on the boiler control panel and engine control room console.

TK-17207-F-R1 HYUNDAI MIPO DOCKYARD 8-7

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TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT / CHEMICAL TANKER

8.3.3 ELECTRIC GENERATING PLANT

8.3.3.1 DIESEL GENERATOR

1) General

The generator engine to be provided with remote start/stop device and automatic starting device.

The generator engine speed to be remotely controlled from the engine control room by the governor control switch on the main switchboard and also to be controlled at the engine side.

Each lub. oil and fresh water temperature control system to be provided for generator engines according to the maker's standard.

The generator engine to be automatically tripped on the following conditions.

- Overspeed
- L.O. inlet, low-low pressure
- Cooling F.W. outlet, high-high temperature

2) Automatic operation of generator

(1) General mode of control
Generator engines to be automatically started by compressed air.

(2) Mode of automatic generator control
The stand-by generator to be started automatically on the following conditions:

(a) Blackout on main bus-bar
(b) Low/High voltage on main bus-bar
(c) Low/High frequency on main bus-bar
(d) ACB abnormal trip on generator in service
(e) Over-current of generator in service
(f) 90% of generator full load in service

Condition (a) or (d):
The stand-by generator to be started and connected to the main bus bar.

Condition (b) or (c)
The stand-by generator to be started and connected to the main bus-bar after opening the ACB of running generator by the signal that voltage of stand-by generator is established.

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TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT / CHEMICAL TANKER

Condition (e):
Non-essential loads to be tripped by the preferential trip system.

The stand-by generator to be started, synchronized, connected automatically to the main bus-bar and run in parallel by automatic proportional load sharing.

(3) Synchronizing and load sharing mode.

(a) Manual synchronizing and manual load sharing:

When "Manual" position is selected for the stand-by generator, the generator to be started remotely from the engine control room and connected manually to the main bus bar.

Manual synchronizing to be available by a synchroscope, synchronizing lamps, relevant control and governor control switches of the prime movers.

Manual load sharing to be available by governor control switches.
Stopping of generator to be available by a stop button.

(b) Automatic synchronizing and automatic load sharing:

When "Auto" position is selected for the stand-by generator, the generator to be automatically synchronized and connected to the main bus-bar, and automatic proportional load sharing to be performed.

Power management system to be incorporated in the main switchboard with the following functions:
- Automatic stand-by start
- Automatic synchronizing
- Automatic load sharing and load shifting
- Load dependent start/stop ***of heavy motor***
- Start blocking of heavy motors

8.3.3.2 EMERGENCY DIESEL GENERATOR

Abnormal alarms for the following to be provided at the engine control panel in the emergency generator room.

- Overspeed
- L.O. inlet, low pressure
- Cooling F.W. outlet, high temperature

The engine to be tripped on the overspeed condition.

Indicating lamps for emergency generator auto stand-by and run to be provided on synchro panel of main switch board.

TK-17207-F-R1 HYUNDAI MIPO DOCKYARD 8-9
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TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT / CHEMICAL TANKER

8.3.4 AUXILIARY SYSTEM IN ENGINE ROOM

The following auxiliaries to be automatically changed over to the stand-by one in the event of low pressure and/or no voltage of the running pump.
However, the initial starting to be performed at the machinery side in connection with operation of the associated valves.

Low temp. cooling F.W. pumps
High temp. cooling F.W. pumps
Main cooling S.W. pumps
Main lubricating oil pumps
M/E & G/E F.O. circulating pumps
M/E & G/E F.O. supply pumps
Auxiliary boiler feed water pumps
Composite boiler feed water pumps
Deck seal sea water pumps
Stern tube lub. oil pumps

A stand-by selector switch for automatic changeover to be provided in each starter panel.

8.3.4.1 COOLING WATER SYSTEM

Central fresh water cooling system to be provided for cooling the main engine, generator engines and other auxiliaries.

The high temperature cooling fresh water and low temperature cooling fresh water to be automatically regulated by pneumatic cylinder or diaphragm operated three-way valve controlling the fresh water by-pass flow around the cooler according to the maker's standard.

8.3.4.2 FRESH WATER GENERATOR

A salinometer to be provided with automatic control to recirculate the distillate on high salinity.

8.3.4.3 LUB. OIL SYSTEM

Main engine lub. oil temperature to be automatically regulated by the pneumatically or electrically operated valve controlling the lub. oil by-pass flow around the cooler.

Generator engine lub. oil temperature to be automatically controlled according to the maker's standard.

Temperature of influx oil to the main L.O. purifier to be thermostatically controlled by a self-contained direct acting two-way valve on the steam inlet side of lub. oil heater.

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TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT / CHEMICAL TANKER

An electric motor driven priming pump to be provided on each generator engine that will start/stop automatically/periodically.

The lub. oil purifier to be fitted with a protection against seek leak (failure) and to be equipped with a manual/automatic de-sludge arrangement.

8.3.4.4 FUEL OIL SYSTEM

Remote level indication for H.F.O. bunker/settling/service tank and M.G.O. service/storage tank and F.O. overflow tank to be provided on the engine control room console.

Alarm and recirculation of oil feed to the purifier upon loss of seal to be provided for H.F.O. purifiers according to the maker's standard.
Feed oil to be recirculated by the three way shifting valve.

An autotimer to be provided for H.F.O. purifiers so that auto sludge discharging can be performed.

Indicating flow meter with counter to be locally installed, three (3) sets for main engine and generator engine H.F.O system and one (1) set for auxiliary boiler F.O. system.

Temperature of influx oil to H.F.O. purifiers to be thermostatically controlled by a pneumatic cylinder acting two way valve on the steam inlet side of H.F.O. heater.

An automatic viscosity control unit for the main engine without viscosity recorder to be provided on the engine control room console and viscosity to be controlled by a two way steam valve on the inlet side of heater.

The heavy fuel oil transfer pump to be automatically started and stopped by the level switch on the heavy fuel oil settling tank.

Temperature in the heavy fuel oil settling and service tank to be regulated by a self-contained direct acting steam control valve on the heating steam inlet line of tank.

The marine gas oil transfer pump to be automatically started and stopped by the level switch on the M.G.O. service tank ***and to be automatically stopped by the level switch on emergency G/E gas oil tank and incinerator M.G.O tank.***

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TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT / CHEMICAL TANKER

8.3.4.5 COMPRESSED AIR SYSTEM

The main and working air compressor to be automatically started and stopped by the pressure switch and to be stopped automatically in case of lub. oil low pressure and discharge air high temperature.

The main air compressors to be arranged for remote start/stop from engine control console.

Control air for air operated automatic regulating system to be supplied from the refrigerated control air dryer.

In the following conditions, the main air compressor to be stopped automatically:

- Lub. Oil low pressure or low level alarm.
- Discharge air high temperature.

8.3.4.6 SCAVENGE AIR SYSTEM

The auxiliary blowers to be automatically started and stopped by detecting the scavenging air pressure.

The auxiliary blowers also to be arranged for remote start and stop from the engine control room console.

HMD

8.3.4.7 OTHER SYSTEM

The fresh water pump to be automatically started and stopped by the pressure switch arranged in the fresh water hydrophore tank.

The oily bilge pump to be automatically started and stopped by the level switch arranged in the aft bilge well ***and to have long run alarm.***

The sludge pump to be started manually but stop automatically, to avoid dry running.

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TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT / CHEMICAL TANKER

8.4 INSTRUMENTATION

8.4.1 ENGINE TELEGRAPH

One (1) set of engine order telegraph system to be provided, and it is to consist of :

1-Transmitter/receiver, buzzer on the bridge control console
1-Receiver with gong at the machine side
1-Receiver/reply transmitter with buzzer on the engine control room console

The engine telegraph to have the following divisions.

Ahead	Max. Ahead
	Full
	Half
	Slow
	Dead slow
	Stop
Astern	Dead slow
	Slow
	Half
	Full
	Max. Astern

Sub-telegraph:

The sub-telegraph to have the following divisions.

Finished with engine
Stand-by
At sea

The sub-telegraph push buttons with indication lamps to be installed on the bridge control console, engine control room console and main engine side.

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TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT / CHEMICAL TANKER

8.4.2 PROPELLER SHAFT REVOLUTION INDICATOR

A pick-up type propeller shaft revolution indicating system to be provided as follows:

1 - Transmitter on the main engine flywheel
1 - Flush type indicator with an illumination light on the measuring instrument panel with a separate dimmer switch on the bridge control console
2 - Surface type indicator with an illumination light on the bulkhead above the door of both wings and a separate dimmer switch on both bridge wing bulwarks
1 - Flush type indicator and counter on the engine room control console
1 - Electric type indicator at the main engine side
1 - Surface type indicator in Chief engineers room

8.4.3 RUDDER ANGLE INDICATOR

A synchro-motor type rudder angle indicating system to be provided as follows:

1 - Drip-proof transmitter connected to the rudder stock by levers in the steering gear room
1 - Three face type indicator beneath wheelhouse front ceiling center with a separate dimmer on the bridge control console
1 - Flush mounting type indicator with an illumination light on the measuring instrument panel with a separate dimmer switch on the bridge control console
1 - Flush mounting type indicator on the engine control room console
2 - Wall mounting and watertight type indicator with an illumination light on the bulkhead above the door of both bridge wings and a separate dimmer switch on both bridge wing bulwarks
1 - Wall mounting and watertight type indicator in the steering gear room

8.4.4 E/R OIL MIST DETECTION SYSTEM

An engine room oil mist detection system to be provided as follows:

Two (2) - Oil mist detector in Hyd. power pack room in E/R 3rd deck
One (1) - Oil mist alarm indication panel in the engine control console

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TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT / CHEMICAL TANKER

8.5 FIRE DETECTION SYSTEM

An addressable type fire detection system to be provided as follows:

1-Main panel in the wheelhouse
1-Repeater panel in the fire control station
1-Repeater panel in the cargo control room

The fire detectors to be fitted in the engine room and also in stairways, corridors, steering gear room (2EA), ***paint store, wheelhouse, cargo control room, drying room, fire control station, pantry, all cabins, public rooms*** and escape routes within accommodation spaces and to be of optical or thermal type according to their locations.

Flame detectors to be installed above the main engine, the aux.engines, the boiler, in purifier room and above incinerator.

A smoke detector with timer to be installed in the welding area of the engine room workshop.

The fire detector system to be capable of being tested.

The audible fire alarm for the engine room to be distinguished from other alarms.

Magnetic door holders to be provided for main stairway doors in accommodation and galley door.

HMD

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TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT / CHEMICAL TANKER

8.6 CONTROL STATION

8.6.1 ENGINE CONTROL ROOM CONSOLE

One(1) engine control room console to be provided in the engine control room.
The following instruments and equipment to be installed on the engine control room console.

ECR manoeuvring unit with engine telegraph:
- Combined telegraph and manoeuvring handle
- Sub telegraph
- LCD display for
  Engine RPM
  Starting air indication
  Starting air start/stop control, if applicable by the maker
  Load indication
  Remote control alarm/status indication
  M/E safety and control function
  Governor control and alarm/status indication
  Lever RPM from manoeuvring handle
- Push button with lamp for
  Cancellation of shut down/slow down
  Transfer of control position
  Alarm acknowledge
  Buzzer stop
- M/E emergency stop button with cover
- Alarm buzzer
- Telegraph buzzer

Buzzer stop push button
Flicker stop push button
Buzzer & lamp test push button
ME running hour meter
Propeller shaft revolution indicator
Propeller shaft revolution counter
M/E turbocharger tachometer
M/E fuel pump mark indicator
Automatic telephone (2)
Duty engineer selection button or switch
Level gauges
Pressure gauges
Rudder angle indicator
Fire alarm push button
General alarm push button
22 inch TFT-LCD with operator control panel (2)
Alarm printer and log printer
Clock
Viscosity controller
Steering gear alarm and indicating panel
Indicating panel for centralized alarm system
Main air compressor indicating lamp and start/stop switch
E/R deadman alarm panel
M/E bearing wear monitoring
Oil mist alarm indication panel

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TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT / CHEMICAL TANKER

8.7 CONTROL AND SUPERVISING PANEL IN NAVIGATION SPACE

Console and panels incorporating electric equipment to be provided and installed in the wheelhouse as specified below.

8.7.1 NAVIGATION AND MANOEUVRING WORKSTATION (BRIDGE CONTROL CONSOLE)

The following instruments and equipment to be installed on the bridge control console.

Bridge manoeuvring unit with engine telegraph:
- Combined telegraph and manoeuvring handle
- Sub telegraph
- LCD display for
  - Engine RPM
  - Starting air indication
  - Load indication
  - Remote control alarm/status indication
  - M/E safety and control function
  - Governor control and alarm/status indication
  - Lever RPM from manoeuvring handle
- Push button with lamp for
  - Cancellation of shut down/slow down
  - Transfer of control position
  - Alarm acknowledge
- M/E emergency stop button with cover

Alarm lamps
Buzzer stop push button
Flicker stop push button
Buzzer & lamp test push button
Dimmer switches for instrument lights
Whistle controller
Master switch for general alarm
Fire alarm push button
Buzzer for hospital alarm
Remote stop push button for accommodation fans
Remote start/stop push button with running lamp for main fire pump
Steering gear alarm and indicating panel
Automatic telephone
VHF radio telephone
Window wiper controller
Extension alarm & engineer calling panel
IGG bridge panel
Remote control unit of public address system
Bridge navigation watch alarm panel
Two (2) Radar display unit
Two (2) ECDIS (Electronic chart display and information system)
22 inch TFT-LCD for cargo tank pressure alarm and monitor display
Power on/off switch for E/R Oily water separator

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TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT / CHEMICAL TANKER

8.7.2 MEASURING INSTRUMENT PANEL

One(1) measuring instrument panel to be provided at the upper part on wheelhouse front wall center.

The following instruments to be mounted on the measuring instrument panel with the respective dimmer switches fitted on the bridge control console.

Propeller shaft revolution indicator
Rudder angle indicator
Electric crystal clock
Ship speed indicator
Wind velocity and direction indicator
Clinometer

8.7.3 WHEELHOUSE GROUP PANEL

One(1) wheelhouse group panel to be provided on the suitable position of wheelhouse rear wall and the following panels to be mounted.

Navigation lighting panel
Signal lighting panel
Flood lighting panel
Navigation distribution board
Lighting distribution board

HMD

8.7.4 CHART TABLE

One(1) chart table to be provided in the wheelhouse and the following instruments to be mounted.

Course recorder
Master clock with slave clock control panel
Echo sounder main unit
DGPS(2)
Speed log main display unit
Chart table lights with dimmer (2)
Weather facsimile receiver
Navtex receiver

8.7.5 RADIO EQUIPMENT

Radio equipment to be provided in the wheelhouse. (Refer to Section 9.8)

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TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT / CHEMICAL TANKER

8.8 ALARM AND MONITORING SYSTEM FOR MACHINERY SPACE

8.8.1 ALARM AND MONITORING SYSTEM

1) GENERAL
An alarm and monitoring system to be provided in the engine control room.

Functions of the system to be as follows:

(1) Monitoring and displaying analogue parameters

(2) Alarm by visual and audible signals for analogue and on/off parameters

The system to be fed from AC 220V main supply with DC 24V back-up from the distribution board inside engine control console (dual power with automatic changeover).

2) FUNCTION
(1) Alphanumeric data display on the TFT-LCD by the operating panel
* Data display
* Group display
* Change display
* Trend display
* System status display
Other display functions to be in accordance with the maker's standard.

(2) Alphanumeric alarm display
The specified analogue and on/off input channels (Refer to the list of remote indication and alarm in ECR) to be monitored sequentially and if the monitoring point becomes abnormal condition, the alarm to be displayed on the TFT-LCD with following functions.

Item	Condition	Alarm channel	Buzzer
Press., Temp., Level and Others	Normal	Off	Silent
	Abnormal	Flicker	Ring
	Pushing buzzer stop button	Flicker	Silent
	Pushing flicker stop button	Steady	Silent
	Return to normal	Off	Silent

(3) Self-checking function
The monitoring system itself to be monitored as per the maker's standard.

(4) Print function

(5) Mimic display
Simplified mimic diagrams to be displayed for the system as per the maker's standard.
Mimic display to be similar to H.2648 within applicable items in this specification.

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TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT / CHEMICAL TANKER

(6) Alarm extension
(combined with engine officer calling alarm system)

Alarms on this system to be grouped into six (6) and extended to the wheelhouse, chief engineer's day room, duty engineer's cabins (2nd, 3rd and 4th engineer) and public room as follows:

Alarm groups: 1. Main engine 2. Generator engine
3. Aux. machinery 4. Fire
5. Tank and bilge 6. Electric

Location	Bridge control Console	Chief engineer day room	Duty (2nd,3rd and 4th engineer's cabin)	Officer mess room, Officer rec. room, Crew Mess room, Ship's office & cargo control room
Engine room alarm (lamp)	O	O with time delay	O	O
Fire alarm (lamp)	O	O	O	O
Buzzer	O	O	O	O
Lamp test (push button)	O	O	O	O
Buzzer stop (confirmation push button)	O	O	O	O
Duty indication (lamp)	3 (2nd,3rd and 4th engineer's cabin)	3 (2nd,3rd and 4th engineer's cabin)	O	3 (2nd,3rd and 4th engineer's cabin)

Alarm buzzer to be provided as follows:

1 - Chief engineer's bed room
1 - 2nd engineer's bed room
1 - Gymnasium

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TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT / CHEMICAL TANKER

3) COMPONENT

The system to consist of following components:

(1) Data processing unit

The data processing unit to be provided as per the maker's standard and the requirements of the Classification Society.

(2) Display unit

Two(2) ***23*** inch TFT-LCD for engine room alarm monitoring system to be provided in the engine control room console, one for monitoring system and the other for displaying alarm status, but both functions to be interchangeable.

The monitors to be operated by the respective operating panels.

(3) I/O unit

The signal input/output unit to be provided in the engine room.

(4) Alarm and data logging printer

One(1) alphanumeric printer for alarm and data logging to be provided on the engine control room console.

HMD

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TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT / CHEMICAL TANKER

8.8.2 REMOTE INDICATION AND ALARM

8.8.2.1 GENERAL

The engine room alarm and monitoring system to be designed based on the list of remote indication and alarm in ECR and before-mentioned description.

Abbreviations

ECR	:	Engine control room
ECC	:	Engine control console
BCC	:	Bridge control console
IND	:	Indication
AL	:	Alarm on TFT-LCD
C	:	Read by TFT-LCD on demand
I	:	Read by individual indicator
F	:	Failure alarm
H	:	High alarm
L	:	Low alarm
A	:	Abnormal alarm
AS	:	Abnormal stop alarm
O	:	To be provided

HMD

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TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT / CHEMICAL TANKER

8.8.2.2 LIST OF REMOTE INDICATION AND ALARM IN ECR

ITEM			ECR		REMARKS
			IND	AL	
<MAIN ENGINE>					
Cooling water					
Jacket cooling fresh water	inlet	press.	C,I	L	
	outlet	temp.	C	H*1	*1 One sensor for each cylinder
Air cooler C.F.W. inlet		press.	C	L	
Cooling F.W expansion tank		level		L	
Lub. oil					
Engine inlet		press.	C,I	L	
		temp.	C	H	
Piston cooling oil outlet		temp.	C	H*1	
		flow		L*1	
Thrust pad		temp.	C	H	
Main L.O. auto filter differential		press.		H	
Turbo charger lub. oil inlet		press.	C	L	
Turbo charger lub. oil inlet		temp.	C	H	
Turbo charger lub. oil outlet		temp.	C	H	
Cylinder lubrication				F	
Crank case		oil mist		H	
Water content in oil				H	
Main bearing temperature		***temp***		***H***	
Fuel oil					
Engine inlet		press.	C, I	L	
		temp.	C	H	
		viscosity	I	H/L	
Fuel oil auto. filter differential		press.		H	
Leakage oil alarm tank		level		H	
Air and exhaust gas					
Starting air before engine		press.	C, I	L	
Control air supply		press.	C, I	L	
Scavenging air space		temp.	C	H*1	
Scavenging air receiver		press.	C, I		
Exh. gas cyl. outlet		temp.	C	H*1,3	*3 Deviation alarm from average
Exh. gas turbocharger outlet		temp.	C	H	
Manoeuvring and others					
Engine telegraph system		power		F	
Engine start				F	
Engine emergency stop				AS	
Wrong way				O	
Overspeed				O*5	*5 Trip alarm

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TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT / CHEMICAL TANKER

ITEM			ECR		REMARKS
			IND	AL	
Control system				F	
Engine slow-down				O	
Engine shut-down				O	
<BOILER PLANT>					*1 Common alarm in ECR and individual alarm on the local control panel
Fuel oil inlet		press.		L*1	
		temp.		H/L*1	
Water in drum		level	I	H/L*1	
Steam		press.	I	H/L*1	
Flame				F*1	
Exh. gas outlet		temp.		H	
Control system		power		F*1	
Forced draft fan				AS*1	
Feed water		oil content		H	
<AUXILIARY DIESEL ENGINES>					
Jacket cooling fresh water	inlet	press.	C	L	
	outlet	temp.	C	H	
Lub. oil engine inlet		press.	C	L	
		temp.	C	H	
Lub. oil sump tank		level		L	
Fuel oil engine inlet		press.	C	L	
Fuel oil leakage tank		level		H	
Exh. gas turbocharger inlet		temp.	C	H	
Starting air inlet		press.		L	
Engine start				F	
Overspeed				O*2	*2 Trip alarm
Control system				F	
<SWITCHBOARD AND ALTERNATORS>					*1 Common alarm for switchboard *2 On the switchboard
Air circuit breaker		trip		A*1	
Voltage			I*2	H/L*1	
Current			I*2	H*1	
Frequency			I*2	H/L*1	
Preferential trip				O*1	
Earth leakage				O*1	
DC 24V control		power		F*1	
ACB non close				O*1	
Stator winding		temp.	C	H	

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TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT / CHEMICAL TANKER

ITEM		ECR IND	ECR AL	REMARKS
<EMERGENCY GENERATOR>				
Lub. oil engine inlet	press.		L*1	*1 Common alarm in ECR and individual alarm on local control panel
	temp.		H*1	
Cooling water	temp.		H*1	
Engine start			F*1	
Overspeed			O*1	
Fuel oil tank	level		L	
Emergency switchboard	control		A	
<MISCELLANEOUS>				
Fuel oil				
H.F.O. service tank	level	C	L	
	temp.	C	H	
H.F.O. settling tank	level	C	H/L	
	temp.	C	H	
F.O. overflow tank	level	C	H	
H.F.O. bunker tank	level	C	H/HH*1	*1 Independent high level
	temp.	C	H	
M.G.O. service tank	level	C	L	
M.G.O. storage tank	level	C	H/HH*1	
M.G.O. service tank for H.P.U	level		H/L	
Emergency G/E gas oil tank			***H/L***	
Incinerator M.G.O tank.			***H/L***	
H.F.O. purifier			A	
H.F.O. purifier inlet	temp.	C	H/L	
Lub. oil				
L.O. purifier			A	
L.O. purifier inlet	temp.	C	H	
Main L.O. settling tank	level		H	
Main L.O. sump tank	level		L	
Main L.O. storage tank	level		L	
M/E recess	level		H	
G/E L.O. storage tank	level		L	
Cylinder oil measuring tank	level		L	
S/T L.O. sump tank	level		L	
S/T L.O. gravity tank	level		L	
Aft seal tank	level		L	
Others				
F.W. generator distilled water	salinity		H	
Engine room bilge wells	level		H	
Bilge water holding tank	level		H	
Oily bilge tank	level		H	

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TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT / CHEMICAL TANKER

ITEM		ECR		REMARKS
		IND	AL	
Bilge water separator	oil content		H	
Sludge tank	level		H	
Incinerator W.O. tank	level		L	
Stern tube bearing	temp.	C	H	
Intermediate shaft bearing	temp.	C	H	
Em'cy shut-off valve air bottle	press.		L	
Fire			O	
Fire detection system			A	
Local fire fighting system			A	
CO_2 system			A	
Compressor for main air-cond. system			A	
Compressor for prov. ref. plant			A	
Auto pilot system			A	
ECC AC source fail			F	
ECC DC source fail			F	
AMS power fail			F	
Main air compressor			A	
Working air compressor			A	
Steering gear motor no volt.			A	
Steering gear motor overload			O	
Steering gear motor phase Failure			F	
Steering gear control power failure			F	
Steering gear hyd. oil tank	level		L	
Steering gear control system			A	
Sewage treatment			A	
Tank level system abnormal			A	
Ref. chamber	temp	C	H	
Em'cy fire pump space bilge	level		H	
Bosun store bilge	***level***		***H***	

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TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT / CHEMICAL TANKER

9 - ELECTRICAL EQUIPMENT AND SYSTEM

9.1 GENERAL

The electrical installation to comply with the Rules and the Regulations specified in this specification.

If any items in other sections of this specification necessitate the installation of electrical equipment not mentioned in this specification, such equipment to be provided by the Builder in accordance with similar equipment mentioned in this section.

The type and construction of electrical equipment incorporated or packed with the appliance to be in accordance with the maker's standard unless specially described and may be changed by the maker's model change.

Electrical equipment to conform to Korean Standard(KS) and Japanese Industrial Standard(JIS) or equivalent with which they are associated.

Electrical systems and equipment to be easily accessible and installed in well-ventilated positions apart from inflammable material.

In general voltage, frequency and phase to be as follows:

- Generator	450V, 60Hz, 3Ph
- Power equipment	440V, 60Hz, 3Ph
- Heater	440V, 60Hz, 3Ph or 1Ph 220V, 60Hz, 3Ph or 1Ph
- Galley and laundry equipment	440V, 60Hz, 3Ph or 1Ph 220V, 60Hz, 3Ph or 1Ph
- Main lighting	220V, 60Hz, 1Ph
- Transient emergency lighting	DC 24V
- Navigation and radio equipment	440V, 60Hz, 3Ph or 1Ph 220V, 60Hz, 1Ph or DC 24V
- Control and monitoring	440V, 60Hz, 1Ph 220V, 60Hz, 1Ph or DC 24V
- Intercommunication system	220V, 60Hz, 1Ph or DC 24V

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TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT / CHEMICAL TANKER

9.1.1 OPERATION CONDITION

1) In general electric equipment to be designed for the following ambient temperature.

   32℃: Sea water
   45℃: Air
   50℃: Rotating machine for motor and generator
   36℃: Fresh water

   Where ambient temperature is in excess of the above described values, the permissible temperature rise for the equipment not to exceed the values specified by the Rules and the Regulations.

   Additional air flow to be considered for electric cabinet and equipment to avoid overheating.

2) Voltage and Frequency

   The electric equipment to function at variations of:

   Frequency : ±5 % under steady state
   ±10% under transient state
   Voltage : +6%/-10% under steady state
   +20%/-15% under transient state

HMD

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TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT / CHEMICAL TANKER

9.1.2 INSPECTION AND TEST

The electric equipment to be inspected and tested in accordance with the Rules, Regulations and the Builder's usual practice.

1) Maker's Shop Test

Shop test for main diesel generators and the main switchboard to be carried out at the maker's shop under attendance of the Buyer's representative and test records to be submitted to the Buyer.

2) Onboard Test

After the completion of installation, the electric equipment to be visually inspected and functionally tested in accordance with the Rules and the Regulations.

The inspection and/or test to be as follows:

(1) Generator and switchboard :

The electric load test for diesel generators onboard to be carried out by means of the water resistor on the shore.

(a) Load test (100% for 1 hour)

(b) Test for instantaneous fluctuation of voltage and frequency
(The largest motor is thrown in and then suddenly thrown off.)

(c) Parallel running test with combination of the generators used under actual ship's operation.
The test for shifting the load from one diesel generator to another set to be carried out and vice versa.

(d) Protective relay test for generator
Over-current trip, reverse power trip, and under-voltage trip for each generator to be demonstrated.

(2) Motor:

Motors together with their associated control gears to be run under normal operating conditions to make sure of the performance.

(3) Lighting equipment:

On/off tests to be carried out for lighting equipment including navigation, signal and search lights.

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TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT / CHEMICAL TANKER

(4) Interior communication and navigation equipment:

Interior communication and navigation equipment to be tested to ascertain the specified functions.

(5) Radio equipment:

To obtain the safety radio certificate, the inspection and test of radio equipment to be carried out by the Authority.

(6) Insulation resistance:

Insulation resistance to be measured for the required electric systems.

(7) Voltage drop:

Voltage drop to be measured for several circuits which are subject to excessive voltage drop in normal service.

HMD

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TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT / CHEMICAL TANKER

9.1.3 APPLICATION OF ELECTRIC EQUIPMENT

1) Air circuit breaker (ACB)

Air circuit breakers to be used for protection of the generators.

2) Moulded case circuit breaker

Moulded case circuit breakers to be used for protection of feeder circuits and fitted with magnetic instant trip, thermal trip, shunt trip coil and/or under voltage trip coil according to the respective applications.

3) Meter

Meters fitted on the motor control gears and the main switchboard to be of maker's standard type and size.

Running hour counters to be 6 digits type.

4) Lamp and lamp holder

(1) Indicating lamp and pilot lamp:

Indications and pilot lamps to be L.E.D type if applicable.

Otherwise, indicating lamps, pilot lamps and lamp holders fitted on the switchboard and motor control gears to be of maker's standard type.

(2) Fluorescent lamp:

Fluorescent lamps to be of hot cathode straight line tube type.

The color of fluorescent lamps to be white

Lamp holders to be as follows:

-Medium two pin type : Lamps above 8 W

-Miniature two pin type : Lamps of 8 W and below

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TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT / CHEMICAL TANKER

9.1.4 COLOR SCHEME AND PAINTING

In general electric equipment to be painted and finished in accordance with the maker's standard except panels specified below:

Panel name	Painting color	Surface of panel
Main switchboard Emergency switchboard Group starter panel (*1) Distribution board	RAL 7032	Epoxy polyester
ECR console	RAL 7032(frame part) & Munsell No. 5.4PB 2.8/3.0 (operation part)	Epoxy polyester
Bridge control console	RAL 7032(frame part) & Munsell No. 5.4PB 2.8/3.0 (operation part)	Epoxy polyester
W/H group panel	RAL 7032	Epoxy polyester

*1 : Starters and control panels supplied by each equipment maker to be painted in accordance with the maker's standard.

Standard color of indicating lamps:

Power	White
Running	Green
Stand-by	Yellow
Alarm	Red
Space heater ON	Blue

AHMD

9.1.5 NAME PLATE

Language to be in English.

Material of name plate to be as follows:

For rotating machine	SUS 316
For controller and panel	Enclosed space : Phenol resin plate
	Exposed space : SUS 316
For others	Polycarbonate

Name plates of SUS316 to be screwed or riveted, except those from equipment which is Maker's standard and those of polycarbonate material.

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TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT / CHEMICAL TANKER

9.2 ELECTRIC POWER SUPPLY EQUIPMENT

9.2.1 MAIN GENERATOR

Three(3) synchronous AC generators driven by diesel engines to be installed in the engine room.

As for the details of prime movers, refer to Section 7.

1) Particulars:

No. of set	Three(3)
Rated output	***1,000kW***
Rated voltage	AC 450V
Frequency	60Hz
No. of phase	3Ph
Power factor	0.8(lagging)
Revolution per minute	Max. 900RPM
Rating	Full load continuous
Insulation (Rotor & Stator)	Class "F"
Enclosure	IP23
Painting color	***Munsell No. 7.5 BG 7/2***

2) Service condition:

	No. of running generator
Normal sea-going	One(1)
Port in/out	Two(2)
Cargo handling with Ballast treatment	***Two (2)***
Rest in port	One(1)

Electric load analysis to be submitted for the above mentioned operating conditions of the vessel as per the drawing approval schedule.

3) Construction and associated apparatuses:

(1) Construction

The generators to be of semi-enclosed drip-proof and self-ventilated construction.

The generators to have star connected winding without earthing of neutral point.

(2) Bearing

The bearing of generator to be of single bracket type and arranged for self-contained ring lubrication.

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TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT / CHEMICAL TANKER

(3) Generator protection

Means to be provided to prevent ill effect of flow current circulating between the shaft and the bearing in accordance with the maker's standard.

Resistance bulbs (PT 100 ohm) to be fitted for detecting stator winding temperature, two per phase (1- working, 1- spare) and temperature to be indicated on the TFT-LCD of the alarm and monitoring system.

(4) Space heater

Each generator to have a single phase space heater to prevent the condensation of moisture when the generator is not in use.

The space heater circuits to be interlocked with the generator air circuit breakers, and indicating lamps for space heaters to be fitted on the main switchboard.

4) Excitation:

The generator exciting system to be of self-exciting brushless type with an automatic voltage regulator.
The automatic voltage regulator (AVR) to be fitted ***in the main switchboard.***

The voltage of each generator to be adjusted manually by the voltage setting rheostat on the main switchboard.

5) Parallel operation

Damper winding and current compensating unit to be provided so that generators can be run continuously in parallel each other.

6) Control and operation

Refer to Section 8.3.3.1

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TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT / CHEMICAL TANKER

9.2.2 EMERGENCY GENERATOR

One(1) emergency generator driven by diesel engine to be provided in the emergency generator room.

A space heater to be provided for the emergency generator.

The emergency generator not to be operated in parallel with main generators.

The generator to be automatically started by the battery in the event of voltage failure of normal AC 440V system and to be manually stopped in the emergency generator room.

Secondary starting facility to be provided in accordance with the maker's standard.

Particulars:

Rated output	120 kW
Rated voltage	AC 450V
Frequency	60Hz
No. of phase	3Ph
Power factor	0.8(lagging)
Revolution per minute	1800RPM
Insulation	Class "F"
Enclosure	IP23
Rating	Full load continuous
Excitation	Brushless

For minimizing water ingress into emergency generator room, ventilators and doors to be in accordance with ICLL requirement. The position of ventilator and fans to be discussed at detailed design stage.

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TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT / CHEMICAL TANKER

9.2.3 TRANSFORMER

Transformers to be drip-proof, dry type, natural air cooled and class "F" insulation and located in the dry, clean and well ventilated space.

9.2.3.1 MAIN TRANSFORMER

Two(2) main transformers of 120kVA, AC 440/230V, 3Ph to be provided for normal 220V consumers in the machinery space and the accommodation. One of them to be a stand-by.

9.2.3.2 EMERGENCY TRANSFORMER

Three(3) emergency transformers of 10kVA, AC 440/230V, 1Ph to be provided for emergency use (Connection to be delta-delta).

9.2.4 SHORE CONNECTION BOX

A shore connection box to be integrated in the emergency switchboard and to be rated AC 440V, 3Ph, 60Hz, 800A

The shore connection box to consist of a triple pole moulded case circuit breaker, phase sequence indicator, kWH-meter and terminals for portable shore cables.

Shore power to be interlocked with ship's electric power so as not to be operated in parallel.

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TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT / CHEMICAL TANKER

9.2.5 STORAGE BATTERY

Batteries (maintenance free) to be of GEL type and not wet cell type.

9.2.5.1 GENERAL USE BATTERY

One(1) general use battery to be provided in the battery room for instrumentation of engine part, interior communication systems and transient emergency lights.

Particulars:

Type	Lead-acid sealed type
Rated voltage	DC 24V
Capacity	300AH
Rating	10 hours discharge

9.2.5.2 EMERGENCY BATTERY

One(1) set emergency battery with a battery charger to be installed in the emergency generator room for starting of the emergency generator as per the maker's standard. (Lead-acid sealed type)

9.2.5.3 RADIO BATTERY

One(1) set radio battery with a battery charger to be installed in the battery room for radio equipment as per the maker's standard. (Lead-acid sealed type)

HMD

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TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT / CHEMICAL TANKER

9.3 DISTRIBUTION AND EQUIPMENT

9.3.1 GENERAL

In general the power distribution system to be of radial configuration, with floated neutral, three wires and three phase supply.

Motors for engine room auxiliaries to be fed from the main switchboard via group starter panels as far as practicable.

The cables for duplicated steering gear motors to be separated throughout their length as widely as practicable.

Galley equipment and fans to be fed from distribution boards which are connected to the main switchboard.

Nautical instruments, interior communication equipment, general use battery charger, GMDSS and Navigation equipment to be connected to distribution board fed from main switchboard and emergency switchboard respectively with automatic change over switch.

Lighting systems to be divided into the deck part lighting system and the engine room lighting system, and lighting fixtures to be connected to distribution boards fed from the main switchboard or the emergency switchboard.

Navigation lights to be connected to the navigation lighting panel which is fed from the emergency switchboard.

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TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT / CHEMICAL TANKER

9.3.2 MAIN SWITCHBOARD

9.3.2.1 GENERAL

The main switchboard to be of self-supported, steel plated and dead front type.

Generator circuits to be protected with air circuit breakers and feeder circuits to be protected with moulded case circuit breakers (no-fuse breaker).

In general insulating material in the main switchboard to be as per the maker's standard.

The main switchboard to consist of substantial angle steel framework and steel plate, and to be provided with the following:

- Hinged doors for access to inside equipment
- Louver boards for ventilation
- Bottom and upper hole with suitable provision for cable leading
- Surface of panel finished with polyurethane paint
- A metal hand rail covered with insulating material at the front and rear of the switchboard

Provision for synchronizing and parallel running of main generators to be arranged.

Bolts and screws used in connection of current carrying conductors to be adequately locked with lock nuts and spring washers.

The entire bus-bar system including supports and insulation to be designed so as to withstand the short circuit thermal and magnetic stress to max. estimated fault level on the main bus-bar.

The bus-bar to be of hard-drawn high conductivity copper.

When the generators are overloaded above the preset value for preset duration, non-essential loads to be preferentially tripped.

Consumers connected to 440V feeder panels to be symmetrically arranged as far as practicable.

The instruments to be red marked for nominal value on dials.

The front and rear maintenance type main switchboard to be provided as follows.

- Front access : Breakers
- Rear access : Cable connections

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TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT / CHEMICAL TANKER

9.3.2.2 DEVICE AND INSTRUMENT

1) Air circuit breaker (draw-out type)

Air circuit breakers to be of motor operated type and controlled by a control switch, and in addition a manual operating handle to be provided.

The air circuit breakers to have the over-current trip device for long time and short time inverse action, and the magnetic coils for instantaneous trip and under-voltage trip.

The generators to be protected against reverse power by the under-voltage device connected to the reverse power relay.

The air circuit breaker to be capable of maintenance at the front of the main switchboard.
The air circuit breaker to have interrupting capacity enough against short circuit current.

2) Bolted bus link

The bolted bus link to be provided in order to isolate the bus-bar between the generator panel and the 440V feeder panel.

3) Moulded Case Circuit Breaker

The moulded case circuit breaker to be provided with an instantaneous magnetic trip device and an inverse time thermal over-current trip device.

The breakers to have interrupting capacity enough against short circuit current.

The breakers to be of plug-in type so that the breakers can be removed from the panel front without de-energizing the main bus-bar.

The breakers for preferential trip or emergency stop to have the under-voltage trip coil or shunt trip coil.

The each phase of breakers to be isolated electrically but closing of breakers to be operated simultaneously.

4) Meter

The voltmeters, ammeters and watt meters to be of moving iron type or maker's standard, and the frequency meters to be of pointer indicating type or maker's standard.

The meters to be of class 1.5 and to have a scale of the following range with red color mark at rated value.

Voltmeter	0 to abt. 120% of rated voltage
Ammeter	0 to abt. 130% of rated current
Wattmeter	- 15% (reverse power) to abt. 130% of rated wattage
Frequency meter	55 - 65Hz

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TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT / CHEMICAL TANKER

5) Name plate

Name plates to be fitted on panels and the following to be written:
- Name of feeder, frame size, setting value of trip
- Size of cable in case of moulded case circuit breaker

On main switchboard the following name plates to be added in the appropriate positions:

- Start sequence
- Delay time start
- Preferential trip
- CO2 trip
- Emergency stop

6) Pilot lamps to be of maker's standard.

9.3.2.3 PANEL ARRANGEMENT

The main switchboard to consist of three(3) generator panels, one(1) synchronizing panel, one(1) bus-tie panel, two(2) 440V feeder panels and one(1) 220V feeder panel.

The generator panels and the synchronizing panel to be positioned between 440V feeder panels so that either of essential motors can be energized from one feeder panel even if the other feeder panel is damaged.

9.3.2.4 GENERATOR SECTION

Each generator panel to be provided with the following devices:

1 - Air circuit breaker (draw-out type)
1 - Ammeter with a changeover switch
1 - Voltmeter with a changeover switch
1 - White lamp for generator running
1 - Green lamp for air circuit breaker ON
1 - Space heater on/off switch
1 - Blue lamp for space heater ON
1 - Voltage adjuster
1 - Reverse power relay
1 - Over-current relay for preferential trip
1 - Start/stop switch
1 - Running hour meter
1 - kW meter
1 - Red lamp for high voltage
1 - Red lamp for low frequency
1 - Red lamp for low voltage
1 - Red lamp for preferential trip
1 - Red lamps for air circuit breaker non-close
1 - Red lamps for air circuit breaker abnormal trip
1 - Auto/manual synchronizing selector switch
1 - Red lamp for synchronizing failure

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TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT / CHEMICAL TANKER

9.3.2.5 SYNCHRONIZING PANEL

The synchronizing panel to be provided with the following devices:

1 - Automatic synchronizing apparatus
1 - Automatic load sharing apparatus
1 - Synchroscope
3 - Synchronizing lamps
1 - Indicator lamp for emergency generator auto stand-by
1 - Indicator lamp for emergency generator run
1 - Frequency meter (dual)
1 - Voltmeter (dual)
1 - Selector switch for voltmeter and frequency meter
3 - Governor control switches
3 - Air circuit breaker control switches
1 - White lamp for shore source receiving
1 - Lamp test switch
1 - Stand-by generator selector switch
5 - Red lamps for insulation level low alarm for main 440V feeder panel, main 220V feeder panel, em'cy 440V feeder panel, em'cy 220V feeder panel and DC 24V distribution board

9.3.2.6 440V FEEDER PANEL

Feeder breakers of which number and size to be decided at detail design stage

9.3.2.7 220V FEEDER PANEL

1 - Ammeter (for transformer) with a changeover switch
1 - Voltmeter with a changeover switch
1 - Insulation resistance meter
- Feeder breakers of which number and size to be decided at detail design stage

The 220V feeder panel may be separately provided and combined with engine room lighting distribution board.

9.3.2.8 BUS TIE PANEL

1 - Air circuit breaker
1 - Green lamp for air circuit breaker ON
1 - Insulation resistance meter

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TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT / CHEMICAL TANKER

9.3.3 EMERGENCY SWITCHBOARD

The emergency switchboard of dead front, drip-proof and front maintenance type to be installed in the emergency generator room.
The construction, device and instrument to be similar to the main switchboard.

The emergency switchboard to consist of the following panels.

- Emergency generator panel
- AC 440V emergency feeder panel
- AC 220V emergency feeder panel

9.3.3.1 EMERGENCY GENERATOR PANEL

The generator panel to be provided with the following devices:

1 - Air circuit breaker
1 - Air circuit breaker for normal-emergency source transferring
1 - Voltmeter with a changeover switch
1 - Ammeter with a changeover switch
1 - Frequency meter
1 - Wattmeter
1 - White lamp for generator running
1 - Red lamp for air circuit breaker OFF
1 - Green lamp for air circuit breaker ON
1 - Blue lamp for space heater ON
1 - Space heater On/Off switch

9.3.3.2 AC 440V EMERGENCY FEEDER PANEL

The feeder panel to be provided with the following devices:

1 - Insulation resistance meter

Feeder breakers of which number and size to be decided at detail design stage, including the following:

- Steering gear (one set)
- Emergency fire pump
- Emergency air compressor
- G/E MGO flushing pump (two set)
- Engine room vent. fan (one set)
- Steering gear room fan
- Transformer for emergency use
- Charger for battery
- Electric whistle
- CO2 room exh. fan

Followings to be connected to AC 440V emergency feeder panel. However, the power consumption of them not to be considered in electric load analysis.

- ***Socket for welding machine***
- ***Lathe***
- ***Grinding machine***
- ***G/E pre-lubricating pump (three sets)***

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TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT / CHEMICAL TANKER

9.3.3.3 AC 220V EMERGENCY FEEDER PANEL

The feeder panel to be provided with the following devices:

1 - Ammeter with a selector switch for reading each phase current of the emergency transformer secondary circuit
1 - Voltmeter with a selector switch
1 - Insulation resistance meter

Feeder breakers of which number and size to be decided at detail design stage, including the following:
- Distribution boards for emergency lights
- Navigation lighting panel
- Engine control room console
- Fire alarm control panel
- Navigation distribution board

9.3.4 DC 24V SWITCHBOARD

One(1) battery switchboard to be provided for charging and discharging of battery, and distributing DC 24V source to the lighting and interior communication equipment.

The battery switchboard to be of dead front and self-supporting type and to be such an arrangement that the battery can be float charged. Charging voltage to be manually controlled by tap changing of transformer primary side.

Particulars:

No. of set	One(1)
Primary voltage	AC 440V, 3Ph, 60Hz
Max. charging voltage	22 - 35V

The board to be fitted with the following instruments and devices.

1 - Voltage adjuster
1 - DC voltmeter
1 - DC ammeter for discharging current
1 - DC ammeter for charging current
1 - Source pilot lamp
1 - Insulation resistance meter
- Fuses of which number and size to be decided at detail design stage

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TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT / CHEMICAL TANKER

9.3.5 DISTRIBUTION BOARD, CONNECTION BOX AND BRANCH BOX

The distribution board fitted in the engine room, the steering gear room, stores and other similar places to be of drip-proof type.

Distribution boards in the accommodation to be of non-watertight flush mounting type or surface mounting type according to their locations.

Distribution boards for 440V power circuits to be provided with moulded case circuit breakers.

Distribution boards for 220V lighting and communication circuits to be provided with moulded case circuit breakers.

Distribution boards to be fitted with nameplates describing each branch circuit.

In general branch boxes to be used in order to branch the final lighting circuits.
Connection boxes to be used for connecting the multi-conductor interior communication cables.

Connection boxes and branch boxes to be of drip-proof or waterproof construction according to their locations and made of synthetic resin, stainless steel or brass for exposed deck, and welded steel sheet, cast iron and/or synthetic resin elsewhere.

Cable penetrations to the distribution board in the machinery space to be normally arranged in the bottom part with securing devices.
Cable coaming with sealing compound or cable gland to be used for cable penetrations where required drip-proof.

The cables for receptacles and lights in accommodation areas to be provided with earth wires in each cabin to ensure good earthing of electric equipment.

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TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT / CHEMICAL TANKER

9.3.6 SOCKET OUTLET

The socket outlet to be of DIN standard and synthetic resin.

Non-watertight type socket outlets to be installed in cabins, public spaces, inner passages, lockers, similar spaces and watertight type in the other spaces.

Socket outlets on exposed space on the upper deck to be protected with the steel box from mechanical damage.

In general socket outlets to be of three pole type, one pole of which to be served as earthling connection for metal frames of portable appliances.

In each inner passage and public space, suitable number of socket outlets for electric cleaner to be fitted and three(3) for miscellaneous purposes to be fitted in the wheelhouse.

Each one(1) socket outlet of two pole blade type for the electric shaver to be fitted on the mirror light in the cabin toilet.

Each two(2) double socket outlet to be fitted in cabins.

Each one(1) double socket to be fitted in the senior officer's day room and above the desk in the office.

Suitable number of watertight type socket outlets to be provided in the galley.

Each one(1) socket outlet for AC 220V to be provided in the following spaces:

AC 220V, watertight type:
Store and workshop in engine room, steering gear room, bosun store, air conditioning unit room and emergency generator room

AC 220V, non-watertight type:
Wheelhouse

Ten(10) socket outlets of watertight type to be fitted at the suitable positions in the engine room for portable lights and tools for AC 220V.

Power cut-off switch to be installed outside of the galley into accommodation space, for galley's power isolation in case of emergency.

One (1) 220V receptacle for general use in workshop of engine room to be connected to the emergency power source.

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TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT / CHEMICAL TANKER

9.3.7 LIGHTING SWITCH

Switches used for lighting branch circuits to be synthetic resin framed.

Switches fitted in cabins, public spaces, inner passages, lockers and similar spaces to be of non-watertight type.

Switches used for lighting branch circuit to be of double pole type.

Switches to be of surface mounting or flush mounting type according to the wall construction.

Switches for bed lights ***and desk lights*** to be fitted on the lighting fixtures.

Switches for ceiling lights in the rooms having separate day/bed section to be of two-way single pole type and ceiling lights to be switched on and off at two positions, one near the entrance door and the other near the bed.

For engine room lights and inside/outside passage lights in the accommodation, moulded case circuit breakers in the distribution boards to be used as switches.

Switches fitted on the exposed upper deck to be protected with the steel box to avoid mechanical damage.

Switches for explosion-proof lights to be of double pole type, and key handles for maintenance of explosion-proof lights to be provided.

HMD

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TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT / CHEMICAL TANKER

9.4 ELECTRIC MOTOR AND CONTROL GEAR

9.4.1 GENERAL

In general motors to be rated AC 440V, 3Ph except small motors which are rated AC 220V, 3Ph or 1Ph.

Motors to be of design and construction as specified below, however, motors which are parts of the maker's standard package unit for galley/laundry equipment, M/E turning gear, aux. blower, control air dryer, workshop machinery, domestic service or relatively small motors to be constructed in accordance with the maker's standard.

Control gears to be of design and construction as specified below, however, the control panels which have unique design for particular function to be of maker's standard.

Motors to be externally earthed with the correct cable size on main body and not on the junction box or motor's fan cover.

Control gears/distribution boards to be earthed according to the Classification Society Rules.

9.4.2 MOTOR

In general motors to be of semi-enclosed drip-proof type (IP23)

Motors located under the engine room low floor and the steering gear motor to be totally enclosed type (IP44), and motors exposed on weather to be weather-tight type (IP56).

The electric motor's rating capacity to be so designed that full load would be approx. 90% of the motor rated capacity, if applicable.

Motors to be of squirrel cage induction type unless otherwise specified.

Motor windings to be of class "B" or "F" insulation.

Motors to be rated for continuous full load duty except the following motors:

An hour	:	Turning gear
Half an hour	:	E/R overhead crane
200% 30 seconds 100% one hour 25% continuous	:	Steering gear
Maker's standard	:	Provision crane Hydraulic power pack unit Lifeboat davit Hose handling crane

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TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT / CHEMICAL TANKER

Pre-lubricated sealed type ball bearings to be used for motors in general except that radial ball bearings or angular contact bearings to be used for vertical type motors considering the thrust load according to the maker's standard.

Motors above 30kW in the engine room and motors on weather deck to be equipped with the space heater of which type to be element heating or winding heating according to the maker's standard.

9.4.3 CONTROL GEAR

Starters for vital service motors to be assembled in the group starter panels as far as practicable and the group starter panels to be located at both sides of the main switchboard.

The other ones to be located near the respective motors as local group starter panels or individual starters in the convenient way.

The starter for each motor to be built into the drip-proof enclosed steel cubicle with a hinged door and any cubicles to be capable of being checked safely without de-energizing adjacent other starters.

Local start/stop of motors except those of fans to be arranged where the motor is located away from the starter.
Selector switches of stand-by pumps in section 8.3.4 to be installed in each starter.

Starters to be of magnetically operated type in general, and to be equipped with the following devices:

Starters for motors above 0.5kW
- 1 - Disconnecting switch or M.C.C.B
- 1 - Magnetic contactor
- 1 - Thermal over current relay (for two phases)
- 1 - White source lamp
- 1 - Green running lamp
- 1 - Start and stop push button

Starters for motors above 0.2kW and up to 0.5kW
- 1 - Magnetic contactor
- 1 - Thermal over current relay (for two phases)
- 1 - Start and stop push button

Motors of 0.2kW and below to be manually operated by line switch.

In addition to the above, starters for motors of 7.5kW and above to be provided with an ammeter.

Starting method of motor to be of direct-on-line starting type, however compensating starting method may be adopted so as not to cause voltage drop on the main generator more than 15% of rated voltage when the large motors are started.

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TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT / CHEMICAL TANKER

Control circuit voltage to be AC 220V in general, but to be of maker's standard.

Pilot lamps on starters to be of maker's standard.

Starters for motors of steering gear and those for vital services to be provided with under-voltage release protection to permit these motors to be restarted automatically on restoration of power, and starters for other motors to be provided with under-voltage protection.

Each one (1) set of running hour meter to be provided for pumps in section 8.3.4 and all other motors ***5 kW and above***.

9.4.4 SPECIAL CONTROL PROVISION

1) Turning gear

   The turning gear to be controlled remotely by a portable push button box with 15m flexible cable, and two receptacles to be fitted in the engine room, one at upper floor and the other at lower floor.

2) Steering gear

   Steering gear motors to be operated both in the steering gear room and the wheelhouse, and the watching device to be provided in the wheelhouse and the engine control room.

3) Emergency stop

   (1) For fire
   Fans and fuel oil pumps to be stopped in case of fire.

   For ventilating fans and fuel oil pumps in the engine room and the boiler forced draft fan, each one(1) stop push button box to be fitted at the engine room entrance, foam & fire control station, and in the wheelhouse.

   For ventilating fans in the accommodation except small fans, one(1) stop push button box to be fitted in the wheelhouse.

   (2) Preferential trip
   When the generator becomes overload, non-essential motors and consumers to be automatically tripped by means of shunt trip or under-voltage trip of moulded case circuit breakers on the main switchboard or group starter panels.

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TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT / CHEMICAL TANKER

9.5 LIGHTING

9.5.1 GENERAL

The normal lights to be fed from AC 220V, 60Hz, 3Ph supply system and in general fluorescent lights to be fitted in the accommodation and the engine room.

The emergency lights to be fitted at stairs, exits, passageways, boat stations, wheelhouse, chart space, emergency fire pump space and engine room, for which power source to be fed from the main switchboard through the emergency switchboard but power source to be automatically fed from the AC 220V feeder panel of the emergency switchboard on failure of main power supply.

For transient illumination, battery lights to be provided and to be automatically switched on at the blackout of the vessel.

Lights for the machinery space to be arranged in such a manner that a failure of any one branch circuit not to cause any space to be entirely dark.

9.5.2 LIGHTING FIXTURE

The lighting fixtures fitted in the weather part to be waterproof and to have the cast brass, brass plate, stainless steel or synthetic resin body.

The lighting fixtures fitted inside to be non-waterproof or waterproof according to the respective locations and to have the cast iron or steel plate body finished with corrosion resistant paints.

Lighting fixtures fitted under the risk of mechanical damage to be protected with guards as for bulkhead or pendant light with polycarbonate globes as for fluorescent lights.

Lighting fixtures in the spaces where inflammable gases are likely to be accumulated to be of explosion-proof type.

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TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT / CHEMICAL TANKER

9.5.3 LIGHTING CONTROL

1) Deck floodlight:
Floodlights for deck illumination to be switched on/off from the wheelhouse group panel.

2) Lifeboat light:
Lifeboat launching lights to be switched on/off from the wheelhouse group panel and lifeboat launching emergency lights near the lifeboat launching area.

3) Engine room light:
The lights installed in the engine room to be switched on/off from the distribution boards mounted in the engine room.

4) Ceiling light:
In general ceiling lights in cabins and stores to be switched on/off by the switches fitted at the entrance.

The ceiling lights in the rooms having separate day/bed section to be switched on/off by single pole changeover switches fitted at the entrance and the bed.

5) Bed light ***and desk light:***
Bed lights ***and desk lights*** to be switched on/off by the switches fitted.

6) Passage light:
Passage lights in the accommodation to be switched on/off by the moulded case circuit breakers in each lighting distribution board.

Outside passage lights(normal and emergency) around the accommodation to be switched on/off from the wheelhouse group control panel.

7) Navigation light and signal light:

(1) Remote control from the wheelhouse
Navigation light & anchor light
N.U.C. (Not-Under-Command) light
Morse signal light
Steering light
Suez canal signal light
Dangerous cargo light
Constrained draft light
Restricted manoeuvrability light

(2) Local control
Daylight signal light
Suez canal search light

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TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT / CHEMICAL TANKER

9.5.4 GENERAL LIGHT

In general illumination level to be in accordance with the following standard.

The illumination level to be average figure measured before delivery of the vessel as specified below:

1) Cabins and spaces in the accommodation:
   At center part between the light and the wall and/or between lights at a height of 85cm above the floor.

2) Machinery spaces:
   At suitable working spaces and/or passage spaces between rather large machines at a height of 85cm above the floor.

Illumination level	Cabins or spaces
300 LUX	*On the desk of office*
200 LUX	On the desk of chart space Office space Galley Engine control room Workshop in engine room Ship's office & cargo control room
100 LUX	Chart space Ship's laundry Public space Cabin
50 LUX	Wheelhouse Engine room Steering gear room Bathroom in hospital Toilet Inner passage in accommodation Cargo manifold space Space of windlass and mooring winch operation Ballast water treatment room
30 LUX	Bosun store, locker and store
20 LUX	Outside passage around accommodation
10 LUX	Passage of upper deck

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TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT / CHEMICAL TANKER

9.5.4.1 CEILING LIGHT

Kind	Fluorescent light			Compact Fl. light		LED light
Protection	Globe			Globe +Guard	Globe +Guard	Globe +Guard
Enclosure	Non-watertight		Drip-proof	Watertight	Explosion-proof	Watertight
Wattage	40W 20W		40W 20W	20W	23W	
Application	Captain Class	Junior officer class	Galley	Outer passage	Battery room	Cold provisions chamber
	Senior officer class	Crew class	A/C unit Room	Funnel outside	Paint room	
	Officer's Rec. room	Crew's Rec. room	Engine room	Engine room Lower floor (Bilge well)		
	Wheel house & chart space	Crew's mess room	Bosun store			
	Hospital	Office space	Large locker & stores	Small lockers and stores (N.W.T.)		
	Engine control room	Gymnasi--um				
	Inner passage	Ship's office & cargo control room				

Six (6) lamps to be provided for night navigation in wheelhouse with dimmer switches.

9.5.4.2 DESK LIGHT

A 15W fluorescent light, table top stand type to be provided on the desk in each cabin.

9.5.4.3 BED LIGHT

An 8W fluorescent light, non-watertight without globe and bulkhead mounting type to be provided over the bed head in each cabin.

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TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT / CHEMICAL TANKER

9.5.4.4 MIRROR LIGHT

A 15W fluorescent light, drip-proof with globe and bulkhead mounting type to be provided in each toilet or bathroom.

9.5.4.5 INSTRUMENT LIGHT

Instrument lights with each dimmer switch to be provided for the magnetic compass, propeller shaft revolution indicator, rudder angle indicator and other nautical instruments in the wheelhouse.

9.5.4.6 CHART LIGHT

Two (2) 35W (halogen lamp) chart lights with each adjustable arm and dimmer switch to be fitted over the chart table.

9.5.4.7 SIGHT GLASS LIGHT

Sight glass lights to be provided for the suitable illumination of sight glass and level gauges.

9.5.4.8 SIGNAL LIGHT FOR REF. CHAMBER LIGHT

One(1) ref. chamber signal lighting panel consisting 5W red lights with 'on/off' switches to be installed in the entrance of ref. provision chamber.

This lighting panel may be incorporated in the ref. chamber fan control panel located at the entrance of the lobby.

9.5.5 TRANSIENT EMERGENCY LIGHT

Transient emergency lights to be provided in the following spaces and fed from the DC 24V general use battery automatically at the blackout of the vessel.
The lights to be combined in the general lights.

Chart space	10W	1
Wheelhouse	10W	1
Engine control room	10W	2
Beside main generator	10W	each one
Back of main switchboard	10W	2
Radio space	10W	1
Emergency generator room	10W	1
Accommodation at each corridor	10W	each one

One (1) DC 24V light fed from the radio battery to be fitted under the ceiling above the radio table or on the radio console.

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TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT / CHEMICAL TANKER

9.5.6 FLOODLIGHT

9.5.6.1 SODIUM FLOODLIGHT

4 - 400W(double) on navigation bridge fore
2 - 400W on fore mast forward
2 - 400W(double) on fore mast aft
2 - 400W(double) on upper deck(stbd) lighting post forward
2 - 400W(double) on upper deck(stbd) lighting post aft
2 - 400W(double) on upper deck(port) lighting post forward
2 - 400W(double) on upper deck(port) lighting post aft
2 - 400W on "A" deck aft
4 - 400W for engine room illumination
2 - 400W for funnel mark illumination
1 - 400W for life boat launching light
1 - 400W for life boat launching light (AC 220V emergency)

9.5.6.2 RESCUE BOAT & LIFE RAFT LAUNCHING LIGHT (HALOGEN FLOOD LIGHT)

1 - 500W at "A" deck (for rescue boat)
2 - 500W at "A" deck (AC 220V emergency)

9.5.6.3 SEARCH LIGHT

2 - 1000W search light swivel mounting type at the end of both bridge wings (to be used in common with accommodation ladder and cargo manifold area illumination)

9.5.6.4 SHIP NAME BOARD LIGHT

6 - 1 x 20W fluorescent light, each one on port & starboard name board

9.5.6.5 FORWARD LIFE RAFT LAUNCHING LIGHT

Forward life raft launching light to be provided as following.

1 - Portable flood light (explosion proof type, without guard) including 40m cable and plug
1 - Receptacle for emergency source in companion way
2 - Lighting post (swivel arm type)

9.5.7 PORTABLE LIGHT

AC 220V 11W Compact fl. lamp:
2 - Watertight type with 15m cord
2 - Non-watertight type with 15m cord

9.5.8 NAVIGATION LIGHT AND SIGNAL LIGHT

Navigation lights, anchor lights and the N.U.C. lights to be fed from the main AC 220V source in normal condition, and automatically fed from the emergency AC 220V source in emergency condition.

Daylight signal lights to be fed from the DC 24V general use battery.

Other signal lights to be fed from the AC 220V source.

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TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT / CHEMICAL TANKER

9.5.8.1 NAVIGATION LIGHT

Double bulb type navigation lights to be provided as follows:

2 - ***LED*** Masthead lights (white), each one on fore mast and radar mast
2 - ***LED*** Side lights (red and green), each one on 'A' deck both sides
1 - ***LED*** Stern light (white) at stern
1 - Navigation lighting panel of graphic type in wheelhouse

9.5.8.2 SIGNAL LIGHT

2 - ***LED*** Anchor lights (white), each one at bow and stern
2 - ***LED*** N.U.C. lights (red), on radar mast
1 - ***LED*** Dangerous cargo light (red)
1 - ***LED*** Constrained draft light (red), on radar mast
1 - ***LED*** Restricted manoeuvrability light (white), on radar mast

9.5.8.3 MORSE SIGNAL LIGHT

1 - ***LED*** Morse signal light on radar mast
3 - Keys, each one in wheelhouse and bridge wings

9.5.8.4 DAYLIGHT SIGNAL LIGHT

1 - Portable type daylight signal light with battery and charger
3 - Receptacles of DC 24V, each one at wheelhouse top and bridge wings

The portable day light signal light to be equipped with battey 24V and battery charger.

9.5.8.5 STEERING LIGHT

1 - ***LED*** Steering light (blue), on aft part of fore mast

9.5.8.6 SUEZ CANAL SIGNAL LIGHT

1 - Set of signal light of X-mas tree type in radar mast
  5 - 8W (LED) white lights (used in common with quarantine light)
  5 - 8W (LED) red lights (used in common with quarantine light)
  3 - 8W (LED) green light (for Singapore seaway)
  1 - 8W (LED) red light at stern
1 - Switch panel in wheelhouse

9.5.8.7 SUEZ CANAL SEARCHLIGHT

One(1) Suez canal search light (3,000 W) to be provided.

One(1) watertight type connection box with a switch to be fitted close to the Suez canal search light and AC 220V source to be fed from the distribution board in the bosun store.

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TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT / CHEMICAL TANKER

9.6 INTERIOR COMMUNICATION AND ALARM EQUIPMENT

9.6.1 INTERIOR COMMUNICATION SYSTEM

9.6.1.1 AUTOMATIC TELEPHONE

One(1) automatic exchange telephone system of forty(40) station capacity to be provided with three(3) simultaneous talking.

The system to be capable of announcement through the public address system.

The system to be fed from AC 220V source and automatically connected to DC 24V on failure of main supply system.

Each one(1) telephone set to be provided as follows:

1) Desk type
   Captain's day room and bed room
      (Parallel connection with one (1) telephone circuit)
   Chief engineer's day room and bed room
      (Parallel connection with one (1) telephone circuit)
   Chief officer's day and bed room
      (Parallel connection with one (1) telephone circuit)
   2nd engineer's day and bed room
      (Parallel connection with one (1) telephone circuit)
   Junior officer class cabins (8)
   Crew class cabins ***(15)***
   Hospital

2) Console Mounting Type
   Wheelhouse (2) (One at forward console, one at radio space)
   Engine control room (2)
   Cargo control console

3) Wall Mounting Type

   W.T. (Water Tight)
   Galley
   Fire control station
   Steering gear room with head chest and 15m cord
   Engine room work shop with head chest and 15m cord
   Engine room (M/E local control station) with head chest and 15m cord
   Emergency generator room with head chest and 15m cord
   Engine room casing (near inert gas generator)

   N.W.T. (Non Watertight)
   Officers' recreation room
   Officers' mess room
   Crew' s recreation room
   Crew' s mess room
   Gymnasium

The telephone in the workshop and one of the telephones in the engine control room to be connected to the common circuit as same phone number.

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TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT / CHEMICAL TANKER

9.6.2 PUBLIC ADDRESS, TALK-BACK/ ENTERTAINMENT SYSTEM

9.6.2.1 PUBLIC ADDRESS SYSTEM

A public address system with talk-back function to be provided.

The public address system to be combined with the fire alarm and emergency general alarm.

One (1) master push button for general emergency alarm to be provided in wheelhouse to operate all loudspeakers at the same time.

The system to be connected to A.C. 220 V emergency power supply.

1) Main Unit

The main unit consisting of public address control panel, talk-back amplifier, radio tuner and CD Player to be installed in the electric equipment room.

2) Control Panel

The control panel to be fitted with a microphone and a monitor speaker, and able to control the speakers onboard for broadcasting outboard, talk-back and emergency instruction.

The control panel to be equipped with a selector switch for the following speakers:

- Compass deck
- Upper deck fore and aft
- Engine room
- Cabins and corridors
- Emergency (cabin, corridor and engine room)

The system to be arranged to operate in following priority:

1st - Control panel in the wheelhouse
2nd - Broadcasting or paging from the telephone
3rd - Broadcasting of entertainment programs

3) Speaker

1 - 30W loudhailer on the compass deck

2 - 10W waterproof speaker
Muster station (nearby lifeboat)

2 - 10W waterproof, portable speaker
Upper deck fore
Upper deck aft

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TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT / CHEMICAL TANKER

5 - 5W waterproof speaker
Navigation bridge wings, air conditioning unit room (10W), galley, emergency generator room

2W speaker (Single face ceiling or wall mounting type with volume controller)
Cabins

2W speaker (Single face ceiling type with volume controller)
Captain's day room
Chief engineer's day room
Chief officer's day room
2nd engineer's day room
Officers' recreation room
Officers' mess room
Crew's recreation room
Crew's mess room
Hospital
Wheelhouse
Engine control room
Ship's office & cargo control room
Gymnasium
Stairway on "B" deck
Stairway on "Upper" deck
CO_2 room
Provision store
Fire control station
Inner passage on "C" deck (3)
Inner passage on "B" deck (3)
Inner passage on "A" deck (3)
Inner passage on Upper deck (3)

1W speaker: Unit toilets and public toilets

Microphone:

3 - Portable type with cable
Nav. bridge wings (used in common with both wings)
Upper deck fore
Upper deck aft

1 - Fixed type in fire control station

4) Functions
Functions of the system to be as follows;

(1) Broadcasting or paging from the telephones.
(2) Talk-back between the wheelhouse or nav. bridge wings and upper deck fore/aft, from the control panel in the wheelhouse.
(3) Broadcasting for entertainment from the radio receiver and CD Player.
(4) The speakers to be used in common with the fire and emergency general alarm system.

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TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT / CHEMICAL TANKER

9.6.2.2 ENTERTAINMENT DEVICE

One(1) omni-directional type antenna for TV/FM and one(1) AM radio antenna to be provided on the wheelhouse top.

One(1) AM/FM/TV outlet unit to be fitted at captain class day room (over the sideboard), senior officer class day room (over the sideboard), officer's recreation room and crew's recreation room.

One(1) main amplifier unit to be installed.

9.6.3 CALLING ALARM SYSTEM

9.6.3.1 ENGINE CREW CALLING ALARM IN ENGINE ROOM

One(1) three-position switch(CALL/OFF/PATROL) to be provided in the engine control room.

Audible alarms to be incorporated into the signal light column in the engine room.

The horns also to be activated by the telephone call to engine control room when the switch is positioned to "PATROL".

9.6.3.2 ENGINE OFFICER CALLING ALARM SYSTEM

Followings to be provided.

1 - Eight-position selector switch in engine control room console

8 - Calling alarm panel with a red lamp, a buzzer and a buzzer stop button, each one in bridge control console, chief engineer's day room, duty engineer's cabins (2nd, 3rd and 4th engineer's room), officer's recreation room, officer's mess room and ship's office & cargo control room

9.6.3.3 HOSPITAL ALARM

Followings to be provided.

2 - Portable push button for each bed in hospital

2 - Buzzers, each one in wheelhouse and 2nd officer's room

9.6.4 SHIP'S ALARM SYSTEM

As for the alarms of engine room equipment, refer to Section 8.

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TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT / CHEMICAL TANKER

9.6.4.1 GENERAL ALARM

The general alarm to be operated on DC 24V or AC 220V emergency supply.

The general alarm to be incorporated with the public address system.
Audible and visual alarms to be incorporated with the signal light column in engine room.

Audible alarms to be released through speakers of public address system in the accommodation.

1 - Master switch in the wheelhouse
1 - Bell with red lamp in the bosun store
1 - General alarm push button in fire control station
2 - Ballast water treatment room

9.6.4.2 FIRE ALARM

Alarm bells for general alarm to be used for fire alarm through the relay that rings the bells intermittently at predetermined interval.

The fire alarm system to be combined with the fire detection system.

Alarm contact makes to be provided as follows:

1 - Bridge control console
1 - Engine control room console
1 - Engine room entrance in upper deck
3 - Staircase doors and exits in "C" deck
3 - Staircase doors and exits in "B" deck
3 - Staircase doors and exits in "A" deck
4 - Vicinity of stairway in engine room
2 - Upper deck door sides
1 - Bosun store
1 - Emergency generator room
1 - Steering gear room
1 - Ship's office & cargo control room
1 - Foam & fire control station
1 - CO_2 room
2 - Ballast water treatment room

9.6.4.3 REF. CHAMBER RESCUE ALARM

The ref. chamber rescue alarm to be operated on DC 24V or AC 220V emergency supply.

1 - Illuminated ON/OFF switch in each ref. chamber
1 - 20cm bell with lamp in galley
1 - Buzzer on the bridge control console

9.6.4.4 CO_2 RELEASE ALARM

One(1) CO_2 release alarm switch to be fitted in the CO_2 release pull box.

The alarm to be operated on DC 24V or AC 220V emergency supply.

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TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT / CHEMICAL TANKER

9.6.4.5 ENGINE ROOM ALARM SYSTEM

The centralized engine room alarm system to be provided and each signal light column to consist of:

- Fire alarm
- Machinery alarm
- Telephone call for auto telephone
- Engine room crew calling alarm
- General emergency alarm
- CO_2 alarm
- Local fire fighting release alarm
- Engine room dead man alarm

Signal light columns to be provided as follows :

- Engine room 2nd deck(2)
- Engine room 3rd deck(2)
- Engine room floor(2)
- Work shop(1)
- Purifier room(1)
- Steering gear room(1)
- HPP room(1)
- Engine casing(1)
-

Each unit to consist of one siren, one electric horn, three strobe lights and indicating plates.

The units to have different sound signal for the extension alarm.

One small indicating plate for the centralized alarm system to be provided on the engine control room console.

9.6.4.6 ENGINE ROOM DEAD-MAN ALARM SYSTEM

An engine room dead-man alarm system to be provided as follows:

The system to be switched on/off by the start/stop push button on the engine control room console and at the engine room entrance, and reset by reset push buttons fitted on the signal light columns.

If the system is not reset within 15 minutes, the alarm to be transferred to the extension alarm system.

The audible and visual pre-warning alarm to be activated in the engine room, 3 minutes before transferring the alarm to the extension alarm system.

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TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT / CHEMICAL TANKER

9.6.4.7 BRIDGE NAVIGATION WATCH ALARM SYSTEM

The bridge navigation watch alarm system to consist of following :

1) Bridge dead man alarm

A system for monitoring the well-being and watch keeping awareness of the watch keeper to be provided on the bridge and push buttons as follows :

2 - Bridge control console
1 - Radio table
1 - Chart table
2 - Bridge wing

The system to give visual/audible alarm in wheelhouse after a preset time and in the event this signal is not acknowledged within a further short preset time, the deck officer calling alarm system to be automatically initiated.

2) Warning/alarm and calling alarm system

This system to be automatically initiated after a preset time if the following alarms have not been accepted in the wheelhouse.

- CPA
- Traffic monitoring by radar/ ARPA
- Off-track alarm by position fixing system
- Wheelhouse interval checking system
- Shallow depth alarm
- Way point approching
- Off-course alarm by auto pilot/gyro compass, if required by Classification Society
- Steering alarm
- Gyro compass failure
- Failure of any power supply to the navigation distribution panel
- Failure of navigation alarm transfer, if applicable

The deck officer calling alarm system to be provided with a timer panel in captain's day room and each one(1) buzzer in captain's day room, captain's bed room, chief officer's day room, chief officer's bed room, officer's cabin (2), ship's office & cargo control room, officer's recreation room and officer's mess room.

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TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT / CHEMICAL TANKER

9.7 NAVIGATION EQUIPMENT

9.7.1 NAVIGATION AIDS

9.7.1.1 MAGNETIC COMPASS

One(1) transmitting type magnetic compass with a reflecting mirror to be installed on the compass bridge deck.

Accessory to be provided as per the maker's standard.
One(1) spare bowl to be provided.

The magnetic compass to be adjusted at sea trial.

9.7.1.2 GYRO COMPASS/AUTOPILOT

The steering control system and gyro system to be installed in the stand alone steering stand.

1) Steering Control System

   a) Auto steering
      -Adaptive control mode
      -PID control mode
   b) Manual steering
      -Follow-up mode (wheel)
      -Non follow-up mode (tiller)

2) Gyro system

   1- Gyro compass, one in the steering stand

   Gyro repeaters to be fitted as follows:
   1 - on the steering stand
   1 - at the front wall of wheelhouse
   2 - at bridge wings, port and starboard (stand type)
   1 - in the steering gear room (digital type)

   Gyro signals to be provided for the following:
   2 - Radars
   1 - Course recorder

   The audible alarm for excessive deviation from the ship's normal course to be provided in the steering stand.

3) Course Recorder

   One (1) course recorder to be installed on the chart table.

4) Off-course Alarm

   One (1) off-course alarm unit to be provided in the steering stand.

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TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT / CHEMICAL TANKER

5) Power Source

The gyro compass and autopilot to be operated on AC 220V, 3Ph fed from the navigation distribution board and power supply to autopilot to be fed from each starter of steering gear.

9.7.1.3 HORN

Two(2) horns with space heaters to be provided, one(1) air horn on the radar mast and the other electric horn on the foremast.

One(1) horn control system with a time controller, operated on AC 220V, 1Ph to be provided in the bridge control console.

Each one(1) push button to be provided in the wheelhouse and bridge wings.

The control device to be used for both horns.
The horn light to be used in common with Morse signal light.

HMD

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TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT / CHEMICAL TANKER

9.7.2 SEARCHING EQUIPMENT

9.7.2.1 ECHO SOUNDER

One(1) echo sounder having recording capability to be provided with a transducer fitted at the bottom of engine room.

The main unit to be provided in the chart space.

Particulars:

Depth range	About 200m
Output	Maker's standard
Power source	AC 220V, 1 Ph, 60Hz

9.7.2.2 DOPPLER SPEED LOG

One(1) single axis type Doppler speed log with gate valve to be provided with a transducer fitted at ship's forward bottom.

One(1) master display unit to be provided on the chart table and ***each*** one(1) remote speed indicator with a separate dimmer switch to be provided in the measuring instrument panel ***and both bridge wings***

Range of speed	:	0-25 Knots
Power source	:	AC 220V, 1Ph, 60Hz

Speed signals to be provided for ARPA, auto pilot, ECDIS, VDR, AIS and oil pollution monitor.

9.7.2.3 RADAR

Two(2) rasterscan type marine radars to be provided and principal particulars to be as follows:

	3 cm Radar	10 cm Radar
No. of set	One (1)	***Two (2)***
Frequency	X-band	S-band***(solid state)***
Output	25-50 kW	-
Display unit	23.1" LCD / ARPA	23.1" LCD / ARPA
Effective diameter	320mm	320mm
Max. range	64 naut. mile	64 naut. mile
Scanner	Maker's standard	
Power source	As per the maker's standard	

The performance monitor and inter-switching unit to be provided.

Transceiver units to be combined with the respective radar scanner units on the radar mast.

The AIS targets to be displayed on all radar screens.

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TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT / CHEMICAL TANKER

9.7.2.4 ANEMOMETER AND ANEMOSCOPE

One(1) anemometer and anemoscope to be provided.

1 - Transmitter on top of the radar mast
1 - Wind velocity and direction indicator in the measuring instrument panel with a separate dimmer switch on the bridge control console
1 - Display/monitoring repeater with alarm device and recorder in the cargo control room
2 - Electric horn with lamp on compass deck

Power supply: AC 220V, 1Ph, 60Hz

9.7.2.5 ELECTRIC CLOCK

One(1) electric clock system to be provided.
Electric power to be fed from the DC 24V supply system.

1 - Master clock with slave clock control panel in chart space

2 - Three-hand type slave clocks, each one in following places:
Engine control room
Measuring instrument panel (with a separate dimmer switch)

18 - Two-hand type slave clocks, each one in following places :

Captain class day room (2)
Senior officer class day room (2)
Junior officer cabin (8)
Officer's recreation room
Officer's mess room
Crew's recreation room
Crew's mess room
Galley (W.T)
Ship's office & cargo control room

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TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT / CHEMICAL TANKER

9.7.3 NAVIGATOR

9.7.3.1 DGPS NAVIGATOR

Two(2) DGPS navigators and one(1) printer for no.1 DGPS to be provided on the chart table.

The navigators to be interfaced with the radio plant and radars.

Power source: AC 220V, 60Hz, 1Ph,

9.7.3.2 WEATHER FACSIMILE RECORDER

One(1) weather facsimile recorder to be provided in the wheelhouse.

Recording system	Continuous recording on thermal recording paper
Scanning speed	60, 90 and 120RPM
Receiving system	Instantaneous turning unit selection (10 inch)
Frequency range	2 - 25MHz in 100Hz step
Power source	AC 220V, 60Hz, 1Ph

9.7.3.3 VOYAGE DATA RECORDER

One(1) voyage data recorder to be provided in the wheelhouse in accordance with IMO resolution MSC.333(90) and to consist of:

1 - Protective capsule
1 - Float-free capsule
1 - Main unit
5 - Microphones for bridge
2 - Microphones for bridge wing
1 - Playback software

The following data to be recorded.

- Date and time(DGPS or internal clock)
- Position(DGPS)
- Ship's heading(Gyro)
- Speed(Log)
- Depth(Echo sounder)
- Main alarms(status of mandatory alarms on the bridge)
- Rudder order and response and control station in use
- Engine order/response and control station in use
- Wind direction and speed
- Radar data(X-band and S-band input)
- ECDIS display
- AIS data
- Bridge audio(Microphone)
- Communication audio(No.1 VHF unit and no.2 VHF)

The voyage data recorder to be operated on AC 220V, 60Hz, 1Ph fed from the navigation distribution board.

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TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT / CHEMICAL TANKER

9.7.3.4 AUTOMATIC IDENTIFICATION SYSTEM

One(1) automatic identification system to be provided.

The following parameters to be transmitted according to SOLAS 2000 requirements.

- Ship type
- Ship's position
- Ship's heading
- Ship's speed

The automatic identification system to be operated on AC 220V, 60Hz, 1Ph fed from the navigation distribution board.

A pilot plug to be close to conning position No.1 in the navigation bridge and labeled "AIS PILOT PLUG" and to have nearby a USA standard (NMEA 5-15R) AC 120V 3-prong power receptacle to provide power to the pilot's laptop computer. This receptacle to be connected to emergency power.

9.7.3.5 LOADING COMPUTER

One(1) loading computer to be provided with the following standard calculation functions.

- Displacement and deadweight calculation
- Trim and draft calculation (Fore, aft & midship)
- Draft correction (Fore, aft & midship) due to difference of sea water density
- Shear force and bending moment at the prescribed frame point
- Maximum value and percentage of shear force and bending moment with their actual position
- Intact stability calculation including GM according to International Code on Intact Stability, 2008
- Direct damage stability calculation

The hardware including 19" LCD monitor, keyboard, CD-ROM drive and laser printer (A4 size) to be of IBM PC compatible type.

The loading computer to be on-line with the cargo tank monitoring system, ballast tank level and draft gauge ***and to have the function for 3D graphical display.***

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TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT / CHEMICAL TANKER

9.7.3.6 SHIP NETWORK SYSTEM *(BUYER'S SUPPLY) (same as H.2648)*

Ship network system to be provided by the Buyer.
Software such as shipboard management system, etc. to be supplied by the Buyer.

Local area network cable (FTP, category 6 / 1000 Mbps) to be installed by the Builer.

Three (3) sets of hub (patch panel) of 40 PC stations capacity and one (1) server rack for server (O.F.E.) to be provided in the electric equipment room.

Following terminals to be connected through the ship's network system.

8 - Wheelhouse (3 for radio table, 2 for chart table, 3 for PC desk)
5 - Captain day room
4 - Chief engineer's day room
2 - Conference room
4 - Ship's office
2 - Engine control room
3 - Chief officer's day room
3 - 2nd engineer's day room
4 - Cargo control room
2 - Corridor (C-deck, B-deck)
1 - Officer's recreation room
1 - Crew's recreation room

A central UPS (10kVA, 15 min) to be provided with receptacles beside of the computer termination sockets. UPS fault alarm to be provided to AMS.

9.7.3.7 ELECTRONIC CHART DISPLAY AND INFORMATION SYSTEM (ECDIS)

Two (2) electronic chart and display system (ECDIS, ***26"***) to be installed in the wheelhouse

The system to comply with the requirements of IMO and be able to display both vector format and raster format chart.

The system to be interfaced with the radars, gyro compass, speed log, echo sounder, DGPS, and AIS.

The electronic navigation charts and paper charts to be supplied by the Buyer.

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TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT / CHEMICAL TANKER

9.8 WIRELESS EQUIPMENT

The radio equipment to be provided according to GMDSS requirement for ships sailing in sea areas A1, A2, and A3 and availability of equipment to be insured by duplication of equipment and shore base maintenance.

Wireless equipment to be operated on AC 220V fed from the navigation distribution board.

9.8.1 SATELLITE COMMUNICATION EQUIPMENT

Two (2) standard-C satellite communication system with EGC function to be provided and to consist of :

1 - Telex with CRT, keyboard and printer on radio console in wheelhouse
1 - Antenna on radar mast

One (1) Fleet Broadband satellite communication system (FBB 500) which is not a part of GMDSS to be provided and to consist of:

One (1) - Radome antenna on compass deck
One (1) - Main unit on radio console
One (1) - Handset on radio console
One (1) - Facsimile

9.8.2 MF/HF RADIO EQUIPMENT

MF/HF radio equipment to be provided with a radio console and to consist of:

1 - 150W MF/HF transmitter
1 - MF/HF receiver
1 - MF/HF DSC terminal
1 - MF/HF watch keeping receiver

9.8.3 VHF RADIO TELEPHONE

1) No.1 VHF radio telephone
One(1) VHF radio telephone with a DSC control unit to be provided and to consist of:

1 - Main unit with DSC function in the bridge control console
2 - Handset connector for both wings
1 - Portable handset

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TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT / CHEMICAL TANKER

2) No.2 VHF radio telephone
One(1) VHF radio telephone with a DSC control unit to be provided and to consist of:

1 - Main unit with DSC function in the radio console
1 - Remote control unit in the ***cargo control console***

3) No.3 VHF radio telephone in Citadel
One (1) VHF radio telephone without a DSC control unit to be provided and to consist of:

1 - Main unit
1 - UPS (5kVA)

No.3 VHF telephone (1EA) fed from 220V AC main and emergency feeder circuits with auto change over system and 24V DC back up 5KVA UPS.

9.8.4 PORTABLE VHF TRANSCEIVER

Three(3) portable VHF transceivers with a maker standard battery charger to be provided.

9.8.5 PORTABLE UHF TRANSCEIVER

Ten(10) portable UHF transceivers (explosive proof type) with a maker standard battery chargers to be provided. Six (6) of them to be provided by the Buyer. Four (4) of them to be used for fire fighter's communication in accordance with MSC.338(91).

9.8.6 SATELLITE EPIRB

One(1) satellite emergency position indicating radio beacon with hydrostatic release mechanism to be fitted at the navigation deck.

9.8.7 NAVTEX RECEIVER

One(1) navtex receiver to be provided on the chart table.
Power source: AC 220V, 60Hz

9.8.8 SEARCH & RESCUE RADAR TRANSPONDER (SART)

Two(2) search and rescue radar transponder (9Ghz) to be provided for life saving appliances.

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TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT / CHEMICAL TANKER

9.8.9 SHIP SECURITY ALERT SYSTEM (SSAS)

One(1) ship security alert system to be provided according to SOLAS chapter XI-2 and to consist of:

1 - Transceiver with antenna
2 - Panic buttons

The system may be incorporated in the standard-C communication system according to the maker's standard.

9.8.10 LONG RANGE IDENTIFICATION AND TRACKING SYSTEM (LRIT)

One(1) long range identification and tracking system to be provided according to SOLAS chapter V and information to consist of:

- The identity of the ship
- The position of the ship (latitude and longitude)
- The date and time of the position provided

The system to be incorporated in the Standard-C communication system.

LRIT conformance test including application, registration and relevant fees to be provided and carried out by the Buyer.

One (1) independent LRIT to be provided in Citadel.

HMD

9.8.11 IRIDIUM TELEPHONE SYSTEM FOR CITADEL

One (1) Iridium telephone system to be provided and to consist of:

1 - Antenna on wheelhouse top
1 - Telephone in Citadel
1 - Repeater in captain day room
1 - UPS (2kVA)

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TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT / CHEMICAL TANKER

9.9 CABLE AND CABLE INSTALLATION

9.9.1 ELECTRIC CABLE

In general electric cables to be of IEC (IEC 60092 series) marine cable and flame retardant type tested according to IEC 60332-1 & IEC 60332-3 Category A and approved by the Classification Society except special cables.

0.6/1kV cables to be used for power & lighting circuits and 250V cables for control, signal, communication and instrumentation circuits.

1) General use cable (construction)

Electric cables to be of as follows:

Application	Construction
General	Ethylene propylene rubber insulated, steel wire braided and PVC covered
Cables for lighting and receptacles in accommodation space	Ethylene propylene rubber insulated and PVC sheathed 3 core cable (one core to be used for earthing).
Multi-core cable	Ethylene propylene rubber insulated, copper wire braided and PVC covered

Single, double or triple core cables to be used in general and multi-core(2 to 77 cores) cables to be used for communication circuits, control circuits and forward signal/navigation light circuit.

2) Special cable

Application of special cables to be as follows:

Application	Kind of cable
Microphone circuit, radio equipment Circuit which is deemed to have radio interference by induced current	Twist cable of ethylene propylene rubber insulated, copper wire braided and PVC covered cable
Radio high frequency circuit	Coaxial cable
Inner connection of main switchboard	PVC insulated flexible wire(SYP) and poly-ethylene insulated flexible wire(SCP)
Inner connection of battery switchboard, alarm panel, control panel and measuring instrument panel	PVC insulated wire(SY)
Portable appliance	Rubber insulated and polychloroprene sheathed flexible cable(PNP)
Cold provision chamber	PCP insulated, steel wire braided and PCP sheathed cable
Desk light	***PVC insulated flexible(TYP)***

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TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT / CHEMICAL TANKER

9.9.2 CABLE INSTALLATION

9.9.2.1 GENERAL

Electric cables to be laid avoiding places of high temperature and high humidity and to be protected where it is subject to mechanical damage.

Cables run in group to be supported with the steel hanger.
Hangers to be fitted with proper space from the hull structure so as to permit the hull structure to be painted easily.

Cables to be fixed with non-metallic cable straps and metallic cable straps.

Cables in ref. provision chambers to be laid on the plastic plate seat liner and fixed with cable straps.

Where cables penetrate watertight decks or bulkheads, watertight cable glands or approved type compounds to be used.

Where cables penetrate fire-tight deck or bulkhead, cable glands or coaming with sealing compounds to be used for the protection of cables.

9.9.2.2 INSTALLATION OF CABLE

Where paneling is applied over the hull structure in the accommodation, wiring to be concealed behind the panel as far as practicable, except where single paneling is applied.

Exposed cables in cabins with paneling to be covered with the cord cover.
Where cables are exposed to the danger of some mechanical damage, those to be protected with steel plates, galvanized steel pipes(SPP), flexible cable conduits or other equivalent means.

Cables on exposed deck between the deckhouse and the upper deck fore to be protected with galvanized steel pipes, and several expansion boxes to be fitted.

Cables along the fore mast to be protected with galvanized steel pipes (SPP) or painted steel plates up to 3m high above the deck or to be installed inside of the mast with cable hangers.

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TECHNICAL SPECIFICATIONS 50,000 DWT CLASS PRODUCT / CHEMICAL TANKER

9.10 TOOLS

9.10.1 ELECTRIC WELDER (O.F.E)

One(1) electric AC arc welder to be provided by the Buyer in the workshop:

Particulars:

Type	Drip-proof type
Voltage	
Primary	AC 440V
Secondary	AC 35V
Output	300A
Control	Machine side control

And the following to be supplied as accessories:

1 - Handshield
1 - Helmet
1 - Hammer
1 - Wire brush
1 - Leather gloves
4 - Flexible cables each of 25m with connecting metal
Each 5 Kg - Welding rods of 3,4 and 5mm dia.

One(1) source terminal of primary voltage to be provided in the bosun store.

HMD

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Annex 3 – CISA Payment Undertaking

[TO BE PRINTED ON HEADED PAPER OF CARGILL INTERNATIONAL SA]
TO: Alpha Bank A.E.
40 Stadiou Street Athens
Greece
March 2019
Dear Sirs,
Payment Letter – Hyundai Mipo Dockyard Co., Ltd. new build vessel M/T “ECO MARINA DEL REY” with Hull No. 8242 and IMO No. 9798349 (“Vessel”)
We hereby undertake to you that upon (A) receipt by us of an original of the fully executed and dated notice of re-assignment (relating to the deed of assignment dated 12 July 2018 and entered into between you and PCH Dreaming Inc. (“PCH”)), such notice of re-assignment in the form and on the terms set out in Appendix 1, duly executed by duly authorised representatives of Alpha Bank A.E.; and (B) the Vessel being delivered to, and accepted by, CFT Investments 1 LLC, as evidenced by the timed and dated protocol of delivery and acceptance in respect of the Vessel and executed by us, CFT Investments 1 LLC and PCH (the time and date set out in such protocol of delivery and acceptance, the “Time of Delivery”), we shall remit (such remittance to be irrevocable and unconditional) the sum of United States Dollars Nine Million Eight Hundred and Forty Eight Thousand Two Hundred and Eighty (US$9,848,280) (the “Funds”) immediately after the Time of Delivery (provided that if the Time of Delivery falls at a time that is on a day that is not a Banking Day or falls at a time that is after 2.30 pm Geneva time on a Banking Day, then we shall remit (such remittance to be irrevocable and unconditional) with same day value, to you the Funds on the next Banking Day following the date on which the Time of Delivery falls), in freely available funds, free of all bank charges and without set-off to you, Alpha Bank A.E., as follows:
Beneficiary:	PCH DREAMING INC.
Beneficiary Bank:	ALPHA BANK A.E.
Full address of Beneficiary Bank:	AKTI MIAOULI 93, 185 38 PIRAEUS
SWIFT Code:	CRBAGRAAXXX
CORRESPONDENT BANK:	CITIBANK N.A.
Full address of correspondent bank:	NEW YORK, 399 Park Avenue, New York N.Y. 10022 U.S.A.
SWIFT Code of Correspondent Bank;	CITIUS33XXX

IBAN:	GR38 0140 9600 9600 1500 6030 697
Payment reference:	HULL NO. 8242 – IMO 9798349

This letter and any non-contractual obligations arising out of or in connection with it are governed by and construed in all respects in accordance with English law and the English courts are to have exclusive jurisdiction to settle any disputes which may arise out of or in connection with this letter or any non-contractual obligations arising out of or in connection with it.
In this letter “Banking Day” means a day on which banks are open for business in London, New York, Geneva, Athens and Piraeus.
Yours faithfully,
................................................
Signed for and on behalf of Cargill International SA
By: George Wells Title:
Assistant Vice President

[TO BE PRINTED ON HEADED PAPER OF CARGILL INTERNATIONAL SA]
APPENDIX 1 – form and terms of notice of re-assignment

EXECUTION PAGE — ADDENDUM NO. 1 TO MOA IN RESPECT OF HULL NO. 8242 DATED 29 JUNE 2018

For and on behalf of
Cargill International SA
By:  /s/ Keith Dawe
Name:  Keith Dawe
Title: Proxy Holder

For and on behalf of
PCH Dreaming Inc.
By:  /s/ Dimitra S. Karkaletsi
Name:  Dimitra S. Karkaletsi
Title:  Attorney-in-fact

For and on behalf of
Top Ships Inc.
By:  /s/ Dimitra S. Karkaletsi
Name:  Dimitra S. Karkaletsi
Title:  Attorney-in-fact